[VERSION A]

                             THE BIG EDGE CHOICE(R)
                        PHL VARIABLE ACCUMULATION ACCOUNT

                    ISSUED BY: PHL VARIABLE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2003

    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate payments and contract value to one or more of the subaccounts of the PHL Variable Accumulation Account ("Account"), the Market Value Adjusted Guaranteed Interest Account ("MVA") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.

THE PHOENIX EDGE SERIES FUND
----------------------------
    >   Phoenix-Aberdeen International Series
    >   Phoenix-AIM Mid-Cap Equity Series
    >   Phoenix-Alliance/Bernstein Enhanced Index Series
    >   Phoenix-Alliance/Bernstein Growth + Value Series
    >   Phoenix-Duff & Phelps Real Estate Securities Series
    >   Phoenix-Engemann Capital Growth Series
    >   Phoenix-Engemann Small & Mid-Cap Growth Series
    >   Phoenix-Goodwin Money Market Series
    >   Phoenix-Goodwin Multi-Sector Fixed Income Series
    >   Phoenix-Hollister Value Equity Series
    >   Phoenix-Janus Flexible Income Series
    >   Phoenix-Kayne Large-Cap Core Series
    >   Phoenix-Kayne Small-Cap Quality Value Series
    >   Phoenix-Lazard International Equity Select Series
    >   Phoenix-Lazard Small-Cap Value Series
    >   Phoenix-Lazard U.S. Multi-Cap Series
    >   Phoenix-Lord Abbett Bond-Debenture Series
    >   Phoenix-Lord Abbett Large-Cap Value Series
    >   Phoenix-Lord Abbett Mid-Cap Value Series
    >   Phoenix-MFS Investors Growth Stock Series
    >   Phoenix-MFS Investors Trust Series
    >   Phoenix-MFS Value Series
    >   Phoenix-Northern Dow 30 Series
    >   Phoenix-Northern Nasdaq-100 Index(R)Series
    >   Phoenix-Oakhurst Growth and Income Series
    >   Phoenix-Oakhurst Strategic Allocation Series
    >   Phoenix-Sanford Bernstein Global Value Series
    >   Phoenix-Sanford Bernstein Mid-Cap Value Series
    >   Phoenix-Sanford Bernstein Small-Cap Value Series
    >   Phoenix-Seneca Mid-Cap Growth Series
    >   Phoenix-Seneca Strategic Theme Series
    >   Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
    >   AIM V.I. Capital Appreciation Fund
    >   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
    >   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
    >   Federated Fund for U.S. Government Securities II
    >   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
    >   VIP Contrafund(R) Portfolio
    >   VIP Growth Opportunities Portfolio
    >   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
    >   Mutual Shares Securities Fund
    >   Templeton Developing Markets Securities Fund *
    >   Templeton Foreign Securities Fund
    >   Templeton Global Asset Allocation Fund *
    >   Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------
    >   Scudder VIT EAFE(R) Equity Index Fund
    >   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
    >   Technology Portfolio

WANGER ADVISORS TRUST
---------------------
    >   Wanger Foreign Forty
    >   Wanger International Small Cap
    >   Wanger Twenty
    >   Wanger U.S. Smaller Companies


    * Not available for new investors


    The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.


    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.


    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2003 has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below.

IF YOU HAVE ANY QUESTIONS,
PLEASE CONTACT:          [GRAPHIC OF LETTER]      PHL VARIABLE INSURANCE COMPANY
                                                  ANNUITY OPERATIONS DIVISION
                                                  PO Box 8027
                                                  Boston, MA 02266-8027
                         [GRAPHIC OF TELEPHONE]   TEL. 800/541-0171

                       TABLE OF CONTENTS


Heading                                                     Page
----------------------------------------------------------------
SUMMARY OF EXPENSES.......................................    3
CONTRACT SUMMARY..........................................    6
FINANCIAL HIGHLIGHTS......................................    7
PERFORMANCE HISTORY.......................................    7
THE VARIABLE ACCUMULATION ANNUITY.........................    7
PHL VARIABLE AND THE ACCOUNT .............................    7
INVESTMENTS OF THE ACCOUNT................................    8
GIA.......................................................    8
MVA.......................................................    9
PURCHASE OF CONTRACTS.....................................    9
DEDUCTIONS AND CHARGES....................................    9
   Premium Tax............................................    9
   Surrender Charges......................................    9
   Charges for Mortality and Expense Risks................   10
   Charges for Administrative Services....................   10
   Market Value Adjustment................................   10
   Other Charges..........................................   10
THE ACCUMULATION PERIOD...................................   10
   Accumulation Units.....................................   10
   Accumulation Unit Values...............................   11
   Transfers .............................................   11
   Optional Programs & Benefits...........................   11
      Dollar Cost Averaging Program.......................   11
      Asset Rebalancing Program...........................   12
      Guaranteed Minimum Income Benefit
        Rider ("GMIB")....................................   12
   Surrender of Contract; Partial Withdrawals.............   14
   Lapse of Contract......................................   14
   Payment Upon Death Before Maturity Date ...............   14
THE ANNUITY PERIOD .......................................   15
   Variable Accumulation Annuity Contracts................   15
     Annuity Options .....................................   15
     Other Options and Rates..............................   17
     Other Conditions.....................................   17
   Payment Upon Death After Maturity Date.................   17
VARIABLE ACCOUNT VALUATION PROCEDURES.....................   17
   Valuation Date.........................................   17
   Valuation Period.......................................   18
   Accumulation Unit Value................................   18
   Net Investment Factor..................................   18
MISCELLANEOUS PROVISIONS..................................   18
   Assignment.............................................   18
   Deferment of Payment ..................................   18
   Free Look Period.......................................   18
   Amendments to Contracts................................   18
   Substitution of Fund Shares............................   18
   Ownership of the Contract..............................   19
FEDERAL INCOME TAXES......................................   19
   Introduction...........................................   19
   Income Tax Status......................................   19
   Taxation of Annuities in General--Non-Qualified Plans..   19
     Surrenders or Withdrawals Prior to the Contract
        Maturity Date.....................................   19
     Surrenders or Withdrawals On or After the Contract
        Maturity Date.....................................   19
     Penalty Tax on Certain Surrenders and Withdrawals....   20
   Additional Considerations..............................   20
   Diversification Standards .............................   21
   Taxation of Annuities in General--Qualified Plans......   21
     Tax Sheltered Annuities ("TSAs") ....................   22
     Keogh Plans..........................................   23
     Individual Retirement Accounts.......................   23
     Corporate Pension and Profit-Sharing Plans...........   23
     Deferred Compensation Plans with Respect to
        Service for State and Local Governments and
        Tax Exempt Organizations..........................   23
     Penalty Tax on Certain Surrenders and Withdrawals
        from Qualified Plans..............................   23
     Seek Tax Advice......................................   24
SALES OF VARIABLE ACCUMULATION CONTRACTS .................   24
STATE REGULATION .........................................   24
REPORTS ..................................................   25
VOTING RIGHTS ............................................   25
TEXAS OPTIONAL RETIREMENT PROGRAM ........................   25
LEGAL MATTERS ............................................   25
SAI.......................................................   25
APPENDIX A - INVESTMENT OPTIONS...........................  A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS....................  B-1
APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES ................  C-1
APPENDIX D - FINANCIAL HIGHLIGHTS.........................  D-1

SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
    The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract.

--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES

Deferred Surrender Charge (as
   a percentage of amount surrendered:

Age of Payment in Complete Years 0.............     7%
Age of Payment in Complete Years 1.............     6%
Age of Payment in Complete Years 2.............     5%
Age of Payment in Complete Years 3.............     4%
Age of Payment in Complete Years 4.............     3%
Age of Payment in Complete Years 5.............     2%
Age of Payment in Complete Years 6.............     1%
Age of Payment in Complete Years 7+............    None


Transfer Charge (1)
Current .......................................    None
Maximum........................................   $10

These tables describe the fees and expenses that you will pay at the time that you purchase the contract, surrender the contract or transfer value between the subaccounts. State premium taxes may also be deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL ADMINISTRATIVE CHARGE

    Maximum (2)................................    $35
GUARANTEED MINIMUM INCOME BENEFIT
RIDER (GMIB) FEE (3) (as a percentage of the
guaranteed annuitization value).................   .40%
ANNUAL SEPARATE ACCOUNT EXPENSES (as a
 percentage of average account value)
    Mortality and Expense Risk Fee.............. 1.250%
    Daily Administrative Fee....................  .125%
                                                 ------
    Total Annual Separate Account Expenses...... 1.375%

These tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES

                                      Minimum      Maximum
                                      -------      -------

Total Annual Fund Operating
Expenses (expenses that are
deducted from the fund assets
include management fees,
12b-1 fees and other expenses) .....  0.32%        22.60%


This table shows the minimum and maximum total operating expenses for the year ended 12/31/02, charged by the fund companies that you may pay periodically during the time that you own the contract. More detail concerning the funds' fees and total and net fund operating expenses can be found after the Expense Examples and are contained in the fund prospectuses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSE EXAMPLES

If you surrender your contract at the end of the applicable time period, your maximum costs would be:

1 Year       3 Years       5 Years      10 Years
------------------------------------------------

$2,722       $5,664        $7,602       $10,043


If you annuitize your contract at the end of the applicable time period, your maximum costs would be:

1 Year       3 Years       5 Years      10 Years
------------------------------------------------

$2,722       $5,664        $7,511       $10,043


If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

1 Year       3 Years       5 Years      10 Years
------------------------------------------------

$2,215        $5,430        $7,511       $10,043


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and the maximum fund fees and expenses that were charged for the year ended 12/31/02.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Your actual costs may be higher or lower based on these assumptions.
--------------------------------------------------------------------------------

(1) We reserve the right to impose a transfer charge of up to $10 per transfer after the first 2 transfers in each contract year.

(2) This charge is deducted annually on the contract anniversary on a pro rata basis from each investment option that you have selected.

(3) The Guaranteed Minimum Income Benefit Rider is an optional rider. The fee for this rider will only be deducted annually on the contract anniversary, if the rider is selected.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)


----------------------------------------------------------------------------------------------------------------------------
                                                      Investment        Rule      Other Operating    Total Annual Fund
                     Series                         Management Fee    12b-1 Fees       Expenses            Expenses
----------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
----------------------------------------------------------------------------------------------------------------------------
phoenix-aberdeen international                          0.75%           N/A            0.30% (5)              1.05%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%           N/A            2.58% (3)              3.43% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%           N/A            0.28% (2)              0.73% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%           N/A            2.91% (3)              3.76% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%           N/A            0.37% (4)              1.12% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%           N/A            0.10% (3)              0.75%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%           N/A            1.32% (4)              2.22% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%           N/A            0.16% (3)              0.56%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%           N/A            0.19% (3)              0.69%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%           N/A            0.31% (3)              1.01% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%           N/A            0.54% (3)              1.34% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core   (6)                      0.70%           N/A           13.62% (1)              14.32% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value   (6)             0.90%           N/A           21.70% (1)              22.60% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select  (6)         0.90%           N/A            9.36% (1)              10.26% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value  (6)                     0.90%           N/A            5.26% (1)               6.16% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap  (6)                      0.80%           N/A            7.34% (1)               8.14% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture   (6)                0.75%           N/A            6.28% (1)               7.03% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value   (6)               0.75%           N/A            8.51% (1)               9.26% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value   (6)                 0.85%           N/A            9.20% (1)              10.05%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                      0.75%           N/A            0.23% (3)               0.98%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust   .                         0.75%           N/A            4.73% (3)               5.48% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%           N/A            1.84% (3)               2.59% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%           N/A            0.76% (3)               1.11% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%           N/A            2.37% (3)               2.72% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%           N/A            0.25% (3)               0.95%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%           N/A            0.12% (3)               0.70%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%           N/A            1.67% (3)               2.57% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%           N/A            0.35% (3)               1.40% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%           N/A            0.59% (3)               1.64% (7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%           N/A            0.34% (4)               1.14%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%           N/A            0.25% (4)               1.00%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%           N/A            8.48% (1)               9.33% (7)
----------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                            Reimbursements  Net Annual Fund
                                            --------------  ---------------
Series                                        & Waivers         Expenses
------                                        ---------         --------
Phoenix-AIM Mid-Cap Equity                     (2.33%)            1.10%
Phoenix-Alliance/Bernstein Enhanced Index      (0.08%)            0.65%
Phoenix-Alliance/Bernstein Growth + Value      (2.66%)            1.10%
Phoenix-Duff & Phelps Real Estate Securities   (0.02%)            1.10%
Phoenix-Engemann Small & Mid-Cap Growth        (0.97%)            1.25%
Phoenix-Hollister Value Equity                 (0.06%)            0.95%
Phoenix-Janus Flexible Income                  (0.29%)            1.05%
Phoenix-Kayne Large-Cap Core                  (13.47%)            0.85%
Phoenix-Kayne Small-Cap Quality Value         (21.55%)            1.05%
Phoenix-Lazard International Equity Select     (9.21%)            1.05%
Phoenix-Lazard Small-Cap Value                 (5.11%)            1.05%
Phoenix-Lazard U.S. Multi-Cap                  (7.19%)            0.95%
Phoenix-Lord Abbett Bond-Debenture             (6.13%)            0.90%
Phoenix-Lord Abbett Large-Cap Value            (8.36%)            0.90%
Phoenix-Lord Abbett Mid-Cap Value              (9.05%)            1.00%
Phoenix-MFS Investors Trust                    (4.48%)            1.00%
Phoenix-MFS Value                              (1.59%)            1.00%
Phoenix-Northern Dow 30                        (0.51%)            0.60%
Phoenix-Northern Nasdaq-100 Index(R)           (2.12%)            0.60%
Phoenix-Sanford Bernstein Global               (1.42%)            1.15%
Phoenix-Sanford Bernstein Mid-Cap Value        (0.10%)            1.30%
Phoenix-Sanford Bernstein                      (0.34%)            1.30%
Small-Cap Value
Phoenix-State Street Research
   Small-Cap Growth                            (8.33%)            1.00%

    (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Net Annual
                                                                  Rule                                              Fund Expenses
                                                  Investment    12b-1 or     Other                                      After
                                                  Management    Service    Operating  Total Annual  Reimbursements  Reimbursements
                     Series                           Fee         Fees      Expenses  Fund Expenses   & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%        0.85%         (0.00%)          0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%        0.85%         (0.00%)          0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.11%        0.96%         (0.00%)          0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%       0.25% (1)   0.12%        0.97%           ----           ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary         0.60%       0.25% (1)   0.17%        1.02%           ----           ---- (9)
Shares
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
   PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (2)                      0.58%       0.10%       0.10%        0.78%           ----           ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio (2)               0.58%       0.10%       0.12%        0.80%           ----           ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio (2)                             0.58%       0.10%       0.09%        0.77%           ----           ---- (9)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                       0.60% (3)    0.25%       0.21%        1.06%         (0.01%)          1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund        1.25%        0.25%       0.33%        1.83%         (0.00%)          1.83%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                   0.70% (3)    0.25%       0.20%        1.15%         (0.02%)          1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund              0.62% (3)    0.25%       0.21%        1.08%         (0.02%)          1.06%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (4)                0.81%        0.25%       0.06%        1.12%         (0.00%)          1.12%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (5)            0.45%        N/A        0.47%        0.92%         (0.27%)          0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund (6)                0.20%        N/A        0.12%        0.32%         (0.02%)          0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%        N/A        0.49%        1.29%          ----            ----(9)
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (8)                             1.00%        N/A        0.55%        1.55%         (0.10%)          1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.24%        N/A        0.23%        1.47%         (0.00%)          1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        0.95%        N/A        0.23%        1.18%         (0.00%)          1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.94%        N/A        0.11%        1.05%         (0.00%)          1.05%
----------------------------------------------------------------------------------------------------------------------------------

(1) The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund, .68% for the Templeton Foreign Securities Fund and .60% for the Templeton Global Asset Allocation Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                            Reimbursements  Net Annual Fund
                                            --------------  ---------------
Series                                        & Waivers         Expenses
------                                        ---------         --------
Federated Fund for U.S. Government
   Securities II                              (0.25%)             0.72%
Federated High Income Bond Fund II - Primary  (0.25%)             0.77%
Shares
VIP Contrafund(R) Portfolio                   (0.04%)             0.74%
VIP Growth Opportunities Portfolio            (0.03%)             0.77%
VIP Growth Portfolio                          (0.06%)             0.71%
Technology Portfolio                          (0.14%)             1.15%


    (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

CONTRACT SUMMARY
--------------------------------------------------------------------------------

    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.

OVERVIEW

    The contract offers a dynamic idea in retirement planning. It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that they likely would not benefit from the tax deferral provided by an annuity contract, and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

    The contract offers a combination of investment options both variable and fixed. Investments in the subaccounts provide returns that are variable and depend upon the performance of the underlying funds. Allocations to either the GIA or MVA produce guaranteed interest earnings subject to certain conditions.

    You also may select from many different variable and fixed annuity payout options, some of which offer retirement income payments that you cannot outlive. See "The Annuity Period--Annuity Options."

INVESTMENT FEATURES

FLEXIBLE PAYMENTS

>   You may make payments anytime until the maturity date.

>   You can vary the amount and frequency of your payments.

>   Other than the Minimum Initial Payment, there are no required payments.

MINIMUM CONTRIBUTION

>   Generally, the Minimum Initial Payment is $1,000.

ALLOCATION OF PREMIUMS AND CONTRACT VALUE

> Payments are invested in one or more of the subaccounts, the GIA and the MVA.

> Transfers between the subaccounts and into the GIA can be made anytime. Transfers from the GIA are subject to rules discussed in the sections titled, "GIA" and "The Accumulation Period--Transfers."

> Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. See the MVA prospectus.

> The contract value varies with the investment performance of the funds and is not guaranteed.

> The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulation at rates set by us (minimum--4%).

WITHDRAWALS

> You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge and premium tax.

> During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial surrender without a surrender charge. After that, you can surrender up to 10% of the contract value as of the last contract anniversary without a surrender charge.

> Withdrawals may be subject to the 10% penalty tax. See "Federal Income Taxes--Penalty Tax on Certain Surrenders and Withdrawals."

DEATH BENEFIT

    The contract provides for payment on the death of the owner or the annuitant anytime before the maturity date of the contract.

DEDUCTIONS AND CHARGES

GENERALLY

>   No deductions are made from payments.

> A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period.

> No deduction for surrender charges after the annuity period has begun, unless you make unscheduled withdrawals under Annuity Options K or L.

>   If we impose a surrender charge, it is on a first-in, first-out basis.

> No surrender charge is imposed if the annuitant or owner dies before the date that annuity payments will begin.

> A declining surrender charge is assessed on withdrawals in excess of 10% of the Account value, based on the date the payments are deposited:

============================================================
Percent             7%    6%   5%   4%   3%   2%   1%   0%
Age of Payment in
Complete Years      0     1    2    3    4    5    6    7+
============================================================


See "Deductions and Charges--Surrender Charges" for a detailed discussion.

FROM THE ACCOUNT


> Mortality and expense risk fee--1.25% annually. See "Charges for Mortality and Expense Risks."


> The daily administrative fee--0.125% annually. See "Charges for Administrative Services."


OTHER CHARGES OR DEDUCTIONS

>   Premium Taxes--taken from the contract value upon annuitization.


    o PHL Variable will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. See "Premium Tax" and Appendix C.


>   Administrative Fee--$35 each year.

    See "Deductions and Charges" for a detailed description of contract charges.

    In addition, certain charges are deducted from the assets of the funds for investment management services. See the prospectuses for the funds for more information.

ADDITIONAL INFORMATION

FREE LOOK PERIOD


    You have the right to review the contract. If you are not satisfied, you may return it within 10 days after you receive it and cancel the contract. You will receive the adjusted value of the initial payment in cash, however, if applicable state law requires, we will return the full amount of the initial payment.


    See "Free Look Period" for a detailed discussion.

LAPSE

    If on any valuation date the total contract value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the contract value, the contract will immediately terminate and lapse without value.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past 10 years, or since the subaccount began operations, if less. These tables are highlights only. The tables are set forth in Appendix D. More information is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of the investment management fees, daily administrative fees, annual contract fees, mortality and expense risk charges, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 and 5 years, respectively. See the SAI for more details.

THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------

    The individual deferred variable accumulation annuity contract (the "contract") issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner and annuitant under a contract who bear the risk of investment gain or loss rather than PHL Variable. To the extent that payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case PHL Variable will guarantee specified monthly annuity payments.

    You select the investment objective of each contract on a continuing basis by directing the allocation of payments and the reallocation of the contract value among the subaccounts, GIA or MVA.

PHL VARIABLE AND THE ACCOUNT
--------------------------------------------------------------------------------

    We are PHL Variable Life Insurance Company, a Connecticut stock life insurance company. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


    We are an indirect, wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company. As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation.


    Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.

    On December 7, 1994, PHL Variable established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940

(the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Account or of PHL Variable.

    Under Connecticut law, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Account may not be used to pay liabilities arising out of any other business that PHL Variable may conduct. Obligations under the contracts are obligations of PHL Variable.


    Contributions to the GIA and MVA are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information see "GIA" and "MVA."


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS


>   The Phoenix Edge Series Fund
>   AIM Variable Insurance Funds
>   The Alger American Fund
>   Federated Insurance Series
>   Fidelity(R) Variable Insurance Products
>   Franklin Templeton Variable Insurance Products Trust
>   Scudder Investment VIT Funds
>   The Universal Institutional Funds, Inc.
>   Wanger Advisors Trust

    For additional information concerning the available investment options, please see Appendix A.

    Each investment option is subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing our Annuity Operations Division or calling us at the address or telephone number provided on the first page of this prospectus.

    The shares of the funds are not directly offered to the public. Shares of the funds are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable and Phoenix Life and Annuity Company ("PLAC"). Shares of the funds may be offered to separate accounts of other insurance companies.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. Currently, we do not foresee any such differences or disadvantages at this time. However, we intend to monitor for any material conflicts and will determine what action, if any should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the fund or shares of another fund may be substituted.

INVESTMENT ADVISORS AND SUBADVISORS

    For a complete list of advisors and subadvisors, please see Appendix A.


SERVICES OF THE ADVISORS

    The advisors and subadvisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.

GIA
--------------------------------------------------------------------------------

    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

>   Year One:       25% of the total value
>   Year Two:       33% of remaining value
>   Year Three:     50% of remaining value
>   Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.


    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

MVA
--------------------------------------------------------------------------------


    The MVA is an account that pays interest at a guaranteed rate if held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period, a market value adjustment will be made. Assets allocated to the MVA are not part of the assets allocated to the Account or to the general account. The MVA is more fully described in a separate prospectus that should be read carefully before investing.


PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------

    We require minimum initial payments of:

>   Non-qualified plans--$1,000

>   Individual Retirement Annuity--$1,000

>   Bank draft program--$25

    o You may authorize your bank to draw $25 or more from your personal checking account monthly to purchase units in any available subaccount, or for deposit in the GIA or MVA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial payment is $25. This payment must accompany the application. Each subsequent payment under a contract must be at least $25.

>   Qualified plans--$1,000 annually

    o Contracts purchased in connection with tax-qualified or employer-sponsored plans, a minimum annual payment of $1,000 is required.

    We require minimum subsequent payments of $25.

    Generally, a contract may not be purchased for a proposed annuitant who is 81 years of age or older. Total payments in excess of $1,000,000 cannot be made without the permission of PHL Variable. While the annuitant is living and the contract is in force, payments may be made anytime before the maturity date of a contract.


    Payments received under the contracts will be allocated in any combination to any subaccount, GIA or MVA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the Phoenix-Goodwin Money Market Subaccount. See "Free Look Period." Changes in the allocation of payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to PHL Variable and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.


    In certain circumstances, we may reduce the initial or subsequent payment amount we accept for a contract. Qualifications for such reduction follow:

>   the makeup and size of the prospective group; or
>   the method and frequency of payments; and
> the amount of compensation to be paid to Registered Representative(s) on each payment.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the payment is received. We reserve the right to change these rules from time to time.

DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

PREMIUM TAX


    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, the status of PHL Variable within those states and the insurance tax laws of those states. We will pay any premium tax due and will reimburse ourselves only upon the earlier of partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. For a list of states and premium taxes, see
Appendix C.


SURRENDER CHARGES


    A deduction for surrender charges for this contract may be taken from proceeds of partial withdrawals from, or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your payments are held under the contract for a certain period of time. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Option K or L below. See "Annuity Options." Any surrender charge is imposed on a first-in, first-out basis.


    Up to 10% of the contract value may be withdrawn in a contract year, either in a lump sum or by multiple scheduled or unscheduled amounts without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In subsequent years, the 10% will be based on the previous contract anniversary value. The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, is as follows:

===============================================================
Percent               7%   6%   5%    4%   3%   2%   1%    0%
Age of Payment in     0    1    2     3    4    5    6     7+
Complete Years
===============================================================

    If the annuitant or owner dies before the maturity date of the contract, the surrender charge described in the table above will not apply.

    The total deferred surrender charges on a contract will never exceed 9% of total payments, and the applicable level of surrender charge cannot be changed with respect to outstanding contracts. Surrender charges imposed in connection with partial surrenders will be deducted from the subaccounts, GIA and MVA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

CHARGES FOR MORTALITY AND EXPENSE RISKS

    While you bear the investment risk of the series in which you invest, once the contract has been converted to a fixed annuity, the annuity payments are guaranteed by us. We assume the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that our expenses may be higher than the deductions for such expenses.

    In assuming the mortality risk, we agree to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the contract, to the annuitant or other payee for as long as he or she may live.


    To compensate for assuming these risks, we charge each subaccount the daily equivalent of .40% annually of the current value of the subaccount's net assets for mortality risks assumed and the daily equivalent of .85% annually for expense risks assumed. (See the contract schedule pages.) No mortality and expense risk charge is deducted from the GIA or MVA. If the charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to PHL Variable.


    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

CHARGES FOR ADMINISTRATIVE SERVICES

    We are responsible for administering the contract. In doing so, we maintain an account for each owner and annuitant, make all disbursements of benefits, furnish administrative and clerical services for each contract. We also make disbursements to pay obligations chargeable to the Account, maintain the accounts, records and other documents relating to the business of the Account required by regulatory authorities, cause the maintenance of the registration and qualification of the Account under laws administered by the SEC, prepare and distribute notices and reports to owners, and the like. We also reimburse Phoenix Equity Planning Corporation (PEPCO) for any expenses incurred by it as "principal underwriter."

    To cover certain of its costs of administration, such as preparation of billings and statements of account, PHL Variable generally charges each contract $35 each year prior to the contract's maturity date. A reduced charge may apply in certain situations. This charge is deducted from each subaccount, GIA and MVA in which you are invested on a pro rata basis. This charge may be decreased but will never increase. This charge is deducted on the contract anniversary date for services rendered during the preceding contract year. Upon surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs.

    If you elect Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

    We may reduce the annual administrative charges for contracts issued under tax-qualified plans other than IRAs, and for group or sponsored arrangements such as Internal Revenue Code Section 403(b) or 457 Plans. Generally, administrative costs per contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the contracts are purchased and other factors. The amount of reduction will be considered on a case-by-case basis but will be applied in a uniform, nondiscriminatory manner that reflects the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement.

    We also charge each subaccount the daily equivalent of 0.125% annually to cover its variable costs of administration (such as printing and distribution of materials pertaining to contract owner meetings). This fee is not deducted from the GIA or MVA.

    No surrender or annual administrative charges will be deducted for contracts sold to registered representatives of the principal underwriter or to officers, directors and employees of PHL Variable or its affiliates and their spouses; or to employees or agents who retire from PHL Variable or its affiliates or PEPCO, or its affiliates or to registered representatives of broker-dealers with whom PEPCO has selling agreements.

MARKET VALUE ADJUSTMENT

    Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

OTHER CHARGES

    As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

    The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

ACCUMULATION UNITS


    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned unless you request us to hold it while the application is completed. Additional payments allocated to the GIA or MVA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after the receipt of the payment at our Annuity Operations Division. The number of accumulation units of a subaccount purchased with a specific payment will be determined by dividing the payment by the value of an accumulation unit in that subaccount next determined after receipt of the payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.

ACCUMULATION UNIT VALUES

    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS


    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts, the GIA or MVA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of written notice of election in a form satisfactory to us. A transfer among subaccounts, the GIA or MVA does not automatically change the payment allocation schedule of your contract.

    You may also request transfers and changes in payment allocations among available subaccounts, the GIA or MVA by calling our Annuity Operations Division at 800-541-0171 between the hours of 8:30 a.m. and 4:00 p.m. eastern time on any valuation date. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange and allocation change privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

    Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.


    No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of $10 per transfer after the first two transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least six transfers during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA." See the MVA prospectus for information regarding transfers from the MVA.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

    Currently, contracts in the annuity period are not able to make transfers between subaccounts.

OPTIONAL PROGRAMS AND BENEFITS

DOLLAR COST AVERAGING PROGRAM

    You also may elect to transfer funds automatically among the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.


    Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.


    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect.


    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.

    We may at different times offer an Enhanced Dollar Cost Averaging Program. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program can only be transferred to the subaccounts and will not be subject to the Maximum GIA Percentage.


ASSET REBALANCING PROGRAM

    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semiannual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA or the MVA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.


SYSTEMATIC WITHDRAWAL PROGRAM

    Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program.

    The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

    You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date.

INTEREST INVESTMENT PROGRAM

    We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the subaccounts under the separate account.

    You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

    You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

    Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

    The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.


GUARANTEED MINIMUM INCOME BENEFIT RIDER ("GMIB")

    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE

    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B= the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday.

    B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday.

    C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 85th birthday.

    D=   any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION

    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE

    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1.  each date we process a premium payment.
2.  each date we process a transfer.
3.  each date we process a withdrawal.
4.  each contract anniversary.

RIDER FEE

    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount, GIA and MVA if available bearing a pro rata share of such fee based on the proportionate contract value of each subaccount, GIA and MVA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.


TERMINATION OF THIS RIDER


    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;

2.  the termination of the contract to which this rider is attached;

3. the date a death benefit becomes payable under the contract to which this rider is attached;

4. the date annuity payments commence under the contract to which this rider is attached; and

5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS

    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------
                    IMPORTANT INFORMATION REGARDING THE GMIB

    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

> The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

> The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

>   The GMIB is irrevocable once elected.

> You may not change any annuitant or joint annuitant while the GMIB is in effect.

> The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

> You should consult with a qualified financial advisor if you are considering the GMIB.

> The GMIB is only available if approved in your state and if we offer it for use with the contract.
--------------------------------------------------------------------------------

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS


    If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge is available only on contracts issued on or after May 1, 1996, and will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes." The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans"; "Tax Sheltered Annuities."


    A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge is imposed on a first-in, first-out basis.


    Any request for a withdrawal from, or complete surrender of, a contract should be mailed to our Annuity Operations Division.


LAPSE OF CONTRACT

    The contract will terminate and lapse without value, if on any valuation date:

>   the contract value is zero; or

> the premium tax reimbursement due on surrender or partial withdrawals is greater than or equal to the contract value (unless any contract value has been applied under one of the variable payment options).

    PHL Variable will notify you in writing that the contract has lapsed.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHO RECEIVES PAYMENT

>   DEATH OF AN OWNER/ANNUITANT

    If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the annuitant's beneficiary.

>   DEATH OF AN ANNUITANT WHO IS NOT THE OWNER

    If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant. If there is no contingent annuitant, the death benefit will be paid to the annuitant's beneficiary.

>   SPOUSAL BENEFICIARY CONTRACT CONTINUANCE

    If the spousal beneficiary continues the contract at the death of the owner/annuitant or owner who is not also the annuitant, the spousal beneficiary becomes the annuitant.

>   CONTINGENT ANNUITANT CONTRACT CONTINUANCE

    Upon the death of the annuitant who is not the owner provided a contingent annuitant was named prior to the death of the annuitant, the contract will continue with the contingent annuitant becoming the annuitant.

>   QUALIFIED CONTRACTS

    Under qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

    Death benefit payments must satisfy distribution rules. See "Federal Income Taxes--Qualified Plans."

>   OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON

    If the owner is not an individual, the death of the annuitant is treated as the death of the owner.

PAYMENT AMOUNT

> UPON THE DEATH OF THE ANNUITANT OR OWNER/ANNUITANT WHO HAS NOT YET REACHED AGE 85.

    1.  Death occurring in the first contract year--the greater of:

        a.  100% of payments, less any withdrawals; or
        b.  the contract value as of the claim date.

    2.  Death occurring in any subsequent contract year--the greater of:

        a. the death benefit that would have been payable at the end of the previous contract year, plus any payments, less any withdrawals made since that date; or
        b.  the contract value as of the claim date.

>   AFTER THE ANNUITANT'S 85th BIRTHDAY

    The death benefit (less any deferred premium tax) equals the contract value (no surrender charge is imposed) on the Claim date.

>   DEATH OF AN OWNER WHO IS NOT THE ANNUITANT

    Upon the death of an owner who is not the annuitant, provided that there is no surviving joint owner, the death proceeds will be paid to the owner's beneficiary. The death benefit is the greater of:

    a.  100% of payments, less any withdrawals, or
    b.  the contract value as of the claim date.

    If the death benefit amount to be paid is less than $2,000, it will be paid in a single lump sum (see "Annuity Options"). Depending upon state law, the death benefit payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. See "Deductions and Charges--Premium Tax." See also, "Federal Income Taxes--Distribution at Death."

THE ANNUITY PERIOD
--------------------------------------------------------------------------------

    The annuity period is that period of time beginning after the end of the accumulation period and during which payments to you are made.

VARIABLE ACCUMULATION ANNUITY CONTRACTS


    Annuity payments will begin on the contract's maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a Fixed Payment Annuity is elected. No surrender charge is taken. Each contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with 10-Year Period Certain unless a different annuity option is elected by you. See "Annuity Payment Options." Under a Variable Payment Life Annuity with 10-Year Period Certain, annuity payments, which may vary in amount based on the performance of the subaccount selected, are made monthly for life and, if the annuitant dies within 10 years after the maturity date, the annuitant's beneficiary will be paid the payments remaining in the 10-year period. A different form of annuity may be elected by you prior to the maturity date. Once annuity payments have commenced, the annuity payment option may not be changed.

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.


    Each contract specifies a provisional maturity date at the time of its issuance. You may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant's 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA.


    The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. See "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."

ANNUITY PAYMENT OPTIONS

    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date automatically will be applied to provide a 10-year period certain variable payment monthly life annuity based on the life of the annuitant under Option I described below. Any annuity payments falling due after the death of the annuitant during the period certain will be paid to the annuitant's beneficiary. Each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The payment rate differs according to the annuity payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial payment will be calculated based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable income payments for such 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the contract and in the SAI.


    Instead of the 10-year period certain variable payment life annuity (see "Option I--Variable Payment Life Annuity with 10-Year Period Certain"), you may, by written request received by our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L.

    The level of annuity payments payable under the following annuity payment options is based upon the option selected. In addition, such factors as the age at which payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable payment annuities) and the frequency of payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first payment under Variable Payment Annuity Options I, J, K, M and N.


    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.


    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact us well in advance of the date you wish to elect an option to obtain estimates of payments under each option.


OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN

    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

OPTION B--NON-REFUND LIFE ANNUITY

    Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant.

OPTION C--DISCONTINUED

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY


    Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity payment option is chosen. No income is payable after the death of the surviving annuitant.

    Under Option D, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.


OPTION E--INSTALLMENT REFUND LIFE ANNUITY

    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will continue to the annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN

    Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.


    Under Option F, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.


OPTION G--PAYMENTS FOR SPECIFIED PERIOD

    Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT

    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant's beneficiary until the end of the elected period certain.

OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN

    Unless another annuity payment option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the annuitant. In the event of the death of the annuitant, during the first 10 years after payout commences, the annuity payments are made to the annuitant's beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested.

OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN


    Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested. The joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.


OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD

    Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge.

OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY

    Provides a variable payout monthly income payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY

    Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant's beneficiary will receive the value of the remaining annuity units in a lump sum.

OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY

    Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

OTHER OPTIONS AND RATES


    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the current annuity payment rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.


OTHER CONDITIONS

    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Currently, transfers between subaccounts are not available for amounts allocated to any of the variable payment annuity options.

PAYMENT UPON DEATH AFTER MATURITY DATE

    If an owner who also is the annuitant dies on or after the maturity date, except as otherwise may be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant's beneficiary any annuity payments due during any applicable period certain under the Annuity Option in effect on the annuitant's death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant's beneficiary according to the payment option in effect at the time of the annuitant's death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner's beneficiary according to the payment option in effect at the time of the owner's death.

VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------

VALUATION DATE


    A valuation date is every day the NYSE is open for trading and we are open for business. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. eastern time).

VALUATION PERIOD

    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE


    The value of one accumulation unit was set at $1.000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.


NET INVESTMENT FACTOR


    The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.


MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT


    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. A written notice of such assignment must be filed with our Annuity Operations Division before it will be honored.


    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See "Surrenders or Withdrawals Prior to the Contract Maturity Date."

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

DEFERMENT OF PAYMENT


    Payment of the contract value in a single sum upon a withdrawal from, or complete surrender of, a contract ordinarily will be made within seven days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times
(a) when the NYSE is closed, other than customary weekend and holiday closings,
(b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.


FREE LOOK PERIOD

    We may mail the contract to you or we may deliver it to you in person. You may surrender a contract for any reason within 10 days after you receive it and receive in cash the adjusted value of your initial payment. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial payment has been allocated to the MVA, we will apply the market value adjustment which can increase or decrease your initial payment. If applicable state law requires, we will return the full amount of any payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts, the GIA and/or MVA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

AMENDMENTS TO CONTRACTS

    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES

    Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the series of the funds may become unsuitable for investment by contract owners because of a change in investment policy, or a change in the tax laws, or because the shares are no longer available for investment. In that event, we may seek to substitute the shares of another series or the shares of an entirely different fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

OWNERSHIP OF THE CONTRACT

    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION

    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion can only make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS

    PHL Variable is taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to PHL Variable. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS

    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE

    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of payments (premiums paid) by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. However, under certain types of Qualified Plans there may be no investment in the contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE

    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.


    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities started after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies our Annuity Operations Division of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS

    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to Qualified Plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES

    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under Qualified Plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the annuitant, who is not the contract owner, dies before the maturity date and there is no contingent annuitant, the annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

    If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the death of the first of the contract owners.


    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the annuity payment option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.


TRANSFER OF ANNUITY CONTRACTS

    Transfers of non-qualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS

    If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan, and nor if the annuity contract is an immediate annuity.

SECTION 1035 EXCHANGES

    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract, will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules.

Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS


    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.


    The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the U.S. Treasury Department may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS


    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter, the series' assets be invested in no more than:


>   55% in any 1 investment
>   70% in any 2 investments
>   80% in any 3 investments
>   90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.


    The U.S. Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which it was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.


    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being determined to retroactively be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    PHL Variable has represented that it intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS

    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan Contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for non-qualified contracts as well as Qualified Plan contracts.

    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

TAXATION OF ANNUITIES IN GENERAL--QUALIFIED PLANS

    The contracts may be used with several types of Qualified Plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected payment option may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefits options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether death benefit options such as those available under the contract comply with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20% income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).


    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE VS. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by PHL Variable in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.


    Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.


TAX SHELTERED ANNUITIES

    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the IA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greater of $1,000 and 25% of the contract value in the GIA may be borrowed at any one time. Amounts borrowed from the market value adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and also will reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with Us, except that no amount will be transferred to the MVA.

    If a loan repayment is not received by Us before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution-interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS

    The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.


INDIVIDUAL RETIREMENT ANNUITIES


    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS

    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on items such as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS

    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS

    In the case of a withdrawal under a Qualified Plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE

    The above description of federal income tax consequences of the different types of Qualified Plans which may be funded by the contracts offered by this Prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a Qualified Plan and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the Qualified Plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------


    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell PHL Variable insurance policies as well as policies, annuity contracts and funds of companies affiliated with PHL Variable. WSG is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of PHL Variable. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly owned subsidiary of The Phoenix Companies and is an affiliate of PHL Variable.


    Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the contract. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the contract. Any such amount paid with respect to contracts sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We are also subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of PHL Variable includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.

VOTING RIGHTS
--------------------------------------------------------------------------------


    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount, for which no timely instructions from owners are received, in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

    Matters on which owners may give voting instructions include the following:
(1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable you to give your instructions.


TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------


    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.


LEGAL MATTERS
--------------------------------------------------------------------------------


    Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities, state regulations and income tax laws in connection with the contracts described in this prospectus.


SAI
--------------------------------------------------------------------------------

    The SAI contains more specific information and financial statements relating to the Account and PHL Variable. The Table of Contents of the SAI is set forth below:

>   Underwriter
>   Performance History
>   Calculation of Yield and Return
>   Calculation of Annuity Payments
>   Experts
>   Separate Account Financial Statements
>   Company Financial Statements


    Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171.

APPENDIX A - INVESTMENT OPTIONS
-------------------------------------------------------------------------------

INVESTMENT TYPE



--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Investment Type
                                                ----------------------------------------------------------------------------------
                                                         Domestic   Domestic   Domestic   Growth &          International   Money
               Series                             Bond    Blend      Growth      Value     Income    Index      Growth      Market
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                                   *
Phoenix-AIM Mid-Cap Equity                                *
Phoenix-Alliance/Bernstein Enhanced Index                                                             *
Phoenix-Alliance/Bernstein Growth + Value                            *           *
Phoenix-Duff & Phelps Real Estate Securities                                                *
Phoenix-Engemann Capital Growth                                      *
Phoenix-Engemann Small & Mid-Cap Growth                              *
Phoenix-Goodwin Money Market                                                                                                  *
Phoenix-Goodwin Multi-Sector Fixed Income         *
Phoenix-Hollister Value Equity                                                   *
Phoenix-Janus Flexible Income                     *
Phoenix-Kayne Large-Cap Core                              *
Phoenix-Kayne Small-Cap Quality Value                                            *
Phoenix-Lazard International Equity Select                                                                       *
Phoenix-Lazard Small-Cap Value                                                   *
Phoenix-Lazard U.S. Multi-Cap                                                    *
Phoenix-Lord Abbett Bond-Debenture                *
Phoenix-Lord Abbett Large-Cap Value                                              *
Phoenix-Lord Abbett Mid-Cap Value                                                *
Phoenix-MFS Investors Growth Stock                                   *
Phoenix-MFS Investors Trust                                                                 *
Phoenix-MFS Value                                                                *
Phoenix-Northern Dow 30                                                                               *
Phoenix-Northern Nasdaq-100 Index(R)                                                                  *
Phoenix-Oakhurst Growth and Income                                                          *
Phoenix-Oakhurst Strategic Allocation                                                       *
Phoenix-Sanford Bernstein Global Value                                                                                       *
Phoenix-Sanford Bernstein Mid-Cap Value                                          *
Phoenix-Sanford Bernstein Small-Cap Value                                        *
Phoenix-Seneca Mid-Cap Growth                                        *
Phoenix-Seneca Strategic Theme                                       *
Phoenix-State Street Research Small-Cap Growth                       *
AIM V.I. Capital Appreciation Fund                                   *
AIM V.I. Premier Equity Fund                              *
Alger American Leveraged AllCap Portfolio                            *
Federated Fund for U.S. Government Securities II  *
Federated High Income Bond Fund II                *
VIP Contrafund(R) Portfolio                                          *
VIP Growth Opportunities Portfolio                                   *
VIP Growth Portfolio                                                 *
Mutual Shares Securities Fund                                                               *
Templeton Developing Markets Securities Fund                                                                     *
Templeton Foreign Securities Fund                                                                                *
Templeton Global Asset Allocation Fund                                                                           *
Templeton Growth Securities Fund                                                                                 *
Scudder VIT EAFE(R) Equity Index Fund                                                                 *
Scudder VIT Equity 500 Index Fund                                                                     *
Technology Portfolio                                                 *
Wanger Foreign Forty                                                                                             *
Wanger International Small Cap                                                                                   *
Wanger Twenty                                                        *
Wanger U.S. Smaller Companies                                        *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
                                                ----------------------------------------------------------------------------------
                                                     Phoenix           Phoenix         Duff & Phelps                  Fred Alger
                                                   Investment         Variable          Investment     AIM Advisors,  Management,
                    Series                         Counsel, Inc.   Advisors, Inc.     Management Co.        Inc.          Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                        *
Phoenix-AIM Mid-Cap Equity                                                 *
Phoenix-Alliance/Bernstein Enhanced Index                                  *
Phoenix-Alliance/Bernstein Growth + Value                                  *
Phoenix-Duff & Phelps Real Estate Securities                                               *
Phoenix-Engemann Capital Growth                       *
Phoenix-Engemann Small & Mid-Cap Growth               *
Phoenix-Goodwin Money Market                          *
Phoenix-Goodwin Multi-Sector Fixed Income             *
Phoenix-Hollister Value Equity                        *
Phoenix-Janus Flexible Income                                              *
Phoenix-Kayne Large-Cap Core                          *
Phoenix-Kayne Small-Cap Quality Value                 *
Phoenix-Lazard International Equity Select                                 *
Phoenix-Lazard Small-Cap Value                                             *
Phoenix-Lazard U.S. Multi-Cap                                              *
Phoenix-Lord Abbett Bond-Debenture                                         *
Phoenix-Lord Abbett Large-Cap Value                                        *
Phoenix-Lord Abbett Mid-Cap Value                                          *
Phoenix-MFS Investors Growth Stock                                         *
Phoenix-MFS Investors Trust                                                *
Phoenix-MFS Value                                                          *
Phoenix-Northern Dow 30                                                    *
Phoenix-Northern Nasdaq-100 Index(R)                                       *
Phoenix-Oakhurst Growth and Income                    *
Phoenix-Oakhurst Strategic Allocation                 *
Phoenix-Sanford Bernstein Global Value                                     *
Phoenix-Sanford Bernstein Mid-Cap Value                                    *
Phoenix-Sanford Bernstein Small-Cap Value                                  *
Phoenix-Seneca Mid-Cap Growth                         *
Phoenix-Seneca Strategic Theme                        *
Phoenix-State Street Research Small-Cap Growth                             *
AIM V.I. Capital Appreciation Fund                                                                          *
AIM V.I. Premier Equity Fund                                                                 *
Alger American Leveraged AllCap Portfolio                                                                                  *
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Advisors
                                                ----------------------------------------------------------------------------------
                                                                                     Fidelity                           Morgan
                                                   Deutsche          Federated       Management        Franklin          Stanley
                                                    Asset            Investment         and             Mutual        Investment
                                                  Management,        Management       Research         Advisers,       Management
                    Series                            Inc.            Company         Company             LLC             Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II                           *
Federated High Income Bond Fund II                                         *
VIP Contrafund(R) Portfolio                                                                *
VIP Growth Opportunities Portfolio                                                         *
VIP Growth Portfolio                                                                       *
Mutual Shares Securities Fund                                                                              *
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund                      *
Scudder VIT EAFE(R) Equity Index Fund                 *
Scudder VIT Equity 500 Index Fund                                                                                          *
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies

-----------------------------------------------------------------------------------------------------------------
                                                                           Advisors
                                                -----------------------------------------------------------------
                                                  Templeton        Templeton          Templeton        Wanger
                                                    Asset           Global            Investment       Asset
                                                 Management,        Advisors           Counsel,      Management,
                    Series                          Ltd.            Limited               Inc.          L.P.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund          *
Templeton Foreign Securities Fund                                                          *
Templeton Global Asset Allocation Fund                                                     *
Templeton Growth Securities Fund                                           *
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty                                                                                       *
Wanger International Small Cap                                                                             *
Wanger Twenty                                                                                              *
Wanger U.S. Smaller Companies                                                                              *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                                ----------------------------------------------------------------------------------
                                                                                                         Kayne
                                                                                                        Anderson
                                                  Aberdeen       AIM         Alliance       Janus       Rudnick       Lazard
                                                    Fund       Capital       Capital       Capital     Investment      Asset
                                                  Managers,   Management,   Management,   Management   Management,   Management
                    Series                           Inc.        Inc.          L.P.           LLC          LLC           LLC
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                       *
Phoenix-AIM Mid-Cap Equity                                       *
Phoenix-Alliance/Bernstein Enhanced Index                                       *
Phoenix-Alliance/Bernstein Growth + Value                                       *
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                                 *
Phoenix-Kayne Large-Cap Core                                                                               *
Phoenix-Kayne Small-Cap Quality Value                                                                      *
Phoenix-Lazard International Equity Select                                                                               *
Phoenix-Lazard Small-Cap Value                                                                                           *
Phoenix-Lazard U.S. Multi-Cap                                                                                            *
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                          *
Phoenix-Sanford Bernstein Mid-Cap Value                                         *
Phoenix-Sanford Bernstein Small-Cap Value                                       *
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                                ----------------------------------------------------------------------------------
                                                                              Northern       Roger        Seneca      State Street
                                                     Lord,         MFS         Trust        Engemann      Capital      Research &
                                                  Abbett & Co.  Investment  Investments,  & Associates,  Management,   Management
                    Series                            LLC       Management      Inc.           Inc.          LLC         Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                                               *
Phoenix-Engemann Small & Mid-Cap Growth                                                       *
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture                   *
Phoenix-Lord Abbett Large-Cap Value                  *
Phoenix-Lord Abbett Mid-Cap Value                    *
Phoenix-MFS Investors Growth Stock                               *
Phoenix-MFS Investors Trust                                      *
Phoenix-MFS Value                                                *
Phoenix-Northern Dow 30                                                         *
Phoenix-Northern Nasdaq-100 Index(R)                                            *
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                                              *
Phoenix-Seneca Strategic Theme                                                                             *
Phoenix-State Street Research Small-Cap Growth                                                                           *

APPENDIX B - GLOSSARY OF SPECIAL TERMS

--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: PHL Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the start of annuity payments.


ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date.


ANNUITANT: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract's Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.


ANNUITY PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."


ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the Variable Payment Annuity Options I, J, K, M and N.

CLAIM DATE: The contract value next determined following receipt of due proof.

CONTRACT: The deferred variable accumulation annuity contract described in this Prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity, to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified. However, under contracts used with certain tax-qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named in the application, the annuitant will be the owner.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, and less any Loan Debt.


FIXED PAYMENT ANNUITY: An annuity payment option providing periodic payments of a fixed dollar amount throughout the annuity period. This benefit does not vary with or reflect the investment performance of any subaccount.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.


ISSUE DATE: The date that the initial payment is invested under a contract.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity (as described in IRC 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MVA: An account that pays interest at a guaranteed rate if held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Account or the general account of PHL Variable. The MVA is described in a separate prospectus.

MATURITY DATE: The date elected by the owner when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant's 95th birthday. The election is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial payments of:

>   Non-qualified plans--$1,000
>   Individual Retirement Annuity--$1,000
>   Bank draft program--$25
>   Qualified plans--$1,000 annually

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.


NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of the series' outstanding shares.


PAYMENT UPON DEATH: The obligation of PHL Variable under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHL VARIABLE (OUR, US, WE, COMPANY): PHL Variable Insurance Company.

SERIES: A separate investment portfolio of a fund.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business.


VARIABLE PAYMENT ANNUITY: An annuity payment option providing payments that vary in amounts, according to the investment experience of the selected subaccounts.

APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES QUALIFIED AND NONQUALIFIED ANNUITY
             CONTRACTS
--------------------------------------------------------------------------------

                                                               UPON              UPON
STATE                                                     PREMIUM PAYMENT    ANNUITIZATION      NONQUALIFIED     QUALIFIED
-----                                                     ---------------    -------------      ------------     ---------
California ..........................................                             X                 2.35%           0.50%
Maine................................................                             X                 2.00
Nevada...............................................                             X                 3.50
South Dakota.........................................            X                                  1.25 *
West Virginia........................................                             X                 1.00            1.00
Wyoming..............................................                             X                 1.00
Commonwealth of Puerto Rico..........................                             X                 1.00%           1.00%

NOTE: The above premium tax deduction rates are as of January 1, 2003. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."

         * South Dakota law provides a lower rate of .8% that applies to premiums received in excess of $500,000. This provision is scheduled to expire on July 1, 2003 but may be extended.

APPENDIX D - FINANCIAL HIGHLIGHTS (CONDENSED FINANCIAL INFORMATION)
--------------------------------------------------------------------------------

The following table gives the historical unit values for a single share of each of the available subaccounts. More information can be obtained from the Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling us at 800/541-0171 or by writing to:

                  PHL Variable Insurance company
                  Annuity Operations Division
                  PO Box 8027
                  Boston, MA 02266-8027

                                                                         SUBACCOUNT          SUBACCOUNT       UNITS OUTSTANDING
                                                                         UNIT VALUE          UNIT VALUE       AT END OF PERIOD
                            SUBACCOUNT                               BEGINNING OF PERIOD    END OF PERIOD        (THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $1.310               $1.101             13,704
         From 1/1/01 to 12/31/01                                           $1.732               $1.310             17,849
         From 1/1/00 to 12/31/00                                           $2.106               $1.732             20,829
         From 1/1/99 to 12/31/99                                           $1.648               $2.106             21,574
         From 1/1/98 to 12/31/98                                           $1.306               $1.648             15,694
         From 1/1/97 to 12/31/97                                           $1.181               $1.306              7,089
         From 1/1/96 to 12/31/96                                           $1.009               $1.181              3,095
         From 7/31/95* to 12/31/95                                         $1.000               $1.009                133

PHOENIX-AIM MID-CAP EQUITY
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $2.126               $1.869                343
         From 1/14/01* to 12/31/01                                         $2.000               $2.126                 82

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (FORMERLY, PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX)
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $1.203               $0.905             15,644
         From 1/1/01 to 12/31/01                                           $1.384               $1.203             19,916
         From 1/1/00 to 12/31/00                                           $1.585               $1.384             23,633
         From 1/1/99 to 12/31/99                                           $1.352               $1.585             28,343
         From 1/1/98 to 12/31/98                                           $1.040               $1.352             16,026
         From 5/1/97* to 12/31/97                                          $1.000               $1.040              3,958

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $2.136               $1.578                 98
         From 11/7/01* to 12/31/01                                         $2.000               $2.136                 39

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $1.809               $2.000              7,405
         From 1/1/01 to 12/31/01                                           $1.721               $1.809              6,757
         From 1/1/00 to 12/31/00                                           $1.333               $1.721              6,724
         From 1/1/99 to 12/31/99                                           $1.290               $1.333              7,522
         From 1/1/98 to 12/31/98                                           $1.660               $1.290              8,919
         From 1/1/97 to 12/31/97                                           $1.378               $1.660              7,737
         From 1/1/96 to 12/31/96                                           $1.050               $1.378              1,543
         From 7/31/95* to 12/31/95                                         $1.000               $1.050                226

PHOENIX-ENGEMANN CAPITAL GROWTH
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $1.232               $0.913             97,844
         From 1/1/01 to 12/31/01                                           $1.909               $1.232            124,275
         From 1/1/00 to 12/31/00                                           $2.354               $1.909            149,303
         From 1/1/99 to 12/31/99                                           $1.840               $2.354            158,997
         From 1/1/98 to 12/31/98                                           $1.436               $1.840            135,636
         From 1/1/97 to 12/31/97                                           $1.202               $1.436             77,819
         From 1/1/96 to 12/31/96                                           $1.082               $1.202             42,365
         From 7/31/95* to 12/31/95                                         $1.000               $1.082              3,037

*Date subaccount began operations.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $1.168               $0.820              1,357
         From 1/1/01 to 12/31/01                                           $1.616               $1.168              1,380
         From 8/15/00 to 12/31/00                                          $1.000               $1.616                532

PHOENIX-GOODWIN MONEY MARKET
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $1.252               $1.254             20,050
         From 1/1/01 to 12/31/01                                           $1.223               $1.252             25,765
         From 1/1/00 to 12/31/00                                           $1.169               $1.223             26,146
         From 1/1/99 to 12/31/99                                           $1.131               $1.169             53,089
         From 1/1/98 to 12/31/98                                           $1.091               $1.131             48,674
         From 1/1/97 to 12/31/97                                           $1.051               $1.091             32,019
         From 1/1/96 to 12/31/96                                           $1.014               $1.051             22,142
         From 7/31/95* to 12/31/95                                         $1.000               $1.014              5,893

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
--------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $1.381               $1.498             28,708
         From 1/1/01 to 12/31/01                                           $1.320               $1.381             34,100
         From 1/1/00 to 12/31/00                                           $1.256               $1.320             38,534
         From 1/1/99 to 12/31/99                                           $1.208               $1.256             47,251
         From 1/1/98 to 12/31/98                                           $1.276               $1.208             49,806
         From 1/1/97 to 12/31/97                                           $1.166               $1.276             29,245
         From 1/1/96 to 12/31/96                                           $1.051               $1.166             13,252
         From 7/31/95* to 12/31/95                                         $1.000               $1.051                319

PHOENIX-HOLLISTER VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $1.417               $1.091              8,160
         From 1/1/01 to 12/31/01                                           $1.751               $1.417              8,795
         From 1/1/00 to 12/31/00                                           $1.343               $1.751              6,209
         From 1/1/99 to 12/31/99                                           $1.095               $1.343              4,394
         From 3/5/98* to 12/31/98                                          $1.000               $1.095              2,909

PHOENIX-JANUS FLEXIBLE INCOME
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                           $2.222               $2.424              2,786
         From 1/1/01 to 12/31/01                                           $2.101               $2.222              2,044
         From 1/1/00 to 12/31/00                                           $2.000               $2.101                874
         From 12/22/99* to 12/31/99                                        $2.000               $2.000                 98

PHOENIX-KAYNE LARGE-CAP CORE
-------------------------------------------------------------------------------------------------------------------------------
         From 8/19/02* to 12/31/02                                         $2.000               $1.921                170

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
-------------------------------------------------------------------------------------------------------------------------------
         From 8/19/02* to 12/31/02                                         $2.000               $2.009                 30

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
-------------------------------------------------------------------------------------------------------------------------------
         From 8/23/02* to 12/31/02                                         $2.000               $1.905                356

PHOENIX-LAZARD SMALL-CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
         From 8/13/02* to 12/31/02                                         $2.000               $1.947                 53

PHOENIX-LAZARD U.S. MULTI-CAP
-------------------------------------------------------------------------------------------------------------------------------
         From 8/13/02* to 12/31/02                                         $2.000               $1.999                 14

PHOENIX-LORD ABBETT BOND-DEBENTURE
-------------------------------------------------------------------------------------------------------------------------------
         From 8/23/02* to 12/31/02                                         $2.000               $2.116                126

*Date subaccount began operations.

PHOENIX-LORD ABBETT LARGE-CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
         From 8/13/02* to 12/31/02                                          $2.000                $1.974                390

PHOENIX-LORD ABBETT MID-CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
         From 8/13/02* to 12/31/02                                          $2.000                $1.990                 99

PHOENIX-MFS INVESTORS GROWTH STOCK (FORMERLY, PHOENIX-JANUS GROWTH)
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.372                $0.963              7,494
         From 1/1/01 to 12/31/01                                            $1.827                $1.372              7,135
         From 1/1/00 to 12/31/00                                            $2.084                $1.827              8,994
         From 12/20/99* to 12/31/99                                         $2.000                $2.084                282

PHOENIX-MFS INVESTORS STOCK
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $2.080                $1.625                 76
         From 11/13/01* to 12/31/01                                         $2.000                $2.080                 63

PHOENIX-MFS VALUE
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $2.110                $1.792                829
         From 11/2/01* to 12/31/01                                          $2.000                $2.110                123

PHOENIX-NORTHERN DOW 30 (FORMERLY, PHOENIX-DEUTSCHE DOW 30)
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.745                $1.454              1,671
         From 1/1/01 to 12/31/01                                            $1.882                $1.745              1,704
         From 1/1/00 to 12/31/00                                            $2.019                $1.882              1,262
         From 12/29/99* to 12/31/99                                         $2.000                $2.019                181

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (FORMERLY, PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R))
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $0.830                $0.511              1,178
         From 1/1/01 to 12/31/01                                            $1.257                $0.830                801
         From 8/22/00* to 12/31/00                                          $1.000                $1.257                224

PHOENIX-OAKHURST GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.147                $0.877             24,412
         From 1/1/01 to 12/31/01                                            $1.266                $1.147             32,347
         From 1/1/00 to 12/31/00                                            $1.374                $1.266             33,611
         From 1/1/99 to 12/31/99                                            $1.191                $1.374             34,387
         From 3/3/98* to 12/31/98                                           $1.000                $1.191             14,294

PHOENIX-OAKHURST STRATEGIC ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.740                $1.517             48,443
         From 1/1/01 to 12/31/01                                            $1.732                $1.740             35,400
         From 1/1/00 to 12/31/00                                            $1.745                $1.732             38,928
         From 1/1/99 to 12/31/99                                            $1.590                $1.745             43,750
         From 1/1/98 to 12/31/98                                            $1.334                $1.590             38,139
         From 1/1/97 to 12/31/97                                            $1.120                $1.334             22,085
         From 1/1/96 to 12/31/96                                            $1.042                $1.120             13,249
         From 7/31/95* to 12/31/95                                          $1.000                $1.042              2,919

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.894                $1.598                438
         From 1/1/01 to 12/31/01                                            $2.062                $1.894                249
         From 12/15/00* to 12/31/00                                         $2.000                $2.062                 19

*Date subaccount began operations.

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.085                $0.978              9,687
         From 1/1/01 to 12/31/01                                            $0.894                $1.085              7,465
         From 1/1/00 to 12/31/00                                            $0.775                $0.894              3,448
         From 1/1/99 to 12/31/99                                            $0.876                $0.775              3,352
         From 3/5/98* to 12/31/98                                           $1.000                $0.876              3,102

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $2.453                $2.213              2,075
         From 1/1/01 to 12/31/01                                            $2.149                $2.453              1,017
         From 12/14/00* to 12/31/00                                         $2.000                $2.149                 52

PHOENIX-SENECA MID-CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.435                $0.955              7,361
         From 1/1/01 to 12/31/01                                            $1.948                $1.435              7,990
         From 1/1/00 to 12/31/00                                            $1.735                $1.948              8,119
         From 1/1/99 to 12/31/99                                            $1.208                $1.735              4,186
         From 3/3/98* to 12/31/98                                           $1.000                $1.208              1,938

PHOENIX-SENECA STRATEGIC THEME
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.701                $1.091             17,206
         From 1/1/01 to 12/31/01                                            $2.375                $1.701             23,867
         From 1/1/00 to 12/31/00                                            $2.720                $2.375             28,108
         From 1/1/99 to 12/31/99                                            $1.779                $2.720             25,555
         From 1/1/98 to 12/31/98                                            $1.246                $1.779             15,013
         From 1/1/97 to 12/31/97                                            $1.078                $1.246             10,169
         From 1/29/96* to 12/31/96                                          $1.000                $1.078              4,054

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
         From 8/23/02* to 12/31/02                                          $2.000                $2.006                 68

AIM V.I. CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.862                $1.389                433
         From 4/18/01* to 12/31/01                                          $2.000                $1.862                162

AIM V.I. PREMIER EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.943                $1.337                706
         From 4/12/01* to 12/31/01                                          $2.000                $1.943                419

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.264                $0.824              1,426
         From 1/1/01 to 12/31/01                                            $1.525                $1.264              1,015
         From 6/15/00* to 12/31/00                                          $1.000                $1.525                649

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $2.295                $2.469              7,332
         From 1/1/01 to 12/31/01                                            $2.174                $2.295              3,252
         From 1/1/00 to 12/31/00                                            $1.986                $2.174              1,215
         From 7/21/99* to 12/31/99                                          $2.000                $1.986                883

FEDERATED HIGH INCOME BOND FUND II
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.767                $1.767              1,856
         From 1/1/01 to 12/31/01                                            $1.767                $1.767              1,708
         From 1/1/00 to 12/31/00                                            $1.969                $1.767              1,335
         From 7/27/99* to 12/31/99                                          $2.000                $1.969                602

*Date subaccount began operations.

VIP CONTRAFUND(R) PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.612                $1.440              2,049
         From 1/1/01 to 12/31/01                                            $1.865                $1.612              1,164
         From 6/6/00* to 12/31/00                                           $2.000                $1.865                304

VIP GROWTH OPPORTUNITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.436                $1.106                258
         From 1/1/01 to 12/31/01                                            $1.702                $1.436                157
         From 6/6/00* to 12/31/00                                           $2.000                $1.702                 83

VIP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.390                $0.957              2,788
         From 1/1/01 to 12/31/01                                            $1.714                $1.390              1,345
         From 6/6/00* to 12/31/00                                           $2.000                $1.714                315

MUTUAL SHARES SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.280                $1.113              3,311
         From 1/1/01 to 12/31/01                                            $1.212                $1.280              4,018
         From 1/1/00 to 12/31/00                                            $1.092                $1.212              1,312
         From 1/1/99 to 12/31/99                                            $1.013                $1.092              1,734
         From 11/10/98* to 12/31/98                                         $1.000                $1.013                281

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $0.474                $0.467              4,505
         From 1/1/01 to 12/31/01                                            $0.523                $0.474              5,766
         From 1/1/00 to 12/31/00                                            $0.780                $0.523              7,018
         From 1/1/99 to 12/31/99                                            $0.516                $0.780              7,915
         From 1/1/98 to 12/31/98                                            $0.662                $0.516              5,744
         From 5/1/97* to 12/31/97                                           $1.000                $0.662              3,275

TEMPLETON FOREIGN SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.127                $0.905              8,066
         From 1/1/00 to 12/31/01                                            $1.360                $1.127             10,363
         From 1/1/00 to 12/31/00                                            $1.412                $1.360             11,868
         From 1/1/99 to 12/31/99                                            $1.162                $1.412             12,940
         From 1/1/98 to 12/31/98                                            $1.075                $1.162             11,361
         From 5/1/97* to 12/31/97                                           $1.000                $1.075              4,072

TEMPLETON GLOBAL ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.181                $1.113              4,593
         From 1/1/01 to 12/31/01                                            $1.329                $1.181              5,966
         From 1/1/00 to 12/31/00                                            $1.347                $1.329              7,636
         From 1/1/99 to 12/31/99                                            $1.114                $1.347              9,617
         From 1/1/98 to 12/31/98                                            $1.064                $1.114              9,285
         From 5/1/97* to 12/31/97                                           $1.000                $1.064              4,622

TEMPLETON GROWTH SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.360                $1.093             16,093
         From 1/1/01 to 12/31/01                                            $1.397                $1.360             16,863
         From 1/1/00 to 12/31/00                                            $1.321                $1.397             20,052
         From 1/1/99 to 12/31/99                                            $1.040                $1.321             22,477
         From 1/1/98 to 12/31/98                                            $1.044                $1.040             12,576
         From 5/1/97* to 12/31/97                                           $1.000                $1.044              6,100

*Date subaccount began operations.

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.482                $1.145               768
         From 1/1/01 to 12/31/01                                            $1.995                $1.482               470
         From 1/1/00 to 12/31/00                                            $2.426                $1.995               337
         From 7/26/99* to 12/31/99                                          $2.000                $2.426               186

SCUDDER VIT EQUITY 500 INDEX FUND
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $2.108                $1.630               646
         From 11/7/01* to 12/31/01                                          $2.000                $2.108                74

TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $0.780                $0.393             4,102
         From 1/1/01 to 12/31/01                                            $1.547                $0.780             4,698
         From 1/1/00 to 12/31/00                                            $2.052                $1.547             5,272
         From 12/21/99* to 12/31/99                                         $2.000                $2.052               323

WANGER FOREIGN FORTY
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.317                $1.100             1,237
         From 1/1/01 to 12/31/01                                            $1.819                $1.317             1,533
         From 1/1/00 to 12/31/00                                            $1.873                $1.819             1,695
         From 2/8/99* to 12/31/99                                           $1.000                $1.873               910

WANGER INTERNATIONAL SMALL CAP
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.951                $1.658            21,491
         From 1/1/01 to 12/31/01                                            $2.509                $1.951            26,077
         From 1/1/00 to 12/31/00                                            $3.531                $2.509            29,692
         From 1/1/99 to 12/31/99                                            $1.580                $3.531            30,517
         From 1/1/98 to 12/31/98                                            $1.377                $1.580            28,056
         From 1/1/97 to 12/31/97                                            $1.417                $1.377            20,361
         From 1/1/96 to 12/31/96                                            $1.088                $1.417             9,834
         From 7/31/95* to 12/31/95                                          $1.000                $1.088               257

WANGER TWENTY
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $1.584                $1.444             1,923
         From 1/1/01 to 12/31/01                                            $1.473                $1.584             1,989
         From 1/1/00 to 12/31/00                                            $1.364                $1.473             2,119
         From 2/8/99* to 12/31/99                                           $1.000                $1.364             1,654

WANGER U.S. SMALLER COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
         From 1/1/02 to 12/31/02                                            $2.313                $1.898            37,132
         From 1/1/01 to 12/31/01                                            $2.106                $2.313            50,555
         From 1/1/00 to 12/31/00                                            $2.324                $2.106            57,022
         From 1/1/99 to 12/31/99                                            $1.884                $2.324            60,367
         From 1/1/98 to 12/31/98                                            $1.757                $1.884            58,568
         From 1/1/97 to 12/31/97                                            $1.376                $1.757            34,966
         From 1/1/96 to 12/31/96                                            $0.951                $1.376            16,757
         From 7/31/95* to 12/31/95                                          $1.000                $0.951             1,313

*Date subaccount began operations.

                                                                     [Version B]

                             The Phoenix Edge(R)-VA
                        PHL Variable Accumulation Account

                    Issued by: PHL Variable Insurance Company


PROSPECTUS                                                           MAY 1, 2003

    This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the subaccounts of the PHL Variable Accumulation Account ("Account"), the Market Value Adjusted Guaranteed Interest Account ("MVA") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.



THE PHOENIX EDGE SERIES FUND
----------------------------
    >   Phoenix-Aberdeen International Series
    >   Phoenix-AIM Mid-Cap Equity Series
    >   Phoenix-Alliance/Bernstein Enhanced Index Series
    >   Phoenix-Alliance/Bernstein Growth + Value Series
    >   Phoenix-Duff & Phelps Real Estate Securities Series
    >   Phoenix-Engemann Capital Growth Series
    >   Phoenix-Engemann Small & Mid-Cap Growth Series
    >   Phoenix-Goodwin Money Market Series
    >   Phoenix-Goodwin Multi-Sector Fixed Income Series
    >   Phoenix-Hollister Value Equity Series
    >   Phoenix-Janus Flexible Income Series
    >   Phoenix-Kayne Large-Cap Core Series
    >   Phoenix-Kayne Small-Cap Quality Value Series
    >   Phoenix-Lazard International Equity Select Series
    >   Phoenix-Lazard Small-Cap Value Series
    >   Phoenix-Lazard U.S. Multi-Cap Series
    >   Phoenix-Lord Abbett Bond-Debenture Series
    >   Phoenix-Lord Abbett Large-Cap Value Series
    >   Phoenix-Lord Abbett Mid-Cap Value Series
    >   Phoenix-MFS Investors Growth Stock Series
    >   Phoenix-MFS Investors Trust Series
    >   Phoenix-MFS Value Series
    >   Phoenix-Northern Dow 30 Series
    >   Phoenix-Northern Nasdaq-100 Index(R)Series
    >   Phoenix-Oakhurst Growth and Income Series
    >   Phoenix-Oakhurst Strategic Allocation Series
    >   Phoenix-Sanford Bernstein Global Value Series
    >   Phoenix-Sanford Bernstein Mid-Cap Value Series
    >   Phoenix-Sanford Bernstein Small-Cap Value Series
    >   Phoenix-Seneca Mid-Cap Growth Series
    >   Phoenix-Seneca Strategic Theme Series
    >   Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
    >   AIM V.I. Capital Appreciation Fund
    >   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
    >   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------

    >   Federated Fund for U.S. Government Securities II
    >   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------

    >   VIP Contrafund(R) Portfolio
    >   VIP Growth Opportunities Portfolio
    >   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------

    >   Mutual Shares Securities Fund
    >   Templeton Developing Markets Securities Fund *
    >   Templeton Foreign Securities Fund
    >   Templeton Global Asset Allocation Fund *
    >   Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------

    >   Scudder VIT EAFE(R) Equity Index Fund
    >   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------

    >   Technology Portfolio

WANGER ADVISORS TRUST
---------------------

    >   Wanger Foreign Forty
    >   Wanger International Small Cap
    >   Wanger Twenty
    >   Wanger U.S. Smaller Companies

* Not available for new investors


    The contract is not a deposit or obligations of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.

    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.


    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2003, has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below.

IF YOU HAVE ANY        [GRAPHIC OF LETTER]        PHL VARIABLE INSURANCE COMPANY
QUESTIONS, PLEASE                                 Annuity Operations Division
CONTACT:                                          PO Box 8027
                                                  Boston, MA 02266-8027
                       [GRAPHIC OF TELEPHONE]     Tel. 800/541-0171

                                       TABLE OF CONTENTS

Heading                                                                                     Page
------------------------------------------------------------------------------------------------
SUMMARY OF EXPENSES.......................................................................     3
CONTRACT SUMMARY..........................................................................     7
FINANCIAL HIGHLIGHTS......................................................................    10
PERFORMANCE HISTORY.......................................................................    10
THE VARIABLE ACCUMULATION ANNUITY.........................................................    10
PHL VARIABLE AND THE ACCOUNT .............................................................    10
INVESTMENTS OF THE ACCOUNT................................................................    10
GIA  .....................................................................................    11
MVA  .....................................................................................    11
PURCHASE OF CONTRACTS.....................................................................    11
DEDUCTIONS AND CHARGES....................................................................    12
   Deductions from the Separate Account...................................................    12
     Premium Tax..........................................................................    12
     Surrender Charges....................................................................    12
     Mortality and Expense Risk Fee.......................................................    13
     Administrative Fee...................................................................    13
     Administrative Charge................................................................    13
   Reduced Charges, Credits and Bonus Guaranteed Interest Rates...........................    13
   Market Value Adjustment................................................................    14
   Other Charges..........................................................................    14
THE ACCUMULATION PERIOD...................................................................    14
   Accumulation Units.....................................................................    14
   Accumulation Unit Values...............................................................    14
   Transfers .............................................................................    14
   Optional Programs and Benefits.........................................................    15
     Dollar Cost Averaging Program........................................................    15
     Asset Rebalancing Program............................................................    15
     Enhanced Option 1 Rider..............................................................    15
     Nursing Home Waiver..................................................................    15
     Guaranteed Minimum Income Benefit Rider ("GMIB").....................................    16
   Surrender of Contract; Partial Withdrawals.............................................    17
   Lapse of Contract......................................................................    18
   Payment Upon Death Before Maturity Date ...............................................    18
THE ANNUITY PERIOD........................................................................    19
   Variable Accumulation Annuity Contracts................................................    19
   Annuity Payment Options ...............................................................    19
   Other Options and Rates................................................................    21
   Other Conditions.......................................................................    21
   Payment Upon Death After Maturity Date.................................................    21
VARIABLE ACCOUNT VALUATION PROCEDURES.....................................................    22
   Valuation Date.........................................................................    22
   Valuation Period.......................................................................    22
   Accumulation Unit Value................................................................    22
   Net Investment Factor..................................................................    22
MISCELLANEOUS PROVISIONS..................................................................    22
   Assignment.............................................................................    22
   Deferment of Payment ..................................................................    22
   Free Look Period.......................................................................    22
   Amendments to Contracts................................................................    23
   Substitution of Fund Shares............................................................    23
   Ownership of the Contract..............................................................    23
FEDERAL INCOME TAXES......................................................................    23
   Introduction...........................................................................    23
   Income Tax Status......................................................................    23
   Taxation of Annuities in General--Non-Qualified Plans..................................    23
     Surrenders or Withdrawals Prior to the Contract Maturity Date........................    23
     Surrenders or Withdrawals On or After the Contract Maturity Date.....................    23
     Penalty Tax on Certain Surrenders and Withdrawals....................................    24
   Additional Considerations..............................................................    24
   Diversification Standards .............................................................    25
   Taxation of Annuities in General--Qualified Plans......................................    26
     Tax Sheltered Annuities ("TSAs") ....................................................    27
     Keogh Plans..........................................................................    27
     Individual Retirement Accounts.......................................................    27
     Corporate Pension and Profit-Sharing Plans...........................................    28
   Deferred Compensation Plans with Respect to Service for State and Local
     Governments and Tax Exempt Organizations.............................................    28
   Penalty Tax on Certain Surrenders and Withdrawals from Qualified Contracts.............    28
   Seek Tax Advice........................................................................    28
SALES OF VARIABLE ACCUMULATION CONTRACTS..................................................    29
STATE REGULATION..........................................................................    29
REPORTS...................................................................................    29
VOTING RIGHTS.............................................................................    29
TEXAS OPTIONAL RETIREMENT PROGRAM.........................................................    30
LEGAL MATTERS.............................................................................    30
SAI.......................................................................................    30
APPENDIX A - INVESTMENT OPTIONS...........................................................   A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS....................................................   B-1
APPENDIX C - DEDUCTION FOR PREMIUM TAXES..................................................   C-1
APPENDIX D - FINANCIAL HIGHLIGHTS.........................................................   D-1

SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
    The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

Deferred Surrender Charge (as a percentage of amount
surrendered:
    Age of Payment in Complete Years 0..................   7%
    Age of Payment in Complete Years 1..................   7%
    Age of Payment in Complete Years 2..................   6%
    Age of Payment in Complete Years 3..................   6%
    Age of Payment in Complete Years 4..................   5%
    Age of Payment in Complete Years 5..................   4%
    Age of Payment in Complete Years 6..................   3%
    Age of Payment in Complete Years 7 and thereafter...  None

Transfer Charge (1)
    Current ............................................  None
    Maximum.............................................  $   20

This table describes the fees and expenses that you will pay at the time that you purchase the contract, surrender the contract or transfer value between the subaccounts. State premium taxes may also be deducted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE
    Maximum(2)..........................................  $   35

ENHANCED DEATH BENEFIT OPTION 1 RIDER (as a percentage
of contract value)(3)...................................     .05%
GUARANTEED MINIMUM INCOME BENEFIT
RIDER (GMIB) FEE 4 (as a percentage of the
guaranteed annuitization value).........................     .40%

ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average account value)

    DEATH BENEFIT OPTION 1 - RETURN OF PREMIUM
    Mortality and Expense Risk Fee......................    .775%
    Daily Administrative Fee............................    .125%
    Total Annual Separate Account Expenses..............    .900%

    DEATH BENEFIT OPTION 2 - ANNUAL STEP-UP
    Mortality and Expense Risk Fee......................   1.125%
    Daily Administrative Fee............................    .125%
    Total Annual Separate Account Expenses..............   1.250%

    DEATH BENEFIT OPTION 3 - ROLL-UP
    Mortality and Expense Risk Fee......................   1.225%
    Daily Administrative Fee............................    .125%
    Total Annual Separate Account Expenses..............   1.350%

These tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
                                             Minimum      Maximum
                                             -------      -------

    Total Annual Fund Operating Expenses
    (expenses that are deducted from the
    fund assets include management fees,
    12b-1 fees and other expenses) .....      0.32%        22.60%


This table shows the minimum and maximum total operating expenses for the year ended 12/31/02, charged by the fund companies that you may pay periodically during the time that you own the contract. More detail concerning the funds' fees and total and net fund operating expenses can be found after the Expense Examples and are contained in the fund prospectuses.
--------------------------------------------------------------------------------

(1) We reserve the right to impose a transfer charge of up to $20 per transfer after the first 2 transfers in each contract year.
(2) This charge is deducted annually on the contract anniversary on a pro rata basis from each investment option that you have selected.
(3) This charge is assessed against the initial payment at issue and then taken annually on each contract anniversary.
(4) The Guaranteed Minimum Income Benefit Rider is an optional rider. The fee for this rider will be deducted annually on the contract anniversary, only if the rider is selected.

EXPENSE EXAMPLES

If you surrender your contract at the end of the applicable time period, your maximum costs would be:


DEATH BENEFIT OPTION 1

1 Year    3 Years    5 Years    10 Years
$2,687     $5,652     $7,610     $10,042

DEATH BENEFIT OPTION 2

1 Year    3 Years    5 Years    10 Years
$2,709     $5,689    $7,644     $10,043

DEATH BENEFIT OPTION 3

1 Year    3 Years    5 Years    10 Years
$2,716     $5,702     $7,655     $10,043

If you annuitize your contract at the end of the applicable time period, your maximum costs would be:

DEATH BENEFIT OPTION 1

1 Year    3 Years    5 Years    10 Years
$2,687     $5,652     $7,454     $10,042

DEATH BENEFIT OPTION 2

1 Year    3 Years    5 Years    10 Years
$2,709     $5,689     $7,490     $10,043

DEATH BENEFIT OPTION 3

1 Year    3 Years    5 Years    10 Years
$2,716     $5,702     $7,502     $10,043

If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

DEATH BENEFIT OPTION 1

1 Year    3 Years    5 Years    10 Years
$2,177     $5,366     $7,454     $10,042

DEATH BENEFIT OPTION 2

1 Year    3 Years    5 Years    10 Years
$2,201     $5,406     $7,490     $10,043

DEATH BENEFIT OPTION 3

1 Year    3 Years    5 Years    10 Years
$2,209     $5,420     $7,502     $10,043

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and the maximum fund fees and expenses that were charged for the year ended 12/31/02.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5%
return each year and assumes the maximum fees and expenses of any of the funds. Your actual costs may be higher or lower based on these assumptions.
--------------------------------------------------------------------------------

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)

----------------------------------------------------------------------------------------------------------------------------
                                                      Investment         Rule       Other Operating    Total Annual Fund
                    Series                          Management Fee    12b-1 Fees        Expenses            Expenses
----------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                          0.75%             N/A           0.30%(5)             1.05%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%             N/A           2.58%(3)             3.43%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%             N/A           0.28%(2)             0.73%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%             N/A           2.91%(3)             3.76%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%             N/A           0.37%(4)             1.12%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%             N/A           0.10%(3)             0.75%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%             N/A           1.32%(4)             2.22%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%             N/A           0.16%(3)             0.56%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%             N/A           0.19%(3)             0.69%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%             N/A           0.31%(3)             1.01%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%             N/A           0.54%(3)             1.34%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core(6)                         0.70%             N/A          13.62%(1)            14.32%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value(6)                0.90%             N/A          21.70%(1)            22.60%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select(6)           0.90%             N/A           9.36%(1)            10.26%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value(6)                       0.90%             N/A           5.26%(1)             6.16%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap(6)                        0.80%             N/A           7.34%(1)             8.14%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture(6)                   0.75%             N/A           6.28%(1)             7.03%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value(6)                  0.75%             N/A           8.51%(1)             9.26%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value(6)                    0.85%             N/A           9.20%(1)            10.05%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                      0.75%             N/A           0.23%(3)             0.98%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                             0.75%             N/A           4.73%(3)             5.48%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%             N/A           1.84%(3)             2.59%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%             N/A           0.76%(3)             1.11%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%             N/A           2.37%(3)             2.72%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%             N/A           0.25%(3)             0.95%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%             N/A           0.12%(3)             0.70%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%             N/A           1.67%(3)             2.57%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%             N/A           0.35%(3)             1.40%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%             N/A           0.59%(3)              1.64%(7)
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%             N/A           0.34%(4)              1.14%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%             N/A           0.25%(4)              1.00%
----------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%             N/A           8.48%(1)              9.33%(7)
----------------------------------------------------------------------------------------------------------------------------


(1) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.

(2) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.

(3) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.

(4) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.

(5) The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.

(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.

(7) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                                             Reimbursements    Net Annual Fund
Series                                                         & Waivers           Expenses
------                                                         ---------           --------
Phoenix-AIM Mid-Cap Equity                                      (2.33%)              1.10%
Phoenix-Alliance/Bernstein Enhanced Index                       (0.08%)              0.65%
Phoenix-Alliance/Bernstein Growth + Value                       (2.66%)              1.10%
Phoenix-Duff & Phelps Real Estate Securities                    (0.02%)              1.10%
Phoenix-Engemann Small & Mid-Cap Growth                         (0.97%)              1.25%
Phoenix-Hollister Value Equity                                  (0.06%)              0.95%
Phoenix-Janus Flexible Income                                   (0.29%)              1.05%
Phoenix-Kayne Large-Cap Core                                   (13.47%)              0.85%
Phoenix-Kayne Small-Cap Quality Value                          (21.55%)              1.05%
Phoenix-Lazard International Equity Select                      (9.21%)              1.05%
Phoenix-Lazard Small-Cap Value                                  (5.11%)              1.05%
Phoenix-Lazard U.S. Multi-Cap                                   (7.19%)              0.95%
Phoenix-Lord Abbett Bond-Debenture                              (6.13%)              0.90%
Phoenix-Lord Abbett Large-Cap Value                             (8.36%)              0.90%
Phoenix-Lord Abbett Mid-Cap Value                               (9.05%)              1.00%
Phoenix-MFS Investors Trust                                     (4.48%)              1.00%
Phoenix-MFS Value                                               (1.59%)              1.00%
Phoenix-Northern Dow 30                                         (0.51%)              0.60%
Phoenix-Northern Nasdaq-100 Index(R)                            (2.12%)              0.60%
Phoenix-Sanford Bernstein Global                                (1.42%)              1.15%
Phoenix-Sanford Bernstein Mid-Cap Value                         (0.10%)              1.30%
Phoenix-Sanford Bernstein Small-Cap Value                       (0.34%)              1.30%
Phoenix-State Street Research Small-Cap Growth                  (8.33%)              1.00%

  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Annual
                                                            Rule                                                     Fund Expenses
                                            Investment    12b-1 or     Other                                            After
                                            Management    Service    Operating    Total Annual    Reimbursements    Reimbursements
                 Series                        Fee          Fees      Expenses    Fund Expenses      & Waivers        & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I
SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund            0.61%         N/A        0.24%          0.85%            (0.00%)           0.85%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                  0.61%         N/A        0.24%          0.85%            (0.00%)           0.85%
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio     0.85%         N/A        0.11%          0.96%            (0.00%)           0.96%
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                 0.60%       0.25%(1)     0.12%          0.97%             ----             ----(9)
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II -
Primary Shares                                0.60%       0.25%(1)     0.17%          1.02%             ----             ----(9)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS - SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio(2)                0.58%       0.10%        0.10%          0.78%             ----             ----(9)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio(2)         0.58%       0.10%        0.12%          0.80%             ----             ----(9)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio(2)                       0.58%       0.10%        0.09%          0.77%             ----             ----(9)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST - CLASS(2)
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                 0.60%(3)    0.25%        0.21%          1.06%            (0.01%)           1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund                                          1.25%       0.25%        0.33%          1.83%            (0.00%)           1.83%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund             0.70%(3)    0.25%        0.20%          1.15%            (0.02%)           1.13%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund        0.62%(3)    0.25%        0.21%          1.08%            (0.02%)           1.06%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund(4)           0.81%       0.25%        0.06%          1.12%            (0.00%)           1.12%
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund(5)      0.45%         N/A        0.47%          0.92%            (0.27%)           0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund(6)          0.20%         N/A        0.12%          0.32%            (0.02%)           0.30%
-----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 - CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(7)                       0.80%         N/A        0.49%          1.29%             ----             ----(9)
-----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty(8)                       1.00%         N/A        0.55%          1.55%            (0.10%)           1.45%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                1.24%         N/A        0.23%          1.47%            (0.00%)           1.47%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                 0.95%         N/A        0.23%          1.18%            (0.00%)           1.18%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                 0.94%         N/A        0.11%          1.05%            (0.00%)           1.05%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund, .68% for the Templeton Foreign Securities Fund and .60% for the Templeton Global Asset Allocation Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                                          Reimbursements       Net Annual Fund
Series                                                      & Waivers              Expenses
------                                                      ---------              --------
Federated Fund for U.S. Government Securities II              (0.25%)                0.72%
Federated High Income Bond Fund II - Primary Shares           (0.25%)                0.77%
VIP Contrafund(R) Portfolio                                   (0.04%)                0.74%
VIP Growth Opportunities Portfolio                            (0.03%)                0.77%
VIP Growth Portfolio                                          (0.06%)                0.71%
Technology Portfolio                                          (0.14%)                1.15%


 (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

CONTRACT SUMMARY
--------------------------------------------------------------------------------

    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.

OVERVIEW

    The contract offers a dynamic idea in retirement planning. It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that they likely would not benefit from the tax deferral provided by an annuity contract, and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

    The contract offers a combination of investment options, both variable and fixed. Investments in the variable options provide results which vary and depend upon the performance of the underlying fund, while investments in the GIA or MVA provide guaranteed interest earnings subject to certain conditions. For a detailed discussion see the section "GIA."


    You also select a Death Benefit Option which is suitable in meeting your financial objectives. Each Death Benefit Option differs in the amount of mortality and expense risk charge, how the death benefit is calculated, and in the amount of contract value you may withdraw without surrender charges each contract year. See "The Accumulation Period--Payment Upon Death Before the Maturity Date" for a complete description.


    For more information, see "Purchase of Contracts."

INVESTMENT FEATURES

FLEXIBLE PAYMENTS

>   You may make payments anytime until the maturity date.

>   You can vary the amount and frequency of your payments.

>   Other than the Minimum Initial Payment, there are no required payments.

MINIMUM CONTRIBUTION

>   Generally, the Minimum Initial Payment is $1,000.

ALLOCATION OF PREMIUMS AND CONTRACT VALUE

> Payments are invested in one or more of the subaccounts, the GIA and the MVA.

> Transfers between the subaccounts and into the GIA can be made anytime. Transfers from the GIA are subject to rules discussed in sections "GIA" and "The Accumulation Period--Transfers."

> Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. See the MVA prospectus.

> The contract value varies with the investment performance of the funds and is not guaranteed.

> The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulation at rates set by us (minimum--3%).

WITHDRAWALS

> You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge, market value adjustment and premium tax.


> Each year you may withdraw part of your contract value free of any surrender charges. During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial withdrawal without surrender charges. After that, depending on the Death Benefit Option selected, any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year (up to a maximum of 30% of your contract value as of the last contract anniversary). Please refer to "Deductions and Charges - Surrender Charges" for a complete description.


> Withdrawals may be subject to a 10% penalty tax. See "Federal Income Taxes - Penalty Tax on Certain Surrenders and Withdrawals."

DEATH BENEFIT


    The death benefit is calculated differently under each Death Benefit Option and the amount varies based on the Option selected.


DEDUCTIONS AND CHARGES

FROM THE CONTRACT VALUE

> No deductions are made from payments unless you elect the Enhanced Option 1 Rider.

> A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time.

>   If we impose a surrender charge, it is on a first-in, first-out basis.

> No surrender charges are taken upon the death of the annuitant or owner before the maturity date.

> A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the payments are deposited:

===============================================================================
Percent                   7%     7%     6%     6%     5%     4%     3%     0%
-------------------------------------------------------------------------------
Age of Payment in         0      1      2      3      4      5      6      7+
Complete Years
===============================================================================

>   Administrative Charge--maximum of $35 each year.

> Enhanced Option 1 Rider is an optional benefit that provides additional guaranteed benefits. The charge for the Enhanced Option 1 Rider is .05% on an annual basis. This charge is assessed against the initial payment at issue and then taken against the contract value at the beginning of each contract year on the contract anniversary. See "Optional Programs and Benefits" for complete details.

FROM THE ACCOUNT


> Mortality and expense risk fee--varies based on the Death Benefit Option selected. See "Charges for Mortality and Expense Risks."


> The daily administrative fee--0.125% annually. See "Charges for Administrative Services."

OTHER CHARGES OR DEDUCTIONS

>   Premium Taxes--taken from the contract value upon annuitization.

    o PHL Variable will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, maturity date or payment of death proceeds. See "Premium Tax" and Appendix C.

    See "Deductions and Charges" for a detailed description of contract charges.

    In addition, certain charges are deducted from the assets of the funds for investment management services. See the prospectuses for the funds for more information.


DEATH BENEFIT OPTIONS

> The contract offers three Death Benefit Options. You select a Death Benefit Option that best meets your financial needs. Each Death Benefit Option varies in the method of death benefit calculation, the amount of mortality and expense risk charge, and the amount of money you can withdraw from your contract each year free of surrender charges (free withdrawal amount).

    The components of each Death Benefit Option are on the Death Benefit Options chart on the next page.


ADDITIONAL INFORMATION

FREE LOOK PERIOD


    You have the right to review the contract. If you are not satisfied you may return it within 10 days after you receive it and cancel the contract. You will receive the adjusted value of the initial payment in cash. However, if applicable state law requires, we will return the full amount of the initial payment.


    See "Free Look Period" for a detailed discussion.

LAPSE

    If on any valuation date the total contract value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the contract value, the contract will immediately terminate and lapse without value.

                                                   DEATH BENEFIT OPTIONS CHART
-----------------------------------------------------------------------------------------------------------------------------------
                      DEATH BENEFIT OPTION 1     OPTIONAL BENEFITS        DEATH BENEFIT OPTION 2      DEATH BENEFIT OPTION 3
-----------------------------------------------------------------------------------------------------------------------------------
                           RETURN OF                 ENHANCED                    ANNUAL                     5% ROLL-UP
   COMPONENT                PREMIUM               OPTION 1 RIDER                STEP-UP
-----------------------------------------------------------------------------------------------------------------------------------
Mortality & Expense          .775%                     N/A                       1.125%                       1.225%
Risk Fee1
-----------------------------------------------------------------------------------------------------------------------------------
Rider Charge                  N/A                      .05%                       N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Free Withdrawal       CONTRACT YEAR 1:         CONTRACT YEAR 1:           CONTRACT YEAR 1:            CONTRACT YEAR 1:
Amount                10% of the contract      10% of the contract        10% of the contract         10% of the contract value
                      value as of the date     value as of the date of    value as of the date of     as of the date of withdrawal
                      of withdrawal            withdrawal                 withdrawal

                      CONTRACT YEARS 2 AND     CONTRACT YEARS 2 AND       CONTRACT YEARS 2 AND        CONTRACT YEARS 2 AND
                      GREATER:                 GREATER:                   GREATER:                    GREATER:
                      10% of  the last         10% of the last contract   10% of the last contract    10% of the last contract
                      contract anniversary     anniversary value plus     anniversary value plus      anniversary value plus any
                      value                    any unused percentage      any unused percentage       unused percentage from prior
                                               from prior years may be    from prior years may        years may be carried forward
                                               carried forward to the     be carried forward to       to the then current contract
                                               then current contract      the then current            year, up to a maximum of 30%
                                               year, up to a maximum      contract year, up to a      of your contract value as of
                                               of 30% of your contract    maximum of 30% of your      the last contract anniversary
                                               value as of the last       contract value as of the
                                               contract anniversary       last contract anniversary
-----------------------------------------------------------------------------------------------------------------------------------
Death Benefit(2)      THE GREATER OF:          THE GREATEST OF:           THE GREATEST OF:            THE GREATEST OF:
on the date of        1. the sum of 100%       1. the sum of 100% of      1. the sum of 100% of       1. the sum of 100% of
death of the             of premium               premium payments           premium payments less       premium payments less
annuitant who            payments less            less adjusted              adjusted partial            adjusted partial
has not yet              adjusted partial         partial withdrawals        withdrawals on the          withdrawals on the claim
attained age 80          withdrawals on the       on the claim date; or      claim date; or              date; or
                         claim date; or        2. the contract value on   2. the contract value       2. the contract value on the
                      2. the contract value       the claim date; or         on the claim date; or       claim date; or
                         on the claim date     3. the 7 Year Step-up      3. the Annual Step-up       3. the Annual Step-up Amount
                                                  Amount on the claim        Amount on the claim         on the Claim Date; or
                                                  date                       date                     4. the Annual Roll-up Amount
                                                                                                         on the claim date
-----------------------------------------------------------------------------------------------------------------------------------
Death Benefit(2)      THE GREATER OF:          THE GREATER OF:            THE GREATER OF:             THE GREATER OF:
on the date of        1. the sum of 100% of    1. the death benefit in    1. the death benefit in     1. the death benefit in
death of the             premium payments         effect at the end of       effect at the end of        effect at the end of the
annuitant who            less adjusted            the last 7-year period     the immediately             immediately preceding
has attained             partial withdrawals      prior to the annuitant     preceding contract          contract year prior to
age 80                   on the claim date;       turning age 80, plus       year prior to the           the annuitant turning age
                         or                       the sum of 100% of         annuitant turning           80, plus the sum of 100%
                      2. the contract value       premium payments less      age 80, plus the sum        of premium payments less
                         on the claim date        adjusted partial           of 100% of premium          adjusted partial
                                                  withdrawals made since     payments less adjusted      withdrawals made since
                                                  the contract year that     partial withdrawals         the contract year that
                                                  the annuitant reached      made since the contract     the annuitant reached
                                                  Age 80; or                 year that the annuitant     Age 80; or
                                               2. the contract value         reached Age 80; or       2. the contract value on
                                                  on the claim date       2. the contract value on       the claim date
                                                                             the claim date
-----------------------------------------------------------------------------------------------------------------------------------


(1) See the "Summary of Expenses" and "Deductions and Charges--Mortality and Expense Risk Charge" for complete details.
(2) See "The Accumulation Period--Payment Upon Death Before Maturity Date" for complete details.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past ten years, or since the subaccount began operations, if less. These tables are highlights only. More information is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division us at 800/541-0171.



    There are different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix D.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of the investment management fees, daily administrative fees, annual contract fees, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. See the SAI for more details.

THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------

    The individual deferred variable accumulation annuity contract (the "contract") issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner and annuitant under a contract who bear the risk of investment gain or loss rather than PHL Variable. To the extent that payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case PHL Variable will guarantee specified monthly annuity payments.

    You select the investment objective of each contract on a continuing basis by directing the allocation of payments and the reallocation of the contract value among the subaccounts, GIA or MVA.

PHL VARIABLE AND THE ACCOUNT
--------------------------------------------------------------------------------

    We are PHL Variable Life Insurance Company, a Connecticut stock life insurance company. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


    We are an indirect, wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company. As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation.


    Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.

    On December 7, 1994, we established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Account or of PHL Variable.


    Under Connecticut law, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Account may not be used to pay liabilities arising out of any other business that we may conduct. Obligations under the contracts are obligations of PHL Variable Insurance Company.

    Contributions to the GIA and MVA are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the GIA, see "GIA" and "MVA."


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS


    >   The Phoenix Edge Series Fund
    >   AIM Variable Insurance Funds
    >   The Alger American Fund
    >   Federated Insurance Series
    >   Fidelity(R) Variable Insurance Products
    >   Franklin Templeton Variable Insurance Products Trust

    >   Scudder Investment VIT Funds
    >   The Universal Institutional Funds, Inc.
    >   Wanger Advisors Trust

     For additional information concerning the available investment options, please see Appendix A.

    Each investment option is subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing to our Annuity Operations Division or calling us at the address or telephone number provided on the first page of this prospectus.

    The shares of the funds are not directly offered to the public. Shares of the funds are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable, and Phoenix Life and Annuity Company ("PLAC"). Shares of the funds may be offered to separate accounts of other insurance companies.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. Currently, we do not foresee any such differences or disadvantages at this time. However, we intend to monitor for any material conflicts and will determine what action, if any should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the fund or shares of another fund may be substituted.

INVESTMENT ADVISORS AND SUBADVISORS

    For a complete list of advisors and subadvisors, please see Appendix A.


SERVICES OF THE ADVISORS

    The advisors and subadvisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.

GIA
--------------------------------------------------------------------------------

    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

>   Year One:       25% of the total value
>   Year Two:       33% of remaining value
>   Year Three:     50% of remaining value
>   Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

MVA
-------------------------------------------------------------------------------


    The MVA is an account that pays interest at a guaranteed rate if held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period, a market value adjustment will be made. Assets allocated to the MVA are not part of the assets allocated to the Account or to the general account. The MVA is more fully described in a separate prospectus that should be read carefully before investing.


PURCHASE OF CONTRACTS
-------------------------------------------------------------------------------

    Generally, we require minimum initial payments of:

>   Non-qualified plans--$1,000

>   Individual Retirement Annuity--$1,000

>   Bank draft program--$25

    o You may authorize your bank to draw $25 or more from your personal checking account monthly to purchase units in any available subaccount, or for deposit in the GIA or MVA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial payment is $25. This payment must accompany the application (if any). Each subsequent payment under a contract must be at least $25.

>   Qualified plans--$1,000 annually

    o If contracts are purchased in connection with tax-qualified or employer-sponsored plans, a minimum annual payment of $1,000 is required.

    We require minimum subsequent payments of $25.

    Generally, a contract may not be purchased for a proposed annuitant who is 86 years of age or older. Total payments in excess of $1,000,000 cannot be made without our permission. While the annuitant is living and the contract is in force, payments may be made anytime before the maturity date of a contract.


    Payments received under the contracts will be allocated in any combination to any subaccount, GIA or MVA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the Phoenix-Goodwin Money Market Subaccount. See "Free Look Period." Changes in the allocation of payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.


    In certain circumstances we may reduce the initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:


    (1) the make-up and size of the prospective group;

    (2) the method and frequency of premium payments; and

    (3) the amount of compensation to be paid to Registered Representatives on each premium payment.


    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

DEDUCTIONS AND CHARGES
-------------------------------------------------------------------------------
DEDUCTIONS FROM THE SEPARATE ACCOUNT

PREMIUM TAX


    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, our status within those states and the insurance tax laws of those states. Premium taxes on contracts currently range from 0% to 3.5%. We will pay any premium tax due and will reimburse Phoenix only upon the earlier of either full or partial surrender of the contract, the maturity date or payment of death proceeds. For a list of states and premium taxes, see Appendix C.


SURRENDER CHARGES


    A deduction for surrender charges for this contract may be taken from proceeds of partial withdrawals from, or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your premium payments are held under the contract for a certain period of time. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Option K or L below. See "Annuity Payment Options." Any surrender charge is imposed on a first-in, first-out basis.

    Each year you may withdraw part of your contract value free of any surrender charges. During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial withdrawal without surrender charges. After that, depending on the Death Benefit Option selected or any optional benefits you may elect, any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year (up to a maximum of 30% of your contract value as of the last contract anniversary).

    The amount of free withdrawal available depends on the Death Benefit Option you select as follows:

>   DEATH BENEFIT OPTION 1

CONTRACT YEAR 1:

10% of the contract value as of the date of withdrawal

CONTRACT YEARS 2 AND GREATER:
10% of the last contract anniversary value.

>   ENHANCED OPTION 1 RIDER


CONTRACT YEAR 1:

10% of the contract value as of the date of withdrawal

CONTRACT YEARS 2 AND GREATER:

10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

This rider is available at an annual cost of .05%.

This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.


>   DEATH BENEFIT OPTION 2


CONTRACT YEAR 1:

10% of the contract value as of the date of withdrawal

CONTRACT YEARS 2 AND GREATER:

10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

>    DEATH BENEFIT OPTION 3


CONTRACT YEAR 1:

10% of the contract value as of the date of withdrawal

CONTRACT YEARS 2 AND GREATER:

10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

   The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, is as follows:

===========================================================
Percent            7%   7%   6%    6%   5%   4%  3%    0%
-----------------------------------------------------------
Age of Payment     0    1    2    3    4    5    6    7+
in Complete Years
===========================================================

   If the annuitant or owner dies before the maturity date of the contract, the surrender charge described in the table above will not apply.

   The total surrender charges on a contract will never exceed 9% of total payments, and the applicable level of surrender charge cannot be changed with respect to outstanding contracts. Surrender charges imposed in connection with partial surrenders will be deducted from the subaccounts, GIA and MVA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

MORTALITY AND EXPENSE RISK FEE


    We make a daily deduction from each subaccount for the mortality and expense risk charge. The charge is assessed against the daily net assets of the subaccounts and varies based on the Death Benefit Option you selected. The charge under each Death Benefit Option is equal, on an annual basis to the following percentages:


---------------------------------------------------------------
  OPTION 1 - RETURN     OPTION 2 - ANNUAL     OPTION 3 - 5%
      OF PREMIUM             STEP-UP             ROLL-UP
---------------------------------------------------------------
        0.775%               1.125%              1.225%
---------------------------------------------------------------

    Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

    In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives according to the annuity tables and other provisions of the contract.


    No mortality and expense risk charge is deducted from the GIA or MVA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.


    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

ADMINISTRATIVE FEE

    We make a daily deduction from account value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the subaccounts. It compensates the Company for administrative expenses that exceed revenues from the Administrative Charge described below. (This fee is not deducted from the GIA or MVA.)

ADMINISTRATIVE CHARGE

    We deduct an administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.


    The maximum administrative maintenance charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the subaccounts, GIA or MVA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of withdrawal. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.


REDUCED CHARGES, CREDITS AND BONUS GUARANTEED INTEREST RATES

    We may reduce or eliminate the mortality and expense risk fee and the surrender or annual administrative charge, credit additional amounts, or grant bonus Guaranteed Interest Rates when sales of the contracts are made to certain individuals or groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of anticipated premium payments;

(3) whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

    Any reduction or elimination of surrender or administrative charge will not be unfairly discriminatory against any person. We will make any reduction according to our own rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time.

MARKET VALUE ADJUSTMENT

    Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

OTHER CHARGES

    As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------
    The accumulation period is that time before annuity payments begin during which your payments into the contract remain invested.

ACCUMULATION UNITS


    Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned unless you request us to hold it while the application is completed. Additional payments allocated to the GIA or MVA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after the receipt of the payment at our Annuity Operations Division. The number of accumulation units of a subaccount purchased with a specific payment will be determined by dividing the payment by the value of an accumulation unit in that subaccount next determined after receipt of the payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.


ACCUMULATION UNIT VALUES

    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.

TRANSFERS


    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts, the GIA or MVA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of written notice of election in a form satisfactory to us. A transfer among subaccounts, the GIA or MVA does not automatically change the payment allocation schedule of your contract.

    You may also request transfers and changes in payment allocations among available subaccounts, the GIA or MVA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange and allocation change privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.


Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.


    No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of $20 per transfer after the first two transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least six transfers during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA." See the MVA prospectus for information regarding transfers from the MVA.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

    Currently, contracts in the annuity period are not able to make transfers between subaccounts.

OPTIONAL PROGRAMS AND BENEFITS

DOLLAR COST AVERAGING PROGRAM

    You also may elect to transfer funds automatically among the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.


    Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.


    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a Bank draft program or while the Asset Rebalancing Program is in effect.


    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.


    We may at different times offer an Enhanced Dollar Cost Averaging Program. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program can only be transferred to the subaccounts and will not be subject to the Maximum GIA Percentage.


ASSET REBALANCING PROGRAM

    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semi-annual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA or the MVA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.


SYSTEMATIC WITHDRAWAL PROGRAM

    Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program.

    The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

    You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date.

INTEREST INVESTMENT PROGRAM

    We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the subaccounts under the separate account.

    You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

    You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

    Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

    The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

    The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.


ENHANCED OPTION 1 RIDER

    Enhanced Option 1 Rider is an optional benefit that if elected, provides the following additional benefits:

    1. CUMULATIVE FREE WITHDRAWALS: After the first contract year, the free withdrawal amount equals 10% of the last contract anniversary value PLUS any unused percentage from prior years may be carried forward to the then current contract year to a maximum of 30% of your contract value as of the last contract anniversary.

    2. 7 YEAR STEP-UP IN THE DEATH BENEFIT: PRIOR TO THE ANNUITANT'S 80TH BIRTHDAY, THE DEATH BENEFIT EQUALS THE GREATEST OF:

         a. the sum of 100% of premium payments less adjusted partial withdrawals on the claim date; or b. the contract value on the claim date; or c. the 7 Year Step-up Amount on the claim date.

    3. MINIMUM DEATH BENEFIT PAST THE ANNUITANT'S 80TH BIRTHDAY. THE DEATH BENEFIT IS EQUAL TO THE GREATER OF:

         a. the death benefit in effect at the end of the last 7-year period prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

         b.  the contract value on the claim date.

    There is a charge of .05% on an annual basis for the Enhanced Option 1 Rider. This charge is assessed against the initial payment at issue and then taken against the contract value at the beginning of each contract year on the contract anniversary.

NURSING HOME WAIVER

    After the first contract year, the Nursing Home Waiver provides for the waiver of surrender charges provided the annuitant is confined to a licensed nursing home facility for at least 120 days. The withdrawal request must be within 2 years of the annuitant's admission to the licensed nursing home facility.

    There is no charge for this additional benefit.

GUARANTEED MINIMUM INCOME BENEFIT RIDER ("GMIB")

    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE

    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.


    B= the sum of premium payments made after the rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.


    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday.

    B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday.

    C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 85th birthday.

    D=   any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION

    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE

    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1. each date we process a premium payment. 2. each date we process a transfer.
3. each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1. each date we process a premium payment. 2. each date we process a transfer.
3. each date we process a withdrawal. 4. each contract anniversary.

RIDER FEE


    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount, GIA and MVA, if available, bearing a pro rata share of such fee based on the proportionate contract value of each subaccount, GIA and MVA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.


TERMINATION OF THIS RIDER

    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;

2. the termination of the contract to which this rider is attached;

3. the date a death benefit becomes payable under the contract to which this rider is attached;

4. the date annuity payments commence under the contract to which this rider is attached; and

5. the death of the last surviving annuitant or joint annuitant named under this rider.


GMIB ANNUITY PAYMENT OPTIONS


    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------
                    Important Information regarding the GMIB

--------------------------------------------------------------------------------
    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

> The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

> The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

>   The GMIB is irrevocable once elected.

> You may not change any annuitant or joint annuitant while the GMIB is in effect.

> The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

> You should consult with a qualified financial advisor if you are considering the GMIB.

> The GMIB is only available if approved in your state and if we offer it for use with the contract.

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS


    If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes." The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans"; "Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge is imposed on a first-in, first-out basis.

    Any request for a withdrawal from, or complete surrender of, a contract should be mailed to our Annuity Operations Division.


LAPSE OF CONTRACT

    The contract will terminate and lapse without value, if on any valuation date:

>   The contract value is zero; or


> The annual Administrative Charge or premium tax reimbursement due on either a full or partial surrender is greater than or equal to the contract value (unless any contract value has been applied under one of the variable annuity payment options).


    PHL Variable will notify you in writing that the contract has lapsed.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHO RECEIVES PAYMENT

>   DEATH OF AN OWNER/ANNUITANT

    If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the annuitant's beneficiary.

>   DEATH OF AN ANNUITANT WHO IS NOT THE OWNER

    If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant. If there is no contingent annuitant, the death benefit will be paid to the annuitant's beneficiary.

>   SPOUSAL BENEFICIARY CONTRACT CONTINUANCE


    If the spousal beneficiary continues the contract at the death of the an owner/annuitant or owner who is not also the annuitant, the spousal beneficiary becomes the annuitant. The Death Benefit Option in effect at the death of an owner/annuitant or an owner will also apply to the spousal beneficiary.


>   CONTINGENT ANNUITANT CONTRACT CONTINUANCE


    Upon the death of the annuitant who is not the owner, provided a contingent annuitant was named prior to the death of the annuitant, the contract will continue with the contingent annuitant becoming the annuitant. The Death Benefit Option in effect at the death of the annuitant will also apply to the contingent annuitant.


>   QUALIFIED CONTRACTS

    Under Qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

    Death benefit payments must satisfy distribution rules (See "Qualified Plans" for a detailed discussion.)

>   OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
    If the owner is not an individual, the death of the annuitant is treated as the death of the owner.

PAYMENT AMOUNT BEFORE AGE 80

    Upon the Death of the annuitant or owner/annuitant who has not yet Reached Age 80.

>   OPTION 1--RETURN OF PREMIUM

    The greater of:

    a) 100% of payments, less adjusted partial withdrawals; or b) the contract value on the claim date.

>   OPTION 2--ANNUAL STEP-UP

    The greater of:

    a) 100% of payments, less adjusted partial withdrawals; or b) the contract value on the claim date; and c) the Annual Step-up Amount on the claim date.

>   OPTION 3--5% ROLL-UP

    The greater of:

    a) 100% of payments, less adjusted partial withdrawals; or b) the contract value on the claim date; or c) the Annual Step-up Amount on the claim date; and d) the Annual Roll-up Amount on the claim date.

>   ENHANCED OPTION 1 RIDER

    Before the annuitant's 80th birthday, if the Enhanced Option 1 Rider has been elected, the death benefit (less any deferred premium tax) equals:

    The greater of:

    1. the sum of 100% of premium payments less adjusted partial withdrawals on the claim date; or

    2. the contract value on the claim date; or

    3. the 7-year step-up amount on the claim date.

    This rider is available at an annual cost of .05%.

    This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

PAYMENT AMOUNT AFTER AGE 80

    After the annuitant's 80th birthday, the death benefit (less any deferred premium tax) equals:

>   OPTION 1--RETURN OF PREMIUM

    The greater of:

    1. the sum of 100% of premium payments less adjusted partial withdrawals on the Claim Date; or

    2. the contract value on the claim date.

>   ENHANCED OPTION 1 RIDER

    After the annuitant's 80th birthday, if the Enhanced Option 1 Rider has been elected, the death benefit (less any deferred premium tax) equals:

    The greater of:

    1. the death benefit in effect at the end of the last 7-year period prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

    2.  the contract value on the claim date.

    This rider is available at an annual cost of .05%.

    This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

>   OPTION 2--ANNUAL STEP-UP

    The greater of:

    1. the death benefit in effect prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

    2.  the contract value on the claim date.

>   OPTION 3--5% ROLL-UP

    The greater of:

    1. the death benefit in effect prior to the annuitant turning age 80, plus the sum of 100% of premium payments less adjusted partial withdrawals made since the contract year that the annuitant reached Age 80; or

    2.  the contract value on the claim date.

>   DEATH OF AN OWNER WHO IS NOT THE ANNUITANT

    Upon the death of an owner who is not the annuitant, provided that there is no surviving joint owner, the death proceeds will be paid to the owner's beneficiary. The amount of death benefit payable is equal to the greater of:

    o 100% of payments, less withdrawals; and o the contract value on the claim date.


    BECAUSE THE DEATH BENEFIT IN THIS SITUATION EQUALS THE GREATER OF PREMIUMS PAID AND THE CONTRACT VALUE, AN OWNER WHO IS NOT THE ANNUITANT SHOULD SERIOUSLY CONSIDER WHETHER DEATH BENEFIT OPTIONS 2 OR 3 ARE SUITABLE FOR THEIR CIRCUMSTANCES.


    Depending upon state law, the payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due. See "Premium Tax." See also "Distribution at Death" under "Federal Income Taxes."

    We reserve the right to discontinue offering any one of the available death benefit options in the future.

THE ANNUITY PERIOD
--------------------------------------------------------------------------------

    The annuity period is that period of time beginning after the end of the accumulation period and during which payments to you are made.

VARIABLE ACCUMULATION ANNUITY CONTRACTS

    Annuity payments will begin on the contract's maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a Fixed Payment Annuity is elected. No surrender charge is taken. Each contract will provide, at the time of its issuance, for a Variable Payment Life Expectancy Annuity (Option L) unless a different annuity option is elected by you. See "Annuity Payment Options." Under a Variable Payment Life Expectancy Annuity, annuity payments are made on a monthly basis over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.


    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Payment Option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.


    Each contract specifies a provisional maturity date at the time of its issuance. You may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant's 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA.


    The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. See "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."


ANNUITY PAYMENT OPTIONS

    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) as described below. Upon the death of the annuitant and joint annuitant if any, the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.


    With the exception of the Fixed Payment Options and Option L--Variable Payment Life Expectancy Annuity, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The payment rate differs according to the annuity payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial payment will be calculated based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable income payments for 10-year period certain variable payment life annuity and for Options J and K described below and in more detail in the contract and the SAI.

    Instead of the Variable Payment Life Expectancy Annuity, (see "Option L" below), you may, by written request received by our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L.

    The level of annuity payments payable under the following annuity payment options is based upon the option selected. In addition, factors such as the age at which payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable payment annuities) and the frequency of payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first payment under Variable Payment Annuity Options I, J, K, M and N.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of payments under each annuity payment option.

OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN

    Provides a monthly income for the life of the annuitant. In the event of death of the annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

OPTION B--NON-REFUND LIFE ANNUITY

    Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant.

OPTION C--DISCONTINUED

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY

    Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the surviving annuitant.


    Under Option D, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.


OPTION E--INSTALLMENT REFUND LIFE ANNUITY

    Provides a monthly income for the life of the annuitant. In the event of the annuitant's death, the annuity income will continue to the annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN

    Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.


    Under Option F, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.


OPTION G--PAYMENTS FOR SPECIFIED PERIOD

    Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT

    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant's beneficiary until the end of the elected period certain.

OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN

    Unless another annuity payment option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the annuitant. In the event of the death of the annuitant, during the first 10 years after payout commences, the annuity payments are made to the annuitant's beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested.

OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN

    Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the subaccounts in which proceeds are invested. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD

    Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge.

OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY

    Provides a variable payout monthly income payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at anytime request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant's beneficiary.

OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY

    Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant's beneficiary will receive the value of the remaining annuity units in a lump sum.

OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY

    Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

OTHER OPTIONS AND RATES


    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.


OTHER CONDITIONS

    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

    If the initial monthly annuity payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

    Currently, transfers between subaccounts are not available for amounts allocated to any of the variable payment annuity options.

PAYMENT UPON DEATH AFTER MATURITY DATE


    If an owner who also is the annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant's beneficiary any annuity payments due during any applicable period certain under the Annuity Payment Option in effect on the annuitant's death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant's beneficiary according to the payment option in effect at the time of the annuitant's death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner's beneficiary according to the payment option in effect at the time of the owner's death.


VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------

VALUATION DATE

    A valuation date is every day the NYSE is open for trading. The NYSE is scheduled to be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the NYSE reserves the right to change this schedule as conditions warrant. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD

    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE


    The value of one accumulation unit was set at $1.000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.


NET INVESTMENT FACTOR


    The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT


    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. A written notice of such assignment must be filed with our Annuity Operations Division before it will be honored.


    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See "Surrenders or Withdrawals Prior to the Contract Maturity Date."

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

DEFERMENT OF PAYMENT


    Payment of the contract value in a single sum upon a withdrawal from, or complete surrender of, a contract will ordinarily be made within seven days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times
(a) when the NYSE is closed, other than customary weekend and holiday closings,
(b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.


FREE LOOK PERIOD

    We may mail the contract to you or we may deliver it to you in person. You may surrender a contract for any reason within 10 days after you receive it and receive in cash the adjusted value of your initial payment. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial payment has been allocated to the MVA, we will apply the Market Value Adjustment which can increase or decrease your initial payment. If applicable state law requires, we will return the full amount of any payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts, the GIA and/or the MVA according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

AMENDMENTS TO CONTRACTS

    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES

    If, in the judgment of the management of PHL Variable, one or more of these series of the funds may become unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another subaccount for accumulation units already purchased or to be purchased in the future by payments under this contract. Any substitution will be subject to approval by the SEC and, where required, one or more state insurance departments.

OWNERSHIP OF THE CONTRACT

    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION

    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion can only make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws.

Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS

    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS

    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE

    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of payments (premiums paid) by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. However, under certain types of Qualified Plans there may be no investment in the contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE

    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.


    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities started after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies our Annuity Operations Division of that election.


PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS

    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to Qualified Plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES

    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under Qualified Plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the annuitant, who is not the contract owner, dies before the maturity date and there is no contingent annuitant, the annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

    If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the death of the first of the contract owners.


    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.


TRANSFER OF ANNUITY CONTRACTS

    Transfers of non-qualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS

    If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

SECTION 1035 EXCHANGES

    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract, will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS


    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.


    The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS

    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter, the series' assets be invested in no more than:

>   55% in any 1 investment
>   70% in any 2 investments
>   80% in any 3 investments
>   90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.


    The Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which it was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.


    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner retroactively being determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS

    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for non-qualified contracts as well as Qualified Plan contracts.

    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

TAXATION OF ANNUITIES IN GENERAL--QUALIFIED PLANS

    The contracts may be used with several types of Qualified Plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected payment option may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefit options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether death benefit options such as those available under the contract comply with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE VS. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by PHL Variable in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAs")

    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greater of $1000 and 25% of the contract value in the GIA may be borrowed at any one time. Amounts borrowed from the Market Value Adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.


    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with us, except that no amount will be transferred to the MVA.


    If a loan repayment is not received by us before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.


KEOGH PLANS

    The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.


INDIVIDUAL RETIREMENT ANNUITY


    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS

    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT

ORGANIZATIONS

    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS


    In the case of a withdrawal under a Qualified Plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25%, instead of 10% for SIMPLE IRAs, if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items
(d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE

    The above description of federal income tax consequences of the different types of Qualified Plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a Qualified Plan and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the Qualified Plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------


    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell PHL Variable insurance policies as well as policies, annuity contracts and funds of companies affiliated with PHL Variable. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of PHL Variable. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of PHL Variable.


    Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the contract. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the contract. Any such amount paid with respect to contracts sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

STATE REGULATION
--------------------------------------------------------------------------------

    We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of PHL Variable includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------

    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.

VOTING RIGHTS
--------------------------------------------------------------------------------


    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.


    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.


    Matters on which owners may give voting instructions include the following:
(1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable you to give your instructions.


TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------

    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

LEGAL MATTERS
--------------------------------------------------------------------------------


    Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.


SAI
--------------------------------------------------------------------------------

    The SAI contains more specific information and financial statements relating to the Account and PHL Variable. The Table of Contents of the SAI is set forth below:


>   Underwriter
>   Performance History
>   Calculation of Yield and Return
>   Calculation of Annuity Payments
>   Experts
>   Separate Account Financial Statements
>   Company Financial Statements

    Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division or by calling us at 800/541-0171.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------


INVESTMENT TYPE



--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Investment Type
                                                ----------------------------------------------------------------------------------
                                                         Domestic   Domestic   Domestic   Growth &          International   Money
               Series                             Bond    Blend      Growth      Value     Income    Index      Growth      Market
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                                   *
Phoenix-AIM Mid-Cap Equity                                *
Phoenix-Alliance/Bernstein Enhanced Index                                                             *
Phoenix-Alliance/Bernstein Growth + Value                            *           *
Phoenix-Duff & Phelps Real Estate Securities                                                *
Phoenix-Engemann Capital Growth                                      *
Phoenix-Engemann Small & Mid-Cap Growth                              *
Phoenix-Goodwin Money Market                                                                                                  *
Phoenix-Goodwin Multi-Sector Fixed Income         *
Phoenix-Hollister Value Equity                                                   *
Phoenix-Janus Flexible Income                     *
Phoenix-Kayne Large-Cap Core                              *
Phoenix-Kayne Small-Cap Quality Value                                            *
Phoenix-Lazard International Equity Select                                                                       *
Phoenix-Lazard Small-Cap Value                                                   *
Phoenix-Lazard U.S. Multi-Cap                                                    *
Phoenix-Lord Abbett Bond-Debenture                *
Phoenix-Lord Abbett Large-Cap Value                                              *
Phoenix-Lord Abbett Mid-Cap Value                                                *
Phoenix-MFS Investors Growth Stock                                   *
Phoenix-MFS Investors Trust                                                                 *
Phoenix-MFS Value                                                                *
Phoenix-Northern Dow 30                                                                               *
Phoenix-Northern Nasdaq-100 Index(R)                                                                  *
Phoenix-Oakhurst Growth and Income                                                          *
Phoenix-Oakhurst Strategic Allocation                                                       *
Phoenix-Sanford Bernstein Global Value                                                                                       *
Phoenix-Sanford Bernstein Mid-Cap Value                                          *
Phoenix-Sanford Bernstein Small-Cap Value                                        *
Phoenix-Seneca Mid-Cap Growth                                        *
Phoenix-Seneca Strategic Theme                                       *
Phoenix-State Street Research Small-Cap Growth                       *
AIM V.I. Capital Appreciation Fund                                   *
AIM V.I. Premier Equity Fund                              *
Alger American Leveraged AllCap Portfolio                            *
Federated Fund for U.S. Government Securities II  *
Federated High Income Bond Fund II                *
VIP Contrafund(R) Portfolio                                          *
VIP Growth Opportunities Portfolio                                   *
VIP Growth Portfolio                                                 *
Mutual Shares Securities Fund                                                               *
Templeton Developing Markets Securities Fund                                                                     *
Templeton Foreign Securities Fund                                                                                *
Templeton Global Asset Allocation Fund                                                                           *
Templeton Growth Securities Fund                                                                                 *
Scudder VIT EAFE(R) Equity Index Fund                                                                 *
Scudder VIT Equity 500 Index Fund                                                                     *
Technology Portfolio                                                 *
Wanger Foreign Forty                                                                                             *
Wanger International Small Cap                                                                                   *
Wanger Twenty                                                        *
Wanger U.S. Smaller Companies                                        *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
                                                ----------------------------------------------------------------------------------
                                                     Phoenix           Phoenix         Duff & Phelps                  Fred Alger
                                                   Investment         Variable          Investment     AIM Advisors,  Management,
                    Series                         Counsel, Inc.   Advisors, Inc.     Management Co.        Inc.          Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                        *
Phoenix-AIM Mid-Cap Equity                                                 *
Phoenix-Alliance/Bernstein Enhanced Index                                  *
Phoenix-Alliance/Bernstein Growth + Value                                  *
Phoenix-Duff & Phelps Real Estate Securities                                               *
Phoenix-Engemann Capital Growth                       *
Phoenix-Engemann Small & Mid-Cap Growth               *
Phoenix-Goodwin Money Market                          *
Phoenix-Goodwin Multi-Sector Fixed Income             *
Phoenix-Hollister Value Equity                        *
Phoenix-Janus Flexible Income                                              *
Phoenix-Kayne Large-Cap Core                          *
Phoenix-Kayne Small-Cap Quality Value                 *
Phoenix-Lazard International Equity Select                                 *
Phoenix-Lazard Small-Cap Value                                             *
Phoenix-Lazard U.S. Multi-Cap                                              *
Phoenix-Lord Abbett Bond-Debenture                                         *
Phoenix-Lord Abbett Large-Cap Value                                        *
Phoenix-Lord Abbett Mid-Cap Value                                          *
Phoenix-MFS Investors Growth Stock                                         *
Phoenix-MFS Investors Trust                                                *
Phoenix-MFS Value                                                          *
Phoenix-Northern Dow 30                                                    *
Phoenix-Northern Nasdaq-100 Index(R)                                       *
Phoenix-Oakhurst Growth and Income                    *
Phoenix-Oakhurst Strategic Allocation                 *
Phoenix-Sanford Bernstein Global Value                                     *
Phoenix-Sanford Bernstein Mid-Cap Value                                    *
Phoenix-Sanford Bernstein Small-Cap Value                                  *
Phoenix-Seneca Mid-Cap Growth                         *
Phoenix-Seneca Strategic Theme                        *
Phoenix-State Street Research Small-Cap Growth                             *
AIM V.I. Capital Appreciation Fund                                                                          *
AIM V.I. Premier Equity Fund                                                                                *
Alger American Leveraged AllCap Portfolio                                                                                  *
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Advisors
                                                ----------------------------------------------------------------------------------
                                                                                     Fidelity                           Morgan
                                                   Deutsche          Federated       Management        Franklin          Stanley
                                                    Asset            Investment         and             Mutual        Investment
                                                  Management,        Management       Research         Advisers,       Management
                    Series                           Inc.             Company         Company             LLC             Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II                           *
Federated High Income Bond Fund II                                         *
VIP Contrafund(R) Portfolio                                                                *
VIP Growth Opportunities Portfolio                                                         *
VIP Growth Portfolio                                                                       *
Mutual Shares Securities Fund                                                                              *
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund                      *
Scudder VIT EAFE(R) Equity Index Fund                 *
Scudder VIT Equity 500 Index Fund                                                                                          *
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies

-----------------------------------------------------------------------------------------------------------------
                                                                           Advisors
                                                -----------------------------------------------------------------
                                                  Templeton        Templeton          Templeton        Wanger
                                                    Asset           Global            Investment       Asset
                                                 Management,        Advisors           Counsel,      Management,
                    Series                          Ltd.            Limited               Inc.          L.P.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund          *
Templeton Foreign Securities Fund                                                          *
Templeton Global Asset Allocation Fund                                                     *
Templeton Growth Securities Fund                                           *
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty                                                                                       *
Wanger International Small Cap                                                                             *
Wanger Twenty                                                                                              *
Wanger U.S. Smaller Companies                                                                              *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                                ----------------------------------------------------------------------------------
                                                                                                         Kayne
                                                                                                        Anderson
                                                  Aberdeen       AIM         Alliance       Janus       Rudnick       Lazard
                                                    Fund       Capital       Capital       Capital     Investment      Asset
                                                  Managers,   Management,   Management,   Management   Management,   Management
                    Series                           Inc.        Inc.          L.P.           LLC          LLC           LLC
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                       *
Phoenix-AIM Mid-Cap Equity                                       *
Phoenix-Alliance/Bernstein Enhanced Index                                       *
Phoenix-Alliance/Bernstein Growth + Value                                       *
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                                 *
Phoenix-Kayne Large-Cap Core                                                                               *
Phoenix-Kayne Small-Cap Quality Value                                                                      *
Phoenix-Lazard International Equity Select                                                                               *
Phoenix-Lazard Small-Cap Value                                                                                           *
Phoenix-Lazard U.S. Multi-Cap                                                                                            *
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                          *
Phoenix-Sanford Bernstein Mid-Cap Value                                         *
Phoenix-Sanford Bernstein Small-Cap Value                                       *
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Subadvisors
                                                ----------------------------------------------------------------------------------
                                                                              Northern       Roger        Seneca      State Street
                                                     Lord,         MFS         Trust        Engemann      Capital      Research &
                                                  Abbett & Co.  Investment  Investments,  & Associates,  Management,   Management
                    Series                            LLC       Management      Inc.           Inc.          LLC         Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                                               *
Phoenix-Engemann Small & Mid-Cap Growth                                                       *
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture                   *
Phoenix-Lord Abbett Large-Cap Value                  *
Phoenix-Lord Abbett Mid-Cap Value                    *
Phoenix-MFS Investors Growth Stock                               *
Phoenix-MFS Investors Trust                                      *
Phoenix-MFS Value                                                *
Phoenix-Northern Dow 30                                                         *
Phoenix-Northern Nasdaq-100 Index(R)                                            *
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                                              *
Phoenix-Seneca Strategic Theme                                                                             *
Phoenix-State Street Research Small-Cap Growth                                                                           *

APPENDIX B - GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------


    The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT (VA ACCOUNT): PHL Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the start of annuity payments.


ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date.


ADJUSTED PARTIAL WITHDRAWALS: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the date of the withdrawal.

ANNUAL ROLL-UP AMOUNT (ROLL-UP AMOUNT): In the first contract year the Annual Roll-up Amount is equal to the initial premium payment. After that, in any following contract year the Annual Roll-up Amount is equal to the Roll-up Amount at the end of the last contract year multiplied by a factor of 1.05, plus 100% of premium payments, less adjusted partial withdrawals made since the end of the prior contract year. The Roll-up Amount may not be greater than 200% of total premium payments less adjusted partial withdrawals.

ANNUAL STEP-UP AMOUNT (STEP-UP AMOUNT): In the first contract year the Step-up Amount is the greater of (1) 100% of purchase payments less adjusted partial withdrawals; or (2) the contract value. After that, in any following contract year the Step-up Amount equals the greater of (1) the Step-up Amount at the end of the prior contract year, plus 100% of premium payments, less adjusted partial withdrawals made since the end of the last contract year; or (2) the contract value.

ANNUITANT: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract's Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.


ANNUITY PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."


ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable payment Annuity Options I, J, K, M and N.


CLAIM DATE: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.


CONTRACT: The deferred variable accumulation annuity contract described in this prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified in the contract application. However, under contracts used with certain tax-qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named in the application, the annuitant will be the owner.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, and less any Loan Debt.


DEATH BENEFIT OPTIONS (BENEFIT OPTION, OPTION): The form of contract selected which determines the method of death benefit calculation and the amount of mortality and expense risk charge.



FIXED PAYMENT ANNUITY: An annuity payment of providing periodic payments of a fixed dollar amount throughout the annuity period. This benefit does not vary with or reflect the investment performance of any subaccount.

GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.


ISSUE DATE: The date that the initial premium payment is invested under a contract.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity (as described in IRC 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.


MVA: An account that pays interest at a guaranteed rate if held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Account or the general account of PHL Variable. The MVA is described in a separate prospectus.

MATURITY DATE: The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant's 95th birthday. The election is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial payments of:

>  Non-qualified plans--$1,000
>  Individual Retirement Annuity--$1,000
>  Bank draft program--$25
>  Qualified plans--$1,000 annually

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

PAYMENT UPON DEATH: The obligation of PHL Variable under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHL VARIABLE (OUR, US, WE, COMPANY): PHL Variable Insurance Company.

SEVEN YEAR STEP-UP AMOUNT (7 YEAR STEP-UP AMOUNT): In the first seven contract years, the 7 Year Step-up Amount equals 100% of purchase payments less adjusted partial withdrawals. In any subsequent 7 year period, the 7 Year Step-up Amount equals the 7 Year Step-up Amount that would have been paid on the prior seventh contract anniversary plus 100% of payments less adjusted partial withdrawals made since the prior seventh contract anniversary.

SERIES: A separate investment portfolio of a fund.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading.


VARIABLE PAYMENT ANNUITY: An annuity payment option providing payments that vary in amounts, according to the investment experience of the selected subaccounts.

APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES QUALIFIED AND NONQUALIFIED ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                                                               UPON              UPON
STATE                                                     PREMIUM PAYMENT    ANNUITIZATION        NONQUALIFIED       QUALIFIED
-----                                                     ---------------    -------------        ------------       ---------
California ..........................................                             X                   2.35%            0.50%

Maine................................................                             X                   2.00

Nevada...............................................                             X                   3.50

South Dakota.........................................           X                                     1.25 *

West Virginia........................................                             X                   1.00             1.00

Wyoming..............................................                             X                   1.00

Commonwealth of Puerto Rico..........................                             X                   1.00%            1.00%

NOTE: The above premium tax deduction rates are as of January 1, 2003. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."

         * South Dakota law provides a lower rate of .8% that applies to premiums received in excess of $500,000. This provision is scheduled to expire on July 1, 2003 but may be extended.

APPENDIX D - FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
    The following tables give the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling us at 800/541-0171 or by writing to:

                  PHL VARIABLE INSURANCE COMPANY
                  ANNUITY OPERATIONS DIVISION
                  PO Box 8027
                  Boston, MA 02266-8027

DEATH BENEFIT OPTION 1 CONTRACTS

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.485                $1.254                3,512
         From 1/1/01 to 12/31/01                        $1.973                $1.485                3,937
         From 1/1/00 to 12/31/00                        $2.365                $1.973                1,996
         From 10/20/99* to 12/31/99                     $2.000                $2.365                  281

PHOENIX-AIM MID-CAP EQUITY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.128                $1.879                  468
         From 11/9/01* to 12/31/01                      $2.000                $2.128                   13

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (formerly, Phoenix-J.P. Morgan Research Enhanced Index)
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.649                $1.247                2,504
         From 1/1/01 to 12/31/01                        $2.152                $1.649                2,275
         From 1/1/00 to 12/31/00                        $2.152                $1.888                1,714
         From 9/1/99* to 12/31/99                       $2.000                $2.152                  530

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.137                $1.587                  561
         From 11/14/01* to 12/31/01                     $2.000                $2.137                  223

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.939                $3.264                1,118
         From 1/1/01 to 12/31/01                        $2.781                $2.939                  942
         From 1/1/00 to 12/31/00                        $2.145                $2.781                  740
         From 11/1/99* to 12/31/99                      $2.000                $2.145                    7

PHOENIX-ENGEMANN CAPITAL GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.279                $0.953               10,977
         From 1/1/01 to 12/31/01                        $1.973                $1.279               11,520
         From 1/1/00 to 12/31/00                        $2.422                $1.973                7,928
         From 8/24/99* to 12/31/99                      $2.000                $2.422                  773

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.137                $0.802                1,569
         From 1/1/01 to 12/31/01                        $1.566                $1.137                1,795
         From 8/15/00* to 12/31/00                      $2.000                $1.566                  178

PHOENIX-GOODWIN MONEY MARKET
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.197                $2.208                4,779
         From 1/1/01 to 12/31/01                        $2.140                $2.197                5,008
         From 1/1/00 to 12/31/00                        $2.032                $2.140                4,033
         From 8/11/99* to 12/31/99                      $2.000                $2.032                1,283


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.284                $2.490                2,551
         From 1/1/01 to 12/31/01                        $2.173                $2.284                2,467
         From 1/1/00 to 12/31/00                        $2.059                $2.173                1,130
         From 9/13/99* to 12/31/99                      $2.000                $2.059                  186

PHOENIX-HOLLISTER VALUE EQUITY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.612                $2.028                3,893
         From 1/1/01 to 12/31/01                        $3.225                $2.612                3,921
         From 1/1/00 to 12/31/00                        $2.461                $3.225                  951
         From 8/30/99* to 12/31/99                      $2.000                $2.461                   65

PHOENIX-JANUS FLEXIBLE INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.233                $2.448                2,252
         From 1/1/01 to 12/31/01                        $2.101                $2.233                1,567
         From 2/15/00* to 12/31/00                      $2.000                $2.101                  665

PHOENIX-KAYNE LARGE-CAP CORE
=================================================================================================================
         From 9/4/02* to 12/31/02                       $2.000                $1.924                   34

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
=================================================================================================================
         From 10/22/02* to 12/31/02                     $2.000                $2.013                    7

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
=================================================================================================================
         From 8/22//02* to 12/31/02                     $2.000                $1.909                   10

PHOENIX-LAZARD SMALL-CAP VALUE
=================================================================================================================
         From 8/29/02* to 12/31/02                      $2.000                $1.951                   10

PHOENIX-LAZARD U.S. MULTI-CAP VALUE
=================================================================================================================
         From 9/4/02* to 12/31/02                       $2.000                $2.003                   .5

PHOENIX-LORD ABBETT BOND-DEBENTURE
=================================================================================================================
         From 9/25/02* to 12/31/02                      $2.000                $2.120                   25

PHOENIX-LORD ABBETT LARGE-CAP VALUE
=================================================================================================================
         From 8/22/02* to 12/31/02                      $2.000                $1.978                   34

PHOENIX-LORD ABBETT MID-CAP VALUE
=================================================================================================================
         From 9/29/02* to 12/31/02                      $2.000                $1.994                   54

PHOENIX-MFS INVESTORS GROWTH STOCK (formerly, Phoenix-Janus Growth)
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.345                $1.529                  264
         From 1/1/01 to 12/31/01                        $1.782                $1.345                8,663
         From 1/1/00 to 12/31/00                        $2.024                $1.782                4,013
         From 12/28/99* to 12/31/99                     $2.000                $2.024                   19


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-MFS INVESTORS TRUST
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.082                $1.634                  105
         From 11/9/01* to 12/31/01                      $2.000                $2.082                    6

PHOENIX-MFS VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.111                $1.803                1,317
         From 11/14/01* to 12/31/01                     $2.000                $2.111                  185

PHOENIX-NORTHERN DOW 30 (formerly, Phoenix-Deutsche Dow 30)
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.751                $1.466                1,527
         From 1/1/01* to 12/31/01                       $1.879                $1.751                1,604
         From 1/1/00 to 12/31/00                        $2.007                $1.879                  550
         From 12/30/99* to 12/31/99                     $2.000                $2.007                  150

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (formerly, Phoenix-Deutsche Nasdaq-100 Index(R))
=================================================================================================================
         From 1/1/02 to 12/31/02                        $0.830                $0.513                1,117
         From 1/1/01 to 12/31/01                        $1.251                $0.830                  814
         From 8/25/00* to 12/31/00                      $2.000                $1.251                   35

PHOENIX-OAKHURST GROWTH AND INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.829                $1.405                5,186
         From 1/1/01 to 12/31/01                        $2.010                $1.829                5,557
         From 1/1/00 to 12/31/00                        $2.171                $2.010                2,984
         From 8/30/99* to 12/31/99                      $2.000                $2.171                  397

PHOENIX-OAKHURST STRATEGIC ALLOCATION
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.205                $1.932                7,559
         From 1/1/01 to 12/31/01                        $2.184                $2.205                3,133
         From 1/1/00 to 12/31/00                        $2.190                $2.184                1,608
         From 10/1/99* to 12/31/99                      $2.000                $2.190                  202

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.808                $1.533                  241
         From 2/1/01* to 12/31/01                       $2.000                $1.808                  152

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.854                $2.587                1,494
         From 1/1/01 to 12/31/01                        $2.342                $2.854                  994
         From 1/1/00 to 12/31/00                        $2.021                $2.342                  259
         From 8/30/99* to 12/31/99                      $2.000                $2.021                   12

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.480                $2.248                1,724
         From 1/1/01 to 12/31/01                        $2.162                $2.480                  437
         From 12/6/00* to 12/31/00                      $2.000                $2.162                    3

PHOENIX-SENECA MID-CAP GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.313                $1.547                3,145
         From 1/1/01 to 12/31/01                        $3.124                $2.313                3,246
         From 1/1/00 to 12/31/00                        $2.770                $3.124                1,653
         From 9/3/99* to 12/31/99                       $2.000                $2.770                   59


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-SENECA STRATEGIC THEME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.658                $1.068                3,532
         From 1/1/01 to 12/31/01                        $2.304                $1.658                4,571
         From 1/1/00 to 12/31/00                        $2.625                $2.304                3,249
         From 9/1/99* to 12/31/99                       $2.000                $2.625                  285

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
=================================================================================================================
         From 8/22/02* to 12/31/02                      $2.000                $2.010                    3

AIM V.I. CAPITAL APPRECIATION FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.775                $1.331                  135
         From 5/10/01* to 12/31/01                      $2.000                $1.775                   36

AIM V.I. PREMIER EQUITY FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.776                $1.227                  439
         From 5/2/01* to 12/31/01                       $2.000                $1.776                  160

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.279                $0.838                2,203
         From 1/1/01 to 12/31/01                        $1.535                $1.279                1,557
         From 6/28/00* to 12/31/00                      $2.000                $1.535                  470

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.360                $2.550                5,188
         From 1/1/01 to 12/31/01                        $2.225                $2.360                2,791
         From 1/1/00 to 12/31/00                        $2.022                $2.225                  955
         From 9/2/99* to 12/31/99                       $2.000                $2.022                   71

FEDERATED HIGH INCOME BOND FUND II
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.846                $1.855                1,316
         From 1/1/01 to 12/31/01                        $1.837                $1.846                  850
         From 1/1/00 to 12/31/00                        $2.038                $1.837                  499
         From 10/14/99* to 12/31/99                     $2.000                $2.038                   44

VIP CONTRAFUND(R) PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.640                $1.472                1,682
         From 1/1/01 to 12/31/01                        $1.889                $1.640                  759
         From 6/9/00* to 12/31/00                       $2.000                $1.889                  236

VIP GROWTH OPPORTUNITIES PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.462                $1.131                  350
         From 1/1/01 to 12/31/01                        $1.724                $1.462                  300
         From 6/9/00* to 12/31/00                       $2.000                $1.724                  131

VIP GROWTH PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.386                $0.959                3,755
         From 1/1/01 to 12/31/01                        $1.700                $1.386                1,445
         From 6/9/00* to 12/31/00                       $2.000                $1.700                  438

MUTUAL SHARES SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.387                $2.086                  872
         From 1/1/01 to 12/31/01                        $2.500                $2.387                  676
         From 1/1/00 to 12/31/00                        $2.018                $2.500                  210
         From 9/2/99* to 12/31/99                       $2.000                $2.018                   16


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.493                $1.478                  248
         From 1/1/01 to 12/31/01                        $1.639                $1.493                  319
         From 1/1/00 to 12/31/00                        $2.434                $1.639                  245
         From 11/1/99* to 12/31/99                      $2.000                $2.434                   30

TEMPLETON FOREIGN SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.778                $1.435                2,841
         From 1/1/01 to 12/31/01                        $2.136                $1.778                1,795
         From 1/1/00 to 12/31/00                        $2.207                $2.136                  621
         From 8/30/99* to 12/31/99                      $2.000                $2.207                  108

TEMPLETON GLOBAL ASSET ALLOCATION FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.949                $1.847                  214
         From 1/1/01 to 12/31/01                        $2.184                $1.949                  232
         From 1/1/00 to 12/31/00                        $2.203                $2.184                  181
         From 10/4/99* to 12/31/99                      $2.000                $2.203                   13

TEMPLETON GROWTH SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.371                $1.914                1,517
         From 1/1/01 to 12/31/01                        $2.424                $2.371                1,023
         From 1/1/00 to 12/31/00                        $2.282                $2.424                  418
         From 9/2/99* to 12/31/99                       $2.000                $2.282                   41

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.430                $1.111                1,255
         From 1/1/01 to 12/31/01                        $1.196                $1.430                  724
         From 1/1/00 to 12/31/00                        $2.319                $1.196                  401
         From 10/14/99* to 12/31/99                     $2.000                $2.319                   26

SCUDDER VIT EQUITY 500 INDEX FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.110                $1.639                1,219
         From 11/7/01* to 12/31/01                      $2.000                $2.110                   58

TECHNOLOGY PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $0.776                $0.393                2,541
         From 1/1/01 to 12/31/01                        $1.538                $0.776                3,976
         From 1/1/00 to 12/31/00                        $2.022                $1.538                1,975
         From 12/30/99* to 12/31/99                     $2.000                $2.022                  150

WANGER FOREIGN FORTY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.173                $1.824                  724
         From 1/1/01 to 12/31/01                        $2.988                $2.173                  794
         From 1/1/00 to 12/31/00                        $3.063                $2.988                  492
         From 10/25/99* to 12/31/99                     $2.000                $3.063                   15

WANGER INTERNATIONAL SMALL CAP
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.769                $1.511                3,812
         From 1/1/01 to 12/31/01                        $2.265                $1.769                3,864
         From 1/1/00 to 12/31/00                        $3.171                $2.265                2,533
         From 8/30/99* to 12/31/99                      $2.000                $3.171                  248


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
WANGER TWENTY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.692                $2.464                  473
         From 1/1/01 to 12/31/01                        $2.480                $2.692                  453
         From 1/1/00 to 12/31/00                        $2.295                $2.480                  336
         From 10/11/99* to 12/31/99                     $2.000                $2.295                   21

WANGER U.S. SMALLER COMPANIES
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.319                $1.912                6,419
         From 1/1/01 to 12/31/01                        $2.101                $2.319                6,700
         From 1/1/00 to 12/31/00                        $2.308                $2.101                3,897
         From 9/14/99* to 12/31/99                      $2.000                $2.308                  398


* Date subaccount began operations.

DEATH BENEFIT OPTION 2 CONTRACTS


                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.439                $1.211                2,149
         From 1/1/01 to 12/31/01                        $1.920                $1.439                2,353
         From 1/1/00 to 12/31/00                        $2.309                $1.920                1,335
         From 10/7/99* to 12/31/99                      $2.000                $2.309                  125

PHOENIX-AIM MID-CAP EQUITY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.126                $1.871                   58
         From 12/3/01* to 12/31/01                      $2.000                $2.126                   13

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (formerly, Phoenix-J.P. Morgan Research Enhanced Index)
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.613                $1.215                1,211
         From 1/1/01 to 12/31/01                        $1.854                $1.613                1,669
         From 1/1/00 to 12/31/00                        $2.120                $1.854                1,267
         From 9/7/99* to 12/31/99                       $2.000                $2.120                  450

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.136                $1.581                  113
         From 12/20/01* to 12/31/01                     $2.000                $2.136                   31

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.889                $3.198                  774
         From 1/1/01 to 12/31/01                        $2.744                $2.889                  436
         From 1/1/00 to 12/31/00                        $2.124                $2.744                  103
         From 10/8/99* to 12/31/99                      $2.000                $2.124                   26

PHOENIX-ENGEMANN CAPITAL GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.270                $0.943                8,375
         From 1/1/01 to 12/31/01                        $1.966                $1.270                8,024
         From 1/1/00 to 12/31/00                        $2.421                $1.966                5,420
         From 9/7/99* to 12/31/99                       $2.000                $2.421                  664

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.054                $0.741                  918
         From 1/1/01 to 12/31/01                        $1.458                $1.054                1,108
         From 9/5/00* to 12/31/00                       $2.000                $1.458                  301

PHOENIX-GOODWIN MONEY MARKET
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.176                $2.179                2,346
         From 1/1/01 to 12/31/01                        $2.122                $2.176                2,679
         From 1/1/00 to 12/31/00                        $2.026                $2.122                1,539
         From 8/27/99* to 12/31/99                      $2.000                $2.026                  997

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.263                $2.459                2,672
         From 1/1/01 to 12/31/01                        $2.161                $2.263                2,269
         From 1/1/00 to 12/31/00                        $2.054                $2.161                1,081
         From 9/30/99* to 12/31/99                      $2.000                $2.054                  200


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-HOLLISTER VALUE EQUITY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.532                $1.952                2,810
         From 1/1/01 to 12/31/01                        $3.125                $2.532                2,297
         From 1/1/00 to 12/31/00                        $2.393                $3.125                  628
         From 9/7/99* to 12/31/99                       $2.000                $2.393                   32

PHOENIX-JANUS FLEXIBLE INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.227                $2.432                1,605
         From 1/1/01 to 12/31/01                        $2.102                $2.227                  891
         From 1/1/00 to 12/31/00                        $2.000                $2.102                  293
         From 12/21/99* to 12/31/99                     $2.000                $2.000                    3

PHOENIX-KAYNE LARGE-CAP CORE
=================================================================================================================
         From 10/18/02* to 12/31/02                     $2.000                $1.922                   14

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
=================================================================================================================
         From 12/2/02* to 12/31/02                      $2.000                $2.010                    1

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
=================================================================================================================
         From 10/22/02* to 12/31/02                     $2.000                $1.906                   40

PHOENIX-LAZARD SMALL-CAP VALUE
=================================================================================================================
         From 8/20/02* to 12/31/02                      $2.000                $1.948                   10

PHOENIX-LAZARD U.S. MULTI-CAP VALUE
=================================================================================================================

PHOENIX-LORD ABBETT BOND-DEBENTURE
=================================================================================================================
         From 11/4/02* to 12/31/02                      $2.000                $2.117                    7

PHOENIX-LORD ABBETT LARGE-CAP VALUE
=================================================================================================================
         From 8/29/02* to 12/31/02                      $2.000                $1.975                   69

PHOENIX-LORD ABBETT MID-CAP VALUE
=================================================================================================================
         From 8/29/02* to 12/31/02                      $2.000                $1.991                   27

PHOENIX-MFS INVESTORS GROWTH STOCK (formerly, Phoenix-Janus Growth)
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.361                $0.956                5,161
         From 1/1/01 to 12/31/01                        $1.810                $1.361                4,327
         From 1/1/00 to 12/31/00                        $2.063                $1.810                2,589
         From 12/21/99* to 12/31/99                     $2.000                $2.063                   27

PHOENIX-MFS INVESTORS TRUST
=================================================================================================================
         From 2/28/02* to 12/31/02                      $2.000                $1.627                   31

PHOENIX-MFS VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.110                $1.795                  290
         From 11/2/01* to 12/31/01                      $2.000                $2.110                   61

PHOENIX-NORTHERN DOW 30 (formerly, Phoenix-Deutsche Dow 30)
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.811                $1.511                  628
         From 1/1/01 to 12/31/01                        $1.951                $1.811                  341
         From 1/24/00* to 12/31/00                      $2.000                $1.951                   74


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-NORTHERN NASDAQ-100 Index(R) (formerly, Phoenix-Deutsche Nasdaq-100 Index(R))
=================================================================================================================
         From 1/1/02 to 12/31/02                        $0.866                $0.534                  702
         From 1/1/01 to 12/31/01                        $1.311                $0.866                  423
         From 9/5/00* to 12/31/00                       $2.000                $1.311                   70

PHOENIX-OAKHURST GROWTH AND INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.791                $1.370                4,406
         From 1/1/01 to 12/31/01                        $1.975                $1.791                4,658
         From 1/1/00 to 12/31/00                        $2.141                $1.975                3,237
         From 9/8/99* to 12/31/99                       $2.000                $2.141                  544

PHOENIX-OAKHURST STRATEGIC ALLOCATION
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.145                $1.873                3,612
         From 1/1/01 to 12/31/01                        $2.133                $2.145                1,031
         From 1/1/00 to 12/31/00                        $2.146                $2.133                  577
         From 9/8/99* to 12/31/99                       $2.000                $2.146                   54

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.865                $1.575                  168
         From 1/1/01 to 12/31/01                        $2.028                $1.865                   90
         From 12/13/00* to 12/31/00                     $2.000                $2.028                  .08

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $3.064                $2.767                1,349
         From 1/1/01 to 12/31/01                        $2.523                $3.064                  854
         From 1/1/00 to 12/31/00                        $2.185                $2.523                  150
         From 10/8/99* to 12/31/99                      $2.000                $2.185                    8

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.293                $2.071                1,152
         From 1/5/01* to 12/31/01                       $2.000                $2.293                  578

PHOENIX-SENECA MID-CAP GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.278                $1.519                2,948
         From 1/1/01 to 12/31/01                        $3.088                $2.278                2,868
         From 1/1/00 to 12/31/00                        $2.358                $3.088                1,491
         From 10/12/99* to 12/31/99                     $2.000                $2.358                   55

PHOENIX-SENECA STRATEGIC THEME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.620                $1.040                3,811
         From 1/1/01 to 12/31/01                        $2.258                $1.620                4,369
         From 1/1/00 to 12/31/00                        $2.582                $2.258                3,070
         From 9/8/99* to 12/31/99                       $2.000                $2.582                  538

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
=================================================================================================================
         From 8/20/02* to 12/31/02                      $2.000                $2.007                   13

AIM V.I. CAPITAL APPRECIATION FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.765                $1.319                  279
         From 4/30/01* to 12/31/01                      $2.000                $1.765                  126

AIM V.I. PREMIER EQUITY FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.945                $1.340                  386
         From 4/12/01* to 12/31/01                      $2.000                $1.945                  153


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.265                $0.825                1,415
         From 1/1/01 to 12/31/01                        $1.523                $1.265                1,042
         From 12/13/00* to 12/31/00                     $2.000                $1.523                  362

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.301                $2.478                4,415
         From 1/1/01 to 12/31/01                        $2.177                $2.301                1,793
         From 1/1/00 to 12/31/00                        $1.985                $2.177                  591
         From 9/27/99* to 12/31/99                      $2.000                $1.985                  145

FEDERATED HIGH INCOME BOND FUND II
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.840                $1.842                  649
         From 1/1/01 to 12/31/01                        $1.823                $1.840                  623
         From 12/13/00* to 12/31/00                     $2.045                $1.838                  266
         From 11/1/99* to 12/31/99                      $2.000                $2.045                   44

VIP CONTRAFUND(R) PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.615                $1.445                1,806
         From 1/1/01 to 12/31/01                        $1.866                $1.615                  972
         From 7/3/00* to 12/31/00                       $2.000                $1.866                  199

VIP GROWTH OPPORTUNITIES PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.432                $1.104                  384
         From 1/1/01 to 12/31/01                        $1.695                $1.432                  252
         From 7/3/00* to 12/31/00                       $2.000                $1.695                   98

VIP GROWTH PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.397                $0.963                1,864
         From 1/1/01 to 12/31/01                        $1.719                $1.397                1,351
         From 7/3/00* to 12/31/00                       $2.000                $1.719                  204

MUTUAL SHARES SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.343                $2.041                  459
         From 1/1/01 to 12/31/01                        $2.217                $2.343                  338
         From 7/3/00* to 12/31/00                       $1.995                $2.217                  113
         From 9/7/99* to 12/31/99                       $2.000                $1.995                   40

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.482                $1.461                  150
         From 1/1/01 to 12/31/01                        $1.633                $1.482                  176
         From 7/3/00* to 12/31/00                       $2.433                $1.633                  129
         From 11/1/99* to 12/31/99                      $2.000                $2.433                    8

TEMPLETON FOREIGN SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.810                $1.455                1,042
         From 1/1/01 to 12/31/01                        $2.182                $1.810                  905
         From 7/3/00* to 12/31/00                       $2.262                $2.182                  459
         From 9/30/99* to 12/31/99                      $2.000                $2.262                   98


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.951                $1.842                   55
         From 1/1/01 to 12/31/01                        $2.194                $1.951                  143
         From 7/3/00* to 12/31/00                       $2.220                $2.194                   58
         From 11/1/99* to 12/31/99                      $2.000                $2.220                   29

TEMPLETON GROWTH SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.414                $1.943                  836
         From 1/1/01 to 12/31/01                        $2.477                $2.414                  379
         From 7/3/00* to 12/31/00                       $2.339                $2.477                  153
         From 9/30/99* to 12/31/99                      $2.000                $2.339                   78

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.388                $1.074                  447
         From 1/1/01 to 12/31/01                        $1.866                $1.388                  253
         From 1/1/00 to 12/31/00                        $2.267                $1.866                  135
         From 11/1/99* to 12/31/99                      $2.000                $2.267                   49

SCUDDER VIT EQUITY 500 INDEX FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.108                $1.632                  117
         From 11/2/01* to 12/31/01                      $2.000                $2.108                    5

TECHNOLOGY PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $0.782                $0.394                1,985
         From 1/1/01 to 12/31/01                        $1.549                $0.782                2,243
         From 1/1/00 to 12/31/00                        $2.052                $1.549                1,433
         From 12/21/99* to 12/31/99                     $2.000                $2.052                    9

WANGER FOREIGN FORTY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.111                $1.766                  610
         From 1/1/01 to 12/31/01                        $2.913                $2.111                  650
         From 1/1/00 to 12/31/00                        $2.996                $2.913                  352
         From 11/1/99* to 12/31/99                      $2.000                $2.996                   20

WANGER INTERNATIONAL SMALL CAP
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.715                $1.459                3,075
         From 1/1/01 to 12/31/01                        $2.203                $1.715                2,986
         From 1/1/00 to 12/31/00                        $3.095                $2.203                2,134
         From 9/17/99* to 12/31/99                      $2.000                $3.095                  177

WANGER TWENTY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.618                $2.388                  444
         From 1/1/01 to 12/31/01                        $2.431                $2.618                  402
         From 1/1/00 to 12/31/00                        $2.248                $2.431                  303
         From 10/28/99* to 12/31/99                     $2.000                $2.248                   48

WANGER U.S. SMALLER COMPANIES
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.282                $1.875                3,759
         From 1/1/01 to 12/31/01                        $2.075                $2.282                3,684
         From 1/1/00 to 12/31/00                        $2.287                $2.075                2,706
         From 9/17/99* to 12/31/99                      $2.000                $2.287                  338


* Date subaccount began operations.

DEATH BENEFIT OPTION 3 CONTRACTS


                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.364                $1.147                  677
         From 1/1/01 to 12/31/01                        $1.821                $1.364                7,141
         From 1/1/00 to 12/31/00                        $2.192                $1.821                  109
         From 12/1/99* to 12/31/99                      $2.000                $2.192                    2


PHOENIX-AIM MID-CAP EQUITY
=================================================================================================================
         From 1/23/02* to 12/31/02                      $2.000                $1.869                   10


PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (formerly, Phoenix-J.P. Morgan Research Enhanced Index)
==============================================================================================================
         From 1/1/02 to 12/31/02                        $1.599                $1.204                  271
         From 1/1/01 to 12/31/01                        $1.840                $1.599                  236
         From 1/1/00 to 12/31/00                        $2.106                $1.840                  198
         From 9/3/99* to 12/31/99                       $2.000                $2.106                   13

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.136                $1.579                  110
         From 11/7/01* to 12/31/01                      $2.000                $2.136                   53

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.754                $3.045                  228
         From 1/1/01 to 12/31/01                        $2.619                $2.754                  108
         From 1/1/00 to 12/31/00                        $2.029                $2.619                  114
         From 9/3/99* to 12/31/99                       $2.000                $2.029                   82

PHOENIX-ENGEMANN CAPITAL GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.261                $0.935                  997
         From 1/1/01 to 12/31/01                        $1.955                $1.261                  735
         From 1/1/00 to 12/31/00                        $2.409                $1.955                  710
         From 9/3/99* to 12/31/99                       $2.000                $2.409                   92

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.132                $0.795                  525
         From 1/1/01 to 12/31/01                        $1.567                $1.132                  628
         From 8/15/00* to 12/31/00                      $2.000                $1.567                    9

PHOENIX-GOODWIN MONEY MARKET
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.170                $2.171                  856
         From 1/1/01 to 12/31/01                        $2.119                $2.170                  907
         From 1/1/00 to 12/31/00                        $2.025                $2.119                  496
         From 8/30/99* to 12/31/99                      $2.000                $2.025                  339

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.147                $2.330                  439
         From 1/1/01 to 12/31/01                        $2.052                $2.147                  265
         From 4/3/00* to 12/31/00                       $2.000                $2.052                   67


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-HOLLISTER VALUE EQUITY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.271                $1.749                  548
         From 1/1/01 to 12/31/01                        $2.806                $2.271                  724
         From 1/1/00 to 12/31/00                        $2.151                $2.806                   89
         From 12/1/99* to 12/31/99                      $2.000                $2.151                   23

PHOENIX-JANUS FLEXIBLE INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.222                $2.425                  477
         From 1/1/01 to 12/31/01                        $2.100                $2.222                  487
         From 1/1/00 to 12/31/00                        $2.000                $2.100                  233
         From 12/21/99* to 12/31/99                     $2.000                $2.000                   10

PHOENIX-KAYNE LARGE-CAP CORE
=================================================================================================================
         From 9/4/02* to 12/31/02                       $2.000                $1.921                   10

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
=================================================================================================================
         From 9/3/02* to 12/31/02                       $2.000                $2.010                    8

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
=================================================================================================================

PHOENIX-LAZARD SMALL-CAP VALUE
=================================================================================================================
         From 9/3/02* to 12/31/02                       $2.000                $1.947                    8

PHOENIX-LAZARD U.S. MULTI-CAP VALUE
=================================================================================================================
         From 9/3/02* to 12/31/02                       $2.000                $2.000                    8

PHOENIX-LORD ABBETT BOND-DEBENTURE
=================================================================================================================
         From 11/19/02* to 12/31/02                     $2.000                $2.116                    1

PHOENIX-LORD ABBETT LARGE-CAP VALUE
=================================================================================================================
         From 8/28/02* to 12/31/02                      $2.000                $1.974                    3

PHOENIX-LORD ABBETT MID-CAP VALUE
=================================================================================================================
         From 8/28/02* to 12/31/02                      $2.000                $1.990                   10

PHOENIX-MFS INVESTORS GROWTH STOCK (formerly, Phoenix-Janus Growth)
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.358                $0.954                1,191
         From 1/1/01 to 12/31/01                        $1.808                $1.358                1,295
         From 1/1/00 to 12/31/00                        $2.063                $1.808                  374
         From 12/21/99* to 12/31/99                     $2.000                $2.063                   10

PHOENIX-MFS INVESTORS TRUST
=================================================================================================================
         From 2/5/02* to 12/31/02                                             $1.625                   26

PHOENIX-MFS VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.110                $1.793                  389
         From 12/20/01* to 12/31/01                     $2.000                $2.110                   36

PHOENIX-NORTHERN DOW 30 (formerly, Phoenix-Deutsche Dow 30)
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.768                $1.474                  149
         From 1/1/01 to 12/31/01                        $1.906                $1.768                  141
         From 1/21/00* to 12/31/00                      $2.000                $1.906                   84


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (formerly, Phoenix-Deutsche Nasdaq-100 Index(R))
=================================================================================================================
         From 1/1/02 to 12/31/02                        $0.898                $0.553                   58
         From 1/1/01 to 12/31/01                        $1.360                $0.898                  122
         From 10/3/00* to 12/31/00                      $2.000                $1.360                   22

PHOENIX-OAKHURST GROWTH AND INCOME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.859                $1.421                  694
         From 1/1/01 to 12/31/01                        $2.053                $1.859                  809
         From 1/1/00 to 12/31/00                        $2.227                $2.053                  606
         From 10/22/99* to 12/31/99                     $2.000                $2.227                   54

PHOENIX-OAKHURST STRATEGIC ALLOCATION
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.125                $1.854                  774
         From 1/1/01 to 12/31/01                        $2.115                $2.125                  188
         From 1/1/00 to 12/31/00                        $2.130                $2.115                   76
         From 9/3/99* to 12/31/99                       $2.000                $2.130                   27

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.876                $1.583                  141
         From 1/1/01 to 12/31/01                        $2.041                $1.876                   41
         From 12/14/00* to 12/31/00                     $2.000                $2.041                   20

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.670                $2.409                  785
         From 1/1/01 to 12/31/01                        $2.201                $2.670                  693
         From 5/1/00* to 12/31/00                       $2.000                $2.201                  116

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.433                $2.195                  630
         From 1/1/01 to 12/31/01                        $2.130                $2.433                  434
         From 12/14/00* to 12/31/00                     $2.000                $2.130                   20

PHOENIX-SENECA MID-CAP GROWTH
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.850                $1.232                  412
         From 1/1/01 to 12/31/01                        $2.511                $1.850                  401
         From 1/1/00 to 12/31/00                        $2.236                $2.511                  295
         From 12/20/99* to 12/31/99                     $2.000                $2.236                    4

PHOENIX-SENECA STRATEGIC THEME
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.625                $1.042                  330
         From 1/1/01 to 12/31/01                        $2.268                $1.625                  488
         From 1/1/00 to 12/31/00                        $2.596                $2.268                  669
         From 9/3/99* to 12/31/99                       $2.000                $2.596                  134

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
=================================================================================================================
         From 11/11/02* to 12/31/02                     $2.000                $2.006                    2

AIM V.I. CAPITAL APPRECIATION FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.849                $1.380                   17
         From 12/24/01* to 12/31/01                     $2.000                $1.849                    5


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
AIM V.I. PREMIER EQUITY FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.876                $1.291                   80
         From 9/5/01* to 12/31/01                       $2.000                $1.876                   24

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.265                $0.824                  173
         From 1/1/01 to 12/31/01                        $1.525                $1.265                  181
         From 6/6/00* to 12/31/00                       $2.000                $1.525                   36

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.324                $2.500                  842
         From 1/1/01 to 12/31/01                        $2.201                $2.324                  348
         From 1/1/00* to 12/31/00                       $2.000                $2.201                   30

FEDERATED HIGH INCOME BOND FUND II
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.857                $1.857                  132
         From 1/1/01 to 12/31/01                        $1.857                $1.857                   85
         From 4/24/00* to 12/31/00                      $2.000                $1.857                   46

VIP CONTRAFUND(R) PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.612                $1.441                  173
         From 1/1/01 to 12/31/01                        $1.865                $1.612                  125
         From 6/6/00* to 12/31/00                       $2.000                $1.865                   37

VIP GROWTH OPPORTUNITIES PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.430                $1.102                  100
         From 1/1/01 to 12/31/01                        $1.695                $1.430                   81
         From 7/3/00* to 12/31/00                       $2.000                $1.695                   27

VIP GROWTH PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.354                $0.932                  627
         From 1/1/01 to 12/31/01                        $1.669                $1.354                  101
         From 7/3/00* to 12/31/00                       $2.000                $1.669                   66

MUTUAL SHARES SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.402                $2.090                   93
         From 1/1/01 to 12/31/01                        $2.274                $2.402                   75
         From 1/1/00 to 12/31/00                        $2.049                $2.274                   32
         From 1/21/99* to 12/31/99                      $2.000                $2.049                  488

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.279                $1.260                   20
         From 1/1/01 to 12/31/01                        $1.410                $1.279                   34
         From 1/1/00 to 12/31/00                        $2.103                $1.410                   24
         From 12/20/99* to 12/31/99                     $2.000                $2.103                    1

TEMPLETON FOREIGN SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.679                $1.349                  611
         From 1/1/01 to 12/31/01                        $2.026                $1.679                  484
         From 3/14/00* to 12/31/00                      $2.000                $2.026                   30


* Date subaccount began operations.

                                                      SUBACCOUNT                                    UNITS
                                                      UNIT VALUE            SUBACCOUNT        OUTSTANDING AT END
                                                     BEGINNING OF           UNIT VALUE            OF PERIOD
                       SUBACCOUNT                       PERIOD             END OF PERIOD          (THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.726                $1.628                    5
         From 1/1/01 to 12/31/01                        $1.943                $1.726                   26
         From 4/3/00* to 12/31/00                       $2.000                $1.943                   20

TEMPLETON GROWTH SECURITIES FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.127                $1.711                  228
         From 1/1/01 to 12/31/01                        $2.185                $2.127                  218
         From 1/25/00* to 12/31/00                      $2.000                $2.185                   21

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.265                $0.978                   14
         From 1/1/01 to 12/31/01                        $1.702                $1.265                   11
         From 3/16/00* to 12/31/00                      $2.000                $1.702                    5

SCUDDER VIT EQUITY 500 INDEX FUND
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.108                $1.630                    3
         From 12/18/01* to 12/31/01                     $2.000                $2.108                  639

TECHNOLOGY PORTFOLIO
=================================================================================================================
         From 1/1/02 to 12/31/02                        $0.780                $0.393                  440
         From 1/1/01 to 12/31/01                        $1.547                $0.780                  616
         From 1/1/00 to 12/31/00                        $2.052                $1.547                  378
         From 12/21/99* to 12/31/99                     $2.000                $2.052                   10

WANGER FOREIGN FORTY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.106                $1.760                   81
         From 1/1/01 to 12/31/01                        $2.910                $2.106                  102
         From 1/1/00 to 12/31/00                        $2.996                $2.910                   76
         From 11/1/99* to 12/31/99                      $2.000                $2.996                    2

WANGER INTERNATIONAL SMALL CAP
=================================================================================================================
         From 1/1/02 to 12/31/02                        $1.708                $1.452                  253
         From 1/1/01 to 12/31/01                        $2.196                $1.708                  337
         From 1/1/00 to 12/31/00                        $3.089                $2.196                  140
         From 9/16/99* to 12/31/99                      $2.000                $3.089                    7

WANGER TWENTY
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.564                $2.336                   77
         From 1/1/01 to 12/31/01                        $2.382                $2.564                   71
         From 1/1/00 to 12/31/00                        $2.205                $2.382                   56
         From 11/1/99* to 12/31/99                      $2.000                $2.205                    2

WANGER U.S. SMALLER COMPANIES
=================================================================================================================
         From 1/1/02 to 12/31/02                        $2.298                $1.885                  602
         From 1/1/01 to 12/31/01                        $2.091                $2.298                  571
         From 1/1/00 to 12/31/00                        $2.307                $2.091                  212
         From 9/16/99* to 12/31/99                      $2.000                $2.307                    9


* Date subaccount began operations.

                                                                     [VERSION C]
                       PHOENIX SPECTRUM EDGE(SM)
                  PHL VARIABLE ACCUMULATION ACCOUNT

              ISSUED BY: PHL VARIABLE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2003

     This prospectus describes a variable accumulation deferred annuity contract. The contract is designed to provide you with retirement income in the future. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the subaccounts of the PHL Variable Accumulation Account ( "Account"), the Market Value Adjusted Guaranteed Interest Account ("MVA") and the Guaranteed Interest Account ("GIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds.

THE PHOENIX EDGE SERIES FUND
----------------------------
     >  Phoenix-Aberdeen International Series
     >  Phoenix-AIM Mid-Cap Equity Series
     >  Phoenix-Alliance/Bernstein Enhanced Index Series
     >  Phoenix-Alliance/Bernstein Growth + Value Series
     >  Phoenix-Duff & Phelps Real Estate Securities Series
     >  Phoenix-Engemann Capital Growth Series
     >  Phoenix-Engemann Small & Mid-Cap Growth Series
     >  Phoenix-Goodwin Money Market Series
     >  Phoenix-Goodwin Multi-Sector Fixed Income Series
     >  Phoenix-Hollister Value Equity Series
     >  Phoenix-Janus Flexible Income Series
     >  Phoenix-Kayne Large-Cap Core Series
     >  Phoenix-Kayne Small-Cap Quality Value Series
     >  Phoenix-Lazard International Equity Select Series
     >  Phoenix-Lazard Small-Cap Value Series
     >  Phoenix-Lazard U.S. Multi-Cap Series
     >  Phoenix-Lord Abbett Bond-Debenture Series
     >  Phoenix-Lord Abbett Large-Cap Value Series
     >  Phoenix-Lord Abbett Mid-Cap Value Series
     >  Phoenix-MFS Investors Growth Stock Series
     >  Phoenix-MFS Investors Trust Series
     >  Phoenix-MFS Value Series
     >  Phoenix-Northern Dow 30 Series
     >  Phoenix-Northern Nasdaq-100 Index(R)Series
     >  Phoenix-Oakhurst Growth and Income Series
     >  Phoenix-Oakhurst Strategic Allocation Series
     >  Phoenix-Sanford Bernstein Global Value Series
     >  Phoenix-Sanford Bernstein Mid-Cap Value Series
     >  Phoenix-Sanford Bernstein Small-Cap Value Series
     >  Phoenix-Seneca Mid-Cap Growth Series
     >  Phoenix-Seneca Strategic Theme Series
     >  Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
     >  AIM V.I. Capital Appreciation Fund
     >  AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
     >  Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
     >  Federated Fund for U.S. Government Securities II
     >  Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
     >  VIP Contrafund(R) Portfolio
     >  VIP Growth Opportunities Portfolio
     >  VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
     >  Mutual Shares Securities Fund
     >  Templeton Foreign Securities Fund
     >  Templeton Growth Securities Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------
     >  Scudder VIT EAFE(R) Equity Index Fund
     >  Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
     >  Technology Portfolio

WANGER ADVISORS TRUST
---------------------
     >  Wanger Foreign Forty
     >  Wanger International Small Cap
     >  Wanger Twenty
     >  Wanger U.S. Smaller Companies


    The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal.

    The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.


    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 2003, has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. A table of contents for the SAI appears on the last page of this prospectus.

IF YOU HAVE ANY QUESTIONS,
PLEASE CONTACT:            [GRAPHIC OF LETTER]    PHL VARIABLE INSURANCE COMPANY
                                                  Annuity Operations Division
                                                  PO Box 8027
                                                  Boston, MA 02266-8027
                           [GRAPHIC OF TELEPHONE] TEL. 800/541-0171

                               TABLE OF CONTENTS


Heading                                                       Page
------------------------------------------------------------------
SUMMARY OF EXPENSES.......................................       3
   Expense Examples.......................................       4
   Annual Fund Expenses...................................       5
CONTRACT SUMMARY..........................................       7
FINANCIAL HIGHLIGHTS......................................       8
PERFORMANCE HISTORY.......................................       8
THE VARIABLE ACCUMULATION ANNUITY.........................       8
PHL VARIABLE AND THE ACCOUNT .............................       9
INVESTMENTS OF THE ACCOUNT................................       9
   Participating Investment Funds.........................       9
   Investment Advisors and Subadvisors....................       9
GIA.......................................................      10
MVA  .....................................................      10
PURCHASE OF CONTRACTS.....................................      10
DEDUCTIONS AND CHARGES....................................      11
   Deductions from the Separate Account...................      11
   Reduced Charges, Credits and Bonus Guaranteed
      Interest Rates......................................      12
   Market Value Adjustment................................      12
   Other Charges..........................................      12
THE ACCUMULATION PERIOD...................................      12
   Accumulation Units.....................................      12
   Accumulation Unit Values...............................      12
   Transfers .............................................      12

   Optional Programs and Riders...........................      13

   Surrender of Contract; Partial Withdrawals.............      15
   Contract Termination...................................      16
   Payment Upon Death Before Maturity Date ...............      16
THE ANNUITY PERIOD........................................      18
   Annuity Payments.......................................      18
   Annuity Payment Options ...............................      18
   Other Options and Rates................................      20
   Other Conditions.......................................      20
   Payment Upon Death After Maturity......................      20
VARIABLE ACCOUNT VALUATION PROCEDURES.....................      20
   Valuation Date.........................................      20
   Valuation Period.......................................      20
   Accumulation Unit Value................................      21
   Net Investment Factor..................................      21
MISCELLANEOUS PROVISIONS..................................      21
   Assignment.............................................      21
   Payment Deferral.......................................      21
   Free Look Period.......................................      21
   Amendments to Contracts................................      21
   Substitution of Fund Shares............................      21
   Ownership of the Contract..............................      22
FEDERAL INCOME TAXES......................................      22
   Introduction...........................................      22
   Income Tax Status......................................      22
   Taxation of Annuities in General--Nonqualified Plans....     22
   Additional Considerations..............................      23
   Diversification Standards .............................      24
   Taxation of Annuities in General--Qualified Plans.......     25
   Seek Tax Advice........................................      27
SALES OF VARIABLE ACCUMULATION CONTRACTS..................      28
STATE REGULATION..........................................      28
REPORTS...................................................      28
VOTING RIGHTS.............................................      28
TEXAS OPTIONAL RETIREMENT PROGRAM.........................      29
LEGAL MATTERS.............................................      29
SAI  .....................................................      29
APPENDIX A--INVESTMENT OPTIONS............................     A-1
APPENDIX B--GLOSSARY OF SPECIAL TERMS.....................     B-1
APPENDIX C--DEDUCTIONS FOR PREMIUM TAXES..................     C-1
APPENDIX D--FINANCIAL HIGHLIGHTS..........................     D-1

 SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
    The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Deferred Surrender Charge (as a percentage of amount surrendered:

      Age of Premium Payment in Complete Years 0.....    7%
      Age of Premium Payment in Complete Years 1.....    6%
      Age of Premium Payment in Complete Years 2.....    5%
      Age of Premium Payment in Complete Years 3.....    4%
      Age of Premium Payment in Complete Years 4.....    3%
      Age of Premium Payment in Complete Years 5.....    2%
      Age of Premium Payment in Complete Years 6.....    1%
      Age of Premium Payment thereafter...............   None

Transfer Charge(1)
   Current ...........................................   None
   Maximum............................................   $20

These tables describe the fees and expenses that you will pay at the time that you purchase the contract, surrender the contract or transfer value between the subaccounts. State premium taxes may also be deducted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE

    Maximum(2)........................................     $35

GUARANTEED MINIMUM INCOME BENEFIT
RIDER (GMIB) FEE 3 (as a percentage of the
guaranteed annuitization value).......................     .40%

ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average account value)

    DEATH BENEFIT OPTION 1 - RETURN OF PREMIUM
    ------------------------------------------
    Mortality and Expense Risk Fee....................    .975%
    Daily Administrative Fee..........................    .125%
    Total Annual Separate Account Expenses............   1.100%

    DEATH BENEFIT OPTION 2 - ANNUAL STEP-UP
    ---------------------------------------
    Mortality and Expense Risk Fee....................   1.125%
    Daily Administrative Fee..........................    .125%

    Total Annual Separate Account Expenses............   1.250%

    DEATH BENEFIT OPTION 3 - RELIEF AMOUNT(4)
    -----------------------------------------
    Mortality and Expense Risk Fee....................   1.275%
    Daily Administrative Fee..........................    .125%
    Total Annual Separate Account Expenses............   1.400%

These tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

                                       Minimum      Maximum

    Total Annual Fund Operating
    Expenses (expenses that are
    deducted from the fund assets
    include management fees,
    12b-1 fees and other expenses)....  0.32%        22.60


This table shows the minimum and maximum total operating expenses for the year ended 12/31/02, charged by the fund companies that you may pay periodically during the time that you own the contract. More detail concerning the funds' fees and total and net fund operating expenses can be found after the Expense Examples and are contained in the fund prospectuses.

--------------------------------------------------------------------------------
(1) We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year.
(2) This charge is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options.
(3) The Guaranteed Minimum Income Benefit Rider is an optional rider. The fee for this rider will be deducted annually on the contract anniversary, only if the rider is selected.
(4) This death benefit option is currently available only with nonqualified plans and is subject to state approval.

EXPENSE EXAMPLES

If you surrender your contract at the end of the applicable time period, your maximum costs would be:


    DEATH BENEFIT OPTION 1
1 Year       3 Years      5 Years       10 Years
$2,826       $5,847       $7,752        $10,043

    DEATH BENEFIT OPTION 2
1 Year       3 Years      5 Years       10 Years
$2,837       $5,867       $7,770        $10,043

    DEATH BENEFIT OPTION 3
1 Year       3 Years      5 Years       10 Years
$2,849       $5,887       $7,788        $10,043

If you annuitize your contract at the end of the applicable time period, your maximum costs would be:

    DEATH BENEFIT OPTION 1
1 Year       3 Years      5 Years       10 Years
$2,826       $5,847       $7,482        $10,043

    DEATH BENEFIT OPTION 2
1 Year       3 Years      5 Years       10 Years
$2,837        $5,867       $7,500       $10,043

    DEATH BENEFIT OPTION 3
1 Year       3 Years      5 Years       10 Years
$2,849       $5,887       $7,518        $10,043

If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

    DEATH BENEFIT OPTION 1
1 Year       3 Years      5 Years       10 Years
$2,196       $5,397       $7,482        $10,043

    DEATH BENEFIT OPTION 2
1 Year       3 Years      5 Years       10 Years
$2,207       $5,417       $7,500        $10,043

    DEATH BENEFIT OPTION 3
1 Year       3 Years      5 Years       10 Years
$2,219       $5,437       $7,518        $10,043


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and the maximum fund fees and expenses that were charged for the year ended 12/31/02.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Your actual costs may be higher or lower based on these assumptions.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)


------------------------------------------------------------------------------------------------------------------------------
                                               Investment Management      Rule       Other Operating       Total Annual Fund
                     Series                            Fees            12b-1 Fees        Expenses               Expenses
------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                        0.75%               N/A            0.30%(5)                 1.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                            0.85%               N/A            2.58%(3)                 3.43%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index             0.45%               N/A            0.28%(2)                 0.73%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value             0.85%               N/A            2.91%(3)                 3.76%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities          0.75%               N/A            0.37%(4)                 1.12%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                       0.65%               N/A            0.10%(3)                 0.75%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth               0.90%               N/A            1.32%(4)                 2.22%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                          0.40%               N/A            0.16%(3)                 0.56%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income             0.50%               N/A            0.19%(3)                 0.69%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                        0.70%               N/A            0.31%(3)                 1.01%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                         0.80%               N/A            0.54%(3)                 1.34%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core(6)                       0.70%               N/A           13.62%(1)                14.32%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value(6)              0.90%               N/A           21.70%(1)                22.60%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select(6)         0.90%               N/A            9.36%(1)                10.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value(6)                     0.90%               N/A            5.26%(1)                 6.16%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap(6)                      0.80%               N/A            7.34%(1)                 8.14%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture(6)                 0.75%               N/A            6.28%(1)                 7.03%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value(6)                0.75%               N/A            8.51%(1)                 9.26%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value(6)                  0.85%               N/A            9.20%(1)                10.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                    0.75%               N/A            0.23%(3)                 0.98%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                           0.75%               N/A            4.73%(3)                 5.48%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                     0.75%               N/A            1.84%(3)                 2.59%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                               0.35%               N/A            0.76%(3)                 1.11%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                  0.35%               N/A            2.37%(3)                 2.72%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                    0.70%               N/A            0.25%(3)                 0.95%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                 0.58%               N/A            0.12%(3)                 0.70%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                0.90%               N/A            1.67%(3)                 2.57%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value               1.05%               N/A            0.35%(3)                 1.40%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value             1.05%               N/A            0.59%(3)                 1.64%(7)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                         0.80%               N/A            0.34%(4)                 1.14%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                        0.75%               N/A            0.25%(4)                 1.00%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth        0.85%               N/A            8.48%(1)                 9.33%(7)
------------------------------------------------------------------------------------------------------------------------------

   1 The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .15% of the series' average net assets.
   2 The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .20% of the series' average net assets.
   3 The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .25% of the series' average net assets.
   4 The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .35% of the series' average net assets.
   5 The advisor voluntarily agrees to reimburse this series' for other operating expenses that exceed .40% of the series' average net assets.
   6 This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
   7 The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


                                                 Reimbursements    Net Annual Fund
Series                                              & Waivers         Expenses
------                                           --------------    ---------------
Phoenix-AIM Mid-Cap Equity                            (2.33%)           1.10%
Phoenix-Alliance/Bernstein Enhanced Index             (0.08%)           1.60%
Phoenix-Alliance/Bernstein Growth + Value             (2.66%)           1.10%
Phoenix-Duff & Phelps Real Estate Securities          (0.02%)           1.10%
Phoenix-Engemann Small & Mid-Cap Growth               (0.97%)           1.25%
Phoenix-Hollister Value Equity                        (0.06%)           0.95%
Phoenix-Janus Flexible Income                         (0.29%)           1.05%
Phoenix-Kayne Large-Cap Core                         (13.47%)           0.85%
Phoenix-Kayne Small-Cap Quality Value                (21.55%)           1.05%
Phoenix-Lazard International Equity Select            (9.21%)           1.05%
Phoenix-Lazard Small-Cap Value                        (5.11%)           1.05%
Phoenix-Lazard U.S. Multi-Cap                         (7.19%)           0.95%
Phoenix-Lord Abbett Bond-Debenture                    (6.13%)           0.90%
Phoenix-Lord Abbett Large-Cap Value                   (8.36%)           0.90%
Phoenix-Lord Abbett Mid-Cap Value                     (9.05%)           1.00%
Phoenix-MFS Investors Trust                           (4.48%)           1.00%
Phoenix-MFS Value                                     (1.59%)           1.00%
Phoenix-Northern Dow 30                               (0.51%)           0.60%
Phoenix-Northern Nasdaq-100 Index(R)                  (2.12%)           0.60%
Phoenix-Sanford Bernstein Global Value                (1.42%)           1.15%
Phoenix-Sanford Bernstein Mid-Cap Value               (0.10%)           1.30%
Phoenix-Sanford Bernstein Small-Cap Value             (0.34%)           1.30%
Phoenix-State Street Research Small-Cap Growth        (8.33%)           1.00%

 (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

                                                                 Rule                                              Net Annual Fund
                                                  Investment   12b-1 or     Other                                   Expenses After
                                                  Management   Service    Operating  Total Annual  Reimbursements   Reimbursements
                     Series                           Fee        Fees     Expenses   Fund Expenses    & Waivers        & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A       0.24%        0.85%         (0.00%)           0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A       0.24%        0.85%         (0.00%)           0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A       0.11%        0.96%         (0.00%)           0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      0.25%(1)    0.12%        0.97%            --               --(9)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares  0.60%      0.25%(1)    0.17%        1.02%            --               --(9)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE
   CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio(2)                        0.58%      0.10%       0.10%        0.78%            --               --(9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio(2)                0.58%      0.10%       0.12%        0.80%            --               --(9)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio(2)                              0.58%      0.10%       0.09%        0.77%            --               --(9)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%(3)   0.25%       0.21%        1.06%         (0.01%)           1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.70%(3)   0.25%       0.20%        1.15%         (0.02%)           1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund(4)                  0.81%      0.25%       0.06%        1.12%         (0.00%)           1.12%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund(5)              0.45%        N/A       0.47%        0.92%         (0.27%)           0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund(6)                 0.20%        N/A       0.12%        0.32%         (0.02%)           0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS
   I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(7)                              0.80%        N/A       0.49%        1.29%            --               --9
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty(8)                              1.00%        N/A       0.55%        1.55%         (0.10%)           1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.24%        N/A       0.23%        1.47%         (0.00%)           1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        0.95%        N/A       0.23%        1.18%         (0.00%)           1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.94%        N/A       0.11%        1.05%         (0.00%)           1.05%
----------------------------------------------------------------------------------------------------------------------------------

(1) The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund and .68% for the Templeton Foreign Securities Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.


Series                                                       Reimbursements & Waivers       Net Annual Fund Expenses
------                                                       ------------------------       ------------------------
Federated Fund for U.S. Government Securities II                      (0.25%)                        0.72%
Federated High Income Bond Fund II - Primary Shares                   (0.25%)                        0.77%
VIP Contrafund(R)Portfolio                                            (0.04%)                        0.74%
VIP Growth Opportunities Portfolio                                    (0.03%)                        0.77%
VIP Growth Portfolio                                                  (0.06%)                        0.71%
Technology Portfolio                                                  (0.14%)                        1.15%

  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

--------------------------------------------------------------------------------

 CONTRACT SUMMARY

--------------------------------------------------------------------------------
    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions within this prospectus and the provisions of the contract, the contract provisions will prevail.

    Please refer to the "Glossary of Special Terms" in Appendix B.

OVERVIEW

    The contract offers a dynamic idea in retirement planning. It's designed to give you maximum flexibility in obtaining your investment goals. The contract is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should note that, generally, they would not benefit from the tax deferral provided by an annuity contract and should not consider the contract for its tax treatment, but for its investment and annuity benefits. For more information, see "Purchase of Contracts."

    The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds, while investments in the GIA or MVA provide guaranteed interest earnings subject to certain conditions. For more information, see "Investments of the Account," "GIA" and "MVA."

    You also select a death benefit option that is suitable to your financial objectives. The death benefit options differ in how the death benefit is calculated and in the amount of the mortality and expense risk fee. Certain age restrictions may apply to each death benefit option. For more information, see "The Accumulation Period--Payment Upon Death Before the Maturity Date" and "Taxation of Annuities in General--Nonqualified Plans" and "Taxation of Annuities in General--Qualified Plans."

INVESTMENT FEATURES

FLEXIBLE PREMIUM PAYMENTS

> Other than the minimum initial payment, there are no required premium payments.

>   You may make premium payments anytime until the maturity date.

>   You can vary the amount and frequency of your premium payments.

MINIMUM PREMIUM PAYMENT

> Generally, the minimum initial premium payment is $2,000 for a qualified plan and $5,000 for nonqualified plans. For more information, see "Purchase of Contracts."

ALLOCATION OF PREMIUMS AND CONTRACT VALUE

> Premium payments are invested in one or more of the subaccounts, GIA and the MVA.

> Transfers between the subaccounts and from the subaccounts into the GIA and MVA can be made anytime. Transfers from the GIA are subject to rules discussed in the section, "GIA" and in "The Accumulation Period--Transfers."

> Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. See the MVA prospectus.

> The contract value allocated to the subaccounts varies with the investment performance of the funds and is not guaranteed.


> The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulated at rates we set. For contracts issued prior to March 31, 2003, the Minimum Guaranteed Interest Rate is equal to 3%. For contracts issued on or after March 31, 2003, and subject to state insurance department approval, the Minimum Guaranteed Interest Rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1.5% and 3%).

> For contracts issued on or after March 31, 2003, payments and transfers to the GIA are subject to the Maximum GIA Percentage.


WITHDRAWALS

> You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge, market value adjustment and premium tax.

> Each year you may withdraw part of your contract value free of any surrender charges. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary. For more information, see "Deductions and Charges--Surrender Charges."

> Withdrawals may be subject to a 10% penalty tax. For more information, see "Federal Income Taxes--Penalty Tax on Certain Surrenders and Withdrawals."

DEDUCTIONS AND CHARGES

FROM THE CONTRACT VALUE

>   No deductions are made from premium payments.

> A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time.

>   If we impose a surrender charge, it is deducted from amounts withdrawn.

> No surrender charges are taken upon the death of the owner before the maturity date.

> A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited:

---------------------------------------------------------------
Percent                 7%   6%   5%   4%   3%   2%   1%   0%
---------------------------------------------------------------
Complete Premium        0    1    2    3    4     5   6    7+
Payment Years
---------------------------------------------------------------

>   Administrative Charge--maximum of $35 each year.

FROM THE ACCOUNT

> Mortality and expense risk fee--varies based on the death benefit option selected. For more information, see "Charges for Mortality and Expense Risks."

> The daily administrative fee--0.125% annually. For more information, see "Charges for Administrative Services."

OTHER CHARGES OR DEDUCTIONS


> Premium Taxes--taken from the contract value upon premium payments or annuitization.



    o PHL Variable will reimburse itself for such taxes upon the remittance to the applicable state. For more information, see "Premium Tax" and Appendix C.


    For more information, see "Deductions and Charges."

    In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

DEATH BENEFIT

    The death benefit is calculated differently for each death benefit option and the amount varies based on the option selected.

DEATH BENEFIT OPTIONS

    The contract offers three death benefit options. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation, the amount of the mortality and expense risk fee. Age restrictions apply to certain death benefit options.

    For more information, see "The Accumulation Period--Payment Upon Death Before Maturity Date."

ADDITIONAL INFORMATION

FREE LOOK PERIOD

    You have the right to review and return the contract. If for any reason you are not satisfied, you may return it within 10 days (or later, if applicable state law requires) after you receive it and cancel the contract. You will receive in cash the contract value. However, if applicable state law requires, we will return the original premium payments paid less any withdrawals.

    For more information, see "Free Look Period."

TERMINATION

    If on any valuation date the total contract value equals zero, the contract will immediately terminate without value.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    Financial highlights give the historical value for a single unit of each of the available subaccounts and the number of units outstanding at the end of each of the past ten years, or since the subaccount began operations, if less. These tables are highlights only. More information is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.


    There are different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix D.



--------------------------------------------------------------------------------
PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of investment management fees, daily administrative fees, annual contract fees, mortality and expense risk fees, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 year and 5 years, respectively. See the SAI for more information.

THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------
    The individual deferred variable accumulation annuity contract (the "contract") issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the owner under a contract who bears the risk of investment gain or loss rather than PHL Variable. To the extent that premium payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the subaccounts. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Account or the GIA and monthly annuity payments will vary in accordance with the investment experience of the investment options selected. However, a fixed annuity may be elected, in which case PHL Variable will guarantee specified monthly annuity payments.

    You select the investment objective of your contract on a continuing basis by directing the allocation of premium payments and the reallocation of the contract value among the subaccounts, GIA or MVA.

PHL VARIABLE AND THE ACCOUNT
--------------------------------------------------------------------------------
    We are PHL Variable Insurance Company, a Connecticut stock life insurance company. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

    We are an indirect, wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company. As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation.

    Our executive office is located at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.

    On December 7, 1994, we established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Account or of PHL Variable.


    Under Connecticut law, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Account may not be used to pay liabilities arising out of any other business that we may conduct. Obligations under the contracts are obligations of PHL Variable Insurance Company.

    Contributions to the GIA and MVA are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more information, see "GIA."


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------


PARTICIPATING INVESTMENT FUNDS
>   The Phoenix Edge Series Fund
>   AIM Variable Insurance Funds
>   The Alger American Fund
>   Federated Insurance Series
>   Fidelity(R) Variable Insurance Products
>   Franklin Templeton Variable Insurance Products Trust
>   Scudder Investment VIT Funds
>   The Universal Institutional Funds, Inc.
>   Wanger Advisors Trust

    For additional information concerning the available investment options, please see Appendix A.

    Each investment option is subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing to our Annuity Operations Division or calling us at the address or telephone number provided on the first page of this prospectus.

    The shares of the funds are not directly offered to the public. Shares of the funds are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by PHL Variable, Phoenix, and Phoenix Life and Annuity Company ("PLAC"). Shares of the funds may be offered to separate accounts of other insurance companies.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. Currently, we do not foresee any such differences or disadvantages at this time. However, we intend to monitor for any material conflicts and will determine what action, if any should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the fund or shares of another fund may be substituted.

INVESTMENT ADVISORS AND SUBADVISORS

    For a complete list of advisors and subadvisors, please see Appendix A.

SERVICES OF THE ADVISORS


    The advisors and subadvisor continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.

GIA
--------------------------------------------------------------------------------
    In addition to the Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

>   Year One:       25% of the total value
>   Year Two:       33% of remaining value
>   Year Three:     50% of remaining value
>   Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.


    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA RESTRICTIONS

    For contracts issued on or after March 31, 2003, contracts will be subject to a Maximum GIA Percentage contained in the contract that restricts investments in the GIA. The Maximum GIA Percentage will never be less than 5%. No more than the Maximum GIA Percentage of each premium payment may be allocated to the GIA. We will not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of contract value. These restrictions are subject to state insurance department approval.


MVA
-------------------------------------------------------------------------------
    The MVA is an account that pays interest at a guaranteed rate if amounts allocated to the MVA are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period, a market value adjustment will be made. Assets allocated to the MVA are not part of the assets allocated to the Account or to PHL Variable's general account. The availability of the MVA is subject to state approval. The MVA is more fully described in a separate prospectus that should be read carefully before investing.

PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------
    Generally, we require minimum initial premium payments of:

>   Nonqualified plans--$5,000

>   Bank draft program--$50

    o You may authorize your bank to draw $50 or more from your personal checking account monthly to purchase units in any available subaccount or for deposit in the GIA or MVA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial premium payment is $50. Each subsequent premium payment under a contract must be at least $50.

>   Qualified plans--$2,000

    We require minimum subsequent premium payments of $100.

    Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total premium payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, premium payments may be made anytime before the maturity date of a contract.


    Premium payments received under the contract will be allocated in any combination to any subaccount, GIA or MVA in the proportion you elect or as otherwise changed by you from time to time. Changes in the allocation of premium payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any premium payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

    In certain circumstances we may reduce the minimum initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:


  (1) the make-up and size of the prospective group;
  (2) the method and frequency of premium payments; and
  (3) the amount of compensation to be paid to registered representatives on each premium payment.


    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.


    For contract issued on or after March 31, 2003, payments to the GIA are subject to the Maximum GIA Percentage.


DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------
DEDUCTIONS FROM THE SEPARATE ACCOUNT

PREMIUM TAX


    Whether or not a premium tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, our status within those states and the insurance tax laws of those states. Premium taxes on contracts currently range from 0% to 3.5%. We will pay any premium tax due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and premium taxes, see "Appendix C."


SURRENDER CHARGES
    A surrender charge may apply to partial withdrawals or a full surrender of the contract. The amount of a surrender charge depends on the period of time your premium payments are held under the contract. The surrender charge schedule is shown in the chart below. Surrender charges are waived on the free withdrawal amount, death benefits and annuitization after one year. Also, no surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see "Annuity Payment Options." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

    The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the contract value. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary.

    The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, are as follows:

--------------------------------------------------------------
Percent                 7%   6%   5%   4%   3%   2%   1%   0%
--------------------------------------------------------------
Complete Premium        0    1    2    3    4    5    6    7+
Payment Years
--------------------------------------------------------------

    Surrender charges imposed in connection with partial withdrawals will be deducted from the subaccounts, GIA and MVA on a pro rata basis. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK FEE

    We make a daily deduction from each subaccount for the mortality and expense risk fee. The charge is assessed against the daily net assets of the subaccounts and varies based on the death benefit option you selected. The charge under each death benefit option is equal to the following percentages on an annual basis:

------------------------------------------------------------
   DEATH BENEFIT       DEATH BENEFIT      DEATH BENEFIT
 OPTION 1 - RETURN   OPTION 2 - ANNUAL  OPTION 3 - RELIEF
     OF PREMIUM           STEP-UP             AMOUNT
------------------------------------------------------------
       .975%              1.125%              1.275%
------------------------------------------------------------

    Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

    In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.


    No mortality and expense risk fee is deducted from the GIA or MVA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.


    We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

DAILY ADMINISTRATIVE FEE

    We make a daily deduction from the contract value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the subaccounts. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described below. (This fee is not deducted from the GIA or MVA.)

ANNUAL ADMINISTRATIVE CHARGE

    We deduct an annual administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

    The maximum annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the subaccounts, GIA or MVA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

REDUCED CHARGES, CREDITS AND BONUS GUARANTEED INTEREST RATES

    We may reduce or eliminate the mortality and expense risk fee and the surrender or annual administrative charge, credit additional amounts, or grant bonus Guaranteed Interest Rates when sales of the contracts are made to certain individuals or groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of anticipated premium payments;

(3) whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.



    Any reduction or elimination of surrender or administrative charge, credit of additional amounts or bonus Guaranteed Interest Rates will not unfairly discriminate against any person. We will make any reduction or credit according to our own rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.



MARKET VALUE ADJUSTMENT

    Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.

OTHER CHARGES


    As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses and in the "Summary of Expenses" section of this prospectus.


THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

    The accumulation period is that time before annuity payments begin during which your premium payments into the contract remain invested.

ACCUMULATION UNITS


    Your initial premium payment will be applied within two days of receipt at our Annuity Operations Division if the application or order form for a contract is complete. If an incomplete application or order form is completed within five business days of receipt by our Annuity Operations Division, your premium payment will be applied within two days. If our Annuity Operations Division does not accept the application or order form within five business days of receipt by our Annuity Operations Division, then your premium payment will be immediately returned unless you request us to hold it while the application or order form is completed. Additional premium payments allocated to the GIA or MVA are deposited on the date of receipt of the premium payment at our Annuity Operations Division. Additional premium payments allocated to subaccounts are used to purchase accumulation units of the subaccount(s), at the value of such units next determined after our Annuity Operations Division. The number of accumulation units of a subaccount purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that subaccount next determined after receipt of the premium payment. The value of the accumulation units of a subaccount will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the subaccount.


ACCUMULATION UNIT VALUES


    On any date before the maturity date of the contract, the total value of the accumulation units in a subaccount can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each subaccount and their current value will be reported to you at least annually.


TRANSFERS

    You may at anytime prior to the maturity date of your contract, elect to transfer all or any part of the contract value among one or more subaccounts, the GIA or MVA. A transfer from a subaccount will result in the redemption of accumulation units and, if another subaccount is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of written notice of election in a form satisfactory to us. A transfer among subaccounts, the GIA or MVA does not automatically change the premium payment allocation schedule of your contract.

    You may also request transfers and changes in premium payment allocations among available subaccounts, the GIA or MVA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange and allocation change privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.

    Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greatest of $1,000 or 25% of the contract value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.


    No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs. Currently, 12 transfers are permitted from the subaccounts and 1 transfer from the GIA; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA." See the MVA prospectus for information regarding transfers from the MVA.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.


    For contracts issued on or after March 31, 2003, transfers to the GIA are not permitted during the first contract year. After the first Contract Year, a transfer into the GIA will not be permitted if such transfer would cause the percentage of the Contract Value in the GIA to exceed the Maximum GIA Percentage shown on the schedule page.

OPTIONAL PROGRAMS AND RIDERS


DOLLAR COST AVERAGING PROGRAM


    You also may elect to transfer funds automatically among the subaccounts or GIA on a monthly, quarterly, semiannual or annual basis under the Dollar Cost Averaging Program. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the subaccount from which funds will be transferred (sending subaccount), and if the value in that subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending subaccount or from the GIA but may be allocated to multiple receiving subaccounts. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. This program is not available for the MVA.

    Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.


    All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or while the Asset Rebalancing Program is in effect.


    The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.



    For contracts issued on or after March 31, 2003, transfers to the GIA under the Dollar Cost Averaging Program are subject to the Maximum GIA Percentage.

    We may at different times offer an Enhanced Dollar Cost Averaging Program. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium allocated to the GIA for transfer out to the subaccounts under an Enhanced Dollar Cost Averaging Program can only be transferred to the subaccounts and will not be subject to the Maximum GIA Percentage.


ASSET REBALANCING PROGRAM

    Under the Asset Rebalancing Program, we transfer funds among the subaccounts to maintain the percentage allocation you have selected among these subaccounts. At your election, we will make these transfers on a monthly, quarterly, semi-annual or annual basis.

    Asset Rebalancing does not permit transfers to or from the GIA or the MVA.

    The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.

SYSTEMATIC WITHDRAWAL PROGRAM

    Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program.

    The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.


    You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date.

INTEREST INVESTMENT PROGRAM

    We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the subaccounts under the separate account.

    You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

    You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

    Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

    The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

    The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.


GUARANTEED MINIMUM INCOME BENEFIT RIDER ("GMIB")

    This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

    The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract ("rider date") or the contract anniversary following the oldest annuitant's 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the oldest annuitant's 90th birthday.

GUARANTEED ANNUITIZATION VALUE

    On and before the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

    B= the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

    C= the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

    D=   any tax that may be due.

    After the contract anniversary following the older annuitant's 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

    A= the guaranteed annuitization value on the contract anniversary following the older annuitant's 85th birthday.

    B= the sum of premium payments made after the contract anniversary following the older annuitant's 85th birthday.

    C= the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 85th birthday.

    D=   any tax that may be due.

GUARANTEED ANNUITIZATION VALUE REDUCTION

    A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

EFFECTIVE ANNUAL RATE

    On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

    After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1. each date we process a premium payment.
2. each date we process a transfer.
3. each date we process a withdrawal.

    Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1. each date we process a premium payment.
2. each date we process a transfer.
3. each date we process a withdrawal.
4. each contract anniversary.

RIDER FEE


    The fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. We will deduct the rider fee on each contract anniversary that this rider is in effect and upon full surrender of the contract. The rider fee will be deducted from the total contract value with each subaccount, GIA and MVA, if available, bearing a pro rata share of such fee based on the proportionate contract value of each subaccount, GIA and MVA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value.


TERMINATION OF THIS RIDER

    This rider will terminate on the first of any of the following events to occur:

1. the 30th day after the last contract anniversary that occurs after the oldest annuitant's 90th birthday;
2.  the termination of the contract to which this rider is attached;
3. the date a death benefit becomes payable under the contract to which this rider is attached;
4. the date annuity payments commence under the contract to which this rider is attached; and
5. the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB ANNUITY PAYMENT OPTIONS

    Under this rider, you may only elect one of the following annuity payment options:

    GMIB OPTION A - LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

    GMIB OPTION B - NON-REFUND LIFE ANNUITY: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

    GMIB OPTION D - JOINT AND SURVIVORSHIP LIFE ANNUITY: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

    GMIB OPTION F - JOINT AND SURVIVORSHIP LIFE ANNUITY WITH 10-YEAR PERIOD
CERTAIN: in addition to other applicable restrictions, a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

--------------------------------------------------------------------------------
                    IMPORTANT INFORMATION REGARDING THE GMIB

    While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

> The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

> The minimum monthly fixed annuity payment amount provided by the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than the contract value.

>   The GMIB is irrevocable once elected.

> You may not change any annuitant or joint annuitant while the GMIB is in effect.

> The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

> You should consult with a qualified financial advisor if you are considering the GMIB.

> The GMIB is only available if approved in your state and if we offer it for use with the contract.
--------------------------------------------------------------------------------

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS


    If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes."

    The appropriate number of accumulation units of a subaccount will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Payment Deferral." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans--Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

    Requests for partial withdrawals or full surrenders should be mailed to our Annuity Operations Division.


CONTRACT TERMINATION

    The contract will terminate without value, if on any valuation the contract value is zero. PHL Variable will notify you in writing that the contract has terminated.

PAYMENT UPON DEATH BEFORE MATURITY DATE

WHEN IS THE DEATH BENEFIT PAYABLE?

    A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

WHO RECEIVES PAYMENT?

>   DEATH OF AN OWNER
    If the owner dies before the contract maturity date, the death benefit will be paid to the beneficiary.

>   DEATH OF AN OWNER - MULTIPLE OWNERS
    If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

>   DEATH OF AN ANNUITANT WHO IS NOT THE OWNER


    If the owner and the annuitant are not the same individual and the annuitant dies prior to the maturity date, the owner becomes the annuitant, unless the owner appoints a new annuitant. If a joint annuitant dies prior to the maturity date, the owner may appoint a new joint annuitant. The death of the annuitant or joint annuitant will not cause the death benefit to be paid.

>   SPOUSAL BENEFICIARY CONTRACT CONTINUANCE


    If the spouse of a deceased owner, as designated beneficiary, is entitled to receive all or some portion of the death benefit amount, the spouse may elect to continue the contract as the new owner. This election is only allowed prior to the maturity date and can be elected only one time. When the spouse elects to continue the contract, the death benefit amount that the spouse is entitled to receive will become the new contract value for the continued contract and the current death benefit option will remain in effect.

>   OWNERSHIP OF THE CONTRACT BY A NON-NATURAL PERSON
    If the owner is not an individual, and the primary annuitant dies before the maturity date, we will pay the death benefit to the owner.

WHAT IS THE DEATH BENEFIT AMOUNT?

    The owner shall elect any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply.

>   DEATH BENEFIT OPTION 1--RETURN OF PREMIUM

    Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

        a) the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or
        b) the contract value on the claim date.

>   DEATH BENEFIT OPTION 2--ANNUAL STEP-UP

    This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

    Upon the death of the owner who has not attained age 80, the death benefit is the greater of:

        a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
        b) the contract value on the claim date; or
        c) the annual step-up amount (as defined below).

    Upon the death of the owner who has attained age 80, the death benefit is the greater of:

        a) the death benefit in effect at the end of the contract year prior to the owner turning age 80, plus the sum of all premium payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner reaching age 80; or
        b) the contract value on the claim date.

    If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse's attained age. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

    Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the withdrawal date.

    Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of premium payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the contract value.

>   DEATH BENEFIT OPTION 3--RELIEF AMOUNT

    The availability of this option is subject to state approval.

    This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. This option is available only for owners less than age 76.

    Upon the death of the owner who has not attained age 70 on the contract date, the death benefit is the greater of:

        a) the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or
        b) the contract value on the claim date plus 40% of the relief amount (as defined below).

    Upon death of the owner who has attained age 70, but is less than 76 on the contract date, the death benefit is the greater of:


        a) the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or
        b) the contract value on the claim date plus 25% of the relief amount (as defined below).


    If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 3, we will calculate the death benefit using the surviving spouse's attained age as of the date we continue the contract.

    ACCUMULATION ENHANCEMENT

    Death Benefit Option 3 includes an accumulation enhancement. This enhancement provides monetary assistance during confinement in an assisted care living facility or nursing home if the following conditions are met:

    o 120 consecutive days of confinement prior to the maturity date, after the first contract year; and the 120 days must occur prior to age 91.

    The enhancement provides:

    o that we will pay 40% of the relief amount (if the owner has not attained age 70 on the contract date) or 25% of the relief amount (if the owner is between the ages of 70-75 on the contract date);

    o that the amount we pay under this enhancement will not be paid in a lump sum but will be credited to the contract value over a period of 50 months, in the amount of 2% per month, while the owner is alive;

    o that even if the owner is dismissed from the facility/ nursing home prior to the 50 months expiring, we will continue to increase the contract value for 50 months;

    o that the maximum amount we will pay under this enhancement (and all similar enhancements issued by us or an affiliated company) for the owner is $750,000; and

    o this benefit is separate from the relief amount that is calculated at death.

    The monthly benefit payments will be added to the contract value according to the current allocation schedule on file. The owner can remove the payments from the contract value via partial withdrawals and surrender charges will be waived.

    Relief Amount: the relief amount is equal to the contract value less modified premium payments not to exceed the following maximum amount:

    o When the age of the eldest owner on the contract date is less than 70, the maximum relief amount equals 200% multiplied by:

       1) the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

       2) the sum of premium payments (made during the prior 12 months of the death benefit calculation date) minus

       3) the sum of monthly benefits (as defined below) credited to the contract value.

    o When the eldest owner on the contract date is between the ages of 70 - 75, the maximum relief amount equals 100% multiplied by:

       1) the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

       2) the sum of premium payments (made during the 12 months prior to the death benefit calculation date) minus

       3) the sum of monthly benefits (as defined below) credited to the contract value.


    Modified Premium Payments: equals the sum of all premium payments plus monthly benefits (as defined below), if any, minus the amount that each partial withdrawal exceeds the difference between the contract value and the modified premium payments prior to the partial withdrawal. If there are no partial withdrawals or the partial withdrawal does not exceed the difference, the value is zero.


    Monthly Benefit: is the monthly amount credited to the contract value when a claim under the Accumulation Enhancement is being paid.

    Death benefit proceeds will be payable in a single lump sum or, if the recipient chooses, in the form of an annuity option. Any such annuity option is subject to all restrictions (including minimum amount requirements) as are other annuities under this contract. In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. See "Distributions at Death" under "Federal Income Taxes." A recipient should consult a qualified tax adviser before electing to receive an annuity.

    Depending upon state law, the amounts paid to the owner may avoid probate and the death benefit may be reduced by any premium tax due. For more information, see "Premium Tax." and "Distribution at Death" under "Federal Income Taxes."

    We reserve the right to discontinue offering any one of the available death benefit options in the future.

THE ANNUITY PERIOD
--------------------------------------------------------------------------------

    The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

ANNUITY PAYMENTS

    Annuity payments will begin on the contract's maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Account is continued unless a fixed payment annuity is selected. No surrender charge is taken. If you have not selected an annuity payment option by the maturity date, the default is Annuity Payment Option I--Variable Life Annuity with 10-Year Period Certain. For more information, see "Annuity Payment Options."

    If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

    Your contract specifies a maturity date at the time of its issuance. However, you may subsequently elect a different maturity date. The maturity date may not be earlier than the first contract anniversary. The latest maturity date is the contract anniversary nearest the annuitant's 95th birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity ("IRA").


    The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If you do not elect a maturity date, which is different from the provisional maturity date, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. For more information, see "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts."


ANNUITY PAYMENT OPTIONS


    Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option
I) as described below. Instead of Option I, you may, by sending a written request to our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. After the first annuity payment, you may not change the elected annuity payment option. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L. The MVA will apply to any amounts held in the MVA that we applied to any annuity payment option. See the MVA prospectus for more information.


    With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in that subaccount and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial annuity payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K as described below and in the contract and SAI.


    The level of annuity payments payable under the following annuity payment options is based upon the option selected. In addition, factors such as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will effect the level of annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, We determine the amount of the annual distribution by dividing the amount of Contract Value as of the payment calculation date by the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and Joint Annuitant at that time.


    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. For more information, see "Charges For Mortality and Expense Risks" and "Charges for Administrative Services." Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.


    The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.


OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD

    A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

OPTION B--NON-REFUND LIFE ANNUITY

     A fixed payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

OPTION C--[RESERVED]

OPTION D--JOINT AND SURVIVOR LIFE ANNUITY

     A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

OPTION E--INSTALLMENT REFUND LIFE ANNUITY

    A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN

    A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

OPTION G--PAYMENTS FOR SPECIFIED PERIOD

    A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

OPTION H--PAYMENTS OF SPECIFIED AMOUNT

    Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

OPTION I--VARIABLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN


    A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.


OPTION J--JOINT SURVIVOR VARIABLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN

    A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

OPTION K--VARIABLE ANNUITY FOR A SPECIFIED PERIOD

    A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each subaccount and affect the amount of future payments.

OPTION L--VARIABLE LIFE EXPECTANCY ANNUITY

    This option provides a variable income which is payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the contract value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining contract value will be paid in a lump sum to the beneficiary.

OPTION M--UNIT REFUND VARIABLE LIFE ANNUITY

    This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each subaccount multiplied by the current annuity unit value for that subaccount. The number of remaining annuity units for each subaccount will be calculated as follows:

1. the net amount in the subaccount applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus

2. the sum of the annuity units released from the subaccount to make the payments under this option.

You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

OPTION N--VARIABLE NON-REFUND LIFE ANNUITY

    A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

OTHER OPTIONS AND RATES

    We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

OTHER CONDITIONS

    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.


    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount, will be subject to any applicable surrender charge.


    If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.


    Currently, transfers between subaccounts are available for amounts allocated to any of the variable annuity payment options except Annuity Payment Option M.



PAYMENT UPON DEATH AFTER MATURITY

    If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

    If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------

VALUATION DATE


    A valuation date is every day the NYSE is open for trading. The NYSE is scheduled to be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the NYSE reserves the right to change this schedule as conditions warrant. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).


VALUATION PERIOD

    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE


    The value of one accumulation unit was set at $1.000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.


NET INVESTMENT FACTOR


    The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk fees and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.


MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT


    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. A written notice of such assignment must be filed with our Annuity Operations Division before it will be honored.

    A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see "Surrenders or Withdrawals Prior to the Contract Maturity Date." Transfer of ownership will nullify the original death benefit option and the death benefit option will become Death Benefit Option 1.


    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

PAYMENT DEFERRAL


    Payment of the contract value in a single sum upon a partial withdrawal or full surrender of the contract will ordinarily be made within 7 days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.


FREE LOOK PERIOD

    We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within 10 days after you receive it and receive in cash the adjusted contract value less any charges. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial premium payment depending on investment experience within the subaccounts during the Free Look Period. If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial premium payment has been allocated to the MVA, we will apply the Market Value Adjustment that can increase or decrease your initial premium payment. If applicable state law requires, we will return the full amount of any premium payments we received.

    During periods of extreme market volatility, we reserve the right to make the Temporary Money Market Allocation Amendment available. We will generally allocate the premium payment, less applicable charges, according to your instructions when we receive your completed application. We may issue some contracts with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net premium payment and the net of the other premium payments paid during your Free Look Period to the Phoenix-Goodwin Money Market subaccount. When your Free Look Period expires we allocate the contract value among the subaccounts, the GIA and/or MVA according to your instructions. We may use the Temporary Money market Allocation Amendment depending on the state of issue and under contain other circumstances.

AMENDMENTS TO CONTRACTS

    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES

    If, in the judgment of PHL Variable's management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another subaccount for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

OWNERSHIP OF THE CONTRACT


    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. More than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.


 FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION

    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("qualified plans") under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS

    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NONQUALIFIED PLANS

    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

    As the owner of the contract, you may elect one of the available death benefit options under the contract. One or more of the options available may, in some cases, exceed the greater of the purchase price or the contract value. The IRS may take the position with respect to these death benefit options that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract or any amendments, riders or endorsements to the contract.

SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE

    Code Section 72 provides that a total or partial surrender from a contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of premium payments by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the "investment in the contract" on account of a total or partial surrender of a contract. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial surrender of a contract.

SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE

    Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.


    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities started after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies our Annuity Operations Division of that election.


PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS

    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to qualified plans. See "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts."

ADDITIONAL CONSIDERATIONS

DISTRIBUTION-AT-DEATH RULES

    In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as quickly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans (other than Code Section 457 Plans). However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax adviser.

    If the primary annuitant, which is not the contract owner, dies before the maturity date the owner will become the annuitant unless the owner appoints another annuitant. If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, however, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the earliest death of any of the contract owners.

    If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

TRANSFER OF ANNUITY CONTRACTS

    Transfers of nonqualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses and incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS

    If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

SECTION 1035 EXCHANGES

    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

MULTIPLE CONTRACTS


    Code Section 72(e)(11)(A)(ii) provides that for contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all nonqualified annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

    The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one contract or other annuity contracts.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS


    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter, the series' assets be invested in no more than:


>    55% in any 1 investment
>    70% in any 2 investments
>    80% in any 3 investments
>    90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.


    The Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which it was held that the contract owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.


    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being determined retroactively to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS

    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the qualified plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for nonqualified contracts as well as qualified plan contracts.

    Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

TAXATION OF ANNUITIES IN GENERAL--QUALIFIED PLANS

    The contracts may be used with several types of qualified plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. Participants under such qualified plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the contract without regard to any spousal consent that may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected annuity payment option may not be enforceable.

    As the owner of the contract, you may elect one of the available death benefits options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to herein as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether a death benefit option such as the those available under the contract complies with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

    Certain enhanced death benefits may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of purchase price (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of purchase price (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

    Under certain circumstances, the proceeds of a surrender of a contract may qualify for "lump sum distribution" treatment under qualified plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The 5-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the roll-over rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and
(c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).


    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE VS. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by PHL Variable in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.


    Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

TAX SHELTERED ANNUITIES ("TSAs")

    Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

    For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or
(b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

    The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

    In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract owners should consult their employers to determine whether the employer has complied with these rules. Contract owner loans are not allowed under the contracts.

    Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any contingent deferred surrender charge; and (b) 50% of the contract value minus any contingent deferred surrender charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greatest of $1000 and 25% of the contract value in the GIA may be borrowed at any one time. Amounts borrowed from the Market Value Adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.

    Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the subaccounts of the Separate Account or the GIA in accordance with the participant's most recent premium allocation on file with us, except that no amount will be transferred to the MVA.

    If we do not receive a loan repayment before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution-interest will continue to accrue until such time as an actual distribution occurs under the contract.

KEOGH PLANS

    The Self-Employed Individual Tax Retirement Act of 1962, as amended permits self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.


INDIVIDUAL RETIREMENT ANNUITIES


    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS

    Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of contracts to provide benefits thereunder.

    These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the contracts purchased in connection with these Plans. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS

    Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax-exempt annuity contract held for the exclusive benefit of plan participants.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS

    In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-sharing Plans), Tax-Sheltered Annuities and Individual Retirement Annuities other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner. This exception will no longer apply after the contract owner has been reemployed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

    Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE

    The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the qualified plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS
--------------------------------------------------------------------------------


    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), located at One American Row, Hartford, Connecticut. WSG is a New York corporation incorporated on August 7, 1970, licensed to sell PHL Variable insurance policies as well as policies, annuity contracts and funds of companies affiliated with PHL Variable. WSG is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of PHL Variable. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly owned subsidiary of The Phoenix Companies and is an affiliate of PHL Variable.


    Contracts may also be purchased through other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreement provided by PEPCO.

STATE REGULATION
--------------------------------------------------------------------------------


    We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We are also subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.


    State regulation of PHL Variable includes certain limitations on the investments that may be made for its

General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.

 REPORTS
--------------------------------------------------------------------------------

    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.


 VOTING RIGHTS
--------------------------------------------------------------------------------

    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.


    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.

    Matters on which owners may give voting instructions may include the following: (1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.


    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with the proper forms and proxies to enable you to give your instructions.


 TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------

    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity payment options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

 LEGAL MATTERS
--------------------------------------------------------------------------------


    Matthew A. Swendiman, Counsel , Joseph P. DeCresce, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities, state regulastions and income tax laws in connection with the contracts described in this prospectus.


 SAI
--------------------------------------------------------------------------------
    The SAI contains more specific information and financial statements relating to the Account and PHL Variable. The Table of Contents of the SAI is set forth below:


>   Underwriter
>   Performance History
>   Calculation of Yield and Return
>   Calculation of Annuity Payments
>   Experts
>   Separate Account Financial Statements
>   Company Financial Statements

    Contract owner inquiries and requests for an SAI should be directed, in writing, to our Annuity Operations Division, or by calling us at 800/541-0171

 APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 INVESTMENT TYPE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Investment Type
                                                  --------------------------------------------------------------------------------
                                                        Domestic  Domestic  Domestic                          International  Money
         Series                                   Bond    Blend    Growth     Value   Growth & Income  Index      Growth    Market
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                                       *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                                                *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                             *        *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff& Phelps Real Estate Securities                                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                                       *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                               *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                                                                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                       *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                                *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                                          *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                                                                           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                                            *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                                              *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                    *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                              *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                                     *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                                                           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                                                        *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                                                    *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                        *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                      *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                          *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                         *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth                         *
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                     *
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                 *
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                              *
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II       *
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                     *
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                            *
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                     *
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                   *
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                          *
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                    *
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                                         *
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                             *
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                              *
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                              *
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                                                           *
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                           *
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                           *
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Advisors
                                                ----------------------------------------------------------------------------------
                                                                                        Duff & Phelps
                                                Phoenix Investment   Phoenix Variable    Investment
              Series                               Counsel, Inc.       Advisors, Inc.   Management Co.       AIM Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                                   *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                    *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                    *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                          *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                             *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                                *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                             *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                    *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                                   *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                                               *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                                                *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                                           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                                          *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                                            *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                            *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                      *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index (R)                                        *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & and Income                     *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                    *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                       *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                      *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                    *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                            *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth                               *
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                                                *
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                                                      *
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Secur ities II
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Fred Alger       Deutsche Asset    Federated Investment    Fidelity Management
              Series                         Management, Inc.   Management, Inc.    Management Company    and Research Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & and Income
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            *
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                             *
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                           *
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                                                          *
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                                                   *
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                    *
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                        *
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             Franklin Mutual       Morgan Stanley           Templeton Asset    Templeton Global
              Series                          Advisers, LLC    Investment Management Inc.   Management, Ltd.   Advisors Limited
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & and Income
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        *
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                                       *
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                      *
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                     Templeton Investment                    Wanger Asset
              Series                                     Counsel, Inc.                      Management, L.P.
--------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
--------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
--------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
--------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
--------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
--------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
--------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
--------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market
--------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
--------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity
--------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income
--------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
--------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
--------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
--------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
--------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
--------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
--------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
--------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
--------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
--------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
--------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
--------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
--------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
--------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & and Income
--------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
--------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
--------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
--------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
--------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
--------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
--------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
--------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
--------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
--------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
--------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
--------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
--------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
--------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                             *
--------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
--------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
--------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------------------------------------
Technology Portfolio
--------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                               *
--------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                                     *
--------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                      *
--------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                                      *
--------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS


----------------------------------------------------------------------------------------------------------------------------------
                                                                             Subadvisors
                                               -----------------------------------------------------------------------------------
                                                                                                                   Kayne Anderson
                                                                                                                       Rudnick
                                               Aberdeen Fund     AIM Capital     Alliance Capital  Janus Capital     Investment
              Series                           Managers, Inc.  Management, Inc.  Management, L.P.  Management LLC  Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                       *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                            *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                                                             *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                                                                                              *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                                                                                     *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                    *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                                   *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Lazard Asset   Lord, Abbett  MFS Investment   Northern Trust    Roger Engemann &
              Series                           Management LLC   & Co. LLC      Management    Investments, Inc.  Associates, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                                                                                         *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select           *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                       *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                        *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                                 *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                                   *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                                 *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                        *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                                  *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                             *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                                *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          Series                              Seneca Capital Management, LLC        State Street Research & Management Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                               *
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth                                                            *
----------------------------------------------------------------------------------------------------------------------------------

 APPENDIX B - GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------


The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: PHL Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement for each subaccount used to determine the value of a contract and the interest in the subaccounts prior to the maturity date and amounts held under Annuity Payment Option L.


ACCUMULATION UNIT VALUE: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.


ANNUITANT(S)/JOINT ANNUITANT: There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date, the annuitants may be changed. However, there may be tax consequences.

ANNUITY PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

ANNUITY UNIT: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N.


CLAIM DATE: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.


CONTRACT DATE: The date that the initial premium payment is invested under a contract.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract.

CONTRACT VALUE: Prior to the maturity date, the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC)
Section 403(b)) with loans, the contract value is the sum of all accumulation units held in the subaccounts of the Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, and less any Loan Debt.

DEATH BENEFIT OPTIONS: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner, on the earliest death of any of the owners.


FIXED PAYMENT ANNUITY: An annuity payment option providing payments with a fixed dollar amount after the first payment is made.


GIA: An investment option under which premium amounts are guaranteed to earn a fixed rate of interest.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for Tax-sheltered Annuity (as described in IRC Section 403(b)) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MVA: An account that pays interest at a guaranteed rate if amounts allocated to the account are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Account or the general account of PHL Variable. The MVA is described in a separate prospectus.

MATURITY DATE: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, the maturity date will not be any earlier than the fifth contract anniversary and no later than the younger annuitant's 95th birthday or ten years from the contract date. The election is subject to certain conditions described in "The Annuity Period." If more than one annuitant, the primary annuitant's age will be used to determine that maturity date.

MINIMUM INITIAL PAYMENT: The amount that you pay when you purchase a contract. We require minimum initial premium payments of:

>   Nonqualified plans--$10,000
>   Bank draft program--$50
>   Qualified plans--$2,000

MINIMUM SUBSEQUENT PAYMENT: The least amount that you may pay when you make any subsequent premium payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $500 except for the bank draft program, which is $50.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

PAYMENT UPON DEATH: The obligation of PHL Variable under a contract to make a payment on the death of the owner or annuitant anytime: (a) before the maturity date of a contract (see "Payment Upon Death Before Maturity Date") or (b) after the maturity date of a contract (see "Payment Upon Death After Maturity Date").

PHL VARIABLE (OUR, US, WE, COMPANY): PHL Variable Insurance Company.

SERIES: A separate investment portfolio of a fund.

VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business.


VARIABLE PAYMENT ANNUITY: An annuity payment option providing payments that vary with the investment experience of the subaccounts.

APPENDIX C - DEDUCTIONS FOR PREMIUM TAXES QUALIFIED AND NONQUALIFIED ANNUITY CONTRACTS
--------------------------------------------------------------------------------


                                                               UPON              UPON
STATE                                                     PREMIUM PAYMENT    ANNUITIZATION        NONQUALIFIED      QUALIFIED
-----                                                     ---------------    -------------        ------------      ---------
California ..........................................                            X                   2.35%            0.50%

Maine................................................                            X                   2.00

Nevada...............................................                            X                   3.50

South Dakota.........................................           X                                    1.25*

West Virginia........................................                            X                   1.00             1.00

Wyoming..............................................                            X                   1.00

Commonwealth of Puerto Rico..........................                            X                   1.00%            1.00%

NOTE: The above premium tax deduction rates are as of January 1, 2003. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of Premium Taxes, see "Deductions and Charges--Premium Tax."

        * South Dakota law provides a lower rate of .8% that applies to premiums received in excess of $500,000. This provision is scheduled to expire on July 1, 2003 but may be extended.

APPENDIX D - FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following tables give the historical unit values for a single share of each of the available subaccounts. More information can be obtained in the Statement of Additional Information ("SAI"). You may obtain a copy of the SAI free of charge by calling AOD at 800/541-0171 or by writing to:

                  Phoenix Variable Products Mail Operations
                  PO Box 8027
                  Boston, MA 02266-8027

DEATH BENEFIT OPTION 1 CONTRACTS

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.725                 156

PHOENIX-AIM MID-CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.839                 146

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (formerly,
   Phoenix-J.P. Morgan Research Enhanced Index)
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.534                 38

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.513                 135

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $2.267                 163

PHOENIX-ENGEMANN CAPITAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.502                 75

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.484                 14

PHOENIX-GOODWIN MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $2.007                 245

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $2.171                 86

PHOENIX-HOLLISTER VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.592                 221

PHOENIX-JANUS FLEXIBLE INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $2.158                 153

PHOENIX-KAYNE LARGE-CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/12/02* to 12/31/02                                         $2.000                $1.923                 115

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 10/3/02* to 12/31/02                                         $2.000                $2.011                  2

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
------------------------------------------------------------------------------------------------------------------------------------
         From 10/1/02* to 12/31/02                                         $2.000                $1.907                 99

PHOENIX-LAZARD SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/3/02* to 12/31/02                                          $2.000                $1.949                  4

PHOENIX-LAZARD U.S. MULTI-CAP
------------------------------------------------------------------------------------------------------------------------------------

* Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-LORD ABBETT BOND-DEBENTURE
------------------------------------------------------------------------------------------------------------------------------------
         From 11/1/02* to 12/31/02                                         $2.000                $2.118                  3

PHOENIX-LORD ABBETT LARGE-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/3/02* to 12/31/02                                          $2.000                $1.976                 68

PHOENIX-LORD ABBETT MID-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 10/1/02* to 12/31/02                                         $2.000                $1.992                  6

PHOENIX-MFS INVESTORS GROWTH STOCK (FORMERLY,
    Phoenix-Janus Growth)
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.438                 89

PHOENIX-MFS INVESTORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $1.589                 22

PHOENIX-MFS VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.748                 296

PHOENIX-NORTHERN DOW 30 (formerly,
    Phoenix-Deutsche Dow 30)
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.715                 38

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (formerly,
   Phoenix-Deutsche Nasdaq-100 Index(R))
------------------------------------------------------------------------------------------------------------------------------------
         From 8/29/02* to 12/31/02                                         $2.000                $1.242                 17

PHOENIX-OAKHURST GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.559                 159

PHOENIX-OAKHURST STRATEGIC ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $1.771                 99

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 8/1/02* to 12/31/02                                          $2.000                $1.725                 61

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.925                 229

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.927                 193

PHOENIX-SENECA MID-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.365                 203

PHOENIX-SENECA STRATEGIC THEME
------------------------------------------------------------------------------------------------------------------------------------
         From 6/28/02* to 12/31/02                                         $2.000                $1.323                 27

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 9/3/02* to 12/31/02                                          $2.000                $1.398                 16

AIM V.I. CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.537                 98

AIM V.I. PREMIER EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/26/02* to 12/31/02                                         $2.000                $1.405                 23
------------------------------------------------------------------------------------------------------------------------------------

* Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 7/9/02* to 12/31/02                                          $2.000                $1.341                 143

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $2.138                 545

FEDERATED HIGH INCOME BOND FUND II
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.996                 184

VIP CONTRAFUND(R) PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.839                 115

VIP GROWTH OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 7/15/02* to 12/31/02                                         $2.000                $1.570                 35

VIP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.398                 238

MUTUAL SHARES SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.797                 127

TEMPLETON FOREIGN SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.643                 194

TEMPLETON GROWTH SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.642                 105

SCUDDER VIT EAFE EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/29/02* to 12/31/02                                         $2.000                $1.572                 27

SCUDDER VIT EQUITY 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.561                 208

TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 8/1/02* to 12/31/02                                          $2.000                $1.015                 10

WANGER FOREIGN FORTY
------------------------------------------------------------------------------------------------------------------------------------
         From 8/2/02* to 12/31/02                                          $2.000                $1.736                 53

WANGER INTERNATIONAL SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.736                 147

WANGER TWENTY
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.923                 27

WANGER U.S. SMALLER COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
         From 6/4/02* to 12/31/02                                          $2.000                $1.751                 304

* Date subaccount began operations.

DEATH BENEFIT OPTION 2 CONTRACTS

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
         From 7/16/02* to 12/31/02                                         $2.000                $1.722                 66

PHOENIX-AIM MID-CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
         From 5/23/02* to 12/31/02                                         $2.000                $1.837                 114

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX
    (formerly, Phoenix-J.P. Morgan Research
     Enhanced Index)
------------------------------------------------------------------------------------------------------------------------------------
         From 8/1/02* to 12/31/02                                          $2.000                $1.531                 25

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 6/20/02* to 12/31/02                                         $2.000                $1.511                  9

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
         From 6/12/02* to 12/31/02                                         $2.000                $2.263                 187

PHOENIX-ENGEMANN CAPITAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.499                 218

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.482                 24

PHOENIX-GOODWIN MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
         From 7/11/02* to 12/31/02                                         $2.000                $2.004                 181

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 6/25/02* to 12/31/02                                         $2.000                $2.168                 292

PHOENIX-HOLLISTER VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
         From 6/27/02* to 12/31/02                                         $2.000                $1.589                 251

PHOENIX-JANUS FLEXIBLE INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 7/16/02* to 12/31/02                                         $2.000                $2.154                 180

PHOENIX-KAYNE LARGE-CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/12/02* to 12/31/02                                         $2.000                $1.922                 17

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 10/24/02* to 12/31/02                                        $2.000                $2.010                  8

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
------------------------------------------------------------------------------------------------------------------------------------
         From 10/1/02* to 12/31/02                                         $2.000                $1.906                 63

PHOENIX-LAZARD SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 8/20/02* to 12/31/02                                         $2.000                $1.948                 12

PHOENIX-LAZARD U.S. MULTI-CAP
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LORD ABBETT BOND-DEBENTURE
------------------------------------------------------------------------------------------------------------------------------------
         From 11/1/02* to 12/31/02                                         $2.000                $2.117                 49

PHOENIX-LORD ABBETT LARGE-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 10/1/02* to 12/31/02                                         $2.000                $1.975                 99

PHOENIX-LORD ABBETT MID-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 8/20/02* to 12/31/02                                         $2.000                $1.991                 36

* Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-MFS INVESTORS GROWTH STOCK (formerly,
   Phoenix-Janus Growth)
------------------------------------------------------------------------------------------------------------------------------------
         From 5/23/02* to 12/31/02                                         $2.000                $1.435                 138

PHOENIX-MFS INVESTORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
         From 5/17/02* to 12/31/02                                         $2.000                $1.587                 60

PHOENIX-MFS VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.745                 380

PHOENIX-NORTHERN DOW 30 (formerly, Phoenix-Deutsche Dow 30)
------------------------------------------------------------------------------------------------------------------------------------
         From 6/27/02* to 12/31/02                                         $2.000                $1.712                 32

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (formerly,
    Phoenix-Deutsche Nasdaq-100 Index(R))
------------------------------------------------------------------------------------------------------------------------------------
         From 8/1/02* to 12/31/02                                          $2.000                $1.240                 19

PHOENIX-OAKHURST GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 7/16/02* to 12/31/02                                         $2.000                $1.556                 148

PHOENIX-OAKHURST STRATEGIC ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.768                 161

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 8/1/02* to 12/31/02                                          $2.000                $1.722                 16

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $1.922                 265

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $1.924                 143

PHOENIX-SENECA MID-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.362                 81

Phoenix-Seneca Strategic Theme
------------------------------------------------------------------------------------------------------------------------------------
         From 6/21/02* to 12/31/02                                         $2.000                $1.321                 16

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 10/1/02* to 12/31/02                                         $2.000                $2.007                 13

AIM V.I. CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/15/02* to 12/31/02                                         $2.000                $1.535                 95

AIM V.I. PREMIER EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 5/23/02* to 12/31/02                                         $2.000                $1.402                 22

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.339                  97

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
------------------------------------------------------------------------------------------------------------------------------------
         From 6/12/02* to 12/31/02                                         $2.000                $2.135                 942

FEDERATED HIGH INCOME BOND FUND II
------------------------------------------------------------------------------------------------------------------------------------
         From 6/12/02* to 12/31/02                                         $2.000                $1.993                 58

VIP CONTRAFUND(R) PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.836                 336

VIP GROWTH OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 8/27/02* to 12/31/02                                         $2.000                $1.568                 35

* Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
VIP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 6/21/02* to 12/31/02                                         $2.000                $1.396                 135

MUTUAL SHARES SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 6/12/02* to 12/31/02                                         $2.000                $1.794                 79

TEMPLETON FOREIGN SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.640                 117

TEMPLETON GROWTH SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 6/25/02* to 12/31/02                                         $2.000                $1.640                 216

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 8/1/02* to 12/31/02                                          $2.000                $1.569                 131

SCUDDER VIT EQUITY 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.559                 239

TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 8/1/02* to 12/31/02                                          $2.000                $1.013                 19

WANGER FOREIGN FORTY
------------------------------------------------------------------------------------------------------------------------------------
         From 8/1/02* to 12/31/02                                          $2.000                $1.732                 17

WANGER INTERNATIONAL SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
         From 6/12/02* to 12/31/02                                         $2.000                $1.733                 263

WANGER TWENTY
------------------------------------------------------------------------------------------------------------------------------------
         From 6/12/02* to 12/31/02                                         $2.000                $1.920                 42

WANGER U.S. SMALLER COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.748                 358

* Date subaccount began operations.

DEATH BENEFIT OPTION 3 CONTRACTS


                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
         From 5/23/02* to 12/31/02                                         $2.000                $1.719                 35

PHOENIX-AIM MID-CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.833                 20

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (formerly,
   Phoenix-J.P. Morgan Research Enhanced Index)
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $1.529                  8

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/3/02* to 12/31/02                                          $2.000                $1.508                  3

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
         From 6/17/02* to 12/31/02                                         $2.000                $2.260                 30

PHOENIX-ENGEMANN CAPITAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 6/17/02* to 12/31/02                                         $2.000                $1.497                 53

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.480                  9

PHOENIX-GOODWIN MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
         From 5/21/02* to 12/31/02                                         $2.000                $2.001                 41

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 5/23/02* to 12/31/02                                         $2.000                $2.164                 105

PHOENIX-HOLLISTER VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.587                 24

PHOENIX-JANUS FLEXIBLE INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 5/23/02* to 12/31/02                                         $2.000                $2.151                 11

PHOENIX-KAYNE LARGE-CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/4/02* to 12/31/02                                          $2.000                $1.920                  1

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT
------------------------------------------------------------------------------------------------------------------------------------
         From 9/4/02* to 12/31/02                                          $2.000                $1.905                  9

PHOENIX-LAZARD SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LAZARD U.S. MULTI-CAP

------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LORD ABBETT BOND-DEBENTURE
------------------------------------------------------------------------------------------------------------------------------------
         From 11/1/02* to 12/31/02                                         $2.000                $2.116                  1

PHOENIX-LORD ABBETT LARGE-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/10/02* to 12/31/02                                         $2.000                $1.974                 15

PHOENIX-LORD ABBETT MID-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/4/02* to 12/31/02                                          $2.000                $1.990                  1

* Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-MFS INVESTORS GROWTH STOCK (formerly,
   Phoenix-Janus Growth)
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.433                 28

PHOENIX-MFS INVESTORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
         From 5/20/02* to 12/31/02                                         $2.000                $1.584                  3

PHOENIX-MFS VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.742                 10

PHOENIX-NORTHERN DOW 30 (formerly,
   Phoenix-Deutsche Dow 30)
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.709                 34

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (formerly,
   Phoenix-Deutsche Nasdaq-100 Index(R))
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.238                 24

PHOENIX-OAKHURST GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 9/3/02* to 12/31/02                                          $2.000                $1.554                  7

PHOENIX-OAKHURST STRATEGIC ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.765                 213

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE

------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.719                  5

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.919                 21

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.920                 20

PHOENIX-SENECA MID-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 12/3/02* to 12/31/02                                         $2.000                $1.360                  1

PHOENIX-SENECA STRATEGIC THEME
------------------------------------------------------------------------------------------------------------------------------------
         From 6/17/02* to 12/31/02                                         $2.000                $1.318                 13

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 12/2/02* to 12/31/02                                         $2.000                $2.006                  1

AIM V.I. CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $1.532                 43

AIM V.I. PREMIER EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.400                  3

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $2.131                 100

FEDERATED HIGH INCOME BOND FUND II
------------------------------------------------------------------------------------------------------------------------------------

VIP CONTRAFUND(R) PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 5/23/02* to 12/31/02                                         $2.000                $1.833                  2

VIP GROWTH OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $1.565                  3

* Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
VIP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.394                 39

MUTUAL SHARES SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.791                 19

TEMPLETON FOREIGN SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 9/4/02* to 12/31/02                                          $2.000                $1.638                  1

TEMPLETON GROWTH SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 7/1/02* to 12/31/02                                          $2.000                $1.637                 17

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 6/3/02* to 12/31/02                                          $2.000                $1.567                 10

SCUDDER VIT EQUITY 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 6/21/02* to 12/31/02                                         $2.000                $1.556                 26

TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.011                  5

WANGER FOREIGN FORTY
------------------------------------------------------------------------------------------------------------------------------------
         From 8/29/02* to 12/31/02                                         $2.000                $1.730                  1

WANGER INTERNATIONAL SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.730                 40

WANGER TWENTY
------------------------------------------------------------------------------------------------------------------------------------
         From 12/3/02* to 12/31/02                                         $2.000                $1.917                  1

WANGER U.S. SMALLER COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
         From 5/16/02* to 12/31/02                                         $2.000                $1.745                 63

* Date subaccount began operations.

DEATH BENEFIT OPTION 3 CONTRACTS WITHOUT THE ACCUMULATION ENHANCEMENT
--------------------------------------------------------------------------------

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
------------------------------------------------------------------------------------------------------------------------------------
         From 10/8/02* to 12/31/02                                         $2.000                $1.721                  1

PHOENIX-AIM MID-CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX (FORMERLY,
   Phoenix-J.P. Morgan Research Enhanced Index)
------------------------------------------------------------------------------------------------------------------------------------
         From 12/26/02* to 12/31/02                                        $2.000                $1.530                 13

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE

------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-ENGEMANN CAPITAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 10/8/02* to 12/31/02                                         $2.000                $1.498                 .3

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 10/8/02* to 12/31/02                                         $2.000                $1.481                 .3

PHOENIX-GOODWIN MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
         From 10/2/02* to 12/31/02                                         $2.000                $2.003                  3

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-HOLLISTER VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
         From 10/8/02* to 12/31/02                                         $2.000                $1.588                  1

PHOENIX-JANUS FLEXIBLE INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 12/18/02* to 12/31/02                                        $2.000                $2.153                 .3

PHOENIX-KAYNE LARGE-CAP CORE
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE

------------------------------------------------------------------------------------------------------------------------------------
         From 12/18/02* to 12/31/02                                        $2.000                $2.010                 .2

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT

------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LAZARD SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LAZARD U.S. MULTI-CAP

------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LORD ABBETT BOND-DEBENTURE

------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LORD ABBETT LARGE-CAP VALUE

------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-LORD ABBETT MID-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 12/18/02* to 12/31/02                                        $2.000                $1.991                 .3

* Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
PHOENIX-MFS INVESTORS GROWTH STOCK (formerly,
   Phoenix-Janus Growth)
------------------------------------------------------------------------------------------------------------------------------------
         From 10/8/02* to 12/31/02                                         $2.000                $1.435                 .5

PHOENIX-MFS INVESTORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
         From 12/18/02* to 12/31/02                                        $2.000                $1.586                 .2

PHOENIX-MFS VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/11/02* to 12/31/02                                         $2.000                $1.744                  9

PHOENIX-NORTHERN DOW 30 (formerly, Phoenix-Deutsche Dow 30)
------------------------------------------------------------------------------------------------------------------------------------
         From 9/11/02* to 12/31/02                                         $2.000                $1.711                  3
PHOENIX-NORTHERN NASDAQ-100 INDEX(R) (formerly,
   Phoenix-Deutsche Nasdaq-100 Index(R))
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-OAKHURST GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
         From 10/8/02* to 12/31/02                                         $2.000                $1.556                 .3

PHOENIX-OAKHURST STRATEGIC ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
         From 9/11/02* to 12/31/02                                         $2.000                $1.767                  6

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 12/26/02* to 12/31/02                                        $2.000                $1.921                 11

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
         From 9/11/02* to 12/31/02                                         $2.000                $1.923                  3

PHOENIX-SENECA MID-CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
         From 9/11/02* to 12/31/02                                         $2.000                $1.362                  3

PHOENIX-SENECA STRATEGIC THEME
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH

------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. CAPITAL APPRECIATION FUND

------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. PREMIER EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
------------------------------------------------------------------------------------------------------------------------------------
         From 9/11/02* to 12/31/02                                         $2.000                $2.134                 12

FEDERATED HIGH INCOME BOND FUND II
------------------------------------------------------------------------------------------------------------------------------------
         From 9/11/02* to 12/31/02                                         $2.000                $1.992                  4

VIP CONTRAFUND(R) PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

VIP GROWTH OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

* Date subaccount began operations.

                                                                                                                       UNITS
                                                                         SUBACCOUNT            SUBACCOUNT       OUTSTANDING AT END
                                                                         UNIT VALUE            UNIT VALUE            OF PERIOD
                            SUBACCOUNT                              BEGINNING OF PERIOD      END OF PERIOD          (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
VIP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
         From 10/8/02* to 12/31/02                                         $2.000                $1.395                 .5

MUTUAL SHARES SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

TEMPLETON FOREIGN SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

TEMPLETON GROWTH SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
         From 12/26/02* to 12/31/02                                        $2.000                $1.639                 12

SCUDDER VIT EAFE(R) EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------

SCUDDER VIT EQUITY 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

WANGER FOREIGN FORTY
------------------------------------------------------------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
         From 10/8/02* to 12/31/02                                         $2.000                $1.732                 .2

WANGER TWENTY
------------------------------------------------------------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
         From 12/26/02* to 12/31/02                                        $2.000                $1.747                 12

* Date subaccount began operations.

                                                                     [VERSION B]

                            THE PHOENIX EDGE(R) - VA


                  PHL VARIABLE ACCUMULATION ACCOUNT ("Account")
                         PHL VARIABLE INSURANCE COMPANY
                 VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT


                       STATEMENT OF ADDITIONAL INFORMATION


HOME OFFICE:                                    PHL VARIABLE INSURANCE COMPANY
One American Row                                ANNUITY OPERATIONS DIVISION
Hartford, Connecticut                           PO Box 8027
                                                Boston, Massachusetts 02266-8027

                                   May 1, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2003. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company ("PHL Variable") at the above address or by calling 800/541-0171.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Underwriter............................................................       2
Performance History....................................................       2
Calculation of Yield and Return........................................       9
Calculation of Annuity Payments .......................................      10
Experts ...............................................................      11
Separate Account Financial Statements..................................    SA-1
Company Financial Statements...........................................     F-1

UNDERWRITER
--------------------------------------------------------------------------------



    Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of PHL Variable, as underwriter, offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by PHL Variable.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------


    From time to time, the Account may include the performance history of any or all subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any subaccount. For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a subaccount advertises its total return, it usually will be calculated for 1 year, 5 years and 10 years or since inception if the subaccount has not been in existence for at least 10 years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges, except for premium taxes (which vary by state) at the beginning of the relevant period.

    For those subaccounts within the Account that have not been available for one of the quoted periods, the standardized average annual total return quotations may show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.

              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002
                          FOR DEATH BENEFIT OPTION 1 CONTRACTS

----------------------------------------------------------------------------------------------------------------------------------
                                                               Inception                                                   Since
                    Subaccount                                   Date*           1 Year          5 Years     10 Years    Inception
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                          12/7/1994         -21.00%         -3.73%         N/A          2.16%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                             10/29/2001         -17.37%           N/A          N/A        -10.40%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series               7/14/1997         -29.25%         -3.12%         N/A         -1.91%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series              10/29/2001         -30.53%           N/A          N/A        -22.42%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series             5/1/1995           3.97%          3.38%         N/A         11.39%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                         12/7/1994         -30.29%         -8.99%         N/A          1.41%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                 8/15/2000         -34.00%           N/A          N/A        -31.43%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                            12/7/1994          -5.93%          2.41%         N/A          3.56%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series               12/7/1994           2.03%          2.83%         N/A          7.39%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                           3/2/1998         -27.62%           N/A          N/A          1.25%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                          12/20/1999           2.60%           N/A          N/A          4.96%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                            8/12/2002            N/A            N/A          N/A         -9.85%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                   8/12/2002            N/A            N/A          N/A         -5.69%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series              8/12/2002            N/A            N/A          N/A        -10.57%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                          8/12/2002            N/A            N/A          N/A         -8.60%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                           8/12/2002            N/A            N/A          N/A         -6.16%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                      8/12/2002            N/A            N/A          N/A         -0.68%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                     8/12/2002            N/A            N/A          N/A         -7.34%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                       8/12/2002            N/A            N/A          N/A         -6.59%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                     12/20/1999         -34.03%           N/A          N/A        -22.61%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                            10/29/2001         -26.56%           N/A          N/A        -20.47%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                      10/29/2001         -20.11%           N/A          N/A        -13.52%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                12/20/1999         -21.65%           N/A          N/A        -10.69%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)Series                     8/15/2000         -42.15%           N/A          N/A        -44.86%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                       3/2/1998         -28.16%           N/A          N/A         -3.24%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                   12/7/1994         -18.00%          2.22%         N/A          7.29%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                 11/20/2000         -20.69%           N/A          N/A        -11.66%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                  3/2/1998         -15.19%           N/A          N/A         -1.06%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series              11/20/2000         -15.18%           N/A          N/A          2.05%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                            3/2/1998         -37.43%           N/A          N/A         -1.56%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                          1/29/1996         -39.74%         -2.97%         N/A          1.41%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series          8/12/2002            N/A            N/A          N/A         -5.84%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                             3/30/2001         -29.87%           N/A          N/A        -19.80%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                   3/30/2001         -35.35%           N/A          N/A        -22.84%
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                       6/5/2000         -38.74%           N/A          N/A        -30.44%
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II               7/15/1999           1.15%           N/A          N/A          5.02%
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                             7/15/1999          -5.96%           N/A          N/A         -4.88%
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio                                      6/5/2000         -16.00%           N/A          N/A        -13.55%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                              6/5/2000         -27.60%           N/A          N/A        -21.99%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                            6/5/2000         -35.30%           N/A          N/A        -26.36%
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                  11/2/1998         -18.22%           N/A          N/A          2.09%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                    5/1/1997          -7.39%         -7.15%         N/A        -12.81%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                               5/1/1997         -24.49%         -3.84%         N/A         -1.93%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                          5/1/1997         -11.33%          0.51%         N/A          1.96%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                5/1/1997         -24.42%          0.54%         N/A          1.59%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund                           7/15/1999         -27.31%           N/A          N/A        -16.70%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                             10/29/2001         -27.98%           N/A          N/A        -20.27%
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                          12/20/1999         -52.72%           N/A          N/A        -41.64%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                            2/1/1999         -21.45%           N/A          N/A          0.66%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small-Cap                                  5/1/1995         -20.10%          3.42%         N/A         10.11%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                   2/1/1999         -14.33%           N/A          N/A          7.91%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                   5/1/1995         -22.86%          1.17%         N/A         11.86%
----------------------------------------------------------------------------------------------------------------------------------

* The date that the subaccount was added to the Account.


The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Percent change does not include the 0.05% charge for the Enhanced Option 1 Rider. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

             AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002 FOR DEATH BENEFIT OPTION 2 CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
                                                               Inception                                                   Since
                    Subaccount                                   Date*           1 Year          5 Years     10 Years    Inception
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                         12/7/1994          -21.28%         -4.07%         N/A          1.80%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                            10/29/2001          -17.66%           N/A          N/A        -10.72%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series              7/14/1997          -29.50%         -3.46%         N/A         -2.26%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series             10/29/2001          -30.77%           N/A          N/A        -22.70%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series            5/1/1995            3.60%          3.02%         N/A         11.01%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                        12/7/1994          -30.54%         -9.31%         N/A          1.06%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                8/15/2000          -34.24%           N/A          N/A        -31.67%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                           12/7/1994           -6.27%          2.05%         N/A          3.20%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series              12/7/1994            1.67%          2.47%         N/A          7.01%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                          3/2/1998          -27.88%           N/A          N/A          0.89%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                         12/20/1999            2.24%           N/A          N/A          4.60%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                           8/12/2002             N/A            N/A          N/A         -9.97%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                  8/12/2002             N/A            N/A          N/A         -5.82%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series             8/12/2002             N/A            N/A          N/A        -10.69%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                         8/12/2002             N/A            N/A          N/A         -8.73%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                          8/12/2002             N/A            N/A          N/A         -6.28%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                     8/12/2002             N/A            N/A          N/A         -0.82%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                    8/12/2002             N/A            N/A          N/A         -7.46%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                      8/12/2002             N/A            N/A          N/A         -6.72%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                    12/20/1999          -34.27%           N/A          N/A        -22.89%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                           10/29/2001          -26.82%           N/A          N/A        -20.76%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                     10/29/2001          -20.39%           N/A          N/A        -13.82%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                               12/20/1999          -21.92%           N/A          N/A        -11.01%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)Series                    8/15/2000          -42.35%           N/A          N/A        -45.06%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                      3/2/1998          -28.41%           N/A          N/A         -3.58%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                  12/7/1994          -18.29%          1.87%         N/A          6.92%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                11/20/2000          -20.97%           N/A          N/A        -11.99%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                 3/2/1998          -15.49%           N/A          N/A         -1.40%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series             11/20/2000          -15.48%           N/A          N/A          1.69%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                           3/2/1998          -37.65%           N/A          N/A         -1.91%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                         1/29/1996          -39.95%         -3.31%         N/A          1.06%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series         8/12/2002             N/A            N/A          N/A         -5.96%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                            3/30/2001          -30.12%           N/A          N/A        -20.09%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                  3/30/2001          -35.58%           N/A          N/A        -23.12%
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                      6/5/2000          -38.96%           N/A          N/A        -30.69%
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II              7/15/1999            0.79%           N/A          N/A          4.65%
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                            7/15/1999           -6.30%           N/A          N/A         -5.21%
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio                                     6/5/2000          -16.30%           N/A          N/A        -13.86%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                             6/5/2000          -27.86%           N/A          N/A        -22.27%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                           6/5/2000          -35.53%           N/A          N/A        -26.62%
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                 11/2/1998          -18.51%           N/A          N/A          1.73%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                   5/1/1997           -7.72%         -7.48%         N/A        -13.12%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                              5/1/1997          -24.76%         -4.18%         N/A         -2.28%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                         5/1/1997          -11.64%          0.16%         N/A          1.60%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                               5/1/1997          -24.69%          0.19%         N/A          1.24%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund                          7/15/1999          -27.57%           N/A          N/A        -16.99%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                            10/29/2001          -28.23%           N/A          N/A        -20.55%
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                         12/20/1999          -52.89%           N/A          N/A        -41.85%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                           2/1/1999          -21.73%           N/A          N/A          0.28%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small-Cap                                 5/1/1995          -20.38%          3.05%         N/A          9.73%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                  2/1/1999          -14.63%           N/A          N/A          7.54%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                  5/1/1995          -23.14%          0.82%         N/A         11.47%
----------------------------------------------------------------------------------------------------------------------------------

* The date that the subaccount was added to the Account.


The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

             AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002 FOR DEATH BENEFIT OPTION 3 CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
                                                               Inception                                                   Since
                    Subaccount                                   Date*           1 Year          5 Years     10 Years    Inception
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                         12/7/1994          -21.36%          4.18%         N/A          1.67%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                            10/29/2001          -17.74%           N/A          N/A        -10.81%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series              7/14/1997          -29.57%         -3.57%         N/A         -2.38%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series             10/29/2001          -30.85%           N/A          N/A        -22.78%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series            5/1/1995            3.49%          2.90%         N/A         10.86%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                        12/7/1994          -30.61%         -9.42%         N/A          0.92%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                8/15/2000          -34.30%           N/A          N/A        -31.71%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                           12/7/1994           -6.36%          1.93%         N/A          3.06%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series              12/7/1994            1.57%          2.39%         N/A          6.94%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                          3/2/1998          -27.95%           N/A          N/A          0.77%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                         12/20/1999            2.14%           N/A          N/A          4.49%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                           8/12/2002             N/A            N/A          N/A        -10.01%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                  8/12/2002             N/A            N/A          N/A         -5.85%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series             8/12/2002             N/A            N/A          N/A        -10.73%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                         8/12/2002             N/A            N/A          N/A         -8.76%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                          8/12/2002             N/A            N/A          N/A         -6.32%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                     8/12/2002             N/A            N/A          N/A         -0.86%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                    8/12/2002             N/A            N/A          N/A         -7.50%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                      8/12/2002             N/A            N/A          N/A         -6.75%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                    12/20/1999          -34.33%           N/A          N/A        -22.97%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                           10/29/2001          -26.90%           N/A          N/A        -20.84%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                     10/29/2001          -20.47%           N/A          N/A        -13.91%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                               12/20/1999          -22.00%           N/A          N/A        -11.10%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)Series                    8/15/2000          -42.41%           N/A          N/A        -45.10%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                      3/2/1998          -28.49%           N/A          N/A         -3.70%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                  12/7/1994          -18.38%          1.74%         N/A          6.78%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                11/20/2000          -21.05%           N/A          N/A        -12.05%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                 3/2/1998          -15.58%           N/A          N/A         -1.49%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series             11/20/2000          -15.57%           N/A          N/A          1.59%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                           3/2/1998          -37.72%           N/A          N/A         -2.01%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                         1/29/1996          -40.01%         -3.43%         N/A          0.93%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series         8/12/2002             N/A            N/A          N/A         -6.00%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                            3/30/2001          -30.19%           N/A          N/A        -20.17%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                  3/30/2001          -35.65%           N/A          N/A        -23.19%
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                      6/5/2000          -39.02%           N/A          N/A        -30.76%
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II              7/15/1999            0.69%           N/A          N/A          4.54%
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                            7/15/1999           -6.39%           N/A          N/A         -5.30%
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio                                     6/5/2000          -16.39%           N/A          N/A        -13.95%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                             6/5/2000          -27.93%           N/A          N/A        -22.35%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                           6/5/2000          -35.59%           N/A          N/A        -26.69%
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                 11/2/1998          -18.59%           N/A          N/A          1.61%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                   5/1/1997           -7.81%         -7.61%         N/A        -13.24%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                              5/1/1997          -24.83%         -4.29%         N/A         -2.40%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                         5/1/1997          -11.73%          0.08%         N/A          1.52%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                               5/1/1997          -24.77%          0.07%         N/A          1.11%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund                          7/15/1999          -27.64%           N/A          N/A        -17.07%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                            10/29/2001          -28.30%           N/A          N/A        -20.63%
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                         12/20/1999          -52.94%           N/A          N/A        -41.91%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                           2/1/1999          -21.81%           N/A          N/A          0.17%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small-Cap                                 5/1/1995          -20.46%          2.93%         N/A          9.59%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                  2/1/1999          -14.72%           N/A          N/A          7.42%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                  5/1/1995          -23.21%          0.70%         N/A         11.32%
----------------------------------------------------------------------------------------------------------------------------------

* The date that the subaccount was added to the Account.


The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, daily administrative fees, annual contract fee, mortality and expense risk charges, and deferred surrender charges of 7% and 4% deducted from redemptions after 1 and 5 years, respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

            ANNUAL TOTAL RETURN FOR DEATH BENEFIT OPTION 1 CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------------
                  Subaccount                    1993    1994    1995    1996     1997    1998     1999     2000     2001     2002
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                  37.16%  -0.89%   8.56%  17.53%   10.99%  26.73%    28.30% -16.57%  -24.73%  -15.57%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                                                                                  -11.70%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                                30.45%    17.74% -12.26%  -12.70%  -24.37%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                                                                   -25.74%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                            31.86%   20.91% -21.95%     3.80%  29.62%    5.66%   11.07%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                 18.57%   0.51%  29.65%  11.52%   19.94%  28.79%    28.50% -18.52%  -35.17%  -25.49%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                                                            -27.39%  -29.45%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                     1.90%   2.86%   4.70%   4.03%    4.19%   4.10%     3.85%   5.09%    2.88%    0.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income       14.83%  -6.38%  22.37%  11.35%   10.04%  -5.06%     4.47%   5.53%    5.13%    9.01%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                                                                     23.17%  31.00%  -18.70%  -22.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                                                               5.48%    6.27%    9.62%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                                                        -11.97%  -24.54%  -29.48%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                                                                 -21.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                                                                           -14.62%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                                    -6.40%   -6.83%  -16.26%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                                               -33.66%  -38.14%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                                                                 15.93%  -7.44%   -9.00%  -23.21%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation            9.96%  -2.33%  17.09%   8.02%   19.60%  19.66%    10.24%  -0.31%    0.95%  -12.37%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                                              -7.68%  -15.24%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                                           -11.13%  15.85%   21.88%   -9.37%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                                                           14.71%   -9.36%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                                                      44.28%  12.73%  -25.96%  -33.11%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                   16.06%  43.35%    53.57% -12.26%  -28.02%  -35.57%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap
Growth
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                       1.58%  34.47%  16.52%   12.49%  18.23%    43.32% -11.71%  -23.97%  -25.04%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                             3.10%  35.03%  13.98%   22.58%  31.22%    28.73% -15.41%  -13.35%  -30.89%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                               11.03%   18.61%  56.42%    76.47% -25.51%  -16.69%  -34.51%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                 7.74%   3.21%    7.55%   6.64%    -1.52%   9.99%    6.06%    8.07%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                              19.25%  13.22%   12.76%   1.73%     1.36%  -9.84%    0.47%    0.48%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio                                                                28.77%    23.04%  -7.54%  -13.16%  -10.24
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                       23.39%     3.25% -17.91%  -15.22%  -22.62%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                     38.13%    36.06% -11.86%  -18.47%  -30.83%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                       8.28%  11.45%    6.08%  -12.61%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                                    -30.06% -21.79%    51.87% -32.66%   -8.92%   -1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund               45.08%  -3.78%  13.97%  22.12%   12.44%   8.05%    22.10%  -3.24%  -16.76%  -19.30%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund          24.68%  -4.14%  21.11%  17.46%   14.18%   5.10%    21.41%  -0.85%  -10.76%   -5.25%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                32.48%  -3.39%  23.78%  20.98%   10.54%   0.03%    27.56%   6.22%   -2.20%  -19.22%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund                                                      20.46%    26.42% -17.40%  -25.37%  -22.30
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                        27.56%    19.31% -10.05%  -12.99%  -23.02%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                      -24.27%  -49.32%  -49.43%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                                       -2.46%  -27.28%  -16.06%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small-Cap                                          30.78%   -2.39%  15.24%   124.39% -28.50%  -21.98%  -14.61%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                               8.48%    8.11%   -8.45%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                           45.23%   28.20%   7.66%    23.92%  -8.98%   10.38%  -17.56%
-----------------------------------------------------------------------------------------------------------------------------------

   Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

                            THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

            ANNUAL TOTAL RETURN FOR DEATH BENEFIT OPTION 2 CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------------
                  Subaccount                    1993    1994    1995    1996     1997    1998     1999     2000     2001     2002
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                  36.68%  -1.23%   8.18%  17.12%   10.60%  26.29%   27.86%  -16.86%  -25.00%  -15.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                                                                                  -12.01%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                                29.99%   17.33%  -12.57%  -13.01%  -24.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                                                                   -26.00%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                            31.39%   20.49% -22.22%    3.45%   29.18%    5.28%   10.68%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                 18.16%   0.16%  29.20%  11.13%   19.53%  28.34%   28.04%  -18.81%  -35.41%  -25.75%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                                                            -27.65%  -29.70%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                     1.55%   2.50%   4.34%   3.66%    3.83%   3.74%    3.50%    4.73%    2.52%    0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income       14.43%  -6.71%  21.95%  10.96%    9.65%  -5.39%    4.11%    5.16%    4.76%    8.62%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                                                                    22.74%   30.55%  -18.99%  -22.91%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                                                               5.12%    5.90%    9.23%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                                                        -12.27%  -24.80%  -29.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                                                                 -21.79%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                                                                           -14.92%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                                    -6.73%   -7.16%  -16.56%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                                               -33.90%  -38.36%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                                                                15.56%   -7.77%   -9.32%  -23.48%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation            9.58%  -2.67%  16.68%   7.64%   19.18%  19.24%    9.90%   -0.66%    0.59%  -12.68%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                                              -8.02%  -15.54%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                                          -11.43%   15.46%   21.45%   -9.69%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small Cap Value                                                                           14.31%   -9.68%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                                                     43.79%   12.34%  -26.23%  -33.34%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                   15.66%  42.85%   53.08%  -12.57%  -28.28%  -35.79%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap
Growth
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                       1.23%  34.01%  16.11%   12.10%  17.82%   42.82%  -12.01%  -24.24%  -25.30%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                             2.75%  34.56%  13.58%   22.15%  30.76%   28.29%  -15.71%  -13.66%  -31.13%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                               10.63%   18.19%  55.87%   75.85%  -25.77%  -16.99%  -34.74%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                 7.37%   2.85%    7.18%   6.27%   -1.87%    9.61%    5.69%    7.68%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                              18.83%  12.83%   12.36%   1.37%    1.01%  -10.15%    0.11%    0.12%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio                                                               28.32%   22.61%   -7.87%  -13.46%  -10.56%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                       22.96%    2.89%  -18.21%  -15.52%  -22.89%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                     37.65%   35.58%  -12.17%  -18.76%  -31.07%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                      7.90%   11.07%    5.71%  -12.91%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                                    -30.31% -22.07%   51.36%  -32.90%   -9.24%   -1.40%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund               44.58%  -4.11%  13.57%  21.69%   12.05%   7.67%   21.68%   -3.58%  -17.05%  -19.58%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund          24.24%  -4.48%  20.69%  17.05%   13.78%   4.73%   20.99%   -1.19%  -11.08%   -5.58%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                32.02%  -3.73%  23.35%  20.56%   10.16%  -0.32%   27.16%    5.85%   -2.55%  -19.51%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund                                                     20.04%   25.98%  -17.69%  -25.64%  -22.58%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                        27.12%   18.89%  -10.36%  -13.30%  -23.29%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                      -24.54%  -49.50%  -49.61%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                                       -2.80%  -27.54%  -16.35%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small-Cap                                          30.32%   -2.74%  14.83%  123.65%  -28.75%  -22.26%  -14.91%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                               8.10%    7.72%   -8.77%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                           44.72%   27.76%   7.29%   23.50%   -9.30%    9.99%  -17.85%
-----------------------------------------------------------------------------------------------------------------------------------

   Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

                            THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

            Annual Total Return for Death Benefit Option 3 Contracts

-----------------------------------------------------------------------------------------------------------------------------------
                  Subaccount                    1993    1994    1995    1996     1997    1998     1999     2000     2001     2002
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                  36.47%  -1.38%   8.02%  16.94%   10.44%  26.10%   27.67%  -16.94%  -25.08%  -15.96%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                                                                                  -12.10%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                                29.80%   17.18%  -12.66%  -13.10%  -24.72%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                                                                   -26.08%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                            31.20%   20.31% -22.34%    3.30%   29.05%    5.18%   10.57%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                 17.98%   0.01%  29.01%  10.96%   19.35%  28.15%   27.87%  -18.89%  -35.48%  -25.83%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                                                            -27.73%  -29.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                     1.39%   2.35%   4.18%   3.51%    3.67%   3.58%    3.34%    4.62%    2.41%    0.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income       14.37%  -6.73%  21.89%  10.91%    9.60%  -5.44%    4.04%    5.05%    4.65%    8.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                                                                    22.55%   30.42%  -19.07%  -22.99%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                                                               5.01%    5.79%    9.12%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                                                        -12.36%  -24.88%  -29.80%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                                                                 -21.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                                                                           -15.01%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                                    -6.82%   -7.26%  -16.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                                               -33.93%  -38.42%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                                                                15.36%   -7.86%   -9.41%  -23.56%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation            9.41%  -2.82%  16.51%   7.48%   19.01%  19.06%    9.71%   -0.75%    0.49%  -12.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                                              -8.09%  -15.62%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                                          -11.49%   15.32%   21.32%   -9.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                                                           14.20%   -9.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                                                     43.64%   12.27%  -26.30%  -33.41%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                   15.48%  42.64%   52.84%  -12.66%  -28.35%  -35.86%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap
Growth
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                       1.13%  33.87%  15.99%   11.98%  17.70%   42.68%  -12.10%  -24.32%  -25.38%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                             2.64%  34.43%  13.47%   22.03%  30.63%   28.16%  -15.79%  -13.74%  -31.20%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                               10.52%   18.07%  55.72%   75.68%  -25.85%  -17.07%  -34.80%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                 7.21%   2.69%    7.02%   6.11%   -2.01%    9.51%    5.58%    7.58%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                              18.77%  12.77%   12.31%   1.32%    0.94%  -10.23%    0.01%    0.02%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio                                                               28.20%   22.48%   -7.96%  -13.55%  -10.65%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                       22.84%    2.79%  -18.29%  -15.60%  -22.97%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                     37.51%   35.45%  -12.26%  -18.84%  -31.14%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                      7.73%   10.96%    5.60%  -13.00%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                                    -30.41% -22.18%   50.99%  -32.95%   -9.33%   -1.49%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund               44.36%  -4.26%  13.40%  21.51%   11.88%   7.51%   21.50%   -3.68%  -17.14%  -19.66%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund          24.18%  -4.52%  20.63%  16.99%   13.74%   4.68%   20.91%   -1.29%  -11.17%   -5.68%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                31.82%  -3.87%  23.17%  20.37%    9.99%  -0.47%   26.97%    5.74%   -2.65%  -19.59%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund                                                     19.86%   25.80%% -17.74%  -25.71%  -22.66%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                        26.99%   18.77%  -10.45%  -13.39%  -23.37%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                      -24.62%  -49.56%  -49.66%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                                       -2.89%  -27.62%  -16.44%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small-Cap                                          30.12%   -2.88%  14.66%  123.32%  -28.82%  -22.34%  -15.00%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                               8.00%    7.61%   -8.87%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                           44.50%   27.57%   7.12%   23.32%   -9.39%    9.88%  -17.93%
-----------------------------------------------------------------------------------------------------------------------------------
   Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

                            THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

CALCULATION OF YIELD AND RETURN
--------------------------------------------------------------------------------

    Yield of the Phoenix-Goodwin Money Market Subaccount. We calculate the yield of the Phoenix-Goodwin Money Market Subaccount for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

    The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

    The yield/return calculations include a mortality and expense risk charge equal to either .775% (Option 1), 1.125% (Option 2) or 1.225% (Option 3) on an annual basis, and a daily administrative fee equal to 0.125% on an annual basis.

    The Phoenix-Goodwin Money Market Subaccount return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the subaccount.

    We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculations:

    The following examples of a return/yield calculations for the Phoenix-Goodwin Money Market Subaccount were based on the 7-day period ending December 31, 2002:


DEATH BENEFIT OPTION 1 CONTRACTS
Value of hypothetical pre-existing account with
  exactly one Unit at the beginning of the period:................       $1.000000
Value of the same account (excluding capital
  changes) at the end of the 7-day period:........................        1.000029
Calculation:
  Ending account value............................................        1.000029
  Less beginning account value....................................        1.000000
  Net change in account value.....................................        0.000029
Base period return:
  (net change/beginning account value)............................        0.000029
Current yield = return x (365/7) =................................            0.15%
Effective yield = [(1 + return)(365/7)] - 1 =.....................            0.15%

DEATH BENEFIT OPTION 2 CONTRACTS
Value of hypothetical pre-existing account with
   exactly one unit at the beginning of the period:...............       $1.000000
Value of the same account (excluding capital
   changes) at the end of the 7-day period:.......................        0.999961
Calculation:
   Ending account value...........................................        0.999961
   Less beginning account value...................................        1.000000
   Net change in account value....................................       -0.000039
Base period return:
   (net change/beginning account value)...........................       -0.000039
Current yield = return x (365/7) =................................           -0.20%
Effective yield = [(1 + return)(365/7)] - 1 =.....................           -0.20%

DEATH BENEFIT OPTION 3 CONTRACTS
Value of hypothetical pre-existing account with
   exactly one unit at the beginning of the period:...............       $1.000000
Value of the same account (excluding capital
   changes) at the end of the 7-day period:.......................        0.999942
Calculation:
   Ending account value...........................................        0.999942
   Less beginning account value...................................        1.000000
   Net change in account value....................................       -0.000058
Base period return:
   (net change/beginning account value)...........................       -0.000058
Current yield = return x (365/7) =................................           -0.31%
Effective yield = [(1 + return)(365/7)] - 1 =.....................           -0.30%


    Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

    Calculation of Total Return. Total return measures the change in value of a subaccount investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1) We assume a hypothetical $1,000 initial investment in the subaccount;


(2) We determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charges are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3) We divide this value by the initial $1,000 investment, resulting in ratio of the ending redeemable value to the initial value for that period;

(4) To get the average annual total return we take the nth root of the ratio from step (3), where n equals the number of years in that period (e.g., 1, 5, 10), and subtract one.

   The formula in mathematical terms is:

R = ((ERV / II)(1/n)) - 1

Where:

    II       =     a hypothetical initial payment of $1,000


    R        =     average annual total return for the period

    n        =     number of years in the period

    ERV      =     ending redeemable value of the hypothetical
                   $1,000 for the period [see (2) and (3) above]

    We normally calculate total return for 1-year, 5-year and 10-year periods for each subaccount. If a subaccount has not been available for at least
10 years, we will provide total returns for other relevant periods.

PERFORMANCE INFORMATION
    Advertisements, sales literature and other communications may contain information about a series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

    The Dow Jones Industrial Average(SM)(1)
    First Boston High Yield Index
    Salomon Brothers Corporate Index
    Salomon Brothers Government Bond Index
    The Standard & Poor's 500 Index (S&P 500)(2)

    Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by organizations such as:

    Lipper Analytical Services
    Morningstar, Inc.
    Thomson Financial

    A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in publications such as:

    Barron's
    Business Week
    Changing Times
    Consumer Reports
    Financial Planning
    Financial Services Weekly
    Forbes
    Fortune
    Investor's Business Daily
    Money
    Personal Investor
    The New York Times
    Registered Representative
    U.S. News and World Report
    The Wall Street Journal

    A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.


    The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indices include, but are not limited to:


    The Dow Jones Industrial Average(SM)(1)
    First Boston High Yield Index
    Salomon Brothers Corporate Index
    Salomon Brothers Government Bond Index
    The S&P 500(2)

CALCULATION OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------

    See your prospectus in the section titled "The Annuity Period" for a description of the annuity options.

    You may elect a payment option by written request as described in your prospectus. If you do not elect an option, amounts held under the contract will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) on the maturity date. You may not change your election after the first annuity payment.

FIXED ANNUITY PAYMENTS
--------------------------------------------------------------------------------

    Fixed annuity payments are determined by the total dollar value for all subaccounts' accumulation units, all amounts held in the GIA and the MVA Account. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected. The guaranteed annuity payment rates will be no less favorable than the following:

    Under Options A, B, D, E and F rates are based on the a-49 Annuity Table(4) projected to 1985 with Projection Scale B. We use an interest rate of 3-3/8% for 5- and 10-year certain periods under Option A, for the 10-year certain period under Option F, and for Option E; an interest rate of 3-1/4% for the 20-year certain period under Options A and F; an interest rate of 3-1/2% under Options B and D. Under Options G and H, the guaranteed interest rate is 3%.

    It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

VARIABLE ANNUITY PAYMENTS


    Under all variable annuity payment options except Option L, the first payment is based on an assumed annual investment rate of 4-1/2%. All subsequent payments may be higher or lower depending on investment experience of the subaccounts.

    Under Options I, J, K, M and N, we determine the first payment by multiplying the amounts held under the selected option in each subaccount by the applicable annuity payment option rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants. The first payment equals the total of such amounts determined for each subaccount. We determine future payments under these options by multiplying the contract value in each subaccount (Number of Annuity Units times the Annuity Unit Value) by the applicable annuity payment option rate on the payment calculation date. The payment will equal the sum of the amounts provided by each subaccount investment.

    Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

    Under Options I, J, M and N, the applicable options rate used to determine the first payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)(4) projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed investment rate. Under Option K, the rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

    We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the subaccounts. See your prospectus in the section titled "Deductions and Charges." Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

EXPERTS
--------------------------------------------------------------------------------


     The financial statements of PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Death Benefit Option 1)), PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Death Benefit Option 2)) and PHL Variable Accumulation Account (The Phoenix Edge(R) - VA (Death Benefit Option 3)) at December 31, 2002, and the results of their operations and the changes in their net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel, and Brian A. Giantonio, Counsel, PHL Variable Insurance Company, have provided advice on certain matters relating to the federal securities, state regulations and income tax laws in connection with the contracts described in this prospectus.


____________________

(1) The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted(3) index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

(2) The S&P 500 is a market-value weighted(3) index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

(3) Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

4 The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

--------------------------------------------------------------------------------
                                                  [LOGO OF PHOENIX] PHOENIX
                                                     WEALTH MANAGEMENT(R)


             THE
             PHOENIX
               EDGE(R)-VA


           V A R I A B L E   A N N U I T Y   A N N U A L   R E P O R T

                 PHL VARIABLE ACCUMULATION ACCOUNT
                 DECEMBER 31, 2002

                                                              DEATH BENEFIT
                                                                 OPTION 1
--------------------------------------------------------------------------------
VA0217AR1 (c)2003 The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                          PHOENIX-         PHOENIX-                         PHOENIX-ALLIANCE/
                                         ABERDEEN        ABERDEEN NEW       PHOENIX-AIM         BERNSTEIN
                                       INTERNATIONAL         ASIA         MID-CAP EQUITY     GROWTH + VALUE
                                        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                       -------------     ------------     --------------    -----------------
ASSETS
   Investment at cost                  $   7,536,551     $    600,002     $      859,570     $     1,121,515
                                       =============     ============     ==============     ===============
   Investment at market                $   4,408,317     $    561,686     $      879,755     $       890,579
                                       -------------     ------------     --------------     ---------------
      Total assets                         4,408,317          561,686            879,755             890,579
LIABILITIES
   Accrued expenses                            3,527              517                717                 677
                                       -------------     ------------     --------------     ---------------
NET ASSETS                             $   4,404,790     $    561,169     $      879,038     $       889,902
                                       =============     ============     ==============     ===============
Accumulation units outstanding             3,512,460          274,064            467,846             560,686
                                       =============     ============     ==============     ===============
Unit value                             $    1.254047     $   2.047586     $     1.878906     $      1.587130
                                       =============     ============     ==============     ===============

                                                           PHOENIX-
                                                           DEUTSCHE      PHOENIX-DUFF &       PHOENIX-
                                          PHOENIX-        NASDAQ-100      PHELPS REAL         ENGEMANN
                                       DEUTSCHE DOW 30     INDEX(R)    ESTATE SECURITIES   CAPITAL GROWTH
                                         SUBACCOUNT       SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
                                       ---------------    ----------   -----------------   --------------
ASSETS
   Investment at cost                  $   2,840,679     $    888,531     $    3,156,511     $    24,475,172
                                       =============     ============     ==============     ===============
   Investment at market                $   2,240,405     $    573,911     $    3,652,746     $    10,472,715
                                       -------------     ------------     --------------     ---------------
      Total assets                         2,240,405          573,911          3,652,746          10,472,715
LIABILITIES
   Accrued expenses                            1,828              470              2,959               8,564
                                       -------------     ------------     --------------     ---------------
NET ASSETS                             $   2,238,577     $    573,441     $    3,649,787     $    10,464,151
                                       =============     ============     ==============     ===============
Accumulation units outstanding             1,526,936        1,116,920          1,118,110          10,977,008
                                       =============     ============     ==============     ===============
Unit value                             $    1.466058     $   0.513413     $     3.264248     $      0.953279
                                       =============     ============     ==============     ===============

                                          PHOENIX-                           PHOENIX-
                                       ENGEMANN SMALL       PHOENIX-      GOODWIN MULTI-
                                         & MID-CAP       GOODWIN MONEY    SECTOR FIXED     PHOENIX-HOLLISTER
                                          GROWTH             MARKET          INCOME           VALUE EQUITY
                                         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                       --------------    -------------    --------------   -----------------
ASSETS
   Investment at cost                  $   2,104,950    $  10,562,961     $    6,396,649     $    11,350,748
                                       =============    =============     ==============     ===============
   Investment at market                $   1,259,987    $  10,562,961     $    6,358,017     $     7,903,547
                                       -------------    -------------     --------------     ---------------
      Total assets                         1,259,987       10,562,961          6,358,017           7,903,547
LIABILITIES
   Accrued expenses                            1,068            8,405              5,038               6,319
                                       -------------    -------------     --------------     ---------------
NET ASSETS                             $   1,258,919    $  10,554,556     $    6,352,979     $     7,897,228
                                       =============    =============     ==============     ===============
Accumulation units outstanding             1,569,466        4,779,475          2,551,105           3,893,657
                                       =============    =============     ==============     ===============
Unit value                             $    0.802132    $    2.208309     $     2.490285     $      2.028229
                                       =============    =============     ==============     ===============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                         PHOENIX-J.P.
                                           MORGAN
                                          RESEARCH       PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-KAYNE
                                       ENHANCED INDEX   FLEXIBLE INCOME      GROWTH         LARGE-CAP CORE
                                         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
                                       --------------   ---------------   -------------     --------------
ASSETS
   Investment at cost                  $   4,960,269    $   5,259,676     $  15,708,285     $       68,439
                                       =============    =============     =============     ==============
   Investment at market                $   3,124,187    $   5,518,525     $   8,442,675     $       65,487
                                       -------------    -------------     -------------     --------------
      Total assets                         3,124,187        5,518,525         8,442,675             65,487
LIABILITIES
   Accrued expenses                            2,544            4,316             6,921                 49
                                       -------------    -------------     -------------     --------------
NET ASSETS                             $   3,121,643    $   5,514,209     $   8,435,754     $       65,438
                                       =============    =============     =============     ==============
Accumulation units outstanding             2,503,633        2,252,458         8,893,972             34,007
                                       =============    =============     =============     ==============
Unit value                             $    1.246846    $    2.448085     $    0.948480     $     1.924229
                                       =============    =============     =============     ==============

                                       PHOENIX-KAYNE   PHOENIX-LAZARD
                                         SMALL-CAP     INTERNATIONAL     PHOENIX-LAZARD     PHOENIX-LAZARD
                                       QUALITY VALUE   EQUITY SELECT    SMALL-CAP VALUE     U.S. MULTI-CAP
                                         SUBACCOUNT      SUBACCOUNT       SUBACCOUNT          SUBACCOUNT
                                       -------------   --------------   ---------------     --------------
ASSETS
   Investment at cost                  $      14,873   $       18,020     $      20,392     $          991
                                       =============   ==============     =============     ==============
   Investment at market                $      14,525   $       18,258     $      19,427     $        1,000
                                       -------------   --------------     -------------     --------------
      Total assets                            14,525           18,258            19,427              1,000
LIABILITIES
   Accrued expenses                                7               14                15                  1
                                       -------------   --------------     -------------     --------------
NET ASSETS                             $      14,518   $       18,244     $      19,412     $          999
                                       =============   ==============     =============     ==============
Accumulation units outstanding                 7,212            9,558             9,951                499
                                       =============   ==============     =============     ==============
Unit value                             $    2.013063   $     1.908870     $    1.950822     $     2.003056
                                       =============   ==============     =============     ==============

                                       PHOENIX-LORD      PHOENIX-LORD       PHOENIX-LORD       PHOENIX-MFS
                                       ABBETT BOND-    ABBETT LARGE-CAP    ABBETT MID-CAP   INVESTORS GROWTH
                                        DEBENTURE           VALUE              VALUE             STOCK
                                        SUBACCOUNT       SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                       ------------    ----------------    --------------   ----------------
ASSETS
   Investment at cost                  $      50,696   $       66,718     $     106,236     $      441,601
                                       =============   ==============     =============     ==============
   Investment at market                $      51,959   $       66,781     $     108,568     $      403,693
                                       -------------   --------------     -------------     --------------
      Total assets                            51,959           66,781           108,568            403,693
LIABILITIES
   Accrued expenses                               34               54                83                322
                                       -------------   --------------     -------------     --------------
NET ASSETS                             $      51,925   $       66,727     $     108,485     $      403,371
                                       =============   ==============     =============     ==============
Accumulation units outstanding                24,524           33,736            54,410            263,760
                                       =============   ==============     =============     ==============
Unit value                             $    2.119874   $     1.977903     $    1.993820     $     1.529309
                                       =============   ==============     =============     ==============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                               PHOENIX-
                                                                               PHOENIX-        OAKHURST
                                         PHOENIX-MFS       PHOENIX-MFS     OAKHURST GROWTH     STRATEGIC
                                       INVESTORS TRUST        VALUE          AND INCOME        ALLOCATION
                                         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                       ---------------     -----------     ---------------    ------------
ASSETS
   Investment at cost                  $       184,282     $ 2,604,464     $    10,674,959    $ 17,280,584
                                       ===============     ===========     ===============    ============
   Investment at market                $       171,971     $ 2,377,634     $     7,290,647    $ 14,615,149
                                       ---------------     -----------     ---------------    ------------
      Total assets                             171,971       2,377,634           7,290,647      14,615,149
LIABILITIES
   Accrued expenses                                132           1,898               5,906          11,779
                                       ---------------     -----------     ---------------    ------------
NET ASSETS                             $       171,839     $ 2,375,736     $     7,284,741    $ 14,603,370
                                       ===============     ===========     ===============    ============
Accumulation units outstanding                 105,165       1,317,927           5,185,969       7,558,970
                                       ===============     ===========     ===============    ============
Unit value                             $      1.633976     $  1.802630     $      1.404702    $   1.931926
                                       ===============     ===========     ===============    ============

                                       PHOENIX-SANFORD     PHOENIX-SANFORD    PHOENIX-SANFORD
                                       BERNSTEIN GLOBAL    BERNSTEIN MID-     BERNSTEIN SMALL-    PHOENIX-SENECA
                                            VALUE             CAP VALUE          CAP VALUE        MID-CAP GROWTH
                                         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                       ----------------    ---------------    ----------------    --------------
ASSETS
   Investment at cost                  $        442,136    $     4,257,950    $      4,478,230    $    9,717,810
                                       ================    ===============    ================    ==============
   Investment at market                $        369,795    $     3,868,448    $      3,878,489    $    4,870,050
                                       ----------------    ---------------    ----------------    --------------
      Total assets                              369,795          3,868,448           3,878,489         4,870,050
LIABILITIES
   Accrued expenses                                 273              3,097               3,017             3,992
                                       ----------------    ---------------    ----------------    --------------
NET ASSETS                             $        369,522    $     3,865,351    $      3,875,472    $    4,866,058
                                       ================    ===============    ================    ==============
Accumulation units outstanding                  241,114          1,494,248           1,723,827         3,145,511
                                       ================    ===============    ================    ==============
Unit value                             $       1.532567    $      2.586820    $       2.248179    $     1.546985
                                       ================    ===============    ================    ==============

                                                           PHOENIX-STATE
                                                          STREET RESEARCH       PHOENIX-VAN
                                        PHOENIX-SENECA       SMALL-CAP          KAMPEN FOCUS     AIM V.I. CAPITAL
                                       STRATEGIC THEME        GROWTH               EQUITY          APPRECIATION
                                          SUBACCOUNT        SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
                                       ---------------    ----------------    ----------------    --------------
ASSETS
   Investment at cost                  $    10,732,445    $          5,281    $        803,730    $      223,253
                                       ===============    ================    ================    ==============
   Investment at market                $     3,777,009    $          5,069    $        450,442    $      180,305
                                       ---------------    ----------------    ----------------    --------------
      Total assets                           3,777,009               5,069             450,442           180,305
LIABILITIES
   Accrued expenses                              3,146                   4                 352               115
                                       ---------------    ----------------    ----------------    --------------
NET ASSETS                             $     3,773,863    $          5,065    $        450,090    $      180,190
                                       ===============    ================    ================    ==============
Accumulation units outstanding               3,532,260               2,519             442,451           135,400
                                       ===============    ================    ================    ==============
Unit value                             $      1.068399    $       2.009913    $       1.017261    $     1.330799
                                       ===============    ================    ================    ==============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                                             FEDERATED FUND
                                                           ALGER AMERICAN        FOR U.S.       FEDERATED HIGH
                                       AIM V.I. PREMIER       LEVERAGED        GOVERNMENT         INCOME BOND
                                            EQUITY             ALLCAP         SECURITIES II         FUND II
                                          SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                       ----------------    --------------    ---------------    --------------
ASSETS
   Investment at cost                  $        729,273    $    2,697,928    $    12,391,790    $    2,773,800
                                       ================    ==============    ===============    ==============
   Investment at market                $        539,340    $    1,846,678    $    13,240,410    $    2,443,132
                                       ----------------    --------------    ---------------    --------------
      Total assets                              539,340         1,846,678         13,240,410         2,443,132
LIABILITIES
   Accrued expenses                                 423             1,406             10,449             1,841
                                       ----------------    --------------    ---------------    --------------
NET ASSETS                             $        538,917    $    1,845,272    $    13,229,961    $    2,441,291
                                       ================    ==============    ===============    ==============
Accumulation units outstanding                  439,078         2,202,602          5,187,825         1,316,098
                                       ================    ==============    ===============    ==============
Unit value                             $       1.227383    $     0.837769    $      2.550194    $     1.854946
                                       ================    ==============    ===============    ==============

                                                             VIP GROWTH                      MUTUAL SHARES
                                       VIP CONTRAFUND(R)    OPPORTUNITIES     VIP GROWTH      SECURITIES
                                          SUBACCOUNT          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                       -----------------    -------------    ------------    -------------
ASSETS
   Investment at cost                  $       2,638,882    $     487,188    $  4,508,735    $   2,088,624
                                       =================    =============    ============    =============
   Investment at market                $       2,475,796    $     395,851    $  3,603,572    $   1,819,449
                                       -----------------    -------------    ------------    -------------
      Total assets                             2,475,796          395,851       3,603,572        1,819,449
LIABILITIES
   Accrued expenses                                1,923              358           2,938            1,386
                                       -----------------    -------------    ------------    -------------
NET ASSETS                             $       2,473,873    $     395,493    $  3,600,634    $   1,818,063
                                       =================    =============    ============    =============
Accumulation units outstanding                 1,681,936          349,645       3,755,437          871,565
                                       =================    =============    ============    =============
Unit value                             $        1.472338    $    1.131126    $   0.958779    $    2.085973
                                       =================    =============    ============    =============

                                        TEMPLETON
                                       DEVELOPING         TEMPLETON           TEMPLETON        TEMPLETON
                                        MARKETS            FOREIGN           GLOBAL ASSET       GROWTH
                                       SECURITIES         SECURITIES          ALLOCATION      SECURITIES
                                       SUBACCOUNT         SUBACCOUNT          SUBACCOUNT      SUBACCOUNT
                                       ----------        ------------        ------------    -------------
ASSETS
   Investment at cost                  $  494,046        $  5,783,166        $    504,797    $   3,883,166
                                       ==========        ============        ============    =============
   Investment at market                $  366,047        $  4,079,890        $    396,016    $   2,908,058
                                       ----------        ------------        ------------    -------------
      Total assets                        366,047           4,079,890             396,016        2,908,058
LIABILITIES
   Accrued expenses                           321               3,282                 266            2,352
                                       ----------        ------------        ------------    -------------
NET ASSETS                             $  365,726        $  4,076,608        $    395,750    $   2,905,706
                                       ==========        ============        ============    =============
Accumulation units outstanding            247,529           2,841,143             214,268        1,517,466
                                       ==========        ============        ============    =============
Unit value                             $ 1.477507        $   1.434848        $   1.846982    $    1.914842
                                       ==========        ============        ============    =============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                         SCUDDER VIT
                                       EAFE(R) EQUITY      SCUDDER VIT                       WANGER FOREIGN
                                           INDEX         EQUITY 500 INDEX      TECHNOLOGY         FORTY
                                         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                       --------------    ----------------    --------------  --------------
ASSETS
   Investment at cost                  $    1,918,159    $      2,050,260    $    5,078,571    $  2,313,181
                                       ==============    ================    ==============    ============
   Investment at market                $    1,396,079    $      1,999,188    $      998,433    $  1,322,287
                                       --------------    ----------------    --------------    ------------
      Total assets                          1,396,079           1,999,188           998,433       1,322,287
LIABILITIES
   Accrued expenses                             1,600               1,576               734           1,004
                                       --------------    ----------------    --------------    ------------
NET ASSETS                             $    1,394,479    $      1,997,612    $      997,699    $  1,321,283
                                       ==============    ================    ==============    ============
Accumulation units outstanding              1,255,478           1,218,795         2,541,191         724,347
                                       ==============    ================    ==============    ============
Unit value                             $     1.110715    $       1.639006    $     0.392611    $   1.824102
                                       ==============    ================    ==============    ============

                                          WANGER                             WANGER U.S.
                                       INTERNATIONAL                          SMALLER
                                         SMALL CAP       WANGER TWENTY       COMPANIES
                                        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                       -------------     -------------      -------------
ASSETS
   Investment at cost                  $  12,200,898     $   1,111,645      $  13,453,672
                                       =============     =============      =============
   Investment at market                $   5,763,914     $   1,167,581      $  12,283,771
                                       -------------     -------------      -------------
      Total assets                         5,763,914         1,167,581         12,283,771
LIABILITIES
   Accrued expenses                            4,551               948              9,907
                                       -------------     -------------      -------------
NET ASSETS                             $   5,759,363     $   1,166,633      $  12,273,864
                                       =============     =============      =============
Accumulation units outstanding             3,812,233           473,442          6,419,381
                                       =============     =============      =============
Unit value                             $    1.510758     $    2.464155      $    1.911988
                                       =============     =============      =============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                PHOENIX-        PHOENIX-                        PHOENIX-ALLIANCE/
                                                                ABERDEEN      ABERDEEN NEW     PHOENIX-AIM          BERNSTEIN
                                                             INTERNATIONAL       ASIA         MID-CAP EQUITY     GROWTH + VALUE
                                                               SUBACCOUNT      SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                             -------------    ------------    --------------    -----------------
Investment income
     Distributions                                           $      55,277    $     15,916    $          -      $           4,230
Expenses
     Mortality, expense risk and administrative charges             47,469           6,103             2,367                7,085
                                                             -------------    ------------    --------------    -----------------
Net investment income (loss)                                         7,808           9,813            (2,367)              (2,855)
                                                             -------------    ------------    --------------    -----------------
Net realized gain (loss) from share transactions                   (97,215)         (4,719)              136               (3,002)
Net realized gain distribution from Fund                               -               -                 110                  -
Net unrealized appreciation (depreciation) on investment          (797,745)         18,472            19,214             (233,411)
                                                             -------------    ------------    --------------    -----------------
Net gain (loss) on investment                                     (894,960)         13,753            19,460             (236,413)
Net increase (decrease) in net assets resulting from
   operations                                                $    (887,152)   $     23,566    $       17,093    $        (239,268)
                                                             =============    ============    ==============    =================

                                                                                 PHOENIX-
                                                                                 DEUTSCHE      PHOENIX-DUFF &         PHOENIX-
                                                                 PHOENIX-       NASDAQ-100       PHELPS REAL          ENGEMANN
                                                             DEUTSCHE DOW 30     INDEX(R)     ESTATE SECURITIES    CAPITAL GROWTH
                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT          SUBACCOUNT
                                                             ---------------    ----------    -----------------   ---------------
Investment income
     Distributions                                           $        34,197    $      -      $         117,678   $           -
Expenses
     Mortality, expense risk and administrative charges               25,561         5,270               27,432           114,342
                                                             ---------------    ----------    -----------------   ---------------
Net investment income (loss)                                           8,636        (5,270)              90,246          (114,342)
                                                             ---------------    ----------    -----------------   ---------------
Net realized gain (loss) from share transactions                    (159,111)       (5,068)              (2,182)         (691,162)
Net realized gain distribution from Fund                               6,018           -                 20,216               -
Net unrealized appreciation (depreciation) on investment            (447,108)     (296,258)             159,551        (3,414,900)
                                                             ---------------    ----------    -----------------   ---------------
Net gain (loss) on investment                                       (600,201)     (301,326)             177,585        (4,106,062)
Net increase (decrease) in net assets resulting from
   operations                                                $      (591,565)   $ (306,596)   $         267,831   $    (4,220,404)
                                                             ===============    ==========    =================   ===============

                                                                PHOENIX-                          PHOENIX-
                                                             ENGEMANN SMALL      PHOENIX-      GOODWIN MULTI-
                                                                & MID-CAP      GOODWIN MONEY    SECTOR FIXED    PHOENIX-HOLLISTER
                                                                 GROWTH           MARKET          INCOME           VALUE EQUITY
                                                               SUBACCOUNT        SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
                                                             --------------    -------------   --------------   -----------------
Investment income
     Distributions                                           $          -      $     159,390   $      436,731   $          84,573
Expenses
     Mortality, expense risk and administrative charges              13,342          101,977           55,994              86,411
                                                             --------------    -------------   --------------   -----------------
Net investment income (loss)                                        (13,342)          57,413          380,737              (1,838)
                                                             --------------    -------------   --------------   -----------------
Net realized gain (loss) from share transactions                   (102,728)             -             11,797            (320,396)
Net realized gain distribution from Fund                                -                -                -                   -
Net unrealized appreciation (depreciation) on investment           (488,534)             -            144,956          (2,275,098)
                                                             --------------    -------------   --------------   -----------------
Net gain (loss) on investment                                      (591,262)             -            156,753          (2,595,494)
Net increase (decrease) in net assets resulting from
   operations                                                $     (604,604)   $      57,413   $      537,490   $      (2,597,332)
                                                             ==============    =============   ==============   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                              PHOENIX-J.P.
                                                                 MORGAN
                                                                RESEARCH        PHOENIX-JANUS     PHOENIX-JANUS     PHOENIX-KAYNE
                                                             ENHANCED INDEX    FLEXIBLE INCOME       GROWTH        LARGE-CAP CORE
                                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT(3)
                                                             --------------    ---------------    -------------    --------------
Investment income
     Distributions                                           $       31,025    $       216,688    $         -      $          122
Expenses
     Mortality, expense risk and administrative charges              30,020             42,619           99,789                71
                                                             --------------    ---------------    -------------    --------------
Net investment income (loss)                                          1,005            174,069          (99,789)               51
                                                             --------------    ---------------    -------------    --------------
Net realized gain (loss) from share transactions                    (48,027)             2,293       (1,127,246)               (1)
Net realized gain distribution from Fund                                -               17,876              -                 -
Net unrealized appreciation (depreciation) on investment           (923,652)           255,529       (3,422,386)           (2,952)
                                                             --------------    ---------------    -------------    --------------
Net gain (loss) on investment                                      (971,679)           275,698       (4,549,632)           (2,953)
Net increase (decrease) in net assets resulting from
   operations                                                $     (970,674)   $       449,767    $  (4,649,421)   $       (2,902)
                                                             ==============    ===============    =============    ==============

                                                             PHOENIX-KAYNE     PHOENIX-LAZARD
                                                               SMALL-CAP        INTERNATIONAL     PHOENIX-LAZARD     PHOENIX-LAZARD
                                                             QUALITY VALUE      EQUITY SELECT    SMALL-CAP VALUE     U.S. MULTI-CAP
                                                              SUBACCOUNT(5)     SUBACCOUNT(1)     SUBACCOUNT(2)      SUBACCOUNT(3)
                                                             --------------    --------------    ----------------    --------------
Investment income
     Distributions                                           $           78    $         -       $             17    $            3
Expenses
     Mortality, expense risk and administrative charges                   7                35                  36                 3
                                                             --------------    --------------    ----------------    --------------
Net investment income (loss)                                             71               (35)                (19)              -
                                                             --------------    --------------    ----------------    --------------
Net realized gain (loss) from share transactions                        -                 -                    (7)              -
Net realized gain distribution from Fund                                 44               -                   -                 -
Net unrealized appreciation (depreciation) on investment               (348)              238                (965)                9
                                                             --------------    --------------    ----------------    --------------
Net gain (loss) on investment                                          (304)              238                (972)                9
Net increase (decrease) in net assets resulting from
   operations                                                $         (233)   $          203    $           (991)   $            9
                                                             ==============    ==============    ================    ==============

                                                             PHOENIX-LORD      PHOENIX-LORD      PHOENIX-LORD        PHOENIX-MFS
                                                             ABBETT BOND-    ABBETT LARGE-CAP   ABBETT MID-CAP    INVESTORS GROWTH
                                                               DEBENTURE          VALUE             VALUE              STOCK
                                                             SUBACCOUNT(4)     SUBACCOUNT(1)      SUBACCOUNT(2)      SUBACCOUNT
                                                             -------------   ----------------    --------------   -----------------
Investment income
     Distributions                                           $         884   $            131    $          298   $             -
Expenses
     Mortality, expense risk and administrative charges                 90                112               176               1,498
                                                             -------------   ----------------    --------------   -----------------
Net investment income (loss)                                           794                 19               122              (1,498)
                                                             -------------   ----------------    --------------   -----------------
Net realized gain (loss) from share transactions                         4                 (3)               (3)             (1,039)
Net realized gain distribution from Fund                                80                -                   -                  16
Net unrealized appreciation (depreciation) on investment             1,263                 63             2,332             (38,110)
                                                             -------------   ----------------    --------------   -----------------
Net gain (loss) on investment                                        1,347                 60             2,329             (39,133)
Net increase (decrease) in net assets resulting from
   operations                                                $       2,141   $             79    $        2,451   $         (40,631)
                                                             =============   ================    ==============   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                     PHOENIX-
                                                                                                   PHOENIX-          OAKHURST
                                                             PHOENIX-MFS      PHOENIX-MFS      OAKHURST GROWTH       STRATEGIC
                                                           INVESTORS TRUST       VALUE           AND INCOME         ALLOCATION
                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                            -------------   ----------------   ---------------   -----------------
Investment income
     Distributions                                          $         697   $         20,372   $        70,511   $         375,080
Expenses
     Mortality, expense risk and administrative charges               691             12,711            81,079             118,538
                                                            -------------   ----------------   ---------------   -----------------
Net investment income (loss)                                            6              7,661           (10,568)            256,542
                                                            -------------   ----------------   ---------------   -----------------
Net realized gain (loss) from share transactions                      (13)              (378)         (415,981)            (83,081)
Net realized gain distribution from Fund                               80              1,601               -                   -
Net unrealized appreciation (depreciation) on investment          (12,467)          (231,266)       (2,198,048)         (2,138,303)
                                                            -------------   ----------------   ---------------   -----------------
Net gain (loss) on investment                                     (12,400)          (230,043)       (2,614,029)         (2,221,384)
Net increase (decrease) in net assets resulting from
   operations                                               $     (12,394)  $       (222,382)  $    (2,624,597)  $      (1,964,842)
                                                            =============   ================   ===============   =================

                                                          PHOENIX-SANFORD   PHOENIX-SANFORD   PHOENIX-SANFORD
                                                          BERNSTEIN GLOBAL   BERNSTEIN MID-   BERNSTEIN SMALL-    PHOENIX-SENECA
                                                                VALUE          CAP VALUE         CAP VALUE        MID-CAP GROWTH
                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                          ---------------   ----------------   ---------------   -----------------
Investment income
     Distributions                                          $       3,776   $         35,363   $        18,632   $             -
Expenses
     Mortality, expense risk and administrative charges             3,043             33,988            23,533              59,448
                                                            -------------   ----------------   ---------------   -----------------
Net investment income (loss)                                          733              1,375            (4,901)            (59,448)
                                                            -------------   ----------------   ---------------   -----------------
Net realized gain (loss) from share transactions                   (3,879)           (33,592)           (9,287)           (439,569)
Net realized gain distribution from Fund                              -              292,292           172,926                 -
Net unrealized appreciation (depreciation) on investment          (61,302)          (772,431)         (644,422)         (2,343,240)
                                                            -------------   ----------------   ---------------   -----------------
Net gain (loss) on investment                                     (65,181)          (513,731)         (480,783)         (2,782,809)
Net increase (decrease) in net assets resulting from
   operations                                               $     (64,448)  $       (512,356)  $      (485,684)  $      (2,842,257)
                                                            =============   ================   ===============   =================

                                                                             PHOENIX-STATE
                                                                            STREET RESEARCH     PHOENIX-VAN
                                                           PHOENIX-SENECA      SMALL-CAP        KAMPEN FOCUS     AIM V.I. CAPITAL
                                                           STRATEGIC THEME      GROWTH             EQUITY          APPRECIATION
                                                              SUBACCOUNT     SUBACCOUNT(1)       SUBACCOUNT         SUBACCOUNT
                                                           --------------   ----------------   ---------------   -----------------
Investment income
     Distributions                                          $         -     $            -     $           -     $             -
Expenses
     Mortality, expense risk and administrative charges            48,076                 11            10,191               1,276
                                                            -------------   ----------------   ---------------   -----------------
Net investment income (loss)                                      (48,076)               (11)          (10,191)             (1,276)
                                                            -------------   ----------------   ---------------   -----------------
Net realized gain (loss) from share transactions                 (730,587)               -            (358,289)             (8,996)
Net realized gain distribution from Fund                              -                  -                 -                   -
Net unrealized appreciation (depreciation) on investment       (1,745,100)              (212)         (114,943)            (37,115)
                                                            -------------   ----------------   ---------------   -----------------
Net gain (loss) on investment                                  (2,475,687)              (212)         (473,232)            (46,111)
Net increase (decrease) in net assets resulting from
   operations                                               $  (2,523,763)  $           (223)  $      (483,423)  $         (47,387)
                                                            =============   ================   ===============   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                FEDERATED FUND
                                                                              ALGER AMERICAN       FOR U.S.      FEDERATED HIGH
                                                          AIM V.I. PREMIER       LEVERAGED        GOVERNMENT      INCOME BOND
                                                               EQUITY             ALLCAP         SECURITIES II       FUND II
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                          ----------------    ---------------    -------------   --------------
Investment income
     Distributions                                          $       2,170     $           167    $     313,038    $     173,451
Expenses
     Mortality, expense risk and administrative charges             4,679              17,883           92,624           17,621
                                                            -------------     ---------------    -------------    -------------
Net investment income (loss)                                       (2,509)            (17,716)         220,414          155,830
                                                            -------------     ---------------    -------------    -------------
Net realized gain (loss) from share transactions                  (13,164)           (111,502)           3,126           (5,820)
Net realized gain distribution from Fund                              -                   -                -                -
Net unrealized appreciation (depreciation) on investment         (198,580)           (756,506)         573,632         (137,485)
                                                            -------------     ---------------    -------------    -------------
Net gain (loss) on investment                                    (211,744)           (868,008)         576,758         (143,305)
Net increase (decrease) in net assets resulting from
   operations                                               $    (214,253)    $      (885,724)   $     797,172    $      12,525
                                                            =============     ===============    =============    =============

                                                                                VIP GROWTH                       MUTUAL SHARES
                                                          VIP CONTRAFUND(R)    OPPORTUNITIES      VIP GROWTH       SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                          ----------------    ---------------    -------------   --------------
Investment income
     Distributions                                          $      10,029     $         3,623    $       2,538    $      17,484
Expenses
     Mortality, expense risk and administrative charges            16,419               3,981           25,592           16,683
                                                            -------------     ---------------    -------------    -------------
Net investment income (loss)                                       (6,390)               (358)         (23,054)             801
                                                            -------------     ---------------    -------------    -------------
Net realized gain (loss) from share transactions                  (67,517)            (54,549)        (204,820)         (34,133)
Net realized gain distribution from Fund                              -                   -                -             43,351
Net unrealized appreciation (depreciation) on investment         (140,872)            (61,274)        (774,224)        (291,332)
                                                            -------------     ---------------    -------------    -------------
Net gain (loss) on investment                                    (208,389)           (115,823)        (979,044)        (282,114)
Net increase (decrease) in net assets resulting from
   operations                                               $    (214,779)    $      (116,181)   $  (1,002,098)   $    (281,313)
                                                            =============     ===============    =============    =============

                                                             TEMPLETON
                                                             DEVELOPING         TEMPLETON         TEMPLETON        TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET       GROWTH
                                                             SECURITIES         SECURITIES        ALLOCATION       SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                            -------------     ---------------    -------------    -------------
Investment income
     Distributions                                          $       6,483     $        60,997    $       7,827    $      71,788
Expenses
     Mortality, expense risk and administrative charges             4,023              34,578            3,859           26,287
                                                            -------------     ---------------    -------------    -------------
Net investment income (loss)                                        2,460              26,419            3,968           45,501
                                                            -------------     ---------------    -------------    -------------
Net realized gain (loss) from share transactions                   (6,671)             (7,322)            (977)         (28,293)
Net realized gain distribution from Fund                              -                   -                -             70,589
Net unrealized appreciation (depreciation) on investment            1,418            (908,825)         (26,272)        (755,772)
                                                            -------------     ---------------    -------------    -------------
Net gain (loss) on investment                                      (5,253)           (916,147)         (27,249)        (713,476)
Net increase (decrease) in net assets resulting from
   operations                                               $      (2,793)    $      (889,728)   $     (23,281)   $    (667,975)
                                                            =============     ===============    =============    =============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                             SCUDDER VIT
                                                            EAFE(R) EQUITY      SCUDDER VIT                       WANGER FOREIGN
                                                               INDEX         EQUITY 500 INDEX     TECHNOLOGY         FORTY
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                            --------------   ----------------    -------------    -------------
Investment income
     Distributions                                          $      22,437     $        23,813    $         -      $         -
Expenses
     Mortality, expense risk and administrative charges             9,787               3,711           15,618           13,694
                                                            -------------     ---------------    -------------    -------------
Net investment income (loss)                                       12,650              20,102          (15,618)         (13,694)
                                                            -------------     ---------------    -------------    -------------
Net realized gain (loss) from share transactions                   (5,284)               (310)        (876,913)         (53,833)
Net realized gain distribution from Fund                              -                   103              -                -
Net unrealized appreciation (depreciation) on investment         (210,598)            (51,875)        (598,267)        (195,622)
                                                            -------------     ---------------    -------------    -------------
Net gain (loss) on investment                                    (215,882)            (52,082)      (1,475,180)        (249,455)
Net increase (decrease) in net assets resulting from
   operations                                               $    (203,232)    $       (31,980)   $  (1,490,798)   $    (263,149)
                                                            =============     ===============    =============    =============

                                                                WANGER                             WANGER U.S.
                                                            INTERNATIONAL                           SMALLER
                                                              SMALL CAP        WANGER TWENTY       COMPANIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                            -------------     ---------------    -------------
Investment income
     Distributions                                          $         -       $           -      $         -
Expenses
     Mortality, expense risk and administrative charges            60,052              10,495          133,215
                                                            -------------     ---------------    -------------
Net investment income (loss)                                      (60,052)            (10,495)        (133,215)
                                                            -------------     ---------------    -------------
Net realized gain (loss) from share transactions                  (96,055)             (7,524)        (620,063)
Net realized gain distribution from Fund                              -                   -                -
Net unrealized appreciation (depreciation) on investment         (925,383)            (93,436)      (2,531,743)
                                                            -------------     ---------------    -------------
Net gain (loss) on investment                                  (1,021,438)           (100,960)      (3,151,806)
Net increase (decrease) in net assets resulting from
   operations                                               $  (1,081,490)    $      (111,455)   $  (3,285,021)
                                                            =============     ===============    =============

Footnotes for Statements of Operations
For the period ended December 31, 2002

(1)  From inception August 22, 2002 to December 31, 2002.
(2)  From inception August 29, 2002 to December 31, 2002.
(3)  From inception September 4, 2002 to December 31, 2002.
(4)  From inception September 25, 2002 to December 31, 2002.
(5)  From inception October 22, 2002 to December 31, 2002.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                               PHOENIX-          PHOENIX-                        PHOENIX-ALLIANCE/
                                                               ABERDEEN        ABERDEEN NEW       PHOENIX-AIM        BERNSTEIN
                                                            INTERNATIONAL          ASIA          MID-CAP EQUITY   GROWTH + VALUE
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                            -------------     ---------------     -------------    --------------
FROM OPERATIONS
     Net investment income (loss)                           $       7,808     $         9,813     $      (2,367)   $      (2,855)
     Net realized gain (loss)                                     (97,215)             (4,719)              246           (3,002)
     Net unrealized appreciation (depreciation)                  (797,745)             18,472            19,214         (233,411)
                                                            -------------     ---------------     -------------    -------------
     Net increase (decrease) resulting from operations           (887,152)             23,566            17,093         (239,268)
                                                            -------------     ---------------     -------------    -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         425,255              72,396            32,309           97,248
     Participant transfers                                       (739,017)           (115,139)          802,116          551,586
     Participant withdrawals                                     (242,827)            (47,490)              -              4,071
                                                            -------------     ---------------     -------------    -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                            (556,589)            (90,233)          834,425          652,905
                                                            -------------     ---------------     -------------    -------------
     Net increase (decrease) in net assets                     (1,443,741)            (66,667)          851,518          413,637
NET ASSETS
     Beginning of period                                        5,848,531             627,836            27,520          476,265
                                                            -------------     ---------------     -------------    -------------
     End of period                                          $   4,404,790     $       561,169     $     879,038    $     889,902
                                                            =============     ===============     =============    =============

                                                                                  PHOENIX-
                                                                                  DEUTSCHE        PHOENIX-DUFF &     PHOENIX-
                                                              PHOENIX-           NASDAQ-100        PHELPS REAL       ENGEMANN
                                                           DEUTSCHE DOW 30        INDEX(R)      ESTATE SECURITIES  CAPITAL GROWTH
                                                             SUBACCOUNT          SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                           --------------     ---------------     -------------    -------------
FROM OPERATIONS
     Net investment income (loss)                           $       8,636     $        (5,270)    $      90,246    $    (114,342)
     Net realized gain (loss)                                    (153,093)             (5,068)           18,034         (691,162)
     Net unrealized appreciation (depreciation)                  (447,108)           (296,258)          159,551       (3,414,900)
                                                            -------------     ---------------     -------------    -------------
     Net increase (decrease) resulting from operations           (591,565)           (306,596)          267,831       (4,220,404)
                                                            -------------     ---------------     -------------    -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         211,685             110,596           348,073        1,015,965
     Participant transfers                                       (120,676)            121,601           429,651         (148,360)
     Participant withdrawals                                      (69,566)            (28,056)         (162,730)        (921,428)
                                                            -------------     ---------------     -------------    -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                              21,443             204,141           614,994          (53,823)
                                                            -------------     ---------------     -------------    -------------
     Net increase (decrease) in net assets                       (570,122)           (102,455)          882,825       (4,274,227)
NET ASSETS
     Beginning of period                                        2,808,699             675,896         2,766,962       14,738,378
                                                            -------------     ---------------     -------------    -------------
     End of period                                          $   2,238,577     $       573,441     $   3,649,787    $  10,464,151
                                                            =============     ===============     =============    =============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                              PHOENIX-                              PHOENIX-
                                                            ENGEMANN SMALL       PHOENIX-        GOODWIN MULTI-
                                                              & MID-CAP        GOODWIN MONEY      SECTOR FIXED    PHOENIX-HOLLISTER
                                                               GROWTH             MARKET             INCOME          VALUE EQUITY
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                            -------------     ---------------     -------------      -------------
FROM OPERATIONS
     Net investment income (loss)                           $     (13,342)    $        57,413     $     380,737      $      (1,838)
     Net realized gain (loss)                                    (102,728)                -              11,797           (320,396)
     Net unrealized appreciation (depreciation)                  (488,534)                -             144,956         (2,275,098)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations           (604,604)             57,413           537,490         (2,597,332)
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         123,127           6,044,825           240,507          1,124,934
     Participant transfers                                       (262,433)         (3,631,157)          424,900           (460,844)
     Participant withdrawals                                      (37,800)         (2,919,483)         (485,017)          (447,956)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                            (177,106)           (505,815)          180,390            216,134
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                       (781,710)           (448,402)          717,880         (2,381,198)
NET ASSETS
     Beginning of period                                        2,040,629          11,002,958         5,635,099         10,278,426
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $   1,258,919     $    10,554,556     $   6,352,979      $   7,897,228
                                                            =============     ===============     =============      =============

                                                             PHOENIX-J.P.
                                                               MORGAN
                                                              RESEARCH         PHOENIX-JANUS      PHOENIX-JANUS      PHOENIX-KAYNE
                                                           ENHANCED INDEX     FLEXIBLE INCOME        GROWTH         LARGE-CAP CORE
                                                             SUBACCOUNT          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT(3)
                                                            -------------     ---------------     -------------     --------------
FROM OPERATIONS
     Net investment income (loss)                           $       1,005     $       174,069     $     (99,789)     $          51
     Net realized gain (loss)                                     (48,027)             20,169        (1,127,246)                (1)
     Net unrealized appreciation (depreciation)                  (923,652)            255,529        (3,422,386)            (2,952)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations           (970,674)            449,767        (4,649,421)            (2,902)
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         150,763             588,006         1,009,899                -
     Participant transfers                                        437,989           1,399,124           923,411             68,447
     Participant withdrawals                                     (247,069)           (422,272)         (500,436)              (107)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                             341,683           1,564,858         1,432,874             68,340
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                       (628,991)          2,014,625        (3,216,547)            65,438
NET ASSETS
     Beginning of period                                        3,750,634           3,499,584        11,652,301                -
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $   3,121,643     $     5,514,209     $   8,435,754      $      65,438
                                                            =============     ===============     =============      =============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                            PHOENIX-KAYNE     PHOENIX-LAZARD
                                                              SMALL-CAP        INTERNATIONAL     PHOENIX-LAZARD     PHOENIX-LAZARD
                                                            QUALITY VALUE      EQUITY SELECT     SMALL-CAP VALUE    U.S. MULTI-CAP
                                                            SUBACCOUNT(5)      SUBACCOUNT(1)      SUBACCOUNT(2)      SUBACCOUNT(3)
                                                            -------------     ---------------    --------------     --------------
FROM OPERATIONS
     Net investment income (loss)                           $          71     $           (35)    $         (19)     $         -
     Net realized gain (loss)                                          44                 -                  (7)               -
     Net unrealized appreciation (depreciation)                      (348)                238              (965)                 9
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations               (233)                203              (991)                 9
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              51                 -                 -                  -
     Participant transfers                                         14,705              18,042            20,474                990
     Participant withdrawals                                           (5)                 (1)              (71)               -
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                              14,751              18,041            20,403                990
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                         14,518              18,244            19,412                999
NET ASSETS
     Beginning of period                                              -                   -                 -                  -
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $      14,518     $        18,244     $      19,412      $         999
                                                            =============     ===============     =============      =============

                                                            PHOENIX-LORD       PHOENIX-LORD       PHOENIX-LORD       PHOENIX-MFS
                                                             ABBETT BOND-     ABBETT LARGE-CAP   ABBETT MID-CAP    INVESTORS GROWTH
                                                              DEBENTURE           VALUE               VALUE             STOCK
                                                            SUBACCOUNT(4)      SUBACCOUNT(1)      SUBACCOUNT(2)       SUBACCOUNT
                                                            -------------     ---------------     -------------     --------------
FROM OPERATIONS
     Net investment income (loss)                           $         794     $            19     $         122      $      (1,498)
     Net realized gain (loss)                                          84                  (3)               (3)            (1,023)
     Net unrealized appreciation (depreciation)                     1,263                  63             2,332            (38,110)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations              2,141                  79             2,451            (40,631)
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                             -                    24               -               72,199
     Participant transfers                                         49,784              66,738           106,181            358,044
     Participant withdrawals                                          -                  (114)             (147)            (5,114)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                              49,784              66,648           106,034            425,129
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                         51,925              66,727           108,485            384,498
NET ASSETS
     Beginning of period                                              -                   -                 -               18,873
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $      51,925     $        66,727     $     108,485      $     403,371
                                                            =============     ===============     =============      =============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                       PHOENIX-
                                                                                                    PHOENIX-           OAKHURST
                                                              PHOENIX-MFS       PHOENIX-MFS      OAKHURST GROWTH      STRATEGIC
                                                           INVESTORS TRUST         VALUE           AND INCOME         ALLOCATION
                                                              SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                            -------------     ---------------     -------------      -------------
FROM OPERATIONS
     Net investment income (loss)                           $           6     $         7,661     $     (10,568)     $     256,542
     Net realized gain (loss)                                          67               1,223          (415,981)           (83,081)
     Net unrealized appreciation (depreciation)                   (12,467)           (231,266)       (2,198,048)        (2,138,303)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations            (12,394)           (222,382)       (2,624,597)        (1,964,842)
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          22,129             311,422           560,198          1,330,238
     Participant transfers                                        149,914           1,919,652          (344,119)         9,227,062
     Participant withdrawals                                       (1,254)            (22,621)         (471,958)          (897,240)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                             170,789           2,208,453          (255,879)         9,660,060
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                        158,395           1,986,071        (2,880,476)         7,695,218
NET ASSETS
     Beginning of period                                           13,444             389,665        10,165,217          6,908,152
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $     171,839     $     2,375,736     $   7,284,741      $  14,603,370
                                                            =============     ===============     =============      =============

                                                           PHOENIX-SANFORD    PHOENIX-SANFORD    PHOENIX-SANFORD
                                                           BERNSTEIN GLOBAL    BERNSTEIN MID-    BERNSTEIN SMALL-   PHOENIX-SENECA
                                                                VALUE            CAP VALUE          CAP VALUE       MID-CAP GROWTH
                                                             SUBACCOUNT          SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                            -------------     ---------------     -------------      -------------
FROM OPERATIONS
     Net investment income (loss)                           $         733     $         1,375     $      (4,901)     $     (59,448)
     Net realized gain (loss)                                      (3,879)            258,700           163,639           (439,569)
     Net unrealized appreciation (depreciation)                   (61,302)           (772,431)         (644,422)        (2,343,240)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations            (64,448)           (512,356)         (485,684)        (2,842,257)
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          44,555             558,960           519,666            789,220
     Participant transfers                                        129,690           1,103,417         2,813,682           (144,266)
     Participant withdrawals                                      (14,353)           (120,772)          (55,859)          (442,847)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                             159,892           1,541,605         3,277,489            202,107
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                         95,444           1,029,249         2,791,805         (2,640,150)
NET ASSETS
     Beginning of period                                          274,078           2,836,102         1,083,667          7,506,208
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $     369,522     $     3,865,351     $   3,875,472      $   4,866,058
                                                            =============     ===============     =============      =============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                               PHOENIX-STATE
                                                                              STREET RESEARCH     PHOENIX-VAN
                                                            PHOENIX-SENECA       SMALL-CAP        KAMPEN FOCUS    AIM V.I. CAPITAL
                                                           STRATEGIC THEME        GROWTH             EQUITY          APPRECIATION
                                                              SUBACCOUNT       SUBACCOUNT(1)       SUBACCOUNT         SUBACCOUNT
                                                            -------------     ---------------     -------------      -------------
FROM OPERATIONS
     Net investment income (loss)                           $     (48,076)    $           (11)    $     (10,191)     $      (1,276)
     Net realized gain (loss)                                    (730,587)                -            (358,289)            (8,996)
     Net unrealized appreciation (depreciation)                (1,745,100)               (212)         (114,943)           (37,115)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations         (2,523,763)               (223)         (483,423)           (47,387)
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         261,868                 328            86,570             52,580
     Participant transfers                                     (1,038,045)              4,960          (870,122)           115,065
     Participant withdrawals                                     (505,605)                -              (7,543)            (3,218)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                          (1,281,782)              5,288          (791,095)           164,427
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                     (3,805,545)              5,065        (1,274,518)           117,040
NET ASSETS
     Beginning of period                                        7,579,408                 -           1,724,608             63,150
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $   3,773,863     $         5,065     $     450,090      $     180,190
                                                            =============     ===============     =============      =============

                                                                                                 FEDERATED FUND
                                                                              ALGER AMERICAN        FOR U.S.        FEDERATED HIGH
                                                           AIM V.I. PREMIER      LEVERAGED         GOVERNMENT         INCOME BOND
                                                                EQUITY            ALLCAP          SECURITIES II         FUND II
                                                              SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                           ----------------  ----------------    --------------     --------------
FROM OPERATIONS
     Net investment income (loss)                           $      (2,509)    $       (17,716)    $     220,414      $     155,830
     Net realized gain (loss)                                     (13,164)           (111,502)            3,126             (5,820)
     Net unrealized appreciation (depreciation)                  (198,580)           (756,506)          573,632           (137,485)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations           (214,253)           (885,724)          797,172             12,525
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         256,300             317,150         1,652,887            382,422
     Participant transfers                                        319,984             468,543         4,895,934            591,516
     Participant withdrawals                                     (108,059)            (46,532)         (701,561)          (115,104)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                             468,225             739,161         5,847,260            858,834
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                        253,972            (146,563)        6,644,432            871,359
NET ASSETS
     Beginning of period                                          284,945           1,991,835         6,585,529          1,569,932
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $     538,917     $     1,845,272     $  13,229,961      $   2,441,291
                                                            =============     ===============     =============      =============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                VIP GROWTH                           MUTUAL SHARES
                                                          VIP CONTRAFUND(R)    OPPORTUNITIES       VIP GROWTH         SECURITIES
                                                              SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                            -------------     ---------------     -------------      -------------
FROM OPERATIONS
     Net investment income (loss)                           $      (6,390)    $          (358)    $     (23,054)     $         801
     Net realized gain (loss)                                     (67,517)            (54,549)         (204,820)             9,218
     Net unrealized appreciation (depreciation)                  (140,872)            (61,274)         (774,224)          (291,332)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations           (214,779)           (116,181)       (1,002,098)          (281,313)
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         285,339              37,833           377,723            170,759
     Participant transfers                                      1,285,496              51,328         2,298,510            386,189
     Participant withdrawals                                     (126,710)            (16,543)          (76,226)           (71,469)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                           1,444,125              72,618         2,600,007            485,479
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                      1,229,346             (43,563)        1,597,909            204,166
NET ASSETS
     Beginning of period                                        1,244,527             439,056         2,002,725          1,613,897
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $   2,473,873     $       395,493     $   3,600,634      $   1,818,063
                                                            =============     ===============     =============      =============

                                                             TEMPLETON
                                                             DEVELOPING         TEMPLETON          TEMPLETON          TEMPLETON
                                                               MARKETS           FOREIGN          GLOBAL ASSET          GROWTH
                                                             SECURITIES         SECURITIES         ALLOCATION         SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                            -------------     ---------------     -------------      -------------
FROM OPERATIONS
     Net investment income (loss)                           $       2,460     $        26,419     $       3,968      $      45,501
     Net realized gain (loss)                                      (6,671)             (7,322)             (977)            42,296
     Net unrealized appreciation (depreciation)                     1,418            (908,825)          (26,272)          (755,772)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) resulting from operations             (2,793)           (889,728)          (23,281)          (667,975)
                                                            -------------     ---------------     -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          18,399             670,733            13,291            457,706
     Participant transfers                                        (96,882)          1,205,754           (43,530)           793,517
     Participant withdrawals                                      (29,727)           (100,804)           (2,160)          (101,435)
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                            (108,210)          1,775,683           (32,399)         1,149,788
                                                            -------------     ---------------     -------------      -------------
     Net increase (decrease) in net assets                       (111,003)            885,955           (55,680)           481,813
NET ASSETS
     Beginning of period                                          476,729           3,190,653           451,430          2,423,893
                                                            -------------     ---------------     -------------      -------------
     End of period                                          $     365,726     $     4,076,608     $     395,750      $   2,905,706
                                                            =============     ===============     =============      =============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                             SCUDDER VIT
                                                            EAFE(R) EQUITY      SCUDDER VIT                         WANGER FOREIGN
                                                               INDEX         EQUITY 500 INDEX     TECHNOLOGY            FORTY
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                            -------------     ---------------    -------------      --------------
FROM OPERATIONS
     Net investment income (loss)                           $      12,650     $        20,102    $     (15,618)     $     (13,694)
     Net realized gain (loss)                                      (5,284)               (207)        (876,913)           (53,833)
     Net unrealized appreciation (depreciation)                  (210,598)            (51,875)        (598,267)          (195,622)
                                                            -------------     ---------------    -------------      -------------
     Net increase (decrease) resulting from operations           (203,232)            (31,980)      (1,490,798)          (263,149)
                                                            -------------     ---------------    -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          46,629             142,427           82,191            107,433
     Participant transfers                                        557,082           1,767,684         (555,449)          (175,413)
     Participant withdrawals                                      (41,401)             (3,250)        (125,043)           (72,954)
                                                            -------------     ---------------    -------------      -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                             562,310           1,906,861         (598,301)          (140,934)
                                                            -------------     ---------------    -------------      -------------
     Net increase (decrease) in net assets                        359,078           1,874,881       (2,089,099)          (404,083)
NET ASSETS
     Beginning of period                                        1,035,401             122,731        3,086,798          1,725,366
                                                            -------------     ---------------    -------------      -------------
     End of period                                          $   1,394,479     $     1,997,612    $     997,699      $   1,321,283
                                                            =============     ===============    =============      =============

                                                                WANGER                            WANGER U.S.
                                                            INTERNATIONAL                          SMALLER
                                                              SMALL CAP        WANGER TWENTY      COMPANIES
                                                              SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                            -------------     ---------------    -------------
FROM OPERATIONS
     Net investment income (loss)                           $     (60,052)    $       (10,495)   $    (133,215)
     Net realized gain (loss)                                     (96,055)             (7,524)        (620,063)
     Net unrealized appreciation (depreciation)                  (925,383)            (93,436)      (2,531,743)
                                                            -------------     ---------------    -------------
     Net increase (decrease) resulting from operations         (1,081,490)           (111,455)      (3,285,021)
                                                            -------------     ---------------    -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         640,899             106,876        1,634,443
     Participant transfers                                       (323,031)             (3,540)        (868,992)
     Participant withdrawals                                     (313,489)            (44,753)        (745,367)
                                                            -------------     ---------------    -------------
     Net increase (decrease) in net assets resulting
        from participant transactions                               4,379              58,583           20,084
                                                            -------------     ---------------    -------------
     Net increase (decrease) in net assets                     (1,077,111)            (52,872)      (3,264,937)
NET ASSETS
     Beginning of period                                        6,836,474           1,219,505       15,538,801
                                                            -------------     ---------------    -------------
     End of period                                          $   5,759,363     $     1,166,633    $  12,273,864
                                                            =============     ===============    =============

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2002

(1)  From inception August 22, 2002 to December 31, 2002.
(2)  From inception August 29, 2002 to December 31, 2002.
(3)  From inception September 4, 2002 to December 31, 2002.
(4)  From inception September 25, 2002 to December 31, 2002.
(5)  From inception October 22, 2002 to December 31, 2002.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                 PHOENIX-
                                               PHOENIX-        PHOENIX-      PHOENIX-AIM MID-    ALLIANCE/
                                               ABERDEEN      ABERDEEN NEW         CAP            BERNSTEIN      PHOENIX-DEUTSCHE
                                             INTERNATIONAL       ASIA            EQUITY        GROWTH + VALUE        DOW 30
                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT(5)     SUBACCOUNT(8)      SUBACCOUNT
                                            --------------   -------------   ---------------   --------------   ----------------
FROM OPERATIONS
     Net investment income (loss)           $      (48,589)  $       8,898     $       (17)     $        371      $      9,584
     Net realized gain (loss)                      131,420          (3,542)            -                 -              (3,781)
     Net unrealized appreciation
        (depreciation)                          (1,618,908)        (11,655)            971             2,475          (144,950)
                                            --------------   -------------     -----------      ------------      ------------
     Net increase (decrease) resulting
        from operations                         (1,536,077)         (6,299)            954             2,846          (139,147)
                                            --------------   -------------     -----------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                        2,757,439         205,696           1,015                29           657,609
     Participant transfers                         830,981          (6,225)         25,553           473,390         1,315,380
     Participant withdrawals                      (142,692)        (27,185)             (2)              -             (59,068)
                                            --------------   -------------     -----------      ------------      ------------
     Net increase (decrease) in net
        assets resulting from
        participant transactions                 3,445,728         172,286          26,566           473,419         1,913,921
                                            --------------   -------------     -----------      ------------      ------------
     Net increase (decrease) in net
        assets                                   1,909,651         165,987          27,520           476,265         1,774,774
NET ASSETS
     Beginning of period                         3,938,880         461,849             -                 -           1,033,925
                                            --------------   -------------     -----------      ------------      ------------
     End of period                          $    5,848,531   $     627,836     $    27,520      $    476,265      $  2,808,699
                                            ==============   =============     ===========      ============      ============

                                                PHOENIX-     PHOENIX-DUFF &
                                                DEUTSCHE      PHELPS REAL       PHOENIX-         PHOENIX-          PHOENIX-
                                               NASDAQ-100       ESTATE      ENGEMANN CAPITAL   ENGEMANN NIFTY  ENGEMANN SMALL &
                                                INDEX(R)       SECURITIES        GROWTH            FIFTY        MID-CAP GROWTH
                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                            --------------   -------------  ----------------   --------------  ----------------
FROM OPERATIONS
     Net investment income (loss)           $       (2,803)  $      77,284     $  (133,424)     $    (28,744)     $    (13,869)
     Net realized gain (loss)                        1,087          28,455          55,696           (62,160)          (18,952)
     Net unrealized appreciation
        (depreciation)                              (6,706)         51,065      (7,253,442)       (1,474,541)         (339,743)
                                            --------------   -------------     -----------      ------------      ------------
     Net increase (decrease) resulting
        from operations                             (8,422)        156,804      (7,331,170)       (1,565,445)         (372,564)
                                            --------------   -------------     -----------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                          343,313         740,099       5,477,028           480,051         1,793,056
     Participant transfers                         299,495         344,945       2,052,684           200,853           359,244
     Participant withdrawals                        (2,889)       (533,932)     (1,106,461)         (124,683)          (17,921)
                                            --------------   -------------     -----------      ------------      ------------
     Net increase (decrease) in net
        assets resulting from participant
        transactions                               639,919         551,112       6,423,251           556,221         2,134,379
                                            --------------   -------------     -----------      ------------      ------------
     Net increase (decrease) in net assets         631,497         707,916        (907,919)       (1,009,224)        1,761,815
NET ASSETS
     Beginning of period                            44,399       2,059,046      15,646,297         3,885,601           278,814
                                            --------------   -------------     -----------      ------------      ------------
     End of period                          $      675,896   $   2,766,962     $14,738,378      $  2,876,377      $  2,040,629
                                            ==============   =============     ===========      ============      ============

                                               PHOENIX-        PHOENIX-      PHOENIX-GOODWIN       PHOENIX-        PHOENIX-J.P.
                                             FEDERATED U.S.  GOODWIN MONEY  MULTI-SECTOR FIXED  HOLLISTER VALUE  MORGAN RESEARCH
                                              GOVERNMENT        MARKET            INCOME            EQUITY         ENHANCED INDEX
                                           BOND SUBACCOUNT    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                            -------------    -------------     ------------      ------------      ------------
FROM OPERATIONS
     Net investment income (loss)           $      47,616    $     239,237     $    345,953      $      6,246      $     (6,459)
     Net realized gain (loss)                      36,545              -                382            55,443           (15,671)
     Net unrealized appreciation
        (depreciation)                            (37,183)             -           (159,668)       (1,310,455)         (471,915)
                                            -------------    -------------     ------------      ------------      ------------
     Net increase (decrease)
        resulting from operations                  46,978          239,237          186,667        (1,248,766)         (494,045)
                                            -------------    -------------     ------------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                         100,487        9,711,782        1,675,822         5,012,104           546,922
     Participant transfers                        299,287       (6,022,655)       1,551,983         3,599,638           594,102
     Participant withdrawals                      (48,476)      (1,537,807)        (234,710)         (150,938)         (133,288)
                                            -------------    -------------     ------------      ------------      ------------
     Net increase (decrease) in net
        assets resulting from
        participant transactions                  351,298        2,151,320        2,993,095         8,460,804         1,007,736
                                            -------------    -------------     ------------      ------------      ------------
     Net increase (decrease) in net assets        398,276        2,390,557        3,179,762         7,212,038           513,691
NET ASSETS
     Beginning of period                          873,800        8,612,401        2,455,337         3,066,388         3,236,943
                                            -------------    -------------     ------------      ------------      ------------
     End of period                          $   1,272,076    $  11,002,958     $  5,635,099      $ 10,278,426      $  3,750,634
                                            =============    =============     ============      ============      ============

                                                                                                 PHOENIX-MFS
                                            PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-JANUS      INVESTORS        PHOENIX-MFS
                                             CORE EQUITY    FLEXIBLE INCOME      GROWTH         GROWTH STOCK     INVESTORS TRUST
                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT(6)     SUBACCOUNT(5)
                                            -------------   ---------------    ------------      ------------     --------------
FROM OPERATIONS
     Net investment income (loss)           $      (4,385)   $     110,683     $    (92,858)     $        (13)     $        (13)
     Net realized gain (loss)                      18,202           27,405          (83,710)              -                 -
     Net unrealized appreciation
        (depreciation)                           (399,667)          (5,152)      (2,731,641)              202               156
                                            -------------    -------------     ------------      ------------      ------------
     Net increase (decrease)
        resulting from operations                (385,850)         132,936       (2,908,209)              189               143
                                            -------------    -------------     ------------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                       1,274,073          870,328        5,067,990             1,128               -
     Participant transfers                        640,184        1,248,143        2,684,581            17,556            13,305
     Participant withdrawals                      (33,486)        (150,162)        (344,267)              -                  (4)
                                            -------------    -------------     ------------      ------------      ------------
     Net increase (decrease)
        in net assets resulting from
        participant transactions                1,880,771        1,968,309        7,408,304            18,684            13,301
                                            -------------    -------------     ------------      ------------      ------------
     Net increase (decrease) in net
        assets                                  1,494,921        2,101,245        4,500,095            18,873            13,444
NET ASSETS
     Beginning of period                        2,326,419        1,398,339        7,152,206               -                 -
                                            -------------    -------------     ------------      ------------      ------------
     End of period                          $   3,821,340    $   3,499,584     $ 11,652,301      $     18,873      $     13,444
                                            =============    =============     ============      ============      ============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                                                   PHOENIX-
                                                             PHOENIX-MORGAN                        OAKHURST      PHOENIX-OAKHURST
                                             PHOENIX-MFS     STANLEY FOCUS    PHOENIX-OAKHURST    GROWTH AND         STRATEGIC
                                                VALUE            EQUITY          BALANCED           INCOME           ALLOCATION
                                            SUBACCOUNT(7)      SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                            -------------    -------------    ----------------    ------------   ----------------
FROM OPERATIONS
       Net investment income (loss)         $         576    $     (12,531)    $     116,998      $    (32,240)     $     96,956
       Net realized gain (loss)                        14          (12,000)          130,604           (76,293)           92,069
       Net unrealized appreciation
          (depreciation)                            4,436         (194,734)         (106,751)         (811,676)         (115,871)
                                            -------------    -------------     -------------      ------------      ------------
       Net increase (decrease)
          resulting from operations                 5,026         (219,265)          140,851          (920,209)           73,154
                                            -------------    -------------     -------------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits                        33,607        1,323,158         2,548,912         3,594,581         2,084,501
       Participant transfers                      351,032          385,585         2,722,270         1,955,882         1,600,410
       Participant withdrawals                        -             (3,005)         (276,341)         (462,579)         (362,463)
                                            -------------    -------------     -------------      ------------      ------------
       Net increase (decrease)
          in net assets resulting from
          participant transactions                384,639        1,705,738         4,994,841         5,087,884         3,322,448
                                            -------------    -------------     -------------      ------------      ------------
       Net increase (decrease)
          in net assets                           389,665        1,486,473         5,135,692         4,167,675         3,395,602
NET ASSETS
       Beginning of period                            -            238,135         3,416,966         5,997,542         3,512,550
                                            -------------    -------------     -------------      ------------      ------------
       End of period                        $     389,665    $   1,724,608     $   8,552,658      $ 10,165,217      $  6,908,152
                                            =============    =============     =============      ============      ============

                                                               PHOENIX-
                                           PHOENIX-SANFORD     SANFORD        PHOENIX-SANFORD
                                           BERNSTEIN GLOBAL  BERNSTEIN MID-   BERNSTEIN SMALL-   PHOENIX-SENECA  PHOENIX-SENECA
                                                VALUE         CAP VALUE          CAP VALUE       MID-CAP GROWTH  STRATEGIC THEME
                                            SUBACCOUNT(1)     SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                           ----------------  --------------   ----------------   --------------  ----------------
FROM OPERATIONS
     Net investment income (loss)           $       1,218    $      12,636     $       2,989      $    (62,304)     $    (70,373)
     Net realized gain (loss)                         447           17,832            13,427           (71,025)          115,075
     Net unrealized appreciation
        (depreciation)                            (11,039)         324,582            44,129        (1,900,826)       (2,672,907)
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        resulting from operations                  (9,374)         355,050            60,545        (2,034,155)       (2,628,205)
                                            -------------    -------------     -------------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                         111,713          746,043           353,544         2,101,054         1,852,024
     Participant transfers                        173,806        1,168,390           671,428         2,463,258         1,215,913
     Participant withdrawals                       (2,067)         (40,506)           (9,415)         (186,819)         (344,806)
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        in net assets resulting from
        participant transactions                  283,452        1,873,927         1,015,557         4,377,493         2,723,131
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        in net assets                             274,078        2,228,977         1,076,102         2,343,338            94,926
NET ASSETS
     Beginning of period                              -            607,125             7,565         5,162,870         7,484,482
                                            -------------    -------------     -------------      ------------      ------------
     End of period                          $     274,078    $   2,836,102     $   1,083,667      $  7,506,208      $  7,579,408
                                            =============    =============     =============      ============      ============

                                                                              ALGER AMERICAN     DEUTSCHE VIT
                                          AIM V.I. CAPITAL                   LEVERAGED ALLCAP   EAFE(R) EQUITY      DEUTSCHE VIT
                                            APPRECIATION     AIM V.I. VALUE     PORTFOLIO            INDEX        EQUITY 500 INDEX
                                            SUBACCOUNT(3)    SUBACCOUNT(2)      SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(4)
                                          ---------------    -------------   ---------------    --------------    ----------------
FROM OPERATIONS
     Net investment income (loss)           $        (156)   $        (363)    $     (13,408)     $     (8,591)     $        (94)
     Net realized gain (loss)                       4,765            5,826          (220,060)          (37,064)                1
     Net unrealized appreciation
        (depreciation)                             (5,833)           8,647            22,633          (231,846)              803
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        resulting from operations                  (1,224)          14,110          (210,835)         (277,501)              710
                                            -------------    -------------     -------------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                          23,695           58,481           673,079           157,321               -
     Participant transfers                         40,679          214,597           834,977           393,648           122,025
     Participant withdrawals                          -             (2,243)          (27,558)           (6,334)               (4)
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease) in net
        assets resulting from
        participant transactions                   64,374          270,835         1,480,498           544,635           122,021
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        in net assets                              63,150          284,945         1,269,663           267,134           122,731
NET ASSETS
     Beginning of period                              -                -             722,172           768,267               -
                                            -------------    -------------     -------------      ------------      ------------
     End of period                          $      63,150    $     284,945     $   1,991,835      $  1,035,401      $    122,731
                                            =============    =============     =============      ============      ============

                                            FEDERATED FUND
                                               FOR U.S.      FEDERATED HIGH                       VIP GROWTH
                                              GOVERNMENT      INCOME BOND    VIP CONTRAFUND(R)   OPPORTUNITIES      VIP GROWTH
                                             SECURITIES II      FUND II         PORTFOLIO          PORTFOLIO         PORTFOLIO
                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                            -------------    -------------   ---------------     -------------      ------------
FROM OPERATIONS
     Net investment income (loss)           $      81,253    $     100,661     $      (3,696)     $     (2,829)     $    (13,397)
     Net realized gain (loss)                       8,547           (3,241)          (50,096)          (41,023)         (138,949)
     Net unrealized appreciation
        (depreciation)                            165,360         (114,648)          (14,196)          (17,241)          (86,363)
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        resulting from operations                 255,160          (17,228)          (67,988)          (61,093)         (238,709)
                                            -------------    -------------     -------------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                       2,137,031          371,093           450,952           111,736           734,477
     Participant transfers                      2,379,489          389,866           443,700           180,012           827,689
     Participant withdrawals                     (311,626)         (90,696)          (26,930)          (17,380)          (64,980)
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        in net assets resulting from
        participant transactions                4,204,894          670,263           867,722           274,368         1,497,186
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        in net assets                           4,460,054          653,035           799,734           213,275         1,258,477
NET ASSETS
     Beginning of period                        2,125,475          916,897           444,793           225,781           744,248
                                            -------------    -------------     -------------      ------------      ------------
     End of period                          $   6,585,529    $   1,569,932     $   1,244,527      $    439,056      $  2,002,725
                                            =============    =============     =============      ============      ============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                                TEMPLETON          TEMPLETON         TEMPLETON
                                            MUTUAL SHARES       TEMPLETON       DEVELOPING          GROWTH         INTERNATIONAL
                                              SECURITIES     ASSET STRATEGY  MARKETS SECURITIES    SECURITIES        SECURITIES
                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                            -------------    -------------   ------------------   ------------     -------------
FROM OPERATIONS
     Net investment income (loss)           $       6,922    $       1,975     $        (348)     $    229,694      $     33,447
     Net realized gain (loss)                      52,845           41,031             1,249            32,886           408,357
     Net unrealized appreciation
        (depreciation)                            (18,759)         (85,540)          (42,779)         (266,677)         (750,640)
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        resulting from operations                  41,008          (42,534)          (41,878)           (4,097)         (308,836)
                                            -------------    -------------     -------------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                         434,528           65,522           130,788           661,252         1,301,139
     Participant transfers                        701,125           36,365            (4,402)          801,436           944,348
     Participant withdrawals                      (36,307)          (2,934)           (9,646)          (47,968)          (71,947)
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        in net assets resulting from
        participant transactions                1,099,346           98,953           116,740         1,414,720         2,173,540
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        in net assets                           1,140,354           56,419            74,862         1,410,623         1,864,704
NET ASSETS
     Beginning of period                          473,543          395,011           401,867         1,013,270         1,325,949
                                            -------------    -------------     -------------      ------------      ------------
     End of period                          $   1,613,897    $     451,430     $     476,729      $  2,423,893      $  3,190,653
                                            =============    =============     =============      ============      ============

                                              TECHNOLOGY    WANGER FOREIGN        WANGER
                                              PORTFOLIO          FORTY      INTERNATIONAL SMALL  WANGER TWENTY   WANGER U.S. SMALL
                                              SUBACCOUNT      SUBACCOUNT      CAP SUBACCOUNT       SUBACCOUNT      CAP SUBACCOUNT
                                            -------------   --------------  -------------------  -------------   -----------------
FROM OPERATIONS
     Net investment income (loss)           $     (27,596)   $     (12,262)    $     (59,945)     $     (9,234)     $   (105,818)
     Net realized gain (loss)                     (57,062)         124,962         1,994,061             6,983           (21,414)
     Net unrealized appreciation
        (depreciation)                         (2,134,237)        (666,748)       (3,597,334)           99,202         1,404,339
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        resulting from operations              (2,218,895)        (554,048)       (1,663,218)           96,951         1,277,107
                                            -------------    -------------     -------------      ------------      ------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                       1,073,759          374,829         2,156,274           329,676         3,870,556
     Participant transfers                      1,258,988          487,474           879,816            29,242         2,532,315
     Participant withdrawals                      (52,620)         (54,311)         (271,070)          (71,901)         (328,570)
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease) in net
        assets resulting from
        participant transactions                2,280,127          807,992         2,765,020           287,017         6,074,301
                                            -------------    -------------     -------------      ------------      ------------
     Net increase (decrease)
        in net assets                              61,232          253,944         1,101,802           383,968         7,351,408
NET ASSETS
     Beginning of period                        3,025,566        1,471,422         5,734,672           835,537         8,187,393
                                            -------------    -------------     -------------      ------------      ------------
     End of period                          $   3,086,798    $   1,725,366     $   6,836,474      $  1,219,505      $ 15,538,801
                                            =============    =============     =============      ============      ============

Footnotes For Statements of Changes in Net Assets
For the period ended December 31, 2001

(1)  From inception February 1, 2001 to December 31, 2001
(2)  From inception May 2, 2001 to December 31, 2001
(3)  From inception May 10, 2001 to December 31, 2001
(4)  From inception November 7, 2001 to December 31, 2001
(5)  From inception November 9, 2001 to December 31, 2001
(6)  From inception November 14, 2001 to December 31, 2001
(7)  From inception November 15, 2001 to December 31, 2001
(8)  From inception December 14, 2001 to December 31, 2001

                        See Notes to Financial Statements

                   THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION

     PHL Variable Accumulation Account (the "Account"), is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994.The Account currently consists of 55 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Scudder VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2002, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account, the Guaranteed Interest Account ("GIA") or the Market Value Adjusted Guaranteed Interest Account ("MVA").

     The investment objectives as listed below in no way conflict with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

---------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                             INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                   High total return consistent with reasonable risk.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                        Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                       Long-term growth of capital.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series        Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                          Track the total return of the Dow Jones Industrial Average(SM) before fund expenses.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series             Track the total return of the Nasdaq-100 Index(R) before fund expenses.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series     Capital appreciation and income with approximately equal emphasis.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                  Intermediate and long-term growth of capital appreciation, with income as a secondary consideration.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series          Long-term growth of capital.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                     As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series        Long-term total return.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                   Long-term capital appreciation. The series has a secondary investment objective to seek current income.
---------------------------------------------------------------------------------------------------------------------------------
                                                        High total return by investing in a broadly diversified portfolio of
Phoenix-J.P. Morgan Research Enhanced Index Series      equity securities of large and medium capitalization companies within the market sectors found in the S&P 500.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                    Maximum total return consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                             Long-term growth of capital in a manner consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                     Long-term capital appreciation with dividend income as a secondary consideration.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series            Long-term capital appreciation with dividend income as a secondary consideration.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series       Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                   Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                    Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series               High current income and long-term capital appreciation to produce a high total return.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series              Capital appreciation with income as a secondary consideration.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                Capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series               Long-term growth of capital and future income rather than current income.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                      Long-term growth of capital and secondarily to provide reasonable current income.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                Capital appreciation and reasonable income.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series               Dividend growth, current income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series            High total return over an extended period of time consistent with prudent investment risk.
---------------------------------------------------------------------------------------------------------------------------------

                  THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


---------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                             INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series           Long-term capital growth through investment in equity securities of foreign and U.S. companies.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series          Long-term capital appreciation. Current income is a secondary investment objective.
---------------------------------------------------------------------------------------------------------------------------------
                                                        Long-term capital appreciation by investing primarily in small
Phoenix-Sanford Bernstein Small-Cap Value Series        capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                    Capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                   Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series   Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                  Capital appreciation by investing primarily in equity securities.
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                      Growth of capital.
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                            Long-term growth of capital with income as a secondary objective.
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio               Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II        Current income.
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                      High current income.
---------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                             Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                      Capital growth.
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                    Capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                           Capital appreciation with income as a secondary objective.
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund            Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                       Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                  High total return.
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                        Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
                                                        Replicate, as closely as possible, before expenses, the performance
Scudder VIT EAFE(R) Equity Index Fund                   of the EAFE(R) Index which measures international stock market performance.
---------------------------------------------------------------------------------------------------------------------------------
                                                        Replicate, as closely as possible, before expenses, the performance
Scudder VIT Equity 500 Index Fund                       of the Standard & Poor's 500 Index which emphasizes stocks of large
                                                        U.S. companies.
---------------------------------------------------------------------------------------------------------------------------------
                                                        Long-term capital appreciation by investing primarily in equity
Technology Portfolio                                    securities of companies that the Adviser expects will benefit from their involvement in technology-related industries.
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                    Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                          Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                           Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                           Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the funds and are valued at the net asset values per share of the respective series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the funds as well as gains and losses on sales of shares in the funds determined on the LIFO (last in, first out) basis.

     C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles adopted or in effect in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


     F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net Assets of the Account at December 31, 2002 include amounts for contracts in the payout (annuitization) period. The amounts originally allocated to the contracts were the value of the outstanding annuity units owned at the time the annuitization occurred. The December 31, 2002 value would be the net amount remaining of the original allocation, less benefit payments made and plus or minus investment performance of each subaccount to which annuity units are credited. The mortality risk is fully borne by PHL variable. All additional reserving for mortality risk over and above the Account value is held in the general account of PHL Variable and is not transferred to the Account.

      Each annuity benefit payment is based upon the value of the annuity units credited to the contract. The number of annuity units in each subaccount to be credited is based on the value of the accumulation units in the subaccount and the applicable annuity payment rate. The payment rate differs according to the payment option selected and the age of the annuitant. The annuity payment rate is applied and will determine all payments for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each subaccount to which annuity units are credited. The initial payment will be calculated based on an assumed investment return of 4 1/2 % per year.

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS

     Purchases and sales of shares of the Funds for the period ended December 31, 2002 aggregated the following:

SUBACCOUNT                                                      PURCHASES            SALES
----------                                                      ---------            -----
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series                    $     827,371      $   1,376,916
     Phoenix-Aberdeen New Asia Series                               279,201            359,589
     Phoenix-AIM Mid-Cap Equity Series                              842,834              9,965
     Phoenix-Alliance/Bernstein Growth + Value Series               792,825            142,232
     Phoenix-Deutsche Dow 30 Series                               1,030,549            994,821
     Phoenix-Deutsche Nasdaq-100 Index(R) Series                    282,517             83,723
     Phoenix-Duff & Phelps Real Estate Securities Series          1,925,086          1,198,763
     Phoenix-Engemann Capital Growth Series                       3,465,104          3,636,019
     Phoenix-Engemann Small & Mid-Cap Growth Series                 339,031            529,958
     Phoenix-Goodwin Money Market Series                         13,331,595         13,779,617
     Phoenix-Goodwin Multi-Sector Fixed Income Series             2,283,305          1,721,298
     Phoenix-Hollister Value Equity Series                        3,247,287          3,034,497
     Phoenix-J.P. Morgan Research Enhanced Index Series           1,084,254            741,857
     Phoenix-Janus Flexible Income Series                         3,577,398            796,790
     Phoenix-Janus Growth Series                                  5,545,737          4,214,529
     Phoenix-Kayne Large-Cap Core Series                             68,569                129
     Phoenix-Kayne Small-Cap Quality Value Series                    14,882                  9
     Phoenix-Lazard International Equity Select Series               18,052                 32
     Phoenix-Lazard Small-Cap Value Series                           20,493                 94
     Phoenix-Lazard U.S. Multi-Cap Series                               994                  3
     Phoenix-Lord Abbett Bond-Debenture Series                       50,972                280
     Phoenix-Lord Abbett Large-Cap Value Series                      66,931                210
     Phoenix-Lord Abbett Mid-Cap Value Series                       106,504                265
     Phoenix-MFS Investors Growth Stock Series                      477,015             53,059
     Phoenix-MFS Investors Trust Series                             175,901              4,905
     Phoenix-MFS Value Series                                     2,334,701            115,220
     Phoenix-Oakhurst Growth and Income Series                    2,334,826          2,602,930
     Phoenix-Oakhurst Strategic Allocation Series                12,522,051          2,598,914
     Phoenix-Sanford Bernstein Global Value Series                  244,616             83,924
     Phoenix-Sanford Bernstein Mid-Cap Value Series               2,547,009            710,636
     Phoenix-Sanford Bernstein Small-Cap Value Series             3,862,546            414,822
     Phoenix-Seneca Mid-Cap Growth Series                         1,848,132          1,707,182
     Phoenix-Seneca Strategic Theme Series                          525,307          1,857,760
     Phoenix-State Street Research Small-Cap Growth Series            5,291                 10
     Phoenix-Van Kampen Focus Equity Series                         102,423            904,709

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                         PURCHASES                     SALES
----------                                                         ---------                     -----
AIM Variable Insurance Funds
     AIM V.I. Capital Appreciation Fund                         $      254,986              $       91,766
     AIM V.I. Premier Equity Fund                                      793,305                     327,383

The Alger American Fund
     Alger American Leveraged AllCap Portfolio                         924,972                     203,585

Federated Insurance Series
     Federated Fund for U.S. Government Securities II                7,884,421                   1,811,104
     Federated High Income Bond Fund II                              1,539,241                     523,951

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio                                     1,909,339                     470,637
     VIP Growth Opportunities Portfolio                                213,035                     140,764
     VIP Growth Portfolio                                            2,956,069                     377,715

Franklin Templeton Variable Insurance Products Trust -- Class 2
     Mutual Shares Securities Fund                                   1,108,971                     579,187
     Templeton Developing Markets Securities Fund                       48,362                     154,155
     Templeton Foreign Securities Fund                               2,117,730                     314,644
     Templeton Global Asset Allocation Fund                             41,634                      70,090
     Templeton Growth Securities Fund                                1,892,676                     626,254

Scudder VIT Funds
     Scudder VIT EAFE(R) Equity Index Fund                             779,996                     204,201
     Scudder VIT Equity 500 Index Fund                               1,981,964                      53,392

The Universal Institutional Funds, Inc.
     Technology Portfolio                                              164,148                     779,744

Wanger Advisors Trust
     Wanger Foreign Forty                                            2,095,235                   2,250,205
     Wanger International Small Cap                                  3,192,892                   3,249,323
     Wanger Twenty                                                     304,025                     255,897
     Wanger U.S. Smaller Companies                                   4,128,416                   4,243,078

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES

   A summary of Financial Highlights of the Account for the periods ended December 31, 2002 and 2001 follows:

                                                                                               PERIOD ENDED
                                                                                                DECEMBER 31,
                                                                                       ------------------------------
                                                                                          2002                2001
                                                                                       ----------          ----------
THE PHOENIX EDGE SERIES FUND

   PHOENIX-ABERDEEN INTERNATIONAL SERIES
   Units                                                                                3,512,460           3,937,443
   Unit Value, end of period                                                           $ 1.254047          $ 1.485367
   Net assets, end of period (thousands)                                               $    4,405          $    5,849
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        0.15%              (0.90%)
   Total return                                                                            (15.57%)            (24.73%)

   PHOENIX-ABERDEEN NEW ASIA SERIES
   Units                                                                                  274,064             321,746
   Unit Value, end of period                                                           $ 2.047586          $ 1.951338
   Net assets, end of period (thousands)                                               $      561          $      628
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        1.46%               1.61%
   Total return                                                                              4.93%               0.11%

   PHOENIX-AIM MID-CAP EQUITY SERIES(5)
   Units                                                                                  467,846              12,934
   Unit Value, end of period                                                           $ 1.878906          $ 2.127752
   Net assets, end of period (thousands)                                               $      879          $       28
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%(14)
   Net investment income as a % of average net assets                                       (0.91%)             (0.88%)(14)
   Total return                                                                            (11.70%)              6.15%

   PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES(8)
   Units                                                                                  560,686             222,836
   Unit Value, end of period                                                           $ 1.587130          $ 2.137284
   Net assets, end of period (thousands)                                               $      890          $      476
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%(14)
   Net investment income as a % of average net assets                                       (0.36%)              2.51%(14)
   Total return                                                                            (25.74%)              2.94%

   PHOENIX-DEUTSCHE DOW 30 SERIES
   Units                                                                                1,526,936           1,604,296
   Unit Value, end of period                                                           $ 1.466058           $1.750736
   Net assets, end of period (thousands)                                                   $2,239              $2,809
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        0.30%               0.44%
   Total return                                                                            (16.26%)             (6.83%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                  DECEMBER 31,
                                                                                         -------------------------------
                                                                                             2002                2001
                                                                                         -----------         -----------
   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
   Units                                                                                   1,116,920             814,367
   Unit Value, end of period                                                             $  0.513413         $  0.829966
   Net assets, end of period (thousands)                                                 $       573         $       676
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.87%)             (0.90%)
   Total return                                                                               (38.14%)            (33.68%)

   PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
   Units                                                                                   1,118,110             941,521
   Unit Value, end of period                                                             $  3.264248         $  2.938820
   Net assets, end of period (thousands)                                                 $     3,650              $2,767
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                           3.00%               3.20%
   Total return                                                                                11.07%               5.66%

   PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
   Units                                                                                  10,977,008          11,519,963
   Unit Value, end of period                                                             $  0.953279         $  1.279366
   Net assets, end of period (thousands)                                                 $    10,464         $    14,738
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.88%)             (0.84%)
   Total return                                                                               (25.49%)            (35.17%)

   PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
   Units                                                                                   1,569,466           1,794,881
   Unit Value, end of period                                                             $  0.802132         $  1.136916
   Net assets, end of period (thousands)                                                 $     1,259         $     2,041
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.88%)             (0.84%)
   Total return                                                                               (29.45%)            (27.39%)

   PHOENIX-GOODWIN MONEY MARKET SERIES
   Units                                                                                   4,779,475           5,007,814
   Unit Value, end of period                                                             $  2.208309         $  2.197158
   Net assets, end of period (thousands)                                                 $    10,555         $    11,003
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                           0.51%               2.73%
   Total return                                                                                 0.51%               2.88%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                  DECEMBER 31,
                                                                                         -------------------------------
                                                                                             2002                2001
                                                                                         -----------         -----------
   PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
   Units                                                                                   2,551,105           2,466,687
   Unit Value, end of period                                                             $  2.490285          $ 2.284481
   Net assets, end of period (thousands)                                                 $     6,353          $    5,635
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                           6.18%               7.91%
   Total return                                                                                 9.01%               5.13%

   PHOENIX-HOLLISTER VALUE EQUITY SERIES
   Units                                                                                   3,893,657           3,920,557
   Unit Value, end of period                                                             $  2.028229          $ 2.621675
   Net assets, end of period (thousands)                                                 $     7,897          $   10,278
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.02%)              0.09%
   Total return                                                                               (22.64%)            (18.70%)

   PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
   Units                                                                                   2,503,633           2,274,969
   Unit Value, end of period                                                             $  1.246846          $ 1.648653
   Net assets, end of period (thousands)                                                 $     3,122          $    3,751
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                           0.03%               0.18%
   Total return                                                                               (24.37%)            (12.70%)

   PHOENIX-JANUS FLEXIBLE INCOME SERIES
   Units                                                                                   2,252,458           1,567,042
   Unit Value, end of period                                                             $  2.448085          $ 2.233242
   Net assets, end of period (thousands)                                                 $     5,514          $    3,500
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                           3.71%               4.36%
   Total return                                                                                 9.62%               6.27%

   PHOENIX-JANUS GROWTH SERIES
   Units                                                                                   8,893,972           8,663,421
   Unit Value, end of period                                                             $  0.948480          $ 1.345000
   Net assets, end of period (thousands)                                                 $     8,436          $   11,652
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.88%)             (0.90%)
   Total return                                                                               (29.48%)            (24.54%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                  DECEMBER 31,
                                                                                         -------------------------------
                                                                                             2002                2001
                                                                                         -----------         -----------
   PHOENIX-KAYNE LARGE-CAP CORE SERIES(11)
   Units                                                                                      34,007                   -
   Unit Value, end of period                                                             $  1.924229                   -
   Net assets, end of period (thousands)                                                 $        65                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                           0.64%(14)              -
   Total return                                                                                (1.87%)                 -

   PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES(13)
   Units                                                                                       7,212                   -
   Unit Value, end of period                                                             $  2.013063                   -
   Net assets, end of period (thousands)                                                 $        15                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                           7.75%(14)              -
   Total return                                                                                 3.37%                  -

   PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES(9)
   Units                                                                                       9,558                   -
   Unit Value, end of period                                                             $  1.908870                   -
   Net assets, end of period (thousands)                                                 $        18                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                          (0.90%)(14)             -
   Total return                                                                                (5.44%)                 -

   PHOENIX-LAZARD SMALL-CAP VALUE SERIES(10)
   Units                                                                                       9,951                   -
   Unit Value, end of period                                                             $  1.950822                   -
   Net assets, end of period (thousands)                                                 $        19                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                          (0.46%)(14)             -
   Total return                                                                                (4.76%)                 -

   PHOENIX-LAZARD U.S. MULTI-CAP SERIES(11)
   Units                                                                                         499                   -
   Unit Value, end of period                                                             $  2.003056                   -
   Net assets, end of period (thousands)                                                 $         1                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                              -                   -
   Total return                                                                                 0.90%                  -

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                  DECEMBER 31,
                                                                                         -------------------------------
                                                                                             2002                2001
                                                                                         -----------         -----------
   PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(12)
   Units                                                                                      24,524                   -
   Unit Value, end of period                                                             $  2.119874                   -
   Net assets, end of period (thousands)                                                 $        52                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                           7.98%(14)              -
   Total return                                                                                 5.36%                  -

   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(9)
   Units                                                                                      33,736                   -
   Unit Value, end of period                                                             $  1.977903                   -
   Net assets, end of period (thousands)                                                 $        67                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                           0.15%(14)              -
   Total return                                                                                (6.60%)                 -

   PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(10)
   Units                                                                                      54,410                   -
   Unit Value, end of period                                                             $  1.993820                   -
   Net assets, end of period (thousands)                                                 $       108                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                           0.62%(14)              -
   Total return                                                                                (1.78%)                 -

   PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(6)
   Units                                                                                     263,760               8,842
   Unit Value, end of period                                                             $  1.529309          $ 2.134539
   Net assets, end of period (thousands)                                                 $       403          $       19
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%(14)
   Net investment income as a % of average net assets                                          (0.89%)             (0.90%)(14)
   Total return                                                                               (28.35%)              0.85%

   PHOENIX-MFS INVESTORS TRUST SERIES(5)
   Units                                                                                     105,165               6,458
   Unit Value, end of period                                                             $  1.633976          $ 2.081724
   Net assets, end of period (thousands)                                                 $       172          $       13
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%(14)
   Net investment income as a % of average net assets                                           0.01%              (0.95%)(14)
   Total return                                                                               (21.51%)              1.77%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                  DECEMBER 31,
                                                                                         -------------------------------
                                                                                             2002                2001
                                                                                         -----------         -----------
   PHOENIX-MFS VALUE SERIES(7)
   Units                                                                                   1,317,927             184,564
   Unit Value, end of period                                                             $  1.802630         $  2.111268
   Net assets, end of period (thousands)                                                 $     2,376         $       390
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%(14)
   Net investment income as a % of average net assets                                           0.54%               3.97%(14)
   Total return                                                                               (14.62%)              2.25%

   PHOENIX-OAKHURST GROWTH AND INCOME SERIES
   Units                                                                                   5,185,969           5,556,852
   Unit Value, end of period                                                             $  1.404702         $  1.829312
   Net assets, end of period (thousands)                                                 $     7,285         $    10,165
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.12%)             (0.35%)
   Total return                                                                               (23.21%)             (9.00%)

   PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
   Units                                                                                   7,558,970           3,133,341
   Unit Value, end of period                                                             $  1.931926         $  2.204724
   Net assets, end of period (thousands)                                                 $    14,603         $     6,908
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                           1.93%               1.75%
   Total return                                                                               (12.37%)              0.95%

   PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES(1)
   Units                                                                                     241,114             151,583
   Unit Value, end of period                                                             $  1.532567         $  1.808109
   Net assets, end of period (thousands)                                                 $       370         $       274
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%(14)
   Net investment income as a % of average net assets                                           0.21%               0.97%(14)
   Total return                                                                               (15.24%)             (9.59%)

   PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
   Units                                                                                   1,494,248             993,605
   Unit Value, end of period                                                             $  2.586820         $  2.854356
   Net assets, end of period (thousands)                                                 $     3,865         $     2,836
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                           0.04%               0.79%
   Total return                                                                                (9.37%)             21.88%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                  DECEMBER 31,
                                                                                         -------------------------------
                                                                                             2002                2001
                                                                                         -----------         -----------
   PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
   Units                                                                                   1,723,827             436,905
   Unit Value, end of period                                                             $  2.248179         $  2.480328
   Net assets, end of period (thousands)                                                 $     3,875         $     1,084
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.19%)              0.85%
   Total return                                                                                (9.36%)             14.71%

   PHOENIX-SENECA MID-CAP GROWTH SERIES
   Units                                                                                   3,145,511           3,245,728
   Unit Value, end of period                                                             $  1.546985         $  2.312642
   Net assets, end of period (thousands)                                                 $     4,866         $     7,506
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.87%)             (0.90%)
   Total return                                                                               (33.11%)            (25.96%)

   PHOENIX-SENECA STRATEGIC THEME SERIES
   Units                                                                                   3,532,260           4,571,050
   Unit Value, end of period                                                             $  1.068399         $  1.658133
   Net assets, end of period (thousands)                                                 $     3,774         $     7,579
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.87%)             (0.90%)
   Total return                                                                               (35.57%)            (28.02%)

   PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES(9)
   Units                                                                                       2,519                   -
   Unit Value, end of period                                                             $  2.009913                   -
   Net assets, end of period (thousands)                                                 $         5                   -
   Mortality and Expense fees as a % of average net assets                                      0.90%(14)              -
   Net investment income as a % of average net assets                                          (0.92%)(14)             -
   Total return                                                                                (7.56%)                 -

   PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
   Units                                                                                     442,451           1,185,720
   Unit Value, end of period                                                             $  1.017261         $  1.454481
   Net assets, end of period (thousands)                                                 $       450         $     1,725
   Mortality and Expense fees as a % of average net assets                                      0.90%               0.90%
   Net investment income as a % of average net assets                                          (0.88%)             (0.90%)
   Total return                                                                               (30.06%)            (15.85%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                      -------------------------------
                                                                                          2002                2001
                                                                                      -----------         -----------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. CAPITAL APPRECIATION FUND(3)
   Units                                                                                  135,400              35,572
   Unit Value, end of period                                                          $  1.330799         $  1.775290
   Net assets, end of period (thousands)                                              $       180         $        63
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%(14)
   Net investment income as a % of average net assets                                       (0.88%)             (0.90%)(14)
   Total return                                                                            (25.04%)            (11.24%)

   AIM V.I. PREMIER EQUITY FUND
   Units                                                                                  439,078             160,449
   Unit Value, end of period                                                          $  1.227383         $  1.775918
   Net assets, end of period (thousands)                                              $       539         $       285
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.47%)             (0.47%)
   Total return                                                                            (30.89%)            (11.20%)

THE ALGER AMERICAN FUND
   ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
   Units                                                                                2,202,602           1,557,149
   Unit Value, end of period                                                          $  0.837769         $  1.279155
   Net assets, end of period (thousands)                                                   $1,845         $     1,992
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.87%)             (0.91%)
   Total return                                                                            (34.51%)            (16.69%)

FEDERATED INSURANCE SERIES
   FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
   Units                                                                                5,187,825           2,790,667
   Unit Value, end of period                                                          $  2.550194         $  2.359840
   Net assets, end of period (thousands)                                              $    13,230         $     6,586
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        2.16%               1.87%
   Total return                                                                              8.07%               6.06%

FEDERATED HIGH INCOME BOND FUND II
   Units                                                                                1,316,098             850,378
   Unit Value, end of period                                                            $1.854946           $1.846158
   Net assets, end of period (thousands)                                                   $2,441              $1,570
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        8.00%               7.52%
   Total return                                                                              0.48%               0.47%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                      -------------------------------
                                                                                          2002                2001
                                                                                      -----------         -----------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
   VIP CONTRAFUND(R) PORTFOLIO
   Units                                                                                1,681,936             758,715
   Unit Value, end of period                                                          $  1.472338         $  1.640310
   Net assets, end of period (thousands)                                              $     2,474         $     1,245
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.35%)             (0.47%)
   Total return                                                                            (10.24%)            (13.16%)

   VIP GROWTH OPPORTUNITIES PORTFOLIO
   Units                                                                                  349,645             300,360
   Unit Value, end of period                                                          $  1.131126         $  1.461765
   Net assets, end of period (thousands)                                              $       395         $       439
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.08%)             (0.72%)
   Total return                                                                            (22.62%)            (15.22%)

   VIP GROWTH PORTFOLIO
   Units                                                                                3,755,437           1,444,877
   Unit Value, end of period                                                          $  0.958779         $  1.386087
   Net assets, end of period (thousands)                                              $     3,601         $     2,003
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.79%)             (0.90%)
   Total return                                                                            (30.83%)            (18.47%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST--CLASS 2
   MUTUAL SHARES SECURITIES FUND
   Units                                                                                  871,565             676,162
   Unit Value, end of period                                                          $  2.085973         $  2.386848
   Net assets, end of period (thousands)                                              $     1,818         $     1,614
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        0.04%               0.73%
   Total return                                                                            (12.61%)              6.08%

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
   Units                                                                                  247,529             319,285
   Unit Value, end of period                                                          $  1.477507         $  1.493112
   Net assets, end of period (thousands)                                              $       366         $       477
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        0.55%              (0.08%)
   Total return                                                                             (1.05%)             (8.92%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                      -------------------------------
                                                                                          2002                2001
                                                                                      -----------         -----------
   TEMPLETON FOREIGN SECURITIES FUND
   Units                                                                                2,841,143           1,794,618
   Unit Value, end of period                                                          $  1.434848         $  1.777901
   Net assets, end of period (thousands)                                              $     4,077         $     3,191
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        0.68%               1.65%
   Total return                                                                            (19.30%)            (16.76%)

   TEMPLETON GLOBAL ASSET ALLOCATION FUND
   Units                                                                                  214,268             231,587
   Unit Value, end of period                                                          $  1.846982         $  1.949284
   Net assets, end of period (thousands)                                              $       396         $       451
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        0.93%               0.48%
   Total return                                                                             (5.25%)            (10.76%)

   TEMPLETON GROWTH SECURITIES FUND
   Units                                                                                1,517,466           1,022,506
   Unit Value, end of period                                                          $  1.914842         $  2.370542
   Net assets, end of period (thousands)                                              $     2,906         $     2,424
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        1.54%              14.91%
   Total return                                                                            (19.22%)             (2.20%)

SCUDDER VIT FUNDS
   SCUDDER VIT EAFE(R) EQUITY INDEX FUND
   Units                                                                                1,255,478             724,284
   Unit Value, end of period                                                          $  1.110715         $  1.429549
   Net assets, end of period (thousands)                                              $     1,394         $     1,035
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                        1.21%              (0.90%)
   Total return                                                                            (22.30%)            (25.37%)

SCUDDER VIT EQUITY 500 INDEX FUND(4)
   Units                                                                                1,218,795              58,178
   Unit Value, end of period                                                          $  1.639006         $  2.109585
   Net assets, end of period (thousands)                                              $     1,998         $       123
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%(14)
   Net investment income as a % of average net assets                                        2.84%              (0.91%)(14)
   Total return                                                                            (23.02%)              1.65%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                                      -------------------------------
                                                                                          2002                2001
                                                                                      -----------         -----------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   TECHNOLOGY PORTFOLIO
   Units                                                                                2,541,191           3,976,109
   Unit Value, end of period                                                          $  0.392611         $  0.776341
   Net assets, end of period (thousands)                                              $       998         $     3,087
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.86%)             (0.89%)
   Total return                                                                            (49.43%)            (49.32%)

WANGER ADVISORS TRUST
   WANGER FOREIGN FORTY
   Units                                                                                  724,347             794,005
   Unit Value, end of period                                                          $  1.824102         $  2.172990
   Net assets, end of period (thousands)                                              $     1,321         $     1,725
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.90%)             (0.68%)
   Total return                                                                            (16.06%)            (27.28%)

   WANGER INTERNATIONAL SMALL CAP
   Units                                                                                3,812,233           3,864,179
   Unit Value, end of period                                                          $  1.510758         $  1.769192
   Net assets, end of period (thousands)                                              $     5,759         $     6,836
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.90%)             (0.88%)
   Total return                                                                            (14.61%)            (21.98%)

   WANGER TWENTY
   Units                                                                                  473,442             453,082
   Unit Value, end of period                                                          $  2.464155         $  2.691578
   Net assets, end of period (thousands)                                              $     1,167         $     1,220
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.89%)             (0.91%)
   Total return                                                                             (8.45%)              8.11%

   WANGER U.S. SMALLER COMPANIES
   Units                                                                                6,419,381           6,700,035
   Unit Value, end of period                                                          $  1.911988         $  2.319212
   Net assets, end of period (thousands)                                              $    12,274         $    15,539
   Mortality and Expense fees as a % of average net assets                                   0.90%               0.90%
   Net investment income as a % of average net assets                                       (0.89%)             (0.85%)
   Total return                                                                            (17.56%)             10.38%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

(1)  From inception February 1, 2001 to December 31, 2001.
(2)  From inception May 2, 2001 to December 31, 2001.
(3)  From inception May 10, 2001 to December 31, 2001.
(4)  From inception November 7, 2001 to December 31, 2001.
(5)  From inception November 9, 2001 to December 31, 2001.
(6)  From inception November 14, 2001 to December 31, 2001.
(7)  From inception November 15, 2001 to December 31, 2001.
(8)  From inception December 14, 2001 to December 31, 2001.
(9)  From inception August 22, 2002 to December 31, 2002.
(10) From inception August 29, 2002 to December 31, 2002.
(11) From inception September 4, 2002 to December 31, 2002.
(12) From inception September 25, 2002 to December 31, 2002.
(13) From inception October 22, 2002 to December 31, 2002.
(14) Annualized.

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                          SUBACCOUNT
                                            ------------------------------------------------------------------------
                                               PHOENIX-
                                               ABERDEEN           PHOENIX-          PHOENIX-AIM      PHOENIX-ALLIANCE/
                                            INTERNATIONAL       ABERDEEN NEW       MID-CAP EQUITY    BERNSTEIN GROWTH
                                                SERIES           ASIA SERIES           SERIES         + VALUE SERIES
                                            --------------     --------------      --------------    ----------------
Units outstanding, beginning of period           3,937,443            321,746              12,934            222,836
Participant deposits                               297,659             32,467              15,301             48,373
Participant transfers                             (544,424)           (58,152)            439,804            286,538
Participant withdrawals                           (178,218)           (21,997)               (193)             2,939
                                            ------------------------------------------------------------------------
Units outstanding, end of period                 3,512,460            274,064             467,846            560,686
                                            ========================================================================

                                                                                   PHOENIX-DUFF &        PHOENIX-
                                               PHOENIX-            PHOENIX-         PHELPS REAL          ENGEMANN
                                            DEUTSCHE DOW 30    DEUTSCHE NASDAQ    ESTATE SECURITIES   CAPITAL GROWTH
                                                SERIES       100 INDEX(R) SERIES       SERIES             SERIES
                                            --------------   -------------------  -----------------   --------------
Units outstanding, beginning of period           1,604,296            814,367             941,521         11,519,963
Participant deposits                               127,949            173,232             109,830            913,279
Participant transfers                             (163,344)           165,385             117,233           (608,581)
Participant withdrawals                            (41,965)           (36,064)            (50,474)          (847,653)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                 1,526,936          1,116,920           1,118,110         10,977,008
                                            ========================================================================

                                                PHOENIX-                             PHOENIX-
                                             ENGEMANN SMALL       PHOENIX-        GOODWIN MULTI-    PHOENIX-HOLLISTER
                                               & MID-CAP       GOODWIN MONEY       SECTOR FIXED        VALUE EQUITY
                                             GROWTH SERIES     MARKET SERIES       INCOME SERIES          SERIES
                                            --------------     --------------      --------------     --------------
Units outstanding, beginning of period           1,794,881          5,007,814           2,466,687          3,920,557
Participant deposits                               135,180          2,768,480             102,227            450,413
Participant transfers                             (318,007)        (1,649,380)            186,623           (285,490)
Participant withdrawals                            (42,588)        (1,347,439)           (204,432)          (191,823)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                 1,569,466          4,779,475           2,551,105          3,893,657
                                            ========================================================================

                                             PHOENIX-J.P.
                                           MORGAN RESEARCH     PHOENIX-JANUS                          PHOENIX-KAYNE
                                            ENHANCED INDEX    FLEXIBLE INCOME      PHOENIX-JANUS      LARGE-CAP CORE
                                                SERIES             SERIES          GROWTH SERIES         SERIES
                                            --------------     --------------      --------------     --------------
Units outstanding, beginning of period           2,274,969          1,567,042           8,663,421                  -
Participant deposits                                97,976            259,687             862,704                  -
Participant transfers                              306,766            609,258            (186,170)            34,062
Participant withdrawals                           (176,078)          (183,529)           (445,983)               (55)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                 2,503,633          2,252,458           8,893,972             34,007
                                            ========================================================================

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                         SUBACCOUNT
                                            ------------------------------------------------------------------------
                                            PHOENIX-KAYNE      PHOENIX-LAZARD
                                              SMALL-CAP         INTERNATIONAL     PHOENIX-LAZARD      PHOENIX-LAZARD
                                            QUALITY VALUE      EQUITY SELECT      SMALL-CAP VALUE     U.S. MULTI-CAP
                                                SERIES             SERIES              SERIES            SERIES
                                            --------------     --------------      --------------     --------------
Units outstanding, beginning of period                   -                  -                   -                  -
Participant deposits                                    23                  -                   -                  -
Participant transfers                                7,189              9,558               9,987                499
Participant withdrawals                                  -                  -                 (36)                 -
                                            ------------------------------------------------------------------------
Units outstanding, end of period                     7,212              9,558               9,951                499
                                            ========================================================================

                                             PHOENIX-LORD
                                             ABBETT BOND-       PHOENIX-LORD        PHOENIX-LORD      PHOENIX-MFS
                                              DEBENTURE       ABBETT LARGE-CAP     ABBETT MID-CAP   INVESTORS GROWTH
                                                SERIES          VALUE SERIES        VALUE SERIES      STOCK SERIES
                                            --------------     --------------      --------------   ----------------
Units outstanding, beginning of period                   -                  -                   -              8,842
Participant deposits                                     -                 12                   -             41,965
Participant transfers                               24,524             33,781              54,484            216,077
Participant withdrawals                                  -                (57)                (74)            (3,124)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                    24,524             33,736              54,410            263,760
                                            ========================================================================

                                                                                      PHOENIX-          PHOENIX-
                                              PHOENIX-MFS                         OAKHURST GROWTH       OAKHURST
                                            INVESTORS TRUST     PHOENIX-MFS          AND INCOME         STRATEGIC
                                                SERIES          VALUE SERIES           SERIES        ALLOCATION SERIES
                                            --------------     --------------      --------------    -----------------
Units outstanding, beginning of period               6,458            184,564           5,556,852          3,133,341
Participant deposits                                10,746            150,044             345,058            657,136
Participant transfers                               88,663            995,092            (414,845)         4,215,625
Participant withdrawals                               (702)           (11,773)           (301,096)          (447,132)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                   105,165          1,317,927           5,185,969          7,558,970
                                            ========================================================================

                                           PHOENIX-SANFORD    PHOENIX-SANFORD     PHOENIX-SANFORD     PHOENIX-SENECA
                                           BERNSTEIN GLOBAL    BERNSTEIN MID-     BERNSTEIN SMALL-    MID-CAP GROWTH
                                             VALUE SERIES     CAP VALUE SERIES    CAP VALUE SERIES        SERIES
                                           ----------------   ----------------    ----------------    --------------
Units outstanding, beginning of period             151,583            993,605             436,905          3,245,728
Participant deposits                                24,704            187,240             193,182            381,564
Participant transfers                               74,286            356,193           1,118,218           (247,454)
Participant withdrawals                             (9,459)           (42,790)            (24,478)          (234,327)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                   241,114          1,494,248           1,723,827          3,145,511
                                            ========================================================================

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                           SUBACCOUNT
                                            ------------------------------------------------------------------------
                                                               PHOENIX-STATE
                                             PHOENIX-SENECA   STREET RESEARCH       PHOENIX-VAN      AIM V.I. CAPITAL
                                            STRATEGIC THEME      SMALL-CAP          KAMPEN FOCUS       APPRECIATION
                                                SERIES         GROWTH SERIES        EQUITY SERIES          FUND
                                            --------------    ---------------       -------------     --------------
Units outstanding, beginning of period           4,571,050                  -           1,185,720             35,572
Participant deposits                               197,406                157              62,698             33,164
Participant transfers                             (836,644)             2,362            (799,332)            68,741
Participant withdrawals                           (399,552)                 -              (6,635)            (2,077)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                 3,532,260              2,519             442,451            135,400
                                            ========================================================================

                                                                                 FEDERATED FUND
                                                               ALGER AMERICAN        FOR U.S.        FEDERATED HIGH
                                           AIM V.I. PREMIER   LEVERAGED ALLCAP      GOVERNMENT         INCOME BOND
                                             EQUITY FUND          PORTFOLIO        SECURITIES II         FUND II
                                            --------------     --------------    ---------------     ---------------
Units outstanding, beginning of period             160,449          1,557,149           2,790,667            850,378
Participant deposits                               160,589            291,820             682,332            202,909
Participant transfers                              192,003            400,499           2,000,818            325,398
Participant withdrawals                            (73,963)           (46,866)           (285,992)           (62,587)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                   439,078          2,202,602           5,187,825          1,316,098
                                            ========================================================================

                                                                 VIP GROWTH
                                           VIP CONTRAFUND(R)    OPPORTUNITIES       VIP GROWTH        MUTUAL SHARES
                                               PORTFOLIO          PORTFOLIO          PORTFOLIO       SECURITIES FUND
                                           -----------------    -------------       -----------      ---------------
Units outstanding, beginning of period             758,715            300,360           1,444,877            676,162
Participant deposits                               174,758             27,912             323,742             74,176
Participant transfers                              827,398             34,647           2,055,670            153,890
Participant withdrawals                            (78,935)           (13,274)            (68,852)           (32,663)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                 1,681,936            349,645           3,755,437            871,565
                                            ========================================================================

                                              TEMPLETON
                                              DEVELOPING         TEMPLETON           TEMPLETON        TEMPLETON
                                               MARKETS            FOREIGN           GLOBAL ASSET        GROWTH
                                           SECURITIES FUND    SECURITIES FUND     ALLOCATION FUND    SECURITIES FUND
                                           ---------------    ---------------     ---------------    ---------------
Units outstanding, beginning of period             319,285          1,794,618             231,587          1,022,506
Participant deposits                                11,697            388,752               6,958            199,126
Participant transfers                              (63,841)           718,103             (23,130)           341,790
Participant withdrawals                            (19,612)           (60,330)             (1,147)           (45,956)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                   247,529          2,841,143             214,268          1,517,466
                                            ========================================================================

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                           SUBACCOUNT
                                            ------------------------------------------------------------------------
                                              SCUDDER VIT
                                            EAFE(R) EQUITY      SCUDDER VIT
                                                 INDEX        EQUITY 500 INDEX       TECHNOLOGY       WANGER FOREIGN
                                                 FUND               FUND             PORTFOLIO            FORTY
                                            --------------     --------------      --------------     --------------
Units outstanding, beginning of period             724,284             58,178           3,976,109            794,005
Participant deposits                                35,090             74,763             151,441             52,924
Participant transfers                              526,887          1,091,252          (1,375,244)           (86,007)
Participant withdrawals                            (30,783)            (5,398)           (211,115)           (36,575)
                                            ------------------------------------------------------------------------
Units outstanding, end of period                 1,255,478          1,218,795           2,541,191            724,347
                                            ========================================================================

                                                WANGER                               WANGER U.S.
                                             INTERNATIONAL                            SMALLER
                                              SMALL CAP        WANGER TWENTY          COMPANIES
                                            --------------     --------------      --------------
Units outstanding, beginning of period           3,864,179            453,082           6,700,035
Participant deposits                               363,419             42,023             725,118
Participant transfers                             (233,610)            (3,825)           (652,269)
Participant withdrawals                           (181,755)           (17,838)           (353,503)
                                            -----------------------------------------------------
Units outstanding, end of period                 3,812,233            473,442           6,419,381
                                            =====================================================

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                     SUBACCOUNT
                                         ----------------------------------------------------------------
                                                                                             PHOENIX-
                                            PHOENIX-                                         ALLIANCE/
                                            ABERDEEN          PHOENIX-     PHOENIX-AIM       BERNSTEIN
                                         INTERNATIONAL     ABERDEEN NEW   MID-CAP EQUITY   GROWTH + VALUE
                                             SERIES         ASIA SERIES      SERIES(5)        SERIES(8)
                                         -------------     ------------   --------------   --------------
Units outstanding, beginning of period       1,996,189          236,950                -                -
Participant deposits                         1,601,223          103,928              487               14
Participant transfers                          431,986           (5,590)          12,448          222,822
Participant withdrawals                        (91,955)         (13,542)              (1)               -
                                         ----------------------------------------------------------------
Units outstanding, end of period             3,937,443          321,746           12,934          222,836
                                         ================================================================

                                                                             PHOENIX-DUFF &
                                                               PHOENIX-       PHELPS REAL
                                              PHOENIX-         DEUTSCHE          ESTATE
                                            DEUTSCHE DOW      NASDAQ-100       SECURITIES
                                             30 SERIES     INDEX(R) SERIES       SERIES
                                           -------------   ---------------    -------------
Units outstanding, beginning of period           550,245            35,490          740,306
Participant deposits                             357,277           382,479          264,914
Participant transfers                            728,159           404,393          122,566
Participant withdrawals                          (31,385)           (7,995)        (186,265)
                                         --------------------------------------------------
Units outstanding, end of period               1,604,296           814,367          941,521
                                         ==================================================

                                                                             PHOENIX-
                                            PHOENIX-         PHOENIX-        ENGEMANN
                                            ENGEMANN         ENGEMANN      SMALL & MID-
                                        CAPITAL GROWTH     NIFTY FIFTY      CAP GROWTH
                                             SERIES           SERIES          SERIES
                                         -------------     ------------   --------------
Units outstanding, beginning of period       7,928,380        1,999,979          178,079
Participant deposits                         3,388,860          318,740        1,402,013
Participant transfers                          978,076           83,813          229,583
Participant withdrawals                       (775,353)         (93,034)         (14,794)
                                         -----------------------------------------------
Units outstanding, end of period            11,519,963        2,309,498        1,794,881
                                         ===============================================

                                              PHOENIX-                        PHOENIX-
                                           FEDERATED U.S.    PHOENIX-      GOODWIN MULTI-       PHOENIX-
                                             GOVERNMENT    GOODWIN MONEY    SECTOR FIXED    HOLLISTER VALUE
                                            BOND SERIES    MARKET SERIES    INCOME SERIES     EQUITY SERIES
                                           --------------  -------------   ---------------    -------------
Units outstanding, beginning of period            370,999      4,032,940         1,129,985          950,903
Participant deposits                               42,495      4,476,260           749,782        1,753,082
Participant transfers                             126,004     (2,795,904)          690,904        1,268,466
Participant withdrawals                           (20,520)      (705,482)         (103,984)         (51,894)
                                         ------------------------------------------------------------------
Units outstanding, end of period                  518,978      5,007,814         2,466,687        3,920,557
                                         ==================================================================

                                           PHOENIX-J.P.
                                             MORGAN
                                            RESEARCH      PHOENIX-JANUS    PHOENIX-JANUS
                                            ENHANCED       CORE EQUITY       FLEXIBLE       PHOENIX-JANUS
                                          INDEX SERIES        SERIES      INCOME SERIES    GROWTH SERIES
                                         -------------    -------------   --------------   --------------
Units outstanding, beginning of period       1,713,804        1,243,365          665,442        4,013,131
Participant deposits                           310,694          729,748          400,504        3,213,965
Participant transfers                          333,300          377,339          569,659        1,676,155
Participant withdrawals                        (82,829)         (18,218)         (68,563)        (239,830)
                                         ----------------------------------------------------------------
Units outstanding, end of period             2,274,969        2,332,234        1,567,042        8,663,421
                                         ================================================================

                                           PHOENIX-MFS
                                            INVESTORS       PHOENIX-MFS
                                           GROWTH STOCK   INVESTORS TRUST      PHOENIX-MFS
                                            SERIES(6)        SERIES(5)       VALUE SERIES(7)
                                          -------------   ---------------    ---------------
Units outstanding, beginning of period                -                 -                  -
Participant deposits                                539                 -             16,224
Participant transfers                             8,303             6,460            168,340
Participant withdrawals                               -                (2)                 -
                                         ---------------------------------------------------
Units outstanding, end of period                  8,842             6,458            184,564
                                         ===================================================

                                                                                            PHOENIX-
                                            PHOENIX-       PHOENIX-       PHOENIX-          OAKHURST
                                             MORGAN        OAKHURST       OAKHURST          STRATEGIC
                                         STANLEY FOCUS     BALANCED      GROWTH AND        ALLOCATION
                                         EQUITY SERIES      SERIES      INCOME SERIES        SERIES
                                         -------------   ------------   --------------   --------------
Units outstanding, beginning of period         137,779      1,574,379        2,983,743        1,608,373
Participant deposits                           811,467      1,170,436        1,847,203          959,247
Participant transfers                          237,993      1,259,788          975,802          730,510
Participant withdrawals                         (1,519)      (128,859)        (249,896)        (164,789)
                                         --------------------------------------------------------------
Units outstanding, end of period             1,185,720      3,875,744        5,556,852        3,133,341
                                         ==============================================================

                                                                PHOENIX-        PHOENIX-
                                                                SANFORD         SANFORD
                                         PHOENIX-SANFORD     BERNSTEIN MID-    BERNSTEIN
                                         BERNSTEIN GLOBAL      CAP VALUE       SMALL-CAP
                                          VALUE SERIES(1)        SERIES       VALUE SERIES
                                         ----------------    --------------   ------------
Units outstanding, beginning of period                  -           259,248          3,499
Participant deposits                               60,579           292,608        150,213
Participant transfers                              91,978           458,306        286,765
Participant withdrawals                              (974)          (16,557)        (3,572)
                                         -------------------------------------------------
Units outstanding, end of period                  151,583           993,605        436,905
                                         =================================================

                                            PHOENIX-        PHOENIX-
                                          SENECA MID-        SENECA      AIM V.I. CAPITAL
                                          CAP GROWTH       STRATEGIC       APPRECIATION    AIM V.I. VALUE
                                            SERIES        THEME SERIES        FUND(3)          FUND(2)
                                         -------------    ------------    --------------   --------------
Units outstanding, beginning of period       1,652,909       3,249,230                 -                -
Participant deposits                           767,500         955,043            12,553           32,698
Participant transfers                          897,321         554,424            23,019          129,905
Participant withdrawals                        (72,002)       (187,647)                -           (2,154)
                                         ----------------------------------------------------------------
Units outstanding, end of period             3,245,728       4,571,050            35,572          160,449
                                         ================================================================

                                           ALGER AMERICAN      DEUTSCHE VIT     DEUTSCHE VIT
                                              LEVERAGED       EAFE(R) EQUITY    EQUITY INDEX
                                           ALLCAP PORTFOLIO     INDEX FUND        FUND(4)
                                          -----------------   ---------------   -------------
Units outstanding, beginning of period              470,348           401,091              -
Participant deposits                                504,664            93,748              -
Participant transfers                               601,371           235,111         58,180
Participant withdrawals                             (19,234)           (5,666)            (2)
                                         ---------------------------------------------------
Units outstanding, end of period                  1,557,149           724,284         58,178
                                         ===================================================

                                           FEDERATED
                                         FUND FOR U.S.   FEDERATED HIGH       VIP           VIP GROWTH
                                          GOVERNMENT      INCOME BOND     CONTRAFUND(R)   OPPORTUNITIES
                                         SECURITIES II       FUND II        PORTFOLIO        PORTFOLIO
                                         -------------    ------------   --------------   --------------
Units outstanding, beginning of period         955,358         499,005          235,503          130,961
Participant deposits                           928,082         195,075          270,033           72,024
Participant transfers                        1,029,578         204,971          270,137          109,521
Participant withdrawals                       (122,351)        (48,673)         (16,958)         (12,146)
                                         ---------------------------------------------------------------
Units outstanding, end of period             2,790,667         850,378          758,715          300,360
                                         ===============================================================

                                                          MUTUAL SHARES       TEMPLETON
                                          VIP GROWTH       SECURITIES       ASSET STRATEGY
                                           PORTFOLIO          FUND              FUND
                                         -------------   ---------------     -----------
Units outstanding, beginning of period         437,782           210,468         180,847
Participant deposits                           497,525           184,094          32,123
Participant transfers                          554,267           295,353          19,355
Participant withdrawals                        (44,697)          (13,753)           (738)
                                         -----------------------------------------------
Units outstanding, end of period             1,444,877           676,162         231,587
                                         ===============================================

                                            TEMPLETON
                                           DEVELOPING       TEMPLETON       TEMPLETON
                                             MARKETS         GROWTH       INTERNATIONAL
                                           SECURITIES      SECURITIES      SECURITIES       TECHNOLOGY
                                             FUND             FUND            FUND          PORTFOLIO
                                         -------------    ------------   --------------   --------------
Units outstanding, beginning of period         245,162         418,050          620,854        1,975,275
Participant deposits                            84,546         282,884          709,582          899,190
Participant transfers                           (3,449)        341,364          501,885        1,177,948
Participant withdrawals                         (6,974)        (19,792)         (37,703)         (76,304)
                                         ---------------------------------------------------------------
Units outstanding, end of period               319,285       1,022,506        1,794,618        3,976,109
                                         ===============================================================

                                                               WANGER
                                           WANGER FOREIGN   INTERNATIONAL         WANGER       WANGER U.S.
                                               FORTY          SMALL CAP           TWENTY        SMALL CAP
                                          ---------------  ---------------     -----------    -------------
Units outstanding, beginning of period           492,432         2,532,500         335,605        3,896,892
Participant deposits                             145,534         1,072,078         134,771        1,789,956
Participant transfers                            177,413           398,353          12,025        1,162,230
Participant withdrawals                          (21,374)         (138,752)        (29,319)        (149,043)
                                         ------------------------------------------------------------------
Units outstanding, end of period                 794,005         3,864,179         453,082        6,700,035
                                         ==================================================================

(1) From inception February 1, 2001 to December 31, 2001
(2) From inception May 2, 2001 to December 31, 2001
(3) From inception May 10, 2001 to December 31, 2001
(4) From inception November 7, 2001 to December 31, 2001
(5) From inception November 9, 2001 to December 31, 2001
(6) From inception November 14, 2001 to December 31, 2001
(7) From inception November 15, 2001 to December 31, 2001
(8) From inception December 14, 2001 to December 31, 2001

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6--FEES AND RELATED PARTY TRANSACTIONS

     PHL Variable and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     PHL Variable assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. In return for the assumption of these mortality and expense risks, PHL Variable charges each subaccount the daily equivalent of .40%, .375% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

     As compensation for administrative services provided to the Account, PHL Variable generally receives $35 per year from each contract, which is deducted on a pro-rata basis from the subaccounts or Guaranteed Interest Account in which contract/policy owners have an interest. Such costs aggregated $98,347, $60,452 and $4,771 during the years ended December 31, 2002, 2001 and 2000, respectively.

     PEPCO is the principal underwriter and distributor for the Account.

     On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from proceeds and are paid to PHL Variable as reimbursement for services provided. Contingent deferred sales charges deducted and paid to PHL Variable aggregated $430,633,$126,155 and $25,455 for the years ended December 31, 2002, 2001 and 2000, respectively.

NOTE 7--DISTRIBUTION OF NET INCOME

     The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817 (h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. PHL Variable intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--MERGERS

     On March 22, 2002, the Phoenix-Janus Growth Series ("Growth") acquired all of the net assets of the Phoenix-Janus Core Equity Series ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

     On April 5, 2002, the Phoenix-Engemann Capital Growth Series ("Capital Growth") acquired all of the net assets of the Phoenix-Engemann Nifty Fifty Series ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

     On April 5, 2002, the Phoenix-Oakhurst Strategic Allocation Series ("Strategic Allocation") acquired all of the net assets of the Phoenix-Oakhurst Balanced Series ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 10--MANAGER OF MANAGERS EXEMPTIVE ORDER

     The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, Inc. ("PVA") have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 11--PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION

     Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the separate account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Government Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series received a confirmation of activity for this transaction.

     As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment.

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 1)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 12--MIXED AND SHARED FUNDING

     Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

     The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--REORGANIZATION

     On November 12, 2002 and December 10, 2002, The Board of Trustees of PESF approved a Plan of Reorganization to merge three Series of PESF into other existing Series of PESF. Each discontinued Series was merged into a corresponding surviving Series as follows:

Discontinued Series                        Surviving Series                    Approval Date            Merger Date
-------------------                        ----------------                    -------------            -----------
Phoenix-Aberdeen New Asia                  Phoenix-Aberdeen International      November 12, 2002        February 7, 2003
Phoenix-MFS Investors Growth Stock         Phoenix-Janus Growth (1)            December 10, 2002        February 14, 2003
Phoenix-Van Kampen Focus Equity            Phoenix-Janus Growth (1)            December 10, 2002        February 14, 2003

      On the merger date, each discontinued Series transferred substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series received a proportional number of shares in the surviving Series.

(1) MFS succeeded Janus as subadvisor.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS]


To the Board of Directors of PHL Variable Insurance Company and Participants of PHL Variable Accumulation Account (The Phoenix Edge(R)-VA
(Death Benefit Option 1)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Death Benefit Option 1)) at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 21, 2003

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

--------------------------------------------------------------------------------
                                                  [LOGO OF PHOENIX] PHOENIX
                                                     WEALTH MANAGEMENT(R)


            THE
            PHOENIX
                EDGE(R)-VA


            V A R I A B L E  A N N U I T Y  A N N U A L  R E P O R T

                   PHL VARIABLE ACCUMULATION ACCOUNT
                   DECEMBER 31, 2002

                                                              DEATH BENEFIT
                                                                  OPTION 2
--------------------------------------------------------------------------------
VA0217AR2 (C)2003 The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                     PHOENIX-             PHOENIX-                             PHOENIX-ALLIANCE/
                                     ABERDEEN           ABERDEEN NEW         PHOENIX-AIM           BERNSTEIN
                                   INTERNATIONAL            ASIA            MID-CAP EQUITY       GROWTH + VALUE
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                  --------------       --------------       --------------     -----------------
ASSETS
   Investment at cost             $    4,497,526       $      390,761       $      114,728       $      223,312
                                  ==============       ==============       ==============       ==============
   Investment at market           $    2,606,646       $      357,125       $      108,232       $      179,161
                                  --------------       --------------       --------------       --------------
       Total assets                    2,606,646              357,125              108,232              179,161
LIABILITIES
   Accrued expenses                        2,808                  437                  116                  167
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $    2,603,838       $      356,688       $      108,116       $      178,994
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding         2,149,494              177,612               57,781              113,243
                                  ==============       ==============       ==============       ==============
Unit value                        $     1.211373       $     2.008173       $     1.871139       $     1.580556
                                  ==============       ==============       ==============       ==============

                                                          PHOENIX-
                                                          DEUTSCHE         PHOENIX-DUFF &          PHOENIX-
                                     PHOENIX-            NASDAQ-100          PHELPS REAL           ENGEMANN
                                  DEUTSCHE DOW 30         INDEX(R)        ESTATE SECURITIES      CAPITAL GROWTH
                                    SUBACCOUNT           SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                  ---------------      --------------     -----------------      --------------
ASSETS
   Investment at cost             $    1,118,555       $      633,487       $    2,327,425       $   17,481,303
                                  ==============       ==============       ==============       ==============
   Investment at market           $      950,738       $      375,375       $    2,479,109       $    7,904,855
                                  --------------       --------------       --------------       --------------
       Total assets                      950,738              375,375            2,479,109            7,904,855
LIABILITIES
   Accrued expenses                        1,048                  428                2,807                9,123
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $      949,690       $      374,947       $    2,476,302       $    7,895,732
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding           628,463              702,121              774,319            8,374,973
                                  ==============       ==============       ==============       ==============
Unit value                        $     1.511132       $     0.534020       $     3.198039       $     0.942789
                                  ==============       ==============       ==============       ==============

                                     PHOENIX-                                  PHOENIX-
                                  ENGEMANN SMALL          PHOENIX-          GOODWIN MULTI-
                                    & MID-CAP          GOODWIN MONEY         SECTOR FIXED      PHOENIX-HOLLISTER
                                     GROWTH                MARKET               INCOME            VALUE EQUITY
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                  --------------       --------------       --------------     -----------------
ASSETS
   Investment at cost             $    1,220,393       $    5,118,357       $    6,586,608       $    7,651,643
                                  ==============       ==============       ==============       ==============
   Investment at market           $      679,696       $    5,118,357       $    6,575,496       $    5,489,731
                                  --------------       --------------       --------------       --------------
       Total assets                      679,696            5,118,357            6,575,496            5,489,731
LIABILITIES
   Accrued expenses                          810                5,652                7,152                6,159
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $      678,886       $    5,112,705       $    6,568,344       $    5,483,572
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding           917,632            2,346,074            2,671,543            2,809,773
                                  ==============       ==============       ==============       ==============
Unit value                        $     0.741334       $     2.179260       $     2.458633       $     1.951607
                                  ==============       ==============       ==============       ==============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                    PHOENIX-J.P.
                                      MORGAN
                                     RESEARCH           PHOENIX-JANUS       PHOENIX-JANUS       PHOENIX-KAYNE
                                  ENHANCED INDEX       FLEXIBLE INCOME          GROWTH          LARGE-CAP CORE
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                  --------------       ---------------      --------------      ---------------
ASSETS
   Investment at cost             $    2,563,339       $    3,741,508       $    9,094,415       $       27,272
                                  ==============       ==============       ==============       ==============
   Investment at market           $    1,474,095       $    3,909,005       $    4,942,075       $       26,260
                                  --------------       --------------       --------------       --------------
       Total assets                    1,474,095            3,909,005            4,942,075               26,260
LIABILITIES
   Accrued expenses                        1,591                4,315                5,633                   23
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $    1,472,504       $    3,904,690       $    4,936,442       $       26,237
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding         1,211,661            1,605,436            5,161,024               13,654
                                  ==============       ==============       ==============       ==============
Unit value                        $     1.215278       $     2.432168       $     0.956485       $     1.921604
                                  ==============       ==============       ==============       ==============

                                   PHOENIX-KAYNE       PHOENIX-LAZARD                             PHOENIX-LORD
                                     SMALL-CAP          INTERNATIONAL       PHOENIX-LAZARD         ABBETT BOND-
                                   QUALITY VALUE        EQUITY SELECT      SMALL-CAP VALUE          DEBENTURE
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                  --------------       --------------      ---------------       --------------
ASSETS
   Investment at cost             $        1,346       $       77,715       $       20,500       $       14,243
                                  ==============       ==============       ==============       ==============
   Investment at market           $        1,320       $       77,002       $       20,296       $       14,339
                                  --------------       --------------       --------------       --------------
       Total assets                        1,320               77,002               20,296               14,339
LIABILITIES
   Accrued expenses                            1                   77                   24                   14
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $        1,319       $       76,925       $       20,272       $       14,325
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding               656               40,354               10,406                6,767
                                  ==============       ==============       ==============       ==============
Unit value                        $     2.010314       $     1.906259       $     1.948160       $     2.116974
                                  ==============       ==============       ==============       ==============

                                   PHOENIX-LORD         PHOENIX-LORD         PHOENIX-MFS
                                 ABBETT LARGE-CAP      ABBETT MID-CAP      INVESTORS GROWTH        PHOENIX-MFS
                                      VALUE                VALUE                STOCK            INVESTORS TRUST
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                 ----------------      --------------      ----------------      ---------------
ASSETS
   Investment at cost              $     136,726       $       53,235       $       99,281       $       59,259
                                  ==============       ==============       ==============       ==============
   Investment at market            $     135,969       $       53,611       $       85,106       $       50,005
                                  --------------       --------------       --------------       --------------
       Total assets                      135,969               53,611               85,106               50,005
LIABILITIES
   Accrued expenses                          145                   51                   87                   50
                                  --------------       --------------       --------------       --------------
NET ASSETS                         $     135,824       $       53,560       $       85,019       $       49,955
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding            68,764               26,900               55,825               30,701
                                  ==============       ==============       ==============       ==============
Unit value                         $    1.975202       $     1.991092       $     1.522962       $     1.627206
                                  ==============       ==============       ==============       ==============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                                              PHOENIX-
                                                          PHOENIX-            OAKHURST          PHOENIX-SANFORD
                                   PHOENIX-MFS         OAKHURST GROWTH        STRATEGIC         BERNSTEIN GLOBAL
                                      VALUE              AND INCOME           ALLOCATION             VALUE
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                  --------------       ---------------      --------------      ----------------
ASSETS
   Investment at cost             $      559,917       $    8,835,361       $    7,892,764       $      308,722
                                  ==============       ==============       ==============       ==============
   Investment at market           $      520,313       $    6,044,591       $    6,773,518       $      264,704
                                  --------------       --------------       --------------       --------------
       Total assets                      520,313            6,044,591            6,773,518              264,704
LIABILITIES
   Accrued expenses                          555                6,803                7,548                  277
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $      519,758       $    6,037,788       $    6,765,970       $      264,427
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding           289,536            4,405,582            3,611,781              167,844
                                  ==============       ==============       ==============       ==============
Unit value                        $     1.795142       $     1.370486       $     1.873306       $     1.575434
                                  ==============       ==============       ==============       ==============

                                 PHOENIX-SANFORD      PHOENIX-SANFORD
                                  BERNSTEIN MID-      BERNSTEIN SMALL-      PHOENIX-SENECA       PHOENIX-SENECA
                                    CAP VALUE            CAP VALUE          MID-CAP GROWTH      STRATEGIC THEME
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                 ---------------      ----------------      --------------      ---------------
ASSETS
   Investment at cost             $    4,166,080       $    2,789,752       $    8,895,353       $   10,945,007
                                  ==============       ==============       ==============       ==============
   Investment at market           $    3,735,934       $    2,388,900       $    4,482,721       $    3,967,339
                                  --------------       --------------       --------------       --------------
       Total assets                    3,735,934            2,388,900            4,482,721            3,967,339
LIABILITIES
   Accrued expenses                        3,734                2,625                5,126                4,539
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $    3,732,200       $    2,386,275       $    4,477,595       $    3,962,800
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding         1,348,894            1,152,127            2,948,643            3,811,000
                                  ==============       ==============       ==============       ==============
Unit value                        $     2.766860       $     2.071191       $     1.518527       $     1.039832
                                  ==============       ==============       ==============       ==============

                                  PHOENIX-STATE
                                 STREET RESEARCH         PHOENIX-VAN
                                    SMALL-CAP           KAMPEN FOCUS       AIM V.I. CAPITAL     AIM V.I. PREMIER
                                      GROWTH               EQUITY            APPRECIATION            EQUITY
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                 ---------------       --------------      ----------------     ----------------
ASSETS
   Investment at cost             $       27,171       $      293,448       $      475,612       $      699,387
                                  ==============       ==============       ==============       ==============
   Investment at market           $       25,829       $      183,130       $      367,775       $      518,052
                                  --------------       --------------       --------------       --------------
       Total assets                       25,829              183,130              367,775              518,052
LIABILITIES
   Accrued expenses                           27                  170                  352                  567
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $       25,802       $      182,960       $      367,423       $      517,485
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding            12,855              187,993              278,662              386,315
                                  ==============       ==============       ==============       ==============
Unit value                        $     2.007167       $     0.973226       $     1.318526       $     1.339541
                                  ==============       ==============       ==============       ==============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                       FEDERATED FUND
                                  ALGER AMERICAN          FOR U.S.          FEDERATED HIGH
                                     LEVERAGED           GOVERNMENT           INCOME BOND
                                      ALLCAP            SECURITIES II           FUND II         VIP CONTRAFUND(R)
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                  --------------       --------------       --------------      -----------------
ASSETS
   Investment at cost             $    1,638,362       $   10,365,337       $    1,387,330       $    2,789,749
                                  ==============       ==============       ==============       ==============
   Investment at market           $    1,169,143       $   10,951,251       $    1,196,911       $    2,611,868
                                  --------------       --------------       --------------       --------------
       Total assets                    1,169,143           10,951,251            1,196,911            2,611,868
LIABILITIES
   Accrued expenses                        1,255               11,928                1,329                2,796
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $    1,167,888       $   10,939,323       $    1,195,582       $    2,609,072
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding         1,415,026            4,415,440              648,897            1,806,187
                                  ==============       ==============       ==============       ==============
Unit value                        $     0.825348       $     2.477516       $     1.842463       $     1.444519
                                  ==============       ==============       ==============       ==============

                                                                                                   TEMPLETON
                                                                                                   DEVELOPING
                                    VIP GROWTH                              MUTUAL SHARES           MARKETS
                                  OPPORTUNITIES          VIP GROWTH           SECURITIES           SECURITIES
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                  --------------       --------------       --------------       --------------
ASSETS
   Investment at cost             $      523,915       $    2,403,585       $    1,075,776       $      297,566
                                  ==============       ==============       ==============       ==============
   Investment at market           $      424,881       $    1,796,660       $      938,591       $      218,763
                                  --------------       --------------       --------------       --------------
       Total assets                      424,881            1,796,660              938,591              218,763
LIABILITIES
   Accrued expenses                          404                2,065                1,011                  271
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $      424,477       $    1,794,595       $      937,580       $      218,492
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding           384,342            1,864,175              459,432              149,525
                                  ==============       ==============       ==============       ==============
Unit value                        $     1.104426       $     0.962675       $     2.040739       $     1.461237
                                  ==============       ==============       ==============       ==============

                                    TEMPLETON            TEMPLETON            TEMPLETON           SCUDDER VIT
                                     FOREIGN            GLOBAL ASSET            GROWTH           EAFE(R) EQUITY
                                    SECURITIES           ALLOCATION           SECURITIES             INDEX
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                  --------------       --------------       --------------       --------------
ASSETS
   Investment at cost             $    2,434,100       $      139,390       $    2,113,999       $      699,978
                                  ==============       ==============       ==============       ==============
   Investment at market           $    1,518,235       $      101,495       $    1,625,557       $      480,696
                                  --------------       --------------       --------------       --------------
       Total assets                    1,518,235              101,495            1,625,557              480,696
LIABILITIES
   Accrued expenses                        1,686                  120                1,742                  514
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $    1,516,549       $      101,375       $    1,623,815       $      480,182
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding         1,041,981               55,038              835,836              446,930
                                  ==============       ==============       ==============       ==============
Unit value                        $     1.455447       $     1.841923       $     1.942744       $     1.074400
                                  ==============       ==============       ==============       ==============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                    WANGER
                                   SCUDDER VIT                              WANGER FOREIGN       INTERNATIONAL
                                 EQUITY 500 INDEX        TECHNOLOGY             FORTY              SMALL CAP
                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                 ----------------      --------------       --------------       --------------
ASSETS
   Investment at cost             $      210,110       $    3,839,922       $    1,783,241       $    9,617,145
                                  ==============       ==============       ==============       ==============
   Investment at market           $      190,529       $      783,015       $    1,077,909       $    4,491,842
                                  --------------       --------------       --------------       --------------
       Total assets                      190,529              783,015            1,077,909            4,491,842
LIABILITIES
   Accrued expenses                          192                  809                1,183                4,957
                                  --------------       --------------       --------------       --------------
NET ASSETS                        $      190,337       $      782,206       $    1,076,726       $    4,486,885
                                  ==============       ==============       ==============       ==============
Accumulation units outstanding           116,614            1,984,757              609,824            3,074,981
                                  ==============       ==============       ==============       ==============
Unit value                        $     1.632206       $     0.394110       $     1.765635       $     1.459158
                                  ==============       ==============       ==============       ==============

                                                         WANGER U.S.
                                                          SMALLER
                                  WANGER TWENTY          COMPANIES
                                    SUBACCOUNT           SUBACCOUNT
                                  --------------       --------------
ASSETS
   Investment at cost             $      985,067       $    7,803,380
                                  ==============       ==============
   Investment at market           $    1,062,637       $    7,054,451
                                  --------------       --------------
       Total assets                    1,062,637            7,054,451
LIABILITIES
   Accrued expenses                        1,204                7,881
                                  --------------       --------------
NET ASSETS                        $    1,061,433       $    7,046,570
                                  ==============       ==============
Accumulation units outstanding           444,343            3,758,819
                                  ==============       ==============
Unit value                        $     2.388768       $     1.874677
                                  ==============       ==============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                             PHOENIX-           PHOENIX-                          PHOENIX-ALLIANCE/
                                                             ABERDEEN         ABERDEEN NEW       PHOENIX-AIM         BERNSTEIN
                                                           INTERNATIONAL         ASIA           MID-CAP EQUITY     GROWTH + VALUE
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                           ------------       ------------      --------------    -----------------
Investment income
    Distributions                                          $     32,655       $      8,607       $         -         $        857
Expenses
    Mortality, expense risk and administrative charges           38,757              4,114                 847              1,852
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                     (6,102)             4,493                (847)              (995)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                (39,741)            (1,500)                 40             (1,065)
Net realized gain distribution from Fund                            -                  -                    68                -
Net unrealized appreciation (depreciation) on investment       (493,498)            (2,713)             (7,600)           (44,515)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                  (533,239)            (4,213)             (7,492)           (45,580)
Net increase (decrease) in net assets resulting from
    operations                                             $   (539,341)      $        280       $      (8,339)      $    (46,575)
                                                           ============       ============       =============       ============

                                                                                PHOENIX-
                                                                                DEUTSCHE        PHOENIX-DUFF &         PHOENIX-
                                                             PHOENIX-          NASDAQ-100         PHELPS REAL          ENGEMANN
                                                          DEUTSCHE DOW 30       INDEX(R)       ESTATE SECURITIES    CAPITAL GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                          ---------------     ------------     -----------------    --------------
Investment income
    Distributions                                          $     12,233       $        -         $      78,639       $        -
Expenses
    Mortality, expense risk and administrative charges           10,180              4,588              24,994            116,843
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                      2,053             (4,588)             53,645           (116,843)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                   (808)            (3,334)             (3,803)          (456,029)
Net realized gain distribution from Fund                          1,603                -                13,691                -
Net unrealized appreciation (depreciation) on investment       (149,156)          (179,867)             91,407         (2,595,300)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                  (148,361)          (183,201)            101,295         (3,051,329)
Net increase (decrease) in net assets resulting from
    operations                                             $   (146,308)      $   (187,789)      $     154,940       $ (3,168,172)
                                                           ============       ============       =============       ============

                                                             PHOENIX-                               PHOENIX-
                                                          ENGEMANN SMALL       PHOENIX-         GOODWIN MULTI-
                                                            & MID-CAP        GOODWIN MONEY       SECTOR FIXED     PHOENIX-HOLLISTER
                                                              GROWTH            MARKET              INCOME           VALUE EQUITY
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                          --------------     -------------      --------------    -----------------
Investment income
    Distributions                                          $        -         $     83,770       $     445,280       $     57,510
Expenses
    Mortality, expense risk and administrative charges           10,875             74,337              77,565             76,331
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                    (10,875)             9,433             367,715            (18,821)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                (71,516)               -                (2,555)           (74,563)
Net realized gain distribution from Fund                            -                  -                   -                  -
Net unrealized appreciation (depreciation) on investment       (300,660)               -               150,716         (1,558,885)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                  (372,176)               -               148,161         (1,633,448)
Net increase (decrease) in net assets resulting from
    operations                                             $   (383,051)      $      9,433       $     515,876       $ (1,652,269)
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                           PHOENIX-J.P.
                                                              MORGAN
                                                             RESEARCH        PHOENIX-JANUS      PHOENIX-JANUS       PHOENIX-KAYNE
                                                          ENHANCED INDEX    FLEXIBLE INCOME         GROWTH          LARGE-CAP CORE
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT(5)
                                                          --------------    ---------------     --------------      --------------
Investment income
    Distributions                                          $     18,286       $    140,070       $         -         $         49
Expenses
    Mortality, expense risk and administrative charges           26,187             37,850              71,525                 50
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                     (7,901)           102,220             (71,525)                (1)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions               (218,774)             1,526            (236,323)               -
Net realized gain distribution from Fund                           -                12,713                 -                  -
Net unrealized appreciation (depreciation) on investment       (418,776)           169,635          (1,979,189)            (1,012)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                  (637,550)           183,874          (2,215,512)            (1,012)
Net increase (decrease) in net assets resulting from
    operations                                             $   (645,451)      $    286,094       $  (2,287,037)      $     (1,013)
                                                           ============       ============       =============       ============

                                                           PHOENIX-KAYNE     PHOENIX-LAZARD
                                                             SMALL-CAP        INTERNATIONAL     PHOENIX-LAZARD      PHOENIX-LAZARD
                                                           QUALITY VALUE      EQUITY SELECT     SMALL-CAP VALUE     U.S. MULTI-CAP
                                                           SUBACCOUNT(8)      SUBACCOUNT(6)       SUBACCOUNT(2)      SUBACCOUNT(3)
                                                           -------------     --------------     ---------------     --------------
Investment income
    Distributions                                          $          9       $        -         $          18       $        -
Expenses
    Mortality, expense risk and administrative charges                1                118                  45                  5
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                          8               (118)                (27)                (5)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                    -                   (1)               (125)              (827)
Net realized gain distribution from Fund                              5                -                   -                  -
Net unrealized appreciation (depreciation) on investment            (26)              (713)               (204)               -
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                       (21)              (714)               (329)              (827)
Net increase (decrease) in net assets resulting from
    operations                                             $        (13)      $       (832)      $        (356)      $       (832)
                                                           ============       ============       =============       ============

                                                           PHOENIX-LORD       PHOENIX-LORD       PHOENIX-LORD        PHOENIX-MFS
                                                           ABBETT BOND-     ABBETT LARGE-CAP    ABBETT MID-CAP     INVESTORS GROWTH
                                                             DEBENTURE           VALUE              VALUE               STOCK
                                                           SUBACCOUNT(7)      SUBACCOUNT(4)       SUBACCOUNT(4)       SUBACCOUNT
                                                           -------------    ---------------     ---------------    ----------------
Investment income
    Distributions                                          $        244       $        266       $         152       $        -
Expenses
    Mortality, expense risk and administrative charges               23                266                 105                559
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                        221                -                    47               (559)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                    -                   15                 -                 (429)
Net realized gain distribution from Fund                             22                -                   -                    7
Net unrealized appreciation (depreciation) on investment             96               (757)                376            (14,182)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                       118               (742)                376            (14,604)
Net increase (decrease) in net assets resulting from
    operations                                             $        339       $       (742)      $         423       $    (15,163)
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                       PHOENIX-
                                                                                                   PHOENIX-            OAKHURST
                                                            PHOENIX-MFS        PHOENIX-MFS      OAKHURST GROWTH        STRATEGIC
                                                          INVESTORS TRUST        VALUE            AND INCOME          ALLOCATION
                                                           SUBACCOUNT(1)       SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                          --------------      ------------      ---------------      ------------
Investment income
    Distributions                                          $        241       $      4,326       $      57,623       $    166,813
Expenses
    Mortality, expense risk and administrative charges              411              3,548              91,418             73,416
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                       (170)               778             (33,795)            93,397
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                    399             (1,357)           (262,039)          (121,887)
Net realized gain distribution from Fund                             66                262                 -                  -
Net unrealized appreciation (depreciation) on investment         (9,254)           (41,267)         (1,821,169)          (939,225)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                    (8,789)           (42,362)         (2,083,208)        (1,061,112)
Net increase (decrease) in net assets resulting from
    operations                                             $     (8,959)      $    (41,584)      $  (2,117,003)      $   (967,715)
                                                           ============       ============       =============       ============

                                                          PHOENIX-SANFORD   PHOENIX-SANFORD     PHOENIX-SANFORD
                                                          BERNSTEIN GLOBAL   BERNSTEIN MID-     BERNSTEIN SMALL-    PHOENIX-SENECA
                                                               VALUE           CAP VALUE          CAP VALUE         MID-CAP GROWTH
                                                             SUBACCOUNT       SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                          ---------------    --------------     ---------------     --------------
Investment income
    Distributions                                          $      2,676       $     34,227       $      12,210       $        -
Expenses
    Mortality, expense risk and administrative charges            2,801             46,493              29,418             71,642
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                       (125)           (12,266)            (17,208)           (71,642)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                 (1,749)          (128,021)            (71,107)          (201,821)
Net realized gain distribution from Fund                            -              284,078             107,539                -
Net unrealized appreciation (depreciation) on investment        (38,135)          (752,655)           (451,139)        (2,157,120)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                   (39,884)          (596,598)           (414,707)        (2,358,941)
Net increase (decrease) in net assets resulting from
    operations                                             $    (40,009)      $   (608,864)      $    (431,915)      $ (2,430,583)
                                                           ============       ============       =============       ============

                                                                              PHOENIX-STATE
                                                                             STREET RESEARCH      PHOENIX-VAN
                                                          PHOENIX-SENECA       SMALL-CAP          KAMPEN FOCUS     AIM V.I. CAPITAL
                                                          STRATEGIC THEME       GROWTH              EQUITY           APPRECIATION
                                                            SUBACCOUNT        SUBACCOUNT(2)       SUBACCOUNT          SUBACCOUNT
                                                          ---------------    ---------------     -------------     ----------------
Investment income
    Distributions                                          $        -         $        -         $         -         $        -
Expenses
    Mortality, expense risk and administrative charges           66,442                 44               2,545              3,666
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                    (66,442)               (44)             (2,545)            (3,666)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions               (318,191)              (117)             (4,187)                (4)
Net realized gain distribution from Fund                            -                  -                   -                  -
Net unrealized appreciation (depreciation) on investment     (2,127,695)            (1,342)            (69,396)           (83,170)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                (2,445,886)            (1,459)            (73,583)           (83,174)
Net increase (decrease) in net assets resulting from
    operations                                             $ (2,512,328)      $     (1,503)      $     (76,128)      $    (86,840)
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                 FEDERATED FUND
                                                                             ALGER AMERICAN         FOR U.S.        FEDERATED HIGH
                                                         AIM V.I. PREMIER      LEVERAGED           GOVERNMENT         INCOME BOND
                                                              EQUITY             ALLCAP          SECURITIES II          FUND II
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                         ----------------    --------------      -------------      --------------
Investment income
    Distributions                                          $      2,084       $         97       $     209,590       $    113,117
Expenses
    Mortality, expense risk and administrative charges            5,842             15,718              93,532             14,683
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                     (3,758)           (15,621)            116,058             98,434
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                 (1,640)          (182,577)              4,888             (3,676)
Net realized gain distribution from Fund                            -                  -                   -                  -
Net unrealized appreciation (depreciation) on investment       (171,678)          (364,231)            420,301            (96,602)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                  (173,318)          (546,808)            425,189           (100,278)
Net increase (decrease) in net assets resulting from
    operations                                             $   (177,076)      $   (562,429)      $     541,247       $     (1,844)
                                                           ============       ============       =============       ============

                                                                               VIP GROWTH                            MUTUAL SHARES
                                                         VIP CONTRAFUND(R)    OPPORTUNITIES       VIP GROWTH          SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                         ----------------     -------------      -------------       -------------
Investment income
    Distributions                                          $     11,715       $      3,097       $       2,396       $      8,855
Expenses
    Mortality, expense risk and administrative charges           26,351              5,792              23,430             11,643
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                    (14,636)            (2,695)            (21,034)            (2,788)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                (71,322)           (30,017)           (285,971)           (29,410)
Net realized gain distribution from Fund                            -                  -                   -               21,957
Net unrealized appreciation (depreciation) on investment       (190,019)           (95,151)           (421,059)          (144,653)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                  (261,341)          (125,168)           (707,030)          (152,106)
Net increase (decrease) in net assets resulting from
    operations                                             $   (275,977)      $   (127,863)      $    (728,064)      $   (154,894)
                                                           ============       ============       =============       ============

                                                            TEMPLETON
                                                            DEVELOPING         TEMPLETON          TEMPLETON            TEMPLETON
                                                              MARKETS           FOREIGN          GLOBAL ASSET           GROWTH
                                                            SECURITIES         SECURITIES         ALLOCATION          SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                           ------------       ------------       -------------       ------------
Investment income
    Distributions                                          $      3,592       $     27,787       $       2,918       $     38,155
Expenses
    Mortality, expense risk and administrative charges            3,130             20,542               1,805             18,804
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                        462              7,245               1,113             19,351
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                 (3,159)           (27,509)            (10,772)           (16,669)
Net realized gain distribution from Fund                            -                  -                   -               37,517
Net unrealized appreciation (depreciation) on investment            234           (337,896)              1,301           (412,727)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                    (2,925)          (365,405)             (9,471)          (391,879)
Net increase (decrease) in net assets resulting from
    operations                                             $     (2,463)      $   (358,160)      $      (8,358)      $   (372,528)
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                           SCUDDER VIT
                                                          EAFE(R) EQUITY       SCUDDER VIT                          WANGER FOREIGN
                                                               INDEX        EQUITY 500 INDEX      TECHNOLOGY            FORTY
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                           ------------     ----------------     -------------      --------------
Investment income
    Distributions                                          $      7,736       $      2,256       $         -         $        -
Expenses
    Mortality, expense risk and administrative charges            5,679                636              13,574             15,690
                                                           ------------       ------------       -------------       ------------
Net investment income (loss)                                      2,057              1,620             (13,574)           (15,690)
                                                           ------------       ------------       -------------       ------------
Net realized gain (loss) from share transactions                   (135)                27            (141,160)           (13,070)
Net realized gain distribution from Fund                            -                    8                 -                  -
Net unrealized appreciation (depreciation) on investment       (119,872)           (19,834)           (720,339)          (199,455)
                                                           ------------       ------------       -------------       ------------
Net gain (loss) on investment                                  (120,007)           (19,799)           (861,499)          (212,525)
Net increase (decrease) in net assets resulting from
    operations                                             $   (117,950)      $    (18,179)      $    (875,073)      $   (228,215)
                                                           ============       ============       =============       ============

                                                              WANGER                              WANGER U.S.
                                                           INTERNATIONAL                           SMALLER
                                                            SMALL CAP         WANGER TWENTY       COMPANIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                           -------------      -------------      -------------
Investment income
    Distributions                                          $        -         $        -         $         -
Expenses
    Mortality, expense risk and administrative charges           65,003             13,124              99,230
                                                           ------------       ------------       -------------
Net investment income (loss)                                    (65,003)           (13,124)            (99,230)
                                                           ------------       ------------       -------------
Net realized gain (loss) from share transactions                (66,274)            (4,300)           (186,799)
Net realized gain distribution from Fund                            -                  -                   -
Net unrealized appreciation (depreciation) on investment       (720,952)           (83,522)         (1,407,807)
                                                           ------------       ------------       -------------
Net gain (loss) on investment                                  (787,226)           (87,822)         (1,594,606)
Net increase (decrease) in net assets resulting from
    operations                                             $   (852,229)      $   (100,946)      $  (1,693,836)
                                                           ============       ============       =============

Footnotes for Statements of Operations
For the period ended December 31, 2002

(1)  From inception February 28, 2002 to December 31, 2002.
(2)  From inception August 20, 2002 to December 31, 2002.
(3)  From inception August 23, 2002 to December 31, 2002.
(4)  From inception August 29, 2002 to December 31, 2002.
(5)  From inception Ocotober 18, 2002 to December 31, 2002.
(6)  From inception October 22, 2002 to December 31, 2002.
(7)  From inception November 4, 2002 to December 31, 2002.
(8)  From inception December 2, 2002 to December 31, 2002.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                              PHOENIX-          PHOENIX-                          PHOENIX-ALLIANCE/
                                                              ABERDEEN        ABERDEEN NEW        PHOENIX-AIM         BERNSTEIN
                                                           INTERNATIONAL          ASIA           MID-CAP EQUITY     GROWTH + VALUE
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                           -------------      ------------       --------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                            $     (6,102)      $      4,493       $        (847)      $       (995)
   Net realized gain (loss)                                     (39,741)            (1,500)                108             (1,065)
   Net unrealized appreciation (depreciation)                  (493,498)            (2,713)             (7,600)           (44,515)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations           (539,341)               280              (8,339)           (46,575)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          97,604             31,396               5,125             10,055
   Participant transfers                                       (143,446)           108,534              90,499            157,185
   Participant withdrawals                                     (199,729)           (17,588)             (7,145)            (7,017)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                           (245,571)           122,342              88,479            160,223
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                       (784,912)           122,622              80,140            113,648
NET ASSETS
   Beginning of period                                        3,388,750            234,066              27,976             65,346
                                                           ------------       ------------       -------------       ------------
   End of period                                           $  2,603,838       $    356,688       $     108,116       $    178,994
                                                           ============       ============       =============       ============

                                                                                PHOENIX-
                                                                                DEUTSCHE        PHOENIX-DUFF &         PHOENIX-
                                                             PHOENIX-          NASDAQ-100         PHELPS REAL          ENGEMANN
                                                          DEUTSCHE DOW 30       INDEX(R)       ESTATE SECURITIES    CAPITAL GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                          ---------------     ------------     -----------------    --------------
FROM OPERATIONS
   Net investment income (loss)                            $      2,053       $     (4,588)      $      53,645       $   (116,843)
   Net realized gain (loss)                                         795             (3,334)              9,888           (456,029)
   Net unrealized appreciation (depreciation)                  (149,156)          (179,867)             91,407         (2,595,300)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations           (146,308)          (187,789)            154,940         (3,168,172)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         142,904             23,494             157,592            876,677
   Participant transfers                                        355,994            194,110           1,008,990            639,915
   Participant withdrawals                                      (20,864)           (20,983)           (103,904)          (641,840)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            478,034            196,621           1,062,678            874,752
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                        331,726              8,832           1,217,618         (2,293,420)
NET ASSETS
   Beginning of period                                          617,964            366,115           1,258,684         10,189,152
                                                           ------------       ------------       -------------       ------------
   End of period                                           $    949,690       $    374,947       $   2,476,302       $  7,895,732
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                              PHOENIX-                             PHOENIX-
                                                           ENGEMANN SMALL       PHOENIX-         GOODWIN MULTI-
                                                             & MID-CAP       GOODWIN MONEY       SECTOR FIXED     PHOENIX-HOLLISTER
                                                               GROWTH            MARKET             INCOME           VALUE EQUITY
                                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                           -------------     -------------       --------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                            $    (10,875)      $      9,433       $     367,715       $    (18,821)
   Net realized gain (loss)                                     (71,516)               -                (2,555)           (74,563)
   Net unrealized appreciation (depreciation)                  (300,660)               -               150,716         (1,558,885)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations           (383,051)             9,433             515,876         (1,652,269)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          42,202          1,466,449             411,144            550,005
   Participant transfers                                        (88,172)        (1,461,871)            893,929          1,156,985
   Participant withdrawals                                      (60,778)          (731,641)           (389,108)          (386,416)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                           (106,748)          (727,063)            915,965          1,320,574
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                       (489,799)          (717,630)          1,431,841           (331,695)
NET ASSETS
   Beginning of period                                        1,168,685          5,830,335           5,136,503          5,815,267
                                                           ------------       ------------       -------------       ------------
   End of period                                           $    678,886       $  5,112,705       $   6,568,344       $  5,483,572
                                                           ============       ============       =============       ============

                                                           PHOENIX-J.P.
                                                              MORGAN
                                                             RESEARCH         PHOENIX-JANUS      PHOENIX-JANUS      PHOENIX-KAYNE
                                                          ENHANCED INDEX     FLEXIBLE INCOME        GROWTH          LARGE-CAP CORE
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT(5)
                                                          --------------     ---------------     -------------      --------------
FROM OPERATIONS
   Net investment income (loss)                            $     (7,901)      $    102,220       $     (71,525)      $         (1)
   Net realized gain (loss)                                    (218,774)            14,239            (236,323)               -
   Net unrealized appreciation (depreciation)                  (418,776)           169,635          (1,979,189)            (1,012)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations           (645,451)           286,094          (2,287,037)            (1,013)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          96,600            172,611             365,368                -
   Participant transfers                                       (551,609)         1,588,010           1,249,879             27,250
   Participant withdrawals                                     (118,852)          (126,364)           (281,731)               -
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                           (573,861)         1,634,257           1,333,516             27,250
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                     (1,219,312)         1,920,351            (953,521)            26,237
NET ASSETS
   Beginning of period                                        2,691,816          1,984,339           5,889,963                -
                                                           ------------       ------------       -------------       ------------
   End of period                                           $  1,472,504       $  3,904,690       $   4,936,442       $     26,237
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                           PHOENIX-KAYNE      PHOENIX-LAZARD
                                                             SMALL-CAP        INTERNATIONAL     PHOENIX-LAZARD      PHOENIX-LAZARD
                                                           QUALITY VALUE      EQUITY SELECT     SMALL-CAP VALUE     U.S. MULTI-CAP
                                                           SUBACCOUNT(8)      SUBACCOUNT(6)       SUBACCOUNT(2)      SUBACCOUNT(3)
                                                           -------------      -------------     ---------------     --------------
FROM OPERATIONS
   Net investment income (loss)                            $          8       $       (118)      $         (27)      $         (5)
   Net realized gain (loss)                                           5                 (1)               (125)              (827)
   Net unrealized appreciation (depreciation)                       (26)              (713)               (204)               -
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations                (13)              (832)               (356)              (832)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                              12                -                   250             14,881
   Participant transfers                                          1,320             77,765              20,251                -
   Participant withdrawals                                          -                   (8)                127            (14,049)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                              1,332             77,757              20,628                832
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                          1,319             76,925              20,272                -
NET ASSETS
   Beginning of period                                              -                  -                   -                  -
                                                           ------------       ------------       -------------       ------------
   End of period                                           $      1,319       $     76,925       $      20,272       $        -
                                                           ============       ============       =============       ============

                                                            PHOENIX-LORD      PHOENIX-LORD        PHOENIX-LORD       PHOENIX-MFS
                                                            ABBETT BOND-     ABBETT LARGE-CAP    ABBETT MID-CAP    INVESTORS GROWTH
                                                             DEBENTURE           VALUE               VALUE              STOCK
                                                           SUBACCOUNT(7)      SUBACCOUNT(4)      SUBACCOUNT(4)        SUBACCOUNT
                                                           ------------      ----------------    -------------     ----------------
FROM OPERATIONS
   Net investment income (loss)                            $        221       $        -         $          47       $       (559)
   Net realized gain (loss)                                          22                 15                 -                 (422)
   Net unrealized appreciation (depreciation)                        96               (757)                376            (14,182)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations                339               (742)                423            (15,163)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                             -                  -                   -               11,505
   Participant transfers                                         14,011            137,093              53,151             88,434
   Participant withdrawals                                          (25)              (527)                (14)              (674)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                             13,986            136,566              53,137             99,265
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                         14,325            135,824              53,560             84,102
NET ASSETS
   Beginning of period                                              -                  -                   -                  917
                                                           ------------       ------------       -------------       ------------
   End of period                                           $     14,325       $    135,824       $      53,560       $     85,019
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                       PHOENIX-
                                                                                                    PHOENIX-           OAKHURST
                                                            PHOENIX-MFS        PHOENIX-MFS      OAKHURST GROWTH       STRATEGIC
                                                          INVESTORS TRUST        VALUE             AND INCOME         ALLOCATION
                                                           SUBACCOUNT(1)       SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                          ---------------     ------------      ---------------      ------------
FROM OPERATIONS
   Net investment income (loss)                            $       (170)      $        778       $     (33,795)      $     93,397
   Net realized gain (loss)                                         465             (1,095)           (262,039)          (121,887)
   Net unrealized appreciation (depreciation)                    (9,254)           (41,267)         (1,821,169)          (939,225)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations             (8,959)           (41,584)         (2,117,003)          (967,715)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           2,450             44,672             628,664            671,882
   Participant transfers                                         56,702            396,148            (275,866)         5,236,114
   Participant withdrawals                                         (238)            (8,706)           (540,590)          (386,897)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                             58,914            432,114            (187,792)         5,521,099
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                         49,955            390,530          (2,304,795)         4,553,384
NET ASSETS
   Beginning of period                                              -              129,228           8,342,583          2,212,586
                                                           ------------       ------------       -------------       ------------
   End of period                                           $     49,955       $    519,758       $   6,037,788       $  6,765,970
                                                           ============       ============       =============       ============

                                                          PHOENIX-SANFORD    PHOENIX-SANFORD     PHOENIX-SANFORD
                                                          BERNSTEIN GLOBAL    BERNSTEIN MID-     BERNSTEIN SMALL-    PHOENIX-SENECA
                                                               VALUE           CAP VALUE            CAP VALUE        MID-CAP GROWTH
                                                             SUBACCOUNT        SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
                                                          ---------------    --------------      ---------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                            $       (125)      $    (12,266)      $     (17,208)      $    (71,642)
   Net realized gain (loss)                                      (1,749)           156,057              36,432           (201,821)
   Net unrealized appreciation (depreciation)                   (38,135)          (752,655)           (451,139)        (2,157,120)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations            (40,009)          (608,864)           (431,915)        (2,430,583)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          50,405            290,955             217,757            452,086
   Participant transfers                                         92,959          1,597,056           1,312,754            303,566
   Participant withdrawals                                       (6,104)          (162,152)            (38,696)          (380,836)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            137,260          1,725,859           1,491,815            374,816
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                         97,251          1,116,995           1,059,900         (2,055,767)
NET ASSETS
   Beginning of period                                          167,176          2,615,205           1,326,375          6,533,362
                                                           ------------       ------------       -------------       ------------
   End of period                                           $    264,427       $  3,732,200       $   2,386,275       $  4,477,595
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                              PHOENIX-STATE
                                                                             STREET RESEARCH      PHOENIX-VAN
                                                           PHOENIX-SENECA       SMALL-CAP         KAMPEN FOCUS     AIM V.I. CAPITAL
                                                          STRATEGIC THEME        GROWTH              EQUITY          APPRECIATION
                                                            SUBACCOUNT        SUBACCOUNT(2)        SUBACCOUNT         SUBACCOUNT
                                                          --------------     ---------------     --------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                            $    (66,442)      $        (44)      $      (2,545)      $     (3,666)
   Net realized gain (loss)                                    (318,191)              (117)             (4,187)                (4)
   Net unrealized appreciation (depreciation)                (2,127,695)            (1,342)            (69,396)           (83,170)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations         (2,512,328)            (1,503)            (76,128)           (86,840)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         276,478                -                 7,256             69,261
   Participant transfers                                       (572,461)            27,202              25,092            164,944
   Participant withdrawals                                     (304,021)               103              (7,704)            (2,696)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                           (600,004)            27,305              24,644            231,509
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                     (3,112,332)            25,802             (51,484)           144,669
NET ASSETS
   Beginning of period                                        7,075,132                -               234,444            222,754
                                                           ------------       ------------       -------------       ------------
   End of period                                           $  3,962,800       $     25,802       $     182,960       $    367,423
                                                           ============       ============       =============       ============

                                                                                                FEDERATED FUND
                                                                             ALGER AMERICAN         FOR U.S.        FEDERATED HIGH
                                                         AIM V.I. PREMIER      LEVERAGED           GOVERNMENT        INCOME BOND
                                                              EQUITY             ALLCAP          SECURITIES II         FUND II
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                         ----------------    --------------     --------------      --------------
FROM OPERATIONS
   Net investment income (loss)                            $     (3,758)      $    (15,621)      $     116,058       $     98,434
   Net realized gain (loss)                                      (1,640)          (182,577)              4,888             (3,676)
   Net unrealized appreciation (depreciation)                  (171,678)          (364,231)            420,301            (96,602)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations           (177,076)          (562,429)            541,247             (1,844)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         158,854            172,747             383,702             48,929
   Participant transfers                                        251,755            303,454           6,351,977             52,322
   Participant withdrawals                                      (13,277)           (64,244)           (463,290)           (49,389)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            397,332            411,957           6,272,389             51,862
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                        220,256           (150,472)          6,813,636             50,018
NET ASSETS
   Beginning of period                                          297,229          1,318,360           4,125,687          1,145,564
                                                           ------------       ------------       -------------       ------------
   End of period                                           $    517,485       $  1,167,888       $  10,939,323       $  1,195,582
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                               VIP GROWTH                            MUTUAL SHARES
                                                         VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH         SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                         ----------------     -------------      -------------       -------------
FROM OPERATIONS
   Net investment income (loss)                            $    (14,636)      $     (2,695)      $     (21,034)      $     (2,788)
   Net realized gain (loss)                                     (71,322)           (30,017)           (285,971)            (7,453)
   Net unrealized appreciation (depreciation)                  (190,019)           (95,151)           (421,059)          (144,653)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations           (275,977)          (127,863)           (728,064)          (154,894)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         320,678             27,348             142,093             23,214
   Participant transfers                                      1,058,296            174,155             580,227            311,108
   Participant withdrawals                                      (63,107)           (10,504)            (87,228)           (33,562)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                          1,315,867            190,999             635,092            300,760
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                      1,039,890             63,136             (92,972)           145,866
NET ASSETS
   Beginning of period                                        1,569,182            361,341           1,887,567            791,714
                                                           ------------       ------------       -------------       ------------
   End of period                                           $  2,609,072       $    424,477       $   1,794,595       $    937,580
                                                           ============       ============       =============       ============

                                                             TEMPLETON
                                                            DEVELOPING         TEMPLETON           TEMPLETON           TEMPLETON
                                                              MARKETS           FOREIGN          GLOBAL ASSET           GROWTH
                                                            SECURITIES         SECURITIES         ALLOCATION          SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                           ------------       ------------       -------------       ------------
FROM OPERATIONS
   Net investment income (loss)                            $        462       $      7,245       $       1,113       $     19,351
   Net realized gain (loss)                                      (3,159)           (27,509)            (10,772)            20,848
   Net unrealized appreciation (depreciation)                       234           (337,896)              1,301           (412,727)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations             (2,463)          (358,160)             (8,358)          (372,528)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           8,163             86,577               3,311            673,442
   Participant transfers                                        (32,393)           194,213            (169,868)           448,010
   Participant withdrawals                                      (15,250)           (44,001)             (2,199)           (40,483)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            (39,480)           236,789            (168,756)         1,080,969
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                        (41,943)          (121,371)           (177,114)           708,441
NET ASSETS
   Beginning of period                                          260,435          1,637,920             278,489            915,374
                                                           ------------       ------------       -------------       ------------
   End of period                                           $    218,492       $  1,516,549       $     101,375       $  1,623,815
                                                           ============       ============       =============       ============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                            SCUDDER VIT
                                                          EAFE(R) EQUITY       SCUDDER VIT                          WANGER FOREIGN
                                                              INDEX         EQUITY 500 INDEX       TECHNOLOGY           FORTY
                                                            SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                          --------------    ----------------     -------------      --------------
FROM OPERATIONS
   Net investment income (loss)                            $      2,057       $      1,620       $     (13,574)      $    (15,690)
   Net realized gain (loss)                                        (135)                35            (141,160)           (13,070)
   Net unrealized appreciation (depreciation)                  (119,872)           (19,834)           (720,339)          (199,455)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) resulting from operations           (117,950)           (18,179)           (875,073)          (228,215)
                                                           ------------       ------------       -------------       ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          58,523             19,010             112,606             67,247
   Participant transfers                                        220,651            182,202            (135,970)           (90,573)
   Participant withdrawals                                      (31,950)            (2,911)            (73,199)           (42,840)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            247,224            198,301             (96,563)           (66,166)
                                                           ------------       ------------       -------------       ------------
   Net increase (decrease) in net assets                        129,274            180,122            (971,636)          (294,381)
NET ASSETS
   Beginning of period                                          350,908             10,215           1,753,842          1,371,107
                                                           ------------       ------------       -------------       ------------
   End of period                                           $    480,182       $    190,337       $     782,206       $  1,076,726
                                                           ============       ============       =============       ============

                                                              WANGER                               WANGER U.S.
                                                           INTERNATIONAL                            SMALLER
                                                             SMALL CAP        WANGER TWENTY        COMPANIES
                                                            SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                           -------------      -------------      -------------
FROM OPERATIONS
   Net investment income (loss)                            $    (65,003)      $    (13,124)      $     (99,230)
   Net realized gain (loss)                                     (66,274)            (4,300)           (186,799)
   Net unrealized appreciation (depreciation)                  (720,952)           (83,522)         (1,407,807)
                                                           ------------       ------------       -------------
   Net increase (decrease) resulting from operations           (852,229)          (100,946)         (1,693,836)
                                                           ------------       ------------       -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         426,040             81,969             553,748
   Participant transfers                                         74,505             60,532             236,368
   Participant withdrawals                                     (282,603)           (31,784)           (456,875)
                                                           ------------       ------------       -------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            217,942            110,717             333,241
                                                           ------------       ------------       -------------
   Net increase (decrease) in net assets                       (634,287)             9,771          (1,360,595)
NET ASSETS
   Beginning of period                                        5,121,172          1,051,662           8,407,165
                                                           ------------       ------------       -------------
   End of period                                           $  4,486,885       $  1,061,433       $   7,046,570
                                                           ============       ============       =============

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2002

(1)  From inception February 28, 2002 to December 31, 2002.
(2)  From inception August 20, 2002 to December 31, 2002.
(3)  From inception August 23, 2002 to December 31, 2002.
(4)  From inception August 29, 2002 to December 31, 2002.
(5)  From inception Ocotober 18, 2002 to December 31, 2002.
(6)  From inception October 22, 2002 to December 31, 2002.
(7)  From inception November 4, 2002 to December 31, 2002.
(8)  From inception December 2, 2002 to December 31, 2002.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                    PHOENIX-
                                              PHOENIX-                                             ALLIANCE/
                                              ABERDEEN          PHOENIX-       PHOENIX-AIM MID-    BERNSTEIN          PHOENIX-
                                            INTERNATIONAL     ABERDEEN NEW       CAP EQUITY      GROWTH + VALUE    DEUTSCHE DOW 30
                                              SUBACCOUNT     ASIA SUBACCOUNT    SUBACCOUNT(5)     SUBACCOUNT(7)      SUBACCOUNT
                                            -------------    ---------------   ---------------   --------------    ---------------
FROM OPERATIONS
    Net investment income (loss)            $     (38,482)    $       2,528     $         (30)    $          46     $       1,981
    Net realized gain (loss)                       72,041            (4,852)              -                 -                 922
    Net unrealized appreciation
        (depreciation)                           (899,972)             (355)            1,104               364           (17,174)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                          (866,413)           (2,679)            1,074               410           (14,271)
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          778,378            15,816               -                 -             265,327
    Participant transfers                       1,006,879            20,199            26,902            64,936           229,532
    Participant withdrawals                       (92,681)           (5,110)              -                 -              (6,315)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net
        assets resulting from participant
        transactions                            1,692,576            30,905            26,902            64,936           488,544
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         826,163            28,226            27,976            65,346           474,273
NET ASSETS
    Beginning of period                         2,562,587           205,840               -                 -             143,691
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $   3,388,750     $     234,066     $      27,976     $      65,346     $     617,964
                                            =============     =============     =============     =============     =============

                                               PHOENIX-                                                                PHOENIX-
                                               DEUTSCHE      PHOENIX-DUFF &        PHOENIX-                         ENGEMANN SMALL
                                              NASDAQ-100       PHELPS REAL         ENGEMANN          PHOENIX-         & MID-CAP
                                               INDEX(R)     ESTATE SECURITIES   CAPITAL GROWTH    ENGEMANN NIFTY       GROWTH
                                              SUBACCOUNT       SUBACCOUNT         SUBACCOUNT     FIFTY SUBACCOUNT    SUBACCOUNT
                                           ---------------  -----------------  ---------------   ----------------  ---------------
FROM OPERATIONS
    Net investment income (loss)            $      (2,202)    $      26,790     $    (125,328)    $     (35,822)    $      (9,753)
    Net realized gain (loss)                         (498)           (1,182)          (20,100)          (83,137)            6,883
    Net unrealized appreciation
        (depreciation)                            (51,596)           30,086        (4,692,081)       (1,317,118)         (188,777)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                           (54,296)           55,694        (4,837,509)       (1,436,077)         (191,647)
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          203,427           313,682         2,931,487           449,279           434,076
    Participant transfers                         125,834           630,021         2,339,303           120,571           497,710
    Participant withdrawals                           -             (24,141)         (898,963)         (116,766)           (9,964)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net
        assets resulting from participant
        transactions                              329,261           919,562         4,371,827           453,084           921,822
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         274,965           975,256          (465,682)         (982,993)          730,175
NET ASSETS
    Beginning of period                            91,150           283,428        10,654,834         3,574,131           438,510
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $     366,115     $   1,258,684     $  10,189,152     $   2,591,138     $   1,168,685
                                            =============     =============     =============     =============     =============

                                                PHOENIX-                          PHOENIX-
                                             FEDERATED U.S.     PHOENIX-       GOODWIN MULTI-                       PHOENIX-J.P.
                                              GOVERNMENT      GOODWIN MONEY     SECTOR FIXED    PHOENIX-HOLLISTER  MORGAN RESEARCH
                                                 BOND            MARKET            INCOME          VALUE EQUITY     ENHANCED INDEX
                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                           ---------------  -----------------  ---------------   ----------------  ---------------
FROM OPERATIONS
    Net investment income (loss)            $      42,994     $     102,838     $     289,491     $      (8,931)    $     (12,961)
    Net realized gain (loss)                       43,102               -                (544)           29,623            (5,904)
    Net unrealized appreciation
        (depreciation)                            (45,648)              -            (133,991)         (730,617)         (346,855)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                            40,448           102,838           154,956          (709,925)         (365,720)
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                           94,191         4,308,330           848,028         1,591,484           474,176
    Participant transfers                         828,268        (1,282,665)        1,991,405         3,083,566           303,941
    Participant withdrawals                       (80,584)         (565,063)         (193,821)         (112,475)          (69,664)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets
        resulting from participant
        transactions                              841,875         2,460,602         2,645,612         4,562,575           708,453
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         882,323         2,563,440         2,800,568         3,852,650           342,733
NET ASSETS
    Beginning of period                           507,872         3,266,895         2,335,935         1,962,617         2,349,083
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $   1,390,195     $   5,830,335     $   5,136,503     $   5,815,267     $   2,691,816
                                            =============     =============     =============     =============     =============

                                                                                                  PHOENIX-MFS
                                             PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-JANUS   INVESTORS GROWTH     PHOENIX-MFS
                                              CORE EQUITY    FLEXIBLE INCOME       GROWTH            STOCK             VALUE
                                              SUBACCOUNT       SUBACCOUNT         SUBACCOUNT      SUBACCOUNT(6)     SUBACCOUNT(4)
                                           ---------------  -----------------  ---------------   ----------------  ---------------
FROM OPERATIONS
    Net investment income (loss)            $      (5,435)    $      57,597     $     (70,267)    $          (1)    $         137
    Net realized gain (loss)                      (12,969)           14,928          (178,054)              -                 -
    Net unrealized appreciation
        (depreciation)                           (125,130)           (7,176)       (1,433,595)                7             1,663
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                          (143,534)           65,349        (1,681,916)                6             1,800
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          354,484           409,085         1,490,602               -                 528
    Participant transfers                         426,626           957,309         1,510,936               911           126,900
    Participant withdrawals                       (18,297)          (64,386)         (116,317)              -                 -
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets
        resulting from participant
        transactions                              762,813         1,302,008         2,885,221               911           127,428
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         619,279         1,367,357         1,203,305               917           129,228
NET ASSETS
    Beginning of period                           813,872           616,982         4,686,658               -                 -
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $   1,433,151     $   1,984,339     $   5,889,963     $         917     $     129,228
                                            =============     =============     =============     =============     =============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                                                   PHOENIX-
                                            PHOENIX-MORGAN       PHOENIX-         PHOENIX-         OAKHURST        PHOENIX-SANFORD
                                            STANLEY FOCUS        OAKHURST      OAKHURST GROWTH     STRATEGIC       BERNSTEIN GLOBAL
                                                EQUITY           BALANCED        AND INCOME        ALLOCATION          VALUE
                                              SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                           ---------------  -----------------  ---------------   --------------    ---------------
FROM OPERATIONS
    Net investment income (loss)            $      (2,262)    $      50,055     $     (53,122)    $      24,982     $         597
    Net realized gain (loss)                       (3,903)           71,585           (73,622)           30,118             1,267
    Net unrealized appreciation
        (depreciation)                            (27,062)          (54,099)         (602,861)          (30,830)           (5,883)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                           (33,227)           67,541          (729,605)           24,270            (4,019)
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          149,405         1,310,534           966,930           484,629            59,867
    Participant transfers                          44,202         1,555,419         1,986,291           517,073           111,826
    Participant withdrawals                        (5,863)         (106,952)         (275,071)          (44,359)             (655)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net
        assets resulting from participant
        transactions                              187,744         2,759,001         2,678,150           957,343           171,038
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         154,517         2,826,542         1,948,545           981,613           167,019
NET ASSETS
    Beginning of period                            79,927         1,781,190         6,394,038         1,230,973               157
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $     234,444     $   4,607,732     $   8,342,583     $   2,212,586     $     167,176
                                            =============     =============     =============     =============     =============

                                           PHOENIX-SANFORD   PHOENIX-SANFORD
                                            BERNSTEIN MID-   BERNSTEIN SMALL-   PHOENIX-SENECA   PHOENIX-SENECA    AIM V.I. CAPITAL
                                              CAP VALUE        CAP VALUE        MID-CAP GROWTH   STRATEGIC THEME     APPRECIATION
                                              SUBACCOUNT      SUBACCOUNT(1)      SUBACCOUNT         SUBACCOUNT      SUBACCOUNT(3)
                                           ---------------  -----------------  ---------------   ---------------   ---------------
FROM OPERATIONS
    Net investment income (loss)            $       7,573     $       2,405     $     (73,470)    $     (86,280)    $        (945)
    Net realized gain (loss)                       21,648            21,273           (37,397)          131,535            16,809
    Net unrealized appreciation
        (depreciation)                            280,940            50,287        (1,674,729)       (2,425,860)          (24,667)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                           310,161            73,965        (1,785,596)       (2,380,605)           (8,803)
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          721,232           233,298         1,751,666         1,062,229           165,842
    Participant transfers                       1,234,950         1,029,321         2,084,227         1,600,450            65,947
    Participant withdrawals                       (30,159)          (10,209)         (119,905)         (138,695)             (232)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net
        assets resulting from participant
        transactions                            1,926,023         1,252,410         3,715,988         2,523,984           231,557
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets       2,236,184         1,326,375         1,930,392           143,379           222,754
NET ASSETS
    Beginning of period                           379,021               -           4,602,970         6,931,753               -
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $   2,615,205     $   1,326,375     $   6,533,362     $   7,075,132     $     222,754
                                            =============     =============     =============     =============     =============

                                                             ALGER AMERICAN     DEUTSCHE VIT                        FEDERATED U.S.
                                                            LEVERAGED ALLCAP   EAFE(R) EQUITY      DEUTSCHE VIT       GOVERNMENT
                                            AIM V.I. VALUE      PORTFOLIO          INDEX         EQUITY 500 INDEX   SECURITIES II
                                            SUBACCOUNT(2)      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT(4)      SUBACCOUNT
                                           ---------------  ----------------   --------------    ----------------  ---------------
FROM OPERATIONS
    Net investment income (loss)            $        (899)    $     (12,085)    $      (3,585)    $         (20)    $      31,006
    Net realized gain (loss)                        5,516          (137,162)           (8,394)              -               1,284
    Net unrealized appreciation
        (depreciation)                             (9,657)          (13,470)          (73,679)              253            99,551
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                            (5,040)         (162,717)          (85,658)              233           131,841
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          145,200           611,825            93,547               544           959,918
    Participant transfers                         157,069           323,897            96,901             9,443         1,873,600
    Participant withdrawals                           -              (5,997)           (5,505)               (5)         (125,253)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net
        assets resulting from participant
        transactions                              302,269           929,725           184,943             9,982         2,708,265
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         297,229           767,008            99,285            10,215         2,840,106
NET ASSETS
    Beginning of period                               -             551,352           251,623               -           1,285,581
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $     297,229     $   1,318,360     $     350,908     $      10,215     $   4,125,687
                                            =============     =============     =============     =============     =============

                                           FEDERATED HIGH                         VIP GROWTH
                                             INCOME BOND    VIP CONTRAFUND(R)   OPPORTUNITIES       VIP GROWTH      MUTUAL SHARES
                                               FUND II         PORTFOLIO          PORTFOLIO         PORTFOLIO        SECURITIES
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                           ---------------  -----------------  ---------------   ---------------   --------------
FROM OPERATIONS
    Net investment income (loss)            $      44,878     $      (7,209)    $      (3,080)    $     (14,552)    $       1,965
    Net realized gain (loss)                       (2,612)          (63,865)          (50,531)          (47,919)           29,616
    Net unrealized appreciation
        (depreciation)                            (56,035)           22,111            17,554          (148,810)          (15,704)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                           (13,769)          (48,963)          (36,057)         (211,281)           15,877
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          407,463           490,662           152,552           859,677           170,393
    Participant transfers                         278,151           775,489            87,126           910,381           359,025
    Participant withdrawals                       (14,577)          (19,149)           (9,178)          (21,736)           (4,488)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net
        assets resulting from participant
        transactions                              671,037         1,247,002           230,500         1,748,322           524,930
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         657,268         1,198,039           194,443         1,537,041           540,807
NET ASSETS
    Beginning of period                           488,296           371,143           166,898           350,526           250,907
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $   1,145,564     $   1,569,182     $     361,341     $   1,887,567     $     791,714
                                            =============     =============     =============     =============     =============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                TEMPLETON
                                                                DEVELOPING       TEMPLETON          TEMPLETON
                                           TEMPLETON ASSET        MARKETS          GROWTH         INTERNATIONAL       TECHNOLOGY
                                               STRATEGY         SECURITIES       SECURITIES         SECURITIES         PORTFOLIO
                                              SUBACCOUNT        SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                           ---------------     -------------    -------------     -------------     -------------
FROM OPERATIONS
    Net investment income (loss)            $         192     $      (1,085)    $      80,426     $      21,234     $     (22,577)
    Net realized gain (loss)                       15,585            (2,099)           11,443           286,862           (35,802)
    Net unrealized appreciation
        (depreciation)                            (33,817)          (25,964)          (94,963)         (549,108)       (1,313,484)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                           (18,040)          (29,148)           (3,094)         (241,012)       (1,371,863)
                                            -------------     -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          113,768            43,071           247,995           482,926           446,827
    Participant transfers                          55,577            40,596           318,034           422,020           504,935
    Participant withdrawals                           -              (5,192)          (26,605)          (26,536)          (44,567)
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net
        assets resulting from participant
        transactions                              169,345            78,475           539,424           878,410           907,195
                                            -------------     -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         151,305            49,327           536,330           637,398          (464,668)
NET ASSETS
    Beginning of period                           127,184           211,108           379,044         1,000,522         2,218,510
                                            -------------     -------------     -------------     -------------     -------------
    End of period                           $     278,489     $     260,435     $     915,374     $   1,637,920     $   1,753,842
                                            =============     =============     =============     =============     =============

                                                                 WANGER
                                                              INTERNATIONAL                        WANGER U.S.
                                            WANGER FOREIGN      SMALL CAP       WANGER TWENTY      SMALL CAP
                                           FORTY SUBACCOUNT     SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                           ----------------   -------------     -------------     -------------
FROM OPERATIONS
    Net investment income (loss)            $     (13,750)    $     (63,091)    $     (11,102)    $     (84,884)
    Net realized gain (loss)                       78,259         1,444,469            (7,321)          (58,502)
    Net unrealized appreciation
        (depreciation)                           (454,755)       (2,686,531)           89,451           824,854
                                            -------------     -------------     -------------     -------------
    Net increase (decrease) resulting
        from operations                          (390,246)       (1,305,153)           71,028           681,468
                                            -------------     -------------     -------------     -------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                          111,165           932,005           203,029         1,336,090
    Participant transfers                         651,975           955,809            48,272         1,003,362
    Participant withdrawals                       (28,507)         (161,063)           (7,031)         (227,858)
                                            -------------     -------------     -------------     -------------
    Net increase (decrease) in net
        assets resulting from participant
        transactions                              734,633         1,726,751           244,270         2,111,594
                                            -------------     -------------     -------------     -------------
    Net increase (decrease) in net assets         344,387           421,598           315,298         2,793,062
NET ASSETS
    Beginning of period                         1,026,720         4,699,574           736,364         5,614,103
                                            -------------     -------------     -------------     -------------
    End of period                           $   1,371,107     $   5,121,172     $   1,051,662     $   8,407,165
                                            =============     =============     =============     =============

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001

(1)  From inception January 5, 2001 to December 31, 2001
(2)  From inception April 12, 2001 to December 31, 2001
(3)  From inception April 30, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception December 3, 2001 to December 31, 2001
(6)  From inception December 13, 2001 to December 31, 2001
(7)  From inception December 20, 2001 to December 31, 2001

                        See Notes to Financial Statements

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION

    The PHL Variable Accumulation Account (the "Account") is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994. The Account currently consists of 55 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Scudder VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2002, all subaccounts were available for investment.

    Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account, the Guaranteed Interest Account ("GIA") or the Market Value Adjusted Guaranteed Interest Account ("MVA").

    The investment objectives as listed below in no way conflict with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

---------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                               INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                     High total return consistent with reasonable risk.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                          Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                         Long-term growth of capital.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series          Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                            Track the total return of the Dow Jones Industrial Average(SM) before fund expenses.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series               Track the total return of the Nasdaq-100 Index(R) before fund expenses.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series       Capital appreciation and income with approximately equal emphasis.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                    Intermediate and long-term growth of capital appreciation, with income as a secondary consideration.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series            Long-term growth of capital.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series          Long-term total return.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                     Long-term capital appreciation. The series has a secondary investment objective to seek current income.
---------------------------------------------------------------------------------------------------------------------------------
                                                          High total return by investing in a broadly diversified portfolio of
Phoenix-J.P. Morgan Research Enhanced Index Series        equity securities of large and medium capitalization companies within the market sectors found in the S&P 500.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                      Maximum total return consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                               Long-term growth of capital in a manner consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                       Long-term capital appreciation with dividend income as a secondary consideration.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series              Long-term capital appreciation with dividend income as a secondary consideration.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series         Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                     Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                      Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                 High current income and long-term capital appreciation to produce a high total return.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                Capital appreciation with income as a secondary consideration.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                  Capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                 Long-term growth of capital and future income rather than current income.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                        Long-term growth of capital and secondarily to provide reasonable current income.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                  Capital appreciation and reasonable income.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                 Dividend growth, current income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series              High total return over an extended period of time consistent with prudent investment risk.
---------------------------------------------------------------------------------------------------------------------------------

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                               INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series             Long-term capital growth through investment in equity securities of foreign and U.S. companies.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series            Long-term capital appreciation. Current income is a secondary investment objective.
---------------------------------------------------------------------------------------------------------------------------------
                                                          Long-term capital appreciation by investing primarily in small
Phoenix-Sanford Bernstein Small-Cap Value Series          capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                      Capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                     Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series     Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                    Capital appreciation by investing primarily in equity securities.
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                        Growth of capital.
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                              Long-term growth of capital with income as a secondary objective.
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II          Current income.
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                        High current income.
---------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Capital growth.
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                      Capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             Capital appreciation with income as a secondary objective.
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund              Long-term capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                         Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                    High total return.
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                          Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
                                                          Replicate, as closely as possible, before expenses, the performance
Scudder VIT EAFE(R) Equity Index Fund                     of the EAFE(R) Index which measures international stock market performance.
---------------------------------------------------------------------------------------------------------------------------------
                                                          Replicate, as closely as possible, before expenses, the performance
Scudder VIT Equity 500 Index Fund                         of the Standard & Poor's 500 Index which emphasizes stocks of large U.S. companies.
---------------------------------------------------------------------------------------------------------------------------------
                                                          Long-term capital appreciation by investing primarily in equity
Technology Portfolio                                      securities of companies that the Adviser expects will benefit from their involvement in technology-related industries.
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                      Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                            Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                             Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                             Long-term capital growth.
---------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

    A. VALUATION OF INVESTMENTS: Investments are made exclusively in the funds and are valued at the net asset values per share of the respective series.

    B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the funds as well as gains and losses on sales of shares in the funds determined on the LIFO (last in, first out) basis.

    C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

    D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

    E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles adopted or in effect in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2002, there were no contracts in the payout (annuitization) period.

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS

    Purchases and sales of shares of the Funds for the period ended December 31, 2002 aggregated the following:

SUBACCOUNT                                                                         PURCHASES                   SALES
----------                                                                         ---------                   -----
The Phoenix Edge Series Fund
    Phoenix-Aberdeen International Series                                        $     456,740             $     709,162
    Phoenix-Aberdeen New Asia Series                                                   704,922                   577,913
    Phoenix-AIM Mid-Cap Equity Series                                                   94,162                     6,376
    Phoenix-Alliance/Bernstein Growth + Value Series                                   196,450                    37,082
    Phoenix-Deutsche Dow 30 Series                                                     682,564                   200,492
    Phoenix-Deutsche Nasdaq-100 Index(R) Series                                        266,579                    74,465
    Phoenix-Duff & Phelps Real Estate Securities Series                              1,427,770                   296,350
    Phoenix-Engemann Capital Growth Series                                           3,631,009                 2,874,727
    Phoenix-Engemann Small & Mid-Cap Growth Series                                     200,284                   318,340
    Phoenix-Goodwin Money Market Series                                              4,754,259                 5,472,390
    Phoenix-Goodwin Multi-Sector Fixed Income Series                                 2,674,504                 1,389,120
    Phoenix-Hollister Value Equity Series                                            2,402,802                 1,100,934
    Phoenix-J.P. Morgan Research Enhanced Index Series                                 348,271                   931,257
    Phoenix-Janus Flexible Income Series                                             2,374,229                   622,892
    Phoenix-Janus Growth Series                                                      2,564,393                 1,302,889
    Phoenix-Kayne Large-Cap Core Series                                                 27,313                        41
    Phoenix-Kayne Small-Cap Quality Value Series                                         1,346                         -
    Phoenix-Lazard International Equity Select Series                                   77,804                        88
    Phoenix-Lazard Small-Cap Value Series                                               21,554                       929
    Phoenix-Lazard U.S. Multi-Cap Series                                                14,047                    13,220
    Phoenix-Lord Abbett Bond-Debenture Series                                           14,287                        44
    Phoenix-Lord Abbett Large-Cap Value Series                                         137,420                       709
    Phoenix-Lord Abbett Mid-Cap Value Series                                            53,310                        75
    Phoenix-MFS Investors Growth Stock Series                                          109,174                    10,375
    Phoenix-MFS Investors Trust Series                                                  72,851                    13,991
    Phoenix-MFS Value Series                                                           482,176                    48,556
    Phoenix-Oakhurst Growth and Income Series                                        1,522,848                 1,746,317
    Phoenix-Oakhurst Strategic Allocation Series                                     7,889,590                 2,269,875
    Phoenix-Sanford Bernstein Global Value Series                                      261,690                   124,456
    Phoenix-Sanford Bernstein Mid-Cap Value Series                                   3,327,163                 1,328,457
    Phoenix-Sanford Bernstein Small-Cap Value Series                                 2,678,965                 1,095,635
    Phoenix-Seneca Mid-Cap Growth Series                                             1,517,751                 1,216,361
    Phoenix-Seneca Strategic Theme Series                                              656,687                 1,325,950
    Phoenix-State Street Research Small-Cap Growth Series                               28,715                     1,427
    Phoenix-Van Kampen Focus Equity Series                                              60,558                    38,531

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                                         PURCHASES                   SALES
----------                                                                         ---------                   -----
AIM Variable Insurance Funds
    AIM V.I. Capital Appreciation Fund                                          $      254,868            $       26,892
    AIM V.I. Premier Equity Fund                                                       543,440                   149,604

The Alger American Fund
    Alger American Leveraged AllCap Portfolio                                          738,284                   342,126

Federated Insurance Series
    Federated Fund for U.S. Government Securities II                                 7,966,484                 1,570,520
    Federated High Income Bond Fund II                                                 478,923                   328,530

Fidelity(R) Variable Insurance Products
    VIP Contrafund(R) Portfolio                                                      1,809,746                   507,381
    VIP Growth Opportunities Portfolio                                                 294,486                   106,170
    VIP Growth Portfolio                                                             1,189,666                   575,472

Franklin Templeton Variable Insurance Products Trust--Class 2
    Mutual Shares Securities Fund                                                      706,393                   386,322
    Templeton Developing Markets Securities Fund                                        15,164                    54,188
    Templeton Foreign Securities Fund                                                  702,089                   458,006
    Templeton Global Asset Allocation Fund                                              23,721                   191,450
    Templeton Growth Securities Fund                                                 1,454,982                   316,354

Scudder VIT Funds
    Scudder VIT EAFE(R) Equity Index Fund                                              384,385                   134,943
    Scudder VIT Equity 500 Index Fund                                                  259,884                    59,774

The Universal Institutional Funds, Inc.
    Technology Portfolio                                                               260,557                   371,746

Wanger Advisors Trust
    Wanger Foreign Forty                                                               487,412                   569,533
    Wanger International Small Cap                                                   1,322,308                 1,169,848
    Wanger Twenty                                                                      259,228                   161,514
    Wanger U.S. Smaller Companies                                                    1,808,035                 1,574,785

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES

    A summary of Financial Highlights of the Account for the periods ended December 31, 2002 and 2001 follows:

                                                                                       PERIOD ENDED
                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                2002                 2001
                                                                            ------------         ------------
THE PHOENIX EDGE SERIES FUND
    PHOENIX-ABERDEEN INTERNATIONAL SERIES
    Units                                                                      2,149,494            2,353,450
    Unit Value, end of period                                                 $ 1.211373           $ 1.439912
    Net assets, end of period (thousands)                                     $    2,604           $    3,389
    Mortality and Expense fees as a % of average net assets                         1.25%                1.25%
    Net investment income as a % of average net assets                             (0.20%)              (1.25%)
    Total return                                                                  (15.87%)             (25.00%)

    PHOENIX-ABERDEEN NEW ASIA SERIES
    Units                                                                        177,612              121,874
    Unit Value, end of period                                                 $ 2.008173           $ 1.920558
    Net assets, end of period (thousands)                                     $      357           $      234
    Mortality and Expense fees as a % of average net assets                         1.25%                1.25%
    Net investment income as a % of average net assets                              1.37%                1.13%
    Total return                                                                    4.56%               (0.25%)

    PHOENIX-AIM MID-CAP EQUITY SERIES(5)
    Units                                                                         57,781               13,156
    Unit Value, end of period                                                 $ 1.871139           $ 2.126459
    Net assets, end of period (thousands)                                     $      108           $       28
    Mortality and Expense fees as a % of average net assets                         1.25%                1.25%(16)
    Net investment income as a % of average net assets                             (1.24%)              (1.42%)(16)
    Total return                                                                  (12.01%)               3.99%

    PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES(7)
    Units                                                                        113,243               30,593
    Unit Value, end of period                                                 $ 1.580556           $ 2.135983
    Net assets, end of period (thousands)                                     $      179           $       65
    Mortality and Expense fees as a % of average net assets                         1.25%                1.25%(16)
    Net investment income as a % of average net assets                             (0.66%)               2.37%(16)
    Total return                                                                  (26.00%)               0.61%

    PHOENIX-DEUTSCHE DOW 30 SERIES
    Units                                                                        628,463              341,233
    Unit Value, end of period                                                 $ 1.511132           $ 1.810971
    Net assets, end of period (thousands)                                     $      950           $      618
    Mortality and Expense fees as a % of average net assets                         1.25%                1.25%
    Net investment income as a % of average net assets                              0.25%                0.64%
    Total return                                                                  (16.56%)              (7.16%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                                                ---------------------------------
                                                                                    2002                2001
                                                                                ------------        -------------
    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
    Units                                                                            702,121              422,595
    Unit Value, end of period                                                     $ 0.534020           $ 0.866350
    Net assets, end of period (thousands)                                         $      375           $      366
    Mortality and Expense fees as a % of average net assets                             1.25%                1.25%
    Net investment income as a % of average net assets                                 (1.21%)              (1.25%)
    Total return                                                                      (38.36%)             (33.90%).

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    Units                                                                            774,319              435,618
    Unit Value, end of period                                                     $ 3.198039           $ 2.889419
    Net assets, end of period (thousands)                                         $    2,476           $    1,259
    Mortality and Expense fees as a % of average net assets                             1.25%                1.25%
    Net investment income as a % of average net assets                                  2.73%                3.53%
    Total return                                                                       10.68%                5.28%

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
    Units                                                                          8,374,973            8,024,274
    Unit Value, end of period                                                     $ 0.942789           $ 1.269780
    Net assets, end of period (thousands)                                         $    7,896           $   10,189
    Mortality and Expense fees as a % of average net assets                             1.25%                1.25%
    Net investment income as a % of average net assets                                 (1.23%)              (1.25%)
    Total return                                                                      (25.75%)             (35.41%)

    PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
    Units                                                                            917,632            1,108,308
    Unit Value, end of period                                                     $ 0.741334           $ 1.544770
    Net assets, end of period (thousands)                                         $      679           $    1,169
    Mortality and Expense fees as a % of average net assets                             1.25%                1.25%
    Net investment income as a % of average net assets                                 (1.22%)              (1.21%)
    Total return                                                                      (29.70%)             (27.65%)

    PHOENIX-GOODWIN MONEY MARKET SERIES
    Units                                                                          2,346,074            2,679,459
    Unit Value, end of period                                                     $ 2.179260           $ 2.175937
    Net assets, end of period (thousands)                                         $    5,113           $    5,830
    Mortality and Expense fees as a % of average net assets                             1.25%                1.25%
    Net investment income as a % of average net assets                                  0.16%                2.24%
    Total return                                                                        0.15%                2.52%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                                                ---------------------------------
                                                                                    2002                2001
                                                                                -------------       -------------
    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
    Units                                                                           2,671,543           2,269,340
    Unit Value, end of period                                                      $ 2.458633          $ 2.263435
    Net assets, end of period (thousands)                                          $    6,568          $    5,137
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                   6.00%               7.56%
    Total return                                                                         8.62%               4.76%

    PHOENIX-HOLLISTER VALUE EQUITY SERIES
    Units                                                                           2,809,773           2,297,081
    Unit Value, end of period                                                      $ 1.951607          $ 2.531590
    Net assets, end of period (thousands)                                          $    5,484          $    5,815
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                  (0.30%)             (0.23%)
    Total return                                                                       (22.91%)            (18.99%)

    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
    Units                                                                           1,211,661           1,669,210
    Unit Value, end of period                                                      $ 1.215278          $ 1.612629
    Net assets, end of period (thousands)                                          $    1,473          $    2,692
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                  (0.37%)             (0.52%)
    Total return                                                                       (24.64%)            (13.01%)

    PHOENIX-JANUS FLEXIBLE INCOME SERIES
    Units                                                                           1,605,436             891,207
    Unit Value, end of period                                                      $ 2.432168          $ 2.226575
    Net assets, end of period (thousands)                                              $3,905          $    1,984
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                   3.42%               4.16%
    Total return                                                                         9.23%               5.90%

    PHOENIX-JANUS GROWTH SERIES
    Units                                                                           5,161,024           4,326,967
    Unit Value, end of period                                                      $ 0.956485          $ 1.361222
    Net assets, end of period (thousands)                                          $    4,936          $    5,890
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                  (1.23%)             (1.25%)
    Total return                                                                       (29.73%)            (24.80%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                                                ---------------------------------
                                                                                    2002                2001
                                                                                -------------       -------------
    PHOENIX-KAYNE LARGE-CAP CORE SERIES(12)
    Units                                                                              13,654                   -
    Unit Value, end of period                                                      $ 1.921604                   -
    Net assets, end of period (thousands)                                          $       26                   -
    Mortality and Expense fees as a % of average net assets                              1.25%(16)              -
    Net investment income as a % of average net assets                                  (0.02%)(16)             -
    Total return                                                                        (3.96%)                 -

    PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES(15)
    Units                                                                                 656                   -
    Unit Value, end of period                                                      $ 2.010314                   -
    Net assets, end of period (thousands)                                          $        1                   -
    Mortality and Expense fees as a % of average net assets                              1.25%(16)              -
    Net investment income as a % of average net assets                                   8.22%(16)              -
    Total return                                                                        (2.43%)                 -

    PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES(13)
    Units                                                                              40,354                   -
    Unit Value, end of period                                                      $ 1.906259                   -
    Net assets, end of period (thousands)                                          $       77                   -
    Mortality and Expense fees as a % of average net assets                              1.25%(16)              -
    Net investment income as a % of average net assets                                  (1.25%)(16)             -
    Total return                                                                         1.41%                  -

    PHOENIX-LAZARD SMALL-CAP VALUE SERIES(9)
    Units                                                                              10,406                   -
    Unit Value, end of period                                                      $ 1.948160                   -
    Net assets, end of period (thousands)                                          $       20                   -
    Mortality and Expense fees as a % of average net assets                              1.25%(16)              -
    Net investment income as a % of average net assets                                  (0.77%)(16)             -
    Total return                                                                         2.23%                  -

    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(14)
    Units                                                                               6,767                   -
    Unit Value, end of period                                                      $ 2.116974                   -
    Net assets, end of period (thousands)                                          $       14                   -
    Mortality and Expense fees as a % of average net assets                              1.25%(16)              -
    Net investment income as a % of average net assets                                  12.30%(16)              -
    Total return                                                                         3.23%                  -

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                                                ---------------------------------
                                                                                    2002                2001
                                                                                -------------       -------------
    PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(11)
    Units                                                                              68,764                   -
    Unit Value, end of period                                                      $ 1.975202                   -
    Net assets, end of period (thousands)                                          $      136                   -
    Mortality and Expense fees as a % of average net assets                              1.25%(16)              -
    Net investment income as a % of average net assets                                      -(16)               -
    Total return                                                                        (1.88%)                 -

    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(11)
    Units                                                                              26,900                   -
    Unit Value, end of period                                                      $ 1.991092                   -
    Net assets, end of period (thousands)                                          $       54                   -
    Mortality and Expense fees as a % of average net assets                              1.25%(16)              -
    Net investment income as a % of average net assets                                   0.56%(16)              -
    Total return                                                                        (1.89%)                 -

    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(6)
    Units                                                                              55,825                 430
    Unit Value, end of period                                                      $ 1.522962           $2.133236
    Net assets, end of period (thousands)                                          $       85           $       1
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%(16)
    Net investment income as a % of average net assets                                  (1.23%)             (2.22%)(16)
    Total return                                                                       (28.61%)              0.72%

    PHOENIX-MFS INVESTORS TRUST SERIES(8)
    Units                                                                              30,701                   -
    Unit Value, end of period                                                      $ 1.627206                   -
    Net assets, end of period (thousands)                                          $       50                   -
    Mortality and Expense fees as a % of average net assets                              1.25%(16)              -
    Net investment income as a % of average net assets                                  (0.51%)(16)             -
    Total return                                                                       (19.44%)                 -

    PHOENIX-MFS VALUE SERIES(4)
    Units                                                                             289,536              61,246
    Unit Value, end of period                                                      $ 1.795142           $2.133236
    Net assets, end of period (thousands)                                          $      520           $     129
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%(16)
    Net investment income as a % of average net assets                                   0.27%               1.85%(16)
    Total return                                                                       (14.92%)              5.62%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                                                ---------------------------------
                                                                                    2002                2001
                                                                                -------------       -------------
    PHOENIX-OAKHURST GROWTH AND INCOME SERIES
    Units                                                                           4,405,582           4,657,822
    Unit Value, end of period                                                      $ 1.370486          $ 1.791091
    Net assets, end of period (thousands)                                          $    6,038          $    8,343
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                  (0.45%)              (.71%)
    Total return                                                                       (23.48%)             (9.32%)

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
    Units                                                                           3,611,781           1,031,312
    Unit Value, end of period                                                      $ 1.873306          $ 2.145090
    Net assets, end of period (thousands)                                          $    6,766          $    2,213
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                   1.58%               1.45%
    Total return                                                                       (12.68%)              0.59%

    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
    Units                                                                             167,844              89,626
    Unit Value, end of period                                                      $ 1.575434          $ 1.865277
    Net assets, end of period (thousands)                                          $      264          $      167
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                  (0.06%)              0.93%
    Total return                                                                       (15.54%)             (8.02)

    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
    Units                                                                           1,348,894             853,570
    Unit Value, end of period                                                      $ 2.766860          $ 3.063845
    Net assets, end of period (thousands)                                          $    3,732          $    2,615
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%
    Net investment income as a % of average net assets                                  (0.33%)              0.58%
    Total return                                                                        (9.69%)             21.45%

    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(1)
    Units                                                                           1,152,127             578,402
    Unit Value, end of period                                                      $ 2.071191          $ 2.293171
    Net assets, end of period (thousands)                                          $    2,386          $    1,326
    Mortality and Expense fees as a % of average net assets                              1.25%               1.25%(16)
    Net investment income as a % of average net assets                                  (0.73%)              0.56%(16)
    Total return                                                                        (9.68%)             14.66%

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                                            ---------------------------------
                                                                                2002                2001
                                                                            -------------       -------------
    PHOENIX-SENECA MID-CAP GROWTH SERIES
    Units                                                                       2,948,643           2,867,821
    Unit Value, end of period                                                  $ 1.518527          $ 2.278162
    Net assets, end of period (thousands)                                      $    4,478          $    6,533
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.22%)             (1.25%)
    Total return                                                                   (33.34%)            (26.23%)

    PHOENIX-SENECA STRATEGIC THEME SERIES
    Units                                                                       3,811,000           4,368,614
    Unit Value, end of period                                                  $ 1.039832          $ 1.619537
    Net assets, end of period (thousands)                                      $    3,963          $    7,075
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.21%)             (1.25)
    Total return                                                                   (35.79%)            (28.28%)

    PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES(9)
    Units                                                                          12,855                   -
    Unit Value, end of period                                                  $ 2.007167                   -
    Net assets, end of period (thousands)                                      $       26                   -
    Mortality and Expense fees as a % of average net assets                          1.25%(16)              -
    Net investment income as a % of average net assets                              (1.21%)(16)             -
    Total return                                                                    (5.59%                  -

    PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
    Units                                                                         187,993             167,884
    Unit Value, end of period                                                  $ 0.973226          $ 1.396465
    Net assets, end of period (thousands)                                      $      183          $      234
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.23%)             (1.26%)
    Total return                                                                   (30.31%)            (16.15%)

AIM VARIABLE INSURANCE FUNDS
    AIM V.I. CAPITAL APPRECIATION FUND(3)
    Units                                                                         278,662             126,194
    Unit Value, end of period                                                  $ 1.318526          $ 1.765170
    Net assets, end of period (thousands)                                      $      367          $      223
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%(16)
    Net investment income as a % of average net assets                              (1.23%)             (1.26%)(16)
    Total return                                                                   (25.30%)            (11.74%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                                            ---------------------------------
                                                                                2002                2001
                                                                            -------------       -------------
    AIM V.I. PREMIER EQUITY FUND(2)
    Units                                                                         386,315             152,809
    Unit Value, end of period                                                  $ 1.339541          $ 1.945096
    Net assets, end of period (thousands)                                      $      517          $      297
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%(16)
    Net investment income as a % of average net assets                              (0.79%)              (.89%)(16)
    Total return                                                                   (31.13%)             (2.75%)

THE ALGER AMERICAN FUND
    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
    Units                                                                       1,415,026           1,042,456
    Unit Value, end of period                                                  $ 0.825348          $ 1.264667
    Net assets, end of period (thousands)                                      $    1,168          $    1,318
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.21%)             (1.26%)
    Total return                                                                   (34.74%)            (16.99%)

FEDERATED INSURANCE SERIES
    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
    Units                                                                       4,415,440           1,793,214
    Unit Value, end of period                                                  $ 2.477516          $ 2.300722
    Net assets, end of period (thousands)                                      $   10,939          $    4,126
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                               1.57%               1.18%
    Total return                                                                     7.68%               5.69%

    FEDERATED HIGH INCOME BOND FUND II
    Units                                                                         648,897             622,510
    Unit Value, end of period                                                  $ 1.842463          $ 1.840235
    Net assets, end of period (thousands)                                      $    1,196          $    1,146
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                               8.44%               5.22%
    Total return                                                                     0.12%               0.11%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
    VIP CONTRAFUND(R) PORTFOLIO
    Units                                                                       1,806,187             971,609
    Unit Value, end of period                                                  $ 1.444519          $ 1.615034
    Net assets, end of period (thousands)                                      $    2,609          $    1,569
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (0.68%)              (.86%)
    Total return                                                                   (10.56%)            (13.46%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                                            ---------------------------------
                                                                                2002                2001
                                                                            -------------       -------------
    VIP GROWTH OPPORTUNITIES PORTFOLIO
    Units                                                                         384,342             252,273
    Unit Value, end of period                                                  $ 1.104426          $ 1.432344
    Net assets, end of period (thousands)                                      $      424                $361
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (0.57%)             (1.10%)
    Total return                                                                   (22.89%)            (15.52%)

    VIP GROWTH PORTFOLIO
    Units                                                                       1,864,175           1,351,480
    Unit Value, end of period                                                  $ 0.962675          $ 1.396666
    Net assets, end of period (thousands)                                      $    1,795          $    1,888
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.10%)             (1.25%)
    Total return                                                                   (31.07%)            (18.76%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST--CLASS 2
    MUTUAL SHARES SECURITIES FUND
    Units                                                                         459,432             337,852
    Unit Value, end of period                                                  $ 2.040739          $ 2.343372
    Net assets, end of period (thousands)                                      $      938          $      792
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (0.30%)              (.40%)
    Total return                                                                   (12.91%)              5.71%

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND
    Units                                                                         149,525             175,742
    Unit Value, end of period                                                  $ 1.461237          $ 1.481914
    Net assets, end of period (thousands)                                      $      218          $      260
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                               0.19%               (.40%)
    Total return                                                                    (1.40%)             (9.24%)

    TEMPLETON FOREIGN SECURITIES FUND
    Units                                                                       1,041,981             905,011
    Unit Value, end of period                                                  $ 1.455447          $ 1.809835
    Net assets, end of period (thousands)                                      $    1,517          $    1,638
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                               0.44%               1.61%
    Total return                                                                   (19.58%)            (17.05%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                                            ---------------------------------
                                                                                2002                2001
                                                                            -------------       -------------
    TEMPLETON GLOBAL ASSET ALLOCATION FUND
    Units                                                                          55,038             142,753
    Unit Value, end of period                                                  $ 1.841923          $ 1.950843
    Net assets, end of period (thousands)                                      $      101          $      278
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                               0.77%               (.12%)
    Total return                                                                    (5.58%)            (11.08%)

    TEMPLETON GROWTH SECURITIES FUND
    Units                                                                         835,836             379,255
    Unit Value, end of period                                                  $ 1.942744          $ 2.413616
    Net assets, end of period (thousands)                                      $    1,624          $      915
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                               1.27%              14.44%
    Total return                                                                   (19.51%)             (2.55%)

SCUDDER VIT FUNDS
    SCUDDER VIT EAFE(R) EQUITY INDEX FUND
    Units                                                                         446,930             252,865
    Unit Value, end of period                                                  $ 1.074400          $ 1.387726
    Net assets, end of period (thousands)                                      $      480          $      351
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                               0.45%              (1.26%)
    Total return                                                                   (22.58%)            (25.64%)

    SCUDDER VIT EQUITY 500 INDEX FUND(4)
    Units                                                                         116,614               4,845
    Unit Value, end of period                                                  $ 1.632206          $ 2.108295
    Net assets, end of period (thousands)                                      $      190          $       10
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%(16)
    Net investment income as a % of average net assets                               1.91%              (1.32%)(16)
    Total return                                                                   (23.29%)              4.87%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    TECHNOLOGY PORTFOLIO
    Units                                                                       1,984,757           2,242,609
    Unit Value, end of period                                                  $ 0.394110          $ 0.782073
    Net assets, end of period (thousands)                                      $      782          $    1,754
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.20%)             (1.24%)
    Total return                                                                   (49.61%)            (49.50%)

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--UNIT VALUES (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                                            ---------------------------------
                                                                                2002                2001
                                                                            -------------       -------------
WANGER ADVISORS TRUST
    WANGER FOREIGN FORTY
    Units                                                                         609,824             649,569
    Unit Value, end of period                                                  $ 1.765635          $ 2.110795
    Net assets, end of period (thousands)                                      $    1,077          $    1,371
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.25%)             (1.10%)
    Total return                                                                   (16.35%)            (27.54%)

    WANGER INTERNATIONAL SMALL CAP
    Units                                                                       3,074,981           2,986,414
    Unit Value, end of period                                                  $ 1.459158          $ 1.714823
    Net assets, end of period (thousands)                                      $    4,487          $    5,121
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.25%)             (1.25%)
    Total return                                                                   (14.91%)            (22.26%)

    WANGER TWENTY
    Units                                                                         444,343             401,629
    Unit Value, end of period                                                  $ 2.388768          $ 2.618491
    Net assets, end of period (thousands)                                      $    1,061          $1,052,000
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.24%)             (1.27%)
    Total return                                                                    (8.77%)              7.72%

    WANGER U.S. SMALLER COMPANIES
    Units                                                                       3,758,819           3,684,057
    Unit Value, end of period                                                  $ 1.874677          $ 2.282040
    Net assets, end of period (thousands)                                      $    7,047          $    8,407
    Mortality and Expense fees as a % of average net assets                          1.25%               1.25%
    Net investment income as a % of average net assets                              (1.24%)             (1.20%)
    Total return                                                                   (17.85%)              9.99%

 (1)  From inception January 5, 2001 to December 31, 2001.
 (2)  From inception April 12, 2001 to December 31, 2001.
 (3)  From inception April 30, 2001 to December 31, 2001.
 (4)  From inception November 2, 2001 to December 31, 2001.
 (5)  From inception December 3, 2001 to December 31, 2001.
 (6)  From inception December 13, 2001 to December 31, 2001.
 (7)  From inception December 20, 2001 to December 31, 2001.
 (8)  From inception February 28, 2002 to December 31, 2002.
 (9)  From inception August 20, 2002 to December 31, 2002.
(10)  From inception August 23, 2002 to December 31, 2002.
(11)  From inception August 29, 2002 to December 31, 2002.
(12)  From inception Ocotober 18, 2002 to December 31, 2002.
(13)  From inception October 22, 2002 to December 31, 2002.
(14)  From inception November 4, 2002 to December 31, 2002.
(15)  From inception December 2, 2002 to December 31, 2002.
(16)  Annualized.

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                                SUBACCOUNT
                                           ------------------------------------------------------------------------------------
                                                PHOENIX-
                                                ABERDEEN               PHOENIX-           PHOENIX-AIM         PHOENIX-ALLIANCE/
                                              INTERNATIONAL          ABERDEEN NEW        MID-CAP EQUITY       BERNSTEIN GROWTH
                                                 SERIES              ASIA SERIES             SERIES            + VALUE SERIES
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period              2,353,450               121,874                13,156                30,593
Participant deposits                                   72,056                15,649                 2,506                 5,296
Participant transfers                                (122,592)               48,047                45,893                80,970
Participant withdrawals                              (153,420)               (7,958)               (3,774)               (3,616)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    2,149,494               177,612                57,781               113,243
                                           ====================================================================================

                                                                                         PHOENIX-DUFF &           PHOENIX-
                                                 PHOENIX-             PHOENIX-            PHELPS REAL             ENGEMANN
                                              DEUTSCHE DOW 30      DEUTSCHE NASDAQ      ESTATE SECURITIES      CAPITAL GROWTH
                                                  SERIES         100 INDEX(R) SERIES         SERIES                 SERIES
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                341,233               422,595               435,618             8,024,274
Participant deposits                                   84,636                30,588                49,649               749,395
Participant transfers                                 214,691               282,052               321,727               200,441
Participant withdrawals                               (12,097)              (33,114)              (32,675)             (599,137)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                      628,463               702,121               774,319             8,374,973
                                           ====================================================================================

                                                PHOENIX-                                    PHOENIX-
                                             ENGEMANN SMALL           PHOENIX-           GOODWIN MULTI-       PHOENIX-HOLLISTER
                                                & MID-CAP           GOODWIN MONEY         SECTOR FIXED          VALUE EQUITY
                                              GROWTH SERIES         MARKET SERIES         INCOME SERIES            SERIES
                                           -------------------   -------------------   -------------------    -----------------
Units outstanding, beginning of period              1,108,308             2,679,459             2,269,340             2,297,081
Participant deposits                                   49,414               671,496               178,581               232,039
Participant transfers                                (155,532)             (666,541)              392,028               454,251
Participant withdrawals                               (84,558)             (338,340)             (168,406)             (173,598)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                      917,632             2,346,074             2,671,543             2,809,773
                                           ====================================================================================

                                               PHOENIX-J.P.
                                              MORGAN RESEARCH       PHOENIX-JANUS                               PHOENIX-KAYNE
                                              ENHANCED INDEX       FLEXIBLE INCOME        PHOENIX-JANUS        LARGE-CAP CORE
                                                  SERIES               SERIES             GROWTH SERIES            SERIES
                                           -------------------   -------------------   -------------------    -----------------
Units outstanding, beginning of period              1,669,210               891,207             4,326,967                     -
Participant deposits                                   67,062                75,500               312,927                     -
Participant transfers                                (435,776)              693,509               778,027                13,654
Participant withdrawals                               (88,835)              (54,780)             (256,897)                    -
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    1,211,661             1,605,436             5,161,024                13,654
                                           ====================================================================================

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                SUBACCOUNT
                                           ------------------------------------------------------------------------------------
                                              PHOENIX-KAYNE        PHOENIX-LAZARD
                                                SMALL-CAP           INTERNATIONAL        PHOENIX-LAZARD         PHOENIX-LORD
                                              QUALITY VALUE         EQUITY SELECT        SMALL-CAP VALUE        ABBETT BOND-
                                                 SERIES                 SERIES                SERIES          DEBENTURE SERIES
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                      -                     -                     -                     -
Participant deposits                                        6                     -                    41                     -
Participant transfers                                     650                40,359                10,282                 6,779
Participant withdrawals                                     -                    (5)                   83                   (12)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                          656                40,354                10,406                 6,767
                                           ====================================================================================

                                              PHOENIX-LORD          PHOENIX-LORD          PHOENIX-MFS           PHOENIX-MFS
                                            ABBETT LARGE-CAP       ABBETT MID-CAP       INVESTORS GROWTH      INVESTORS TRUST
                                              VALUE SERIES          VALUE SERIES          STOCK SERIES             SERIES
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                      -                     -                   430                     -
Participant deposits                                        -                     -                 5,772                 1,224
Participant transfers                                  69,016                26,907                50,022                29,602
Participant withdrawals                                  (252)                   (7)                 (399)                 (125)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                       68,764                26,900                55,825                30,701
                                           ====================================================================================

                                                                      PHOENIX-              PHOENIX-
                                                                  OAKHURST GROWTH           OAKHURST          PHOENIX-SANFORD
                                               PHOENIX-MFS           AND INCOME             STRATEGIC         BERNSTEIN GLOBAL
                                               VALUE SERIES            SERIES           ALLOCATION SERIES       VALUE SERIES
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                 61,246             4,657,822             1,031,312                89,626
Participant deposits                                   22,561               259,493               331,395                28,684
Participant transfers                                 210,186              (285,563)            2,428,694                52,859
Participant withdrawals                                (4,457)             (226,170)             (179,620)               (3,325)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                      289,536             4,405,582             3,611,781               167,844
                                           ====================================================================================

                                             PHOENIX-SANFORD      PHOENIX-SANFORD        PHOENIX-SENECA        PHOENIX-SENECA
                                              BERNSTEIN MID-      BERNSTEIN SMALL-       MID-CAP GROWTH        STRATEGIC THEME
                                             CAP VALUE SERIES     CAP VALUE SERIES           SERIES                SERIES
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                853,570               578,402             2,867,821             4,368,614
Participant deposits                                   92,361                92,749               230,316               203,202
Participant transfers                                 459,470               497,734                75,009              (519,717)
Participant withdrawals                               (56,507)              (16,758)             (224,503)             (241,099)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    1,348,894             1,152,127             2,948,643             3,811,000
                                           ====================================================================================

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                SUBACCOUNT
                                           ------------------------------------------------------------------------------------
                                              PHOENIX-STATE
                                             STREET RESEARCH        PHOENIX-VAN         AIM V.I. CAPITAL
                                               SMALL-CAP            KAMPEN FOCUS          APPRECIATION        AIM V.I. PREMIER
                                              GROWTH SERIES         EQUITY SERIES             FUND               EQUITY FUND
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                      -               167,884               126,194               152,809
Participant deposits                                        -                 6,106                44,291                94,799
Participant transfers                                  12,785                21,702               110,150               146,839
Participant withdrawals                                    70                (7,699)               (1,973)               (8,132)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                       12,855               187,993               278,662               386,315
                                           ====================================================================================

                                                                    FEDERATED FUND
                                             ALGER AMERICAN           FOR U.S.           FEDERATED HIGH
                                            LEVERAGED ALLCAP         GOVERNMENT            INCOME BOND        VIP CONTRAFUND(R)
                                                PORTFOLIO           SECURITIES II            FUND II              PORTFOLIO
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period              1,042,456             1,793,214               622,510               971,609
Participant deposits                                  161,175               162,897                26,104               199,939
Participant transfers                                 280,771             2,652,530                27,186               675,961
Participant withdrawals                               (69,376)             (193,201)              (26,903)              (41,322)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    1,415,026             4,415,440               648,897             1,806,187
                                           ====================================================================================

                                                                                                                TEMPLETON
                                               VIP GROWTH                                                       DEVELOPING
                                              OPPORTUNITIES          VIP GROWTH           MUTUAL SHARES          MARKETS
                                                PORTFOLIO             PORTFOLIO          SECURITIES FUND      SECURITIES FUND
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                252,273             1,351,480               337,852               175,742
Participant deposits                                   20,896               124,293                10,512                 5,741
Participant transfers                                 119,399               465,282               127,047               (21,778)
Participant withdrawals                                (8,226)              (76,880)              (15,979)              (10,180)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                      384,342             1,864,175               459,432               149,525
                                           ====================================================================================

                                                                                                                SCUDDER VIT
                                                TEMPLETON            TEMPLETON             TEMPLETON           EAFE(R) EQUITY
                                                 FOREIGN            GLOBAL ASSET             GROWTH                INDEX
                                             SECURITIES FUND       ALLOCATION FUND       SECURITIES FUND            FUND
                                           -------------------   -------------------   -------------------     ----------------
Units outstanding, beginning of period                905,011               142,753               379,255               252,865
Participant deposits                                   70,819                 1,772               283,141                45,730
Participant transfers                                  88,527               (88,208)              191,217               173,625
Participant withdrawals                               (22,376)               (1,279)              (17,777)              (25,290)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    1,041,981                55,038               835,836               446,930
                                           ====================================================================================

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                SUBACCOUNT
                                           ------------------------------------------------------------------------------------
                                              SCUDDER VIT                                                          WANGER
                                            EQUITY 500 INDEX         TECHNOLOGY          WANGER FOREIGN        INTERNATIONAL
                                                  FUND                PORTFOLIO               FORTY              SMALL CAP
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                  4,845             2,242,609               649,569             2,986,414
Participant deposits                                   10,651               200,871                35,652               248,526
Participant transfers                                 102,848              (305,658)              (51,858)               11,296
Participant withdrawals                                (1,730)             (153,065)              (23,539)             (171,255)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                      116,614             1,984,757               609,824             3,074,981
                                           ====================================================================================

                                                                     WANGER U.S.
                                                                       SMALLER
                                              WANGER TWENTY           COMPANIES
                                           -------------------   -------------------
Units outstanding, beginning of period                401,629             3,684,057
Participant deposits                                   32,748               253,386
Participant transfers                                  22,690                43,346
Participant withdrawals                               (12,724)             (221,970)
                                           -----------------------------------------
Units outstanding, end of period                      444,343             3,758,819
                                           =========================================

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                                SUBACCOUNT
                                           ------------------------------------------------------------------------------------
                                                PHOENIX-
                                                ABERDEEN              PHOENIX-          PHOENIX-AIM MID-      PHOENIX-ALLIANCE/
                                             INTERNATIONAL          ABERDEEN NEW           CAP EQUITY         BERNSTEIN GROWTH
                                                 SERIES              ASIA SERIES            SERIES(5)         + VALUE SERIES(7)
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period              1,334,933               106,919                     -                     -
Participant deposits                                  466,933                 8,236                     -                     -
Participant transfers                                 618,627                 9,368                13,156                30,593
Participant withdrawals                               (67,043)               (2,649)                    -                     -
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    2,353,450               121,874                13,156                30,593
                                           ====================================================================================

                                                                       PHOENIX-          PHOENIX-DUFF &
                                                PHOENIX-               DEUTSCHE           PHELPS REAL
                                            DEUTSCHE DOW 30           NASDAQ-100        ESTATE SECURITIES
                                                 SERIES            INDEX(R) SERIES            SERIES
                                           -------------------   -------------------   ------------------
Units outstanding, beginning of period                 73,669                69,546               103,282
Participant deposits                                  142,629               217,594               113,175
Participant transfers                                 129,567               135,455               227,930
Participant withdrawals                                (4,632)                    -                (8,769)
                                           --------------------------------------------------------------
Units outstanding, end of period                      341,233               422,595               435,618
                                           ==============================================================

                                                PHOENIX-                                   PHOENIX-               PHOENIX-
                                                ENGEMANN              PHOENIX-          ENGEMANN SMALL          FEDERATED U.S.
                                             CAPITAL GROWTH        ENGEMANN NIFTY          & MID-CAP              GOVERNMENT
                                                 SERIES             FIFTY SERIES         GROWTH SERIES            BOND SERIES
                                           -------------------   -------------------   -------------------      ---------------
Units outstanding, beginning of period              5,420,361             1,873,988               300,882               216,475
Participant deposits                                1,938,065               306,343               353,293                40,147
Participant transfers                               1,363,425                38,083               465,094               348,377
Participant withdrawals                              (697,577)              (91,497)              (10,961)              (33,605)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    8,024,274             2,126,917             1,108,308               571,394
                                           ====================================================================================

                                                                      PHOENIX-
                                                PHOENIX-            GOODWIN MULTI-      PHOENIX-HOLLISTER
                                              GOODWIN MONEY         SECTOR FIXED          VALUE EQUITY
                                              MARKET SERIES         INCOME SERIES            SERIES
                                           -------------------   -------------------   ------------------
Units outstanding, beginning of period              1,539,281             1,081,220               628,051
Participant deposits                                1,998,851               381,135               574,187
Participant transfers                                (599,088)              894,200             1,141,153
Participant withdrawals                              (259,585)              (87,215)              (46,310)
                                           --------------------------------------------------------------
Units outstanding, end of period                    2,679,459             2,269,340             2,297,081
                                           ==============================================================

                                              PHOENIX-J.P.
                                            MORGAN RESEARCH        PHOENIX-JANUS         PHOENIX-JANUS
                                             ENHANCED INDEX         CORE EQUITY         FLEXIBLE INCOME        PHOENIX-JANUS
                                                 SERIES                SERIES                SERIES            GROWTH SERIES
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period              1,267,018               433,217               293,455             2,589,131
Participant deposits                                  272,560               205,489               188,797               962,609
Participant transfers                                 171,534               247,110               438,056               893,578
Participant withdrawals                               (41,902)              (11,587)              (29,101)             (118,351)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    1,669,210               874,229               891,207             4,326,967
                                           ====================================================================================

                                              PHOENIX-MFS                                PHOENIX-MORGAN
                                            INVESTORS GROWTH         PHOENIX-MFS          STANLEY FOCUS
                                             STOCK SERIES(6)       VALUE SERIES(4)        EQUITY SERIES
                                           -------------------   -------------------    -----------------
Units outstanding, beginning of period                      -                     -                47,995
Participant deposits                                        -                   255                96,970
Participant transfers                                     430                60,991                27,219
Participant withdrawals                                     -                     -                (4,300)
                                           --------------------------------------------------------------
Units outstanding, end of period                          430                61,246               167,884
                                           ==============================================================

                                                                      PHOENIX-             PHOENIX-
                                                PHOENIX-          OAKHURST GROWTH          OAKHURST            PHOENIX-SANFORD
                                                OAKHURST             AND INCOME            STRATEGIC           BERNSTEIN GLOBAL
                                             BALANCED SERIES           SERIES          ALLOCATION SERIES         VALUE SERIES
                                           -------------------   -------------------   ------------------      ----------------
Units outstanding, beginning of period                833,170             3,237,422               577,202                    77
Participant deposits                                  615,832               515,347               228,921                31,968
Participant transfers                                 726,389             1,056,149               245,218                58,305
Participant withdrawals                               (48,113)             (151,096)              (20,029)                 (724)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    2,127,278             4,657,822             1,031,312                89,626
                                           ====================================================================================

                                                                  PHOENIX-SANFORD
                                            PHOENIX-SANFORD       BERNSTEIN SMALL-       PHOENIX-SENECA
                                             BERNSTEIN MID-          CAP VALUE           MID-CAP GROWTH
                                            CAP VALUE SERIES         SERIES(1)               SERIES
                                           -------------------    -----------------    ------------------
Units outstanding, beginning of period                150,251                     -             1,490,652
Participant deposits                                  265,109               105,720               647,765
Participant transfers                                 447,642               475,832               789,499
Participant withdrawals                                (9,432)               (3,150)              (60,095)
                                           --------------------------------------------------------------
Units outstanding, end of period                      853,570               578,402             2,867,821
                                           ==============================================================

                                             PHOENIX-SENECA      AIM V.I. CAPITAL                              ALGER AMERICAN
                                             STRATEGIC THEME       APPRECIATION          AIM V.I. VALUE       LEVERAGED ALLCAP
                                                 SERIES               FUND(3)                FUND(2)             PORTFOLIO
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period              3,070,052                     -                     -               361,924
Participant deposits                                  567,450                88,788                72,216               447,025
Participant transfers                                 832,131                37,968                80,593               241,685
Participant withdrawals                              (101,019)                 (562)                    -                (8,178)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                    4,368,614               126,194               152,809             1,042,456
                                           ====================================================================================

                                                                                         FEDERATED FUND
                                              DEUTSCHE VIT          DEUTSCHE VIT            FOR U.S.
                                             EAFE(R) EQUITY        EQUITY 500 INDEX         GOVERNMENT
                                               INDEX FUND              FUND(4)            SECURITIES II
                                           -------------------   -------------------   ------------------
Units outstanding, beginning of period                134,844                     -               590,609
Participant deposits                                   58,690                   259               427,473
Participant transfers                                  63,045                 4,588               825,282
Participant withdrawals                                (3,714)                   (2)              (50,150)
                                           --------------------------------------------------------------
Units outstanding, end of period                      252,865                 4,845             1,793,214
                                           ==============================================================

                                              FEDERATED HIGH                               VIP GROWTH
                                               INCOME BOND        VIP CONTRAFUND(R)      OPPORTUNITIES           VIP GROWTH
                                                 FUND II              PORTFOLIO            PORTFOLIO              PORTFOLIO
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                265,656               198,876                98,447               203,898
Participant deposits                                  215,402               301,939               104,190               561,802
Participant transfers                                 150,091               482,754                55,226               603,883
Participant withdrawals                                (8,639)              (11,960)               (5,590)              (18,103)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                      622,510               971,609               252,273             1,351,480
                                           ====================================================================================

                                                                                            TEMPLETON
                                                                                            DEVELOPING
                                              MUTUAL SHARES        TEMPLETON ASSET           MARKETS
                                             SECURITIES FUND        STRATEGY FUND        SECURITIES FUND
                                           -------------------   -------------------   ------------------
Units outstanding, beginning of period                113,188                57,977               129,302
Participant deposits                                   73,579                58,256                26,473
Participant transfers                                 153,408                26,520                23,205
Participant withdrawals                                (2,323)                    -                (3,238)
                                           --------------------------------------------------------------
Units outstanding, end of period                      337,852               142,753               175,742
                                           ==============================================================

                                               TEMPLETON             TEMPLETON
                                                 GROWTH             INTERNATIONAL          TECHNOLOGY          WANGER FOREIGN
                                             SECURITIES FUND       SECURITIES FUND         PORTFOLIO                FORTY
                                           -------------------   -------------------   -------------------   ------------------
Units outstanding, beginning of period                153,054               458,588             1,432,650               352,471
Participant deposits                                  104,247               250,803               434,276                46,962
Participant transfers                                 133,073               218,661               425,232               262,742
Participant withdrawals                               (11,119)              (23,041)              (49,549)              (12,606)
                                           ------------------------------------------------------------------------------------
Units outstanding, end of period                      379,255               905,011             2,242,609               649,569
                                           ====================================================================================

                                                WANGER
                                             INTERNATIONAL                                 WANGER U.S.
                                               SMALL CAP            WANGER TWENTY          SMALL CAP
                                           -------------------   -------------------   ------------------
Units outstanding, beginning of period              2,133,604               302,958             2,706,101
Participant deposits                                  481,412                82,760               619,502
Participant transfers                                 465,143                19,233               461,782
Participant withdrawals                               (93,745)               (3,322)             (103,328)
                                           --------------------------------------------------------------
Units outstanding, end of period                    2,986,414               401,629             3,684,057
                                           ==============================================================

(1)  From inception January 5, 2001 to December 31, 2001
(2)  From inception April 12, 2001 to December 31, 2001
(3)  From inception April 30, 2001 to December 31, 2001
(4)  From inception November 2, 2001 to December 31, 2001
(5)  From inception December 3, 2001 to December 31, 2001
(6)  From inception December 13, 2001 to December 31, 2001
(7)  From inception December 20, 2001 to December 31, 2001

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6--FEES AND RELATED PARTY TRANSACTIONS

    PHL Variable and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

    PHL Variable assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. In return for the assumption of these mortality and expense risks, PHL Variable charges each subaccount the daily equivalent of .40%, .725% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

    As compensation for administrative services provided to the Account, PHL Variable generally receives $35 per year from each contract, which is deducted on a pro-rata basis from the subaccounts or Guaranteed Interest Account in which contract/policy owners have an interest. Such costs aggregated $71,320, $48,402 and $6,662 during the years ended December 31, 2002, 2001 and 2000, respectively.

    PEPCO is the principal underwriter and distributor for the Account.

    On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from proceeds and are paid to PHL Variable as reimbursement for services provided. Contingent deferred sales charges deducted and paid to PHL Variable aggregated $168,798, $67,798 and $39,250 for the years ended December 31, 2002, 2001 and 2000, respectively.

NOTE 7--DISTRIBUTION OF NET INCOME

    The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

    The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. PHL Variable intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--MERGERS

    On March 22, 2002, the Phoenix-Janus Growth Series ("Growth") acquired all of the net assets of the Phoenix-Janus Core Equity Series ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

    On April 5, 2002, the Phoenix-Engemann Capital Growth Series ("Capital Growth") acquired all of the net assets of the Phoenix-Engemann Nifty Fifty Series ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

    On April 5, 2002, the Phoenix-Oakhurst Strategic Allocation Series ("Strategic Allocation") acquired all of the net assets of the Phoenix-Oakhurst Balanced Series ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 10--MANAGER OF MANAGERS EXEMPTIVE ORDER

    The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, Inc. ("PVA") have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 11--PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION

    Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the separate account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Government Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series received a confirmation of activity for this transaction.

    As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment.

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 2)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 12--MIXED AND SHARED FUNDING

    Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--REORGANIZATION

    On November 12, 2002 and December 10, 2002, The Board of Trustees of PESF approved a Plan of Reorganization to merge three Series of PESF into other existing Series of PESF. Each discontinued Series was merged into a corresponding surviving Series as follows:

Discontinued Series                          Surviving Series                      Approval Date                Merger Date
-------------------                          ----------------                      -------------                -----------
Phoenix-Aberdeen New Asia                    Phoenix-Aberdeen International        November 12, 2002            February 7, 2003
Phoenix-MFS Investors Growth Stock           Phoenix-Janus Growth (1)              December 10, 2002            February 14, 2003
Phoenix-Van Kampen Focus Equity              Phoenix-Janus Growth (1)              December 10, 2002            February 14, 2003

    On the merger date, each discontinued Series transferred substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series received a proportional number of shares in the surviving Series.

(1) MFS succeeded Janus as subadvisor.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS]


To the Board of Directors of PHL Variable Insurance Company and
Participants of PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Death Benefit Option 2)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Death Benefit Option 2)) at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 21, 2003

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

--------------------------------------------------------------------------------
                                                  [LOGO OF PHOENIX] PHOENIX
                                                     WEALTH MANAGEMENT(R)


            THE
            PHOENIX
                EDGE(R)-VA


            V A R I A B L E  A N N U I T Y  A N N U A L  R E P O R T

                   PHL VARIABLE ACCUMULATION ACCOUNT
                   DECEMBER 31, 2002

                                                              DEATH BENEFIT
                                                                  OPTION 3
--------------------------------------------------------------------------------
VA0217AR3 (C)2003 The Phoenix Companies, Inc.

                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 2002
                                         PHOENIX-       PHOENIX-ALLIANCE/
                                     PHOENIX-ABERDEEN      ABERDEEN NEW         PHOENIX-AIM             BERNSTEIN
                                       INTERNATIONAL           ASIA            MID-CAP EQUITY         GROWTH + VALUE
                                        SUBACCOUNT          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     ----------------     --------------     ------------------    ------------------
ASSETS
     Investment at cost                   $ 1,149,920         $   45,652             $   22,478          $    207,089
                                     ================     ==============     ==================    ==================
     Investment at market                 $   776,641         $   44,754             $   19,474          $    174,579
                                     ----------------     --------------     ------------------    ------------------
       Total assets                           776,641             44,754                 19,474               174,579
LIABILITIES
     Accrued expenses                             845                 58                     21                   184
                                     ----------------     --------------     ------------------    ------------------
NET ASSETS                                $   775,796         $   44,696             $   19,453          $    174,395
                                     ================     ==============     ==================    ==================
Accumulation units outstanding                676,607             26,257                 10,409               110,467
                                     ================     ==============     ==================    ==================
Unit value                                $  1.146598         $ 1.702294             $ 1.868895          $   1.578671
                                     ================     ==============     ==================    ==================
                                                              PHOENIX-
                                                              DEUTSCHE           PHOENIX-DUFF &        PHOENIX-
                                     PHOENIX-DEUTSCHE        NASDAQ-100           PHELPS REAL          ENGEMANN
                                         DOW 30               INDEX(R)         ESTATE SECURITIES     CAPITAL GROWTH
                                        SUBACCOUNT           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                     ----------------     ---------------      -----------------   -----------------
ASSETS
     Investment at cost                   $   268,130         $    56,095            $   658,561         $ 1,971,473
                                     ================     ===============      =================   =================
     Investment at market                 $   219,198         $    32,305            $   694,469         $   933,969
                                     ----------------     ---------------      -----------------   -----------------
       Total assets                           219,198              32,305                694,469             933,969
LIABILITIES
     Accrued expenses                             257                  23                    845               1,118
                                     ----------------     ---------------      -----------------   -----------------
NET ASSETS                                $   218,941         $    32,282            $   693,624         $   932,851
                                     ================     ===============      =================   =================
Accumulation units outstanding                148,583              58,357                227,757             997,202
                                     ================     ===============      =================   =================
Unit value                                $  1.473523         $  0.553187            $  3.045451         $  0.935469
                                     ================     ===============      =================   =================
                                                                                    PHOENIX-
                                     PHOENIX-ENGEMANN         PHOENIX-           GOODWIN MULTI-
                                     SMALL & MID-CAP       GOODWIN MONEY          SECTOR FIXED     PHOENIX-HOLLISTER
                                         GROWTH               MARKET                 INCOME         VALUE EQUITY
                                        SUBACCOUNT          SUBACCOUNT             SUBACCOUNT          SUBACCOUNT
                                     ----------------     ---------------      -----------------   -----------------
ASSETS

     Investment at cost                   $   622,593         $ 1,859,766            $ 1,016,896         $ 1,398,768
                                     ================     ===============      =================   =================
     Investment at market                 $   418,286         $ 1,859,766            $ 1,024,904         $   959,213
                                     ----------------     ---------------      -----------------   -----------------
       Total assets                           418,286           1,859,766              1,024,904             959,213
LIABILITIES
     Accrued expenses                             508               2,251                  1,255               1,083
                                     ----------------     ---------------      -----------------   -----------------
NET ASSETS                                $   417,778         $ 1,857,515            $ 1,023,649         $   958,130
                                     ================     ===============      =================   =================
Accumulation units outstanding                525,421             855,674                439,306             547,875
                                     ================     ===============      =================   =================
Unit value                                $  0.795129         $  2.170821            $  2.330148         $  1.748810
                                     ================     ===============      =================   =================

                       See Notes to Financial Statements
                                      SA-1

                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER31, 2002
                                                            (CONTINUED)
                                 PHOENIX-J.P. MORGAN
                                 RESEARCH ENHANCED               PHOENIX-JANUS             PHOENIX-JANUS        PHOENIX-KAYNE
                                        INDEX                   FLEXIBLE INCOME               GROWTH            LARGE-CAP CORE
                                      SUBACCOUNT                  SUBACCOUNT                SUBACCOUNT            SUBACCOUNT
                            --------------------------        ------------------       -------------------   -------------------
ASSETS
     Investment at cost                     $  531,400               $ 1,091,947               $ 2,028,095            $   17,187
                            ==========================        ==================       ===================   ===================
     Investment at market                   $  326,318               $ 1,157,432               $ 1,137,252            $   18,321
                            --------------------------        ------------------       -------------------   -------------------
       Total assets                            326,318                 1,157,432                 1,137,252                18,321
LIABILITIES
     Accrued expenses                              345                     1,404                     1,331                    22
                            --------------------------        ------------------       -------------------   -------------------
NET ASSETS                                  $  325,973               $ 1,156,028               $ 1,135,921            $   18,299
                            ==========================        ==================       ===================   ===================
Accumulation units
  outstanding                                  270,779                   476,769                 1,191,183                 9,526
                            ==========================        ==================       ===================   ===================
Unit value                                  $ 1.203835               $  2.424713               $  0.953607            $ 1.920852
                            ==========================        ==================       ===================   ===================
                                                                PHOENIX-LAZARD
                              PHOENIX-KAYNE SMALL-CAP              SMALL-CAP           PHOENIX-LAZARD U.S.   PHOENIX-LORD ABBETT
                                   QUALITY VALUE                     VALUE                  MULTI-CAP           BOND-DEBENTURE
                                     SUBACCOUNT                   SUBACCOUNT               SUBACCOUNT             SUBACCOUNT
                            --------------------------        ------------------       -------------------   -------------------
ASSETS
     Investment at cost                     $   16,617               $    16,443               $    16,469            $    2,387
                            ==========================        ==================       ===================   ===================
     Investment at market                   $   17,003               $    16,317               $    16,978            $    2,386
                            --------------------------        ------------------       -------------------   -------------------
       Total assets                             17,003                    16,317                    16,978                 2,386
LIABILITIES
     Accrued expenses                               21                        21                        21                     3
                            --------------------------        ------------------       -------------------   -------------------
NET ASSETS                                  $   16,982               $    16,296               $    16,957            $    2,383
                            ==========================        ==================       ===================   ===================
Accumulation units
  outstanding                                    8,451                     8,368                     8,480                 1,126
                            ==========================        ==================       ===================   ===================
Unit value                                  $ 2.009529               $  1.947393               $  1.999531            $ 2.116151
                            ==========================        ==================       ===================   ===================
                                    PHOENIX-LORD                 PHOENIX-LORD              PHOENIX-MFS
                                 ABBETT LARGE-CAP               ABBETT MID-CAP           INVESTORS GROWTH         PHOENIX-MFS
                                       VALUE                         VALUE                    STOCK             INVESTORS TRUST
                                     SUBACCOUNT                   SUBACCOUNT                SUBACCOUNT             SUBACCOUNT
                            --------------------------        ------------------       -------------------   -------------------
ASSETS
     Investment at cost                     $    5,744               $    20,100               $    20,559            $   46,530
                            ==========================        ==================       ===================   ===================
     Investment at market                   $    5,658               $    20,156               $    19,438            $   42,467
                            --------------------------        ------------------       -------------------   -------------------
       Total assets                              5,658                    20,156                    19,438                42,467
LIABILITIES
     Accrued expenses                                7                        25                        23                    48
                            --------------------------        ------------------       -------------------   -------------------
NET ASSETS                                  $    5,651               $    20,131               $    19,415            $   42,419
                            ==========================        ==================       ===================   ===================
Accumulation units
  outstanding                                    2,862                    10,114                    12,763                26,100
                            ==========================        ==================       ===================   ===================
Unit value                                  $ 1.974426               $  1.990309               $  1.521156            $ 1.625270
                            ==========================        ==================       ===================   ===================

                       See Notes to Financial Statements
                                      SA-2

                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER31, 2002
                                                            (CONTINUED)
                                                                                           PHOENIX-
                                                                   PHOENIX-                OAKHURST             PHOENIX-SANFORD
                                                                OAKHURST GROWTH            STRATEGIC           BERNSTEIN GLOBAL
                                  PHOENIX-MFS VALUE               AND INCOME               ALLOCATION              VALUE
                                     SUBACCOUNT                   SUBACCOUNT               SUBACCOUNT           SUBACCOUNT
                                --------------------         ----------------------    ------------------     -----------------
ASSETS
     Investment at cost                  $   783,897                    $ 1,482,813           $ 1,647,605           $   262,911
                                ====================         ======================    ==================     =================
     Investment at market                $   697,686                    $   987,598           $ 1,435,388           $   223,967
                                --------------------         ----------------------    ------------------     -----------------
       Total assets                          697,686                        987,598             1,435,388               223,967
LIABILITIES
     Accrued expenses                            785                          1,180                 1,753                   253
                                --------------------         ----------------------    ------------------     -----------------
NET ASSETS                               $   696,901                    $   986,418           $ 1,433,635           $   223,714
                                ====================         ======================    ==================     =================
Accumulation units
  outstanding                                388,675                        694,049               773,459               141,322
                                ====================         ======================    ==================     =================
Unit value                               $  1.793015                    $  1.421252           $  1.853537           $  1.583004
                                ====================         ======================    ==================     =================
                                   PHOENIX-SANFORD              PHOENIX-SANFORD
                                 BERNSTEIN MID-CAP            BERNSTEIN SMALL-CAP       PHOENIX-SENECA        PHOENIX-SENECA
                                        VALUE                       VALUE               MID-CAP GROWTH        STRATEGIC THEME
                                     SUBACCOUNT                   SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                --------------------        -----------------------    ------------------     -----------------
ASSETS
     Investment at cost                  $ 1,973,955                    $ 1,543,801           $ 1,038,339           $ 1,046,023
                                ====================         ======================    ==================     =================
     Investment at market                $ 1,892,262                    $ 1,384,194           $   508,328           $   344,602
                                --------------------         ----------------------    ------------------     -----------------
       Total assets                        1,892,262                      1,384,194               508,328               344,602
LIABILITIES
     Accrued expenses                          2,207                          1,733                   602                   402
                                --------------------         ----------------------    ------------------     -----------------
NET ASSETS                               $ 1,890,055                    $ 1,382,461           $   507,726           $   344,200
                                ====================         ======================    ==================     =================
Accumulation units
  outstanding                                784,729                        629,820               412,061               330,218
                                ====================         ======================    ==================     =================
Unit value                               $  2.408546                    $  2.195009           $  1.232162           $  1.042340
                                ====================         ======================    ==================     =================
                                PHOENIX-STATE STREET               PHOENIX-VAN
                                 RESEARCH SMALL-CAP                KAMPEN FOCUS          AIM V.I. CAPITAL      AIM V.I. PREMIER
                                       GROWTH                         EQUITY               APPRECIATION             EQUITY
                                     SUBACCOUNT                     SUBACCOUNT              SUBACCOUNT            SUBACCOUNT
                                --------------------         ----------------------    ------------------     -----------------
ASSETS
     Investment at cost                  $     3,687                    $   506,817           $    27,255           $   130,287
                                ====================         ======================    ==================     =================
     Investment at market                $     3,681                        317,782           $    24,105           $   102,753
                                --------------------         ----------------------    ------------------     -----------------
       Total assets                            3,681                        317,782                24,105               102,753
LIABILITIES
     Accrued expenses                              4                            311                    15                   104
                                --------------------         ----------------------    ------------------     -----------------
NET ASSETS                               $     3,677                    $   317,471           $    24,090           $   102,649
                                ====================         ======================    ==================     =================
Accumulation units
  outstanding                                  1,832                        306,492                17,455                79,525
                                ====================         ======================    ==================     =================
Unit value                               $  2.006382                    $  1.035823           $  1.380106           $  1.290772
                                ====================         ======================    ==================     =================

                       See Notes to Financial Statements
                                      SA-3

                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER31, 2002
                                                            (CONTINUED)
                                                        FEDERATED FUND
                                                           FOR U.S.          FEDERATED HIGH
                                     ALGER AMERICAN       GOVERNMENT           INCOME BOND            VIP
                                   LEVERAGED ALLCAP     SECURITIES II            FUND II          CONTRAFUND(R)
                                      SUBACCOUNT          SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                   ----------------     --------------       ---------------     ----------------
ASSETS
     Investment at cost                 $   208,148        $ 2,010,669            $  277,777           $  272,909
                                   ================     ==============       ===============     ================
     Investment at market               $   142,440        $ 2,107,163            $  245,795           $  249,062
                                   ----------------     --------------       ---------------     ----------------
       Total assets                         142,440          2,107,163               245,795              249,062
LIABILITIES
     Accrued expenses                           132              2,540                   314                  242
                                   ----------------     --------------       ---------------     ----------------
NET ASSETS                              $   142,308        $ 2,104,623            $  245,481           $  248,820
                                   ================     ==============       ===============     ================
Accumulation units
  outstanding                               172,612            841,811               132,173              172,724
                                   ================     ==============       ===============     ================
Unit value                              $  0.824440        $  2.500114            $ 1.857278           $ 1.440562
                                   ================     ==============       ===============     ================
                                                                                                    TEMPLETON
                                                                                                    DEVELOPING
                                     VIP GROWTH                               MUTUAL SHARES          MARKETS
                                    OPPORTUNITIES         VIP GROWTH           SECURITIES           SECURITIES
                                     SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                  -----------------     --------------       ---------------     ----------------
ASSETS
     Investment at cost                 $   136,618        $   692,126            $  227,161           $   33,873
                                  =================     ==============       ===============     ================
     Investment at market               $   109,902        $   585,568            $  194,872           $   25,442
                                  -----------------     --------------       ---------------     ----------------
       Total assets                         109,902            585,568               194,872               25,442
LIABILITIES
     Accrued expenses                           120                753                   230                   37
                                  -----------------     --------------       ---------------     ----------------
NET ASSETS                              $   109,782        $   584,815            $  194,642           $   25,405
                                  =================     ===============       ===============     ===============
Accumulation units
  outstanding                                99,652            627,182                93,152               20,168
                                  =================     ==============       ===============     ================
Unit value                              $  1.101647        $  0.932496            $ 2.089514           $ 1.259644
                                  =================     ==============       ===============     ================
                                                          TEMPLETON             TEMPLETON           SCUDDER VIT
                                  TEMPLETON FOREIGN      GLOBAL ASSET             GROWTH          EAFE(R) EQUITY
                                     SECURITIES           ALLOCATION            SECURITIES            INDEX
                                     SUBACCOUNT           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                 ------------------     --------------       ---------------     ----------------
ASSETS
     Investment at cost                 $ 1,120,801        $    10,683            $  600,916           $   22,897
                                 ==================     ==============       ===============     ================

     Investment at market               $   824,666        $     8,041            $  390,815           $   14,098
                                 ------------------     --------------       ---------------     ----------------
       Total assets                         824,666              8,041               390,815               14,098
LIABILITIES
     Accrued expenses                           954                 16                   460                   54
                                 ------------------     --------------       ---------------     ----------------
NET ASSETS                              $   823,712        $     8,025            $  390,355           $   14,044
                                 ==================     ==============       ===============     ================
Accumulation units
  outstanding                               610,825              4,930               228,194               14,359
                                 ==================     ==============       ===============     ================
Unit value                              $  1.348523        $  1.627734            $ 1.710630           $ 0.978090
                                 ==================     ==============       ===============     ================

                       See Notes to Financial Statements
                                      SA-4

                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 2002
                                                            (CONTINUED)
                                                                                                 WANGER
                             SCUDDER VIT EQUITY                           WANGER FOREIGN      INTERNATIONAL
                                500 INDEX               TECHNOLOGY          FORTY               SMALL CAP
                               SUBACCOUNT               SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                            --------------------      -------------      ----------------     -------------
ASSETS
     Investment at cost               $    6,081        $   881,299            $  267,729        $  891,949
                            ====================      =============      ================     =============
     Investment at market             $    4,738        $   172,941            $  142,315        $  367,982
                            --------------------      -------------      ----------------     -------------
       Total assets                        4,738            172,941               142,315           367,982
LIABILITIES
     Accrued expenses                          1                198                   160               435
                            --------------------      -------------      ----------------     -------------
NET ASSETS                            $    4,737        $   172,743            $  142,155        $  367,547
                            ====================      =============      ================     =============
Accumulation units
  outstanding                              2,905            439,687                80,769           253,204
                            ====================      =============      ================     =============
Unit value                            $ 1.630269        $  0.392876            $ 1.760024        $ 1.451579
                            ====================      =============      ================     =============
                                                       WANGER U.S.
                                                         SMALLER
                                WANGER TWENTY           COMPANIES
                                  SUBACCOUNT            SUBACCOUNT
                            --------------------      -------------
ASSETS
     Investment at cost               $  170,805        $ 1,254,939
                            ====================      =============
     Investment at market             $  179,333        $ 1,137,007
                            --------------------      -------------
       Total assets                      179,333          1,137,007
LIABILITIES
     Accrued expenses                        229              1,415
                            --------------------      -------------
NET ASSETS                            $  179,104        $ 1,135,592
                            ====================      =============
Accumulation units
  outstanding                             76,657            602,279
                            ====================      =============
Unit value                            $ 2.336441        $  1.885488
                            ====================      =============

                       See Notes to Financial Statements
                                      SA-5

                                                            STATEMENTS OF OPERATIONS
                                                    FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                   PHOENIX-ABERDEEN       PHOENIX-ABERDEEN         PHOENIX-AIM
                                                    INTERNATIONAL            NEW ASIA            MID-CAP EQUITY
                                                     SUBACCOUNT             SUBACCOUNT            SUBACCOUNT(1)
                                                   ----------------   ----------------------   -----------------
Investment income
     Distributions                                       $    9,684                $   1,157            $      -
Expenses
     Mortality, expense risk and administrative
       charges                                               12,057                      624                 200
                                                   ----------------   ----------------------   -----------------
Net investment income (loss)                                 (2,373)                     533                (200)
                                                   ----------------   ----------------------   -----------------
Net realized gain (loss) from share transactions            (24,484)                      27                 507
Net realized gain distribution from Fund                          -                        -                  25
Net unrealized appreciation (depreciation) on
  investment                                               (131,371)                     963              (3,004)
                                                   ----------------   ----------------------   -----------------
Net gain (loss) on investment                              (155,855)                     990              (2,472)
Net increase (decrease) in net assets resulting
  from operations                                        $ (158,228)               $   1,523            $ (2,672)
                                                   ================   ======================   =================
                                                     PHOENIX-ALLIANCE/
                                                     BERNSTEIN GROWTH +
                                                           VALUE
                                                         SUBACCOUNT
                                                    -------------------
Investment income
     Distributions                                           $      828
Expenses
     Mortality, expense risk and administrative
       charges                                                    1,772
                                                    -------------------
Net investment income (loss)                                       (944)
                                                    -------------------
Net realized gain (loss) from share transactions                 (1,972)
Net realized gain distribution from Fund                              -
Net unrealized appreciation (depreciation) on
  investment                                                    (33,386)
                                                    -------------------
Net gain (loss) on investment                                   (35,358)
Net increase (decrease) in net assets resulting
  from operations                                            $  (36,302)
                                                    ===================
                                                                                                 PHOENIX-DUFF &
                                                   PHOENIX-DEUTSCHE       PHOENIX-DEUTSCHE         PHELPS REAL
                                                        DOW 30           NASDAQ-100 INDEX(R)    ESTATE SECURITIES
                                                      SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                                   ----------------   ----------------------   -----------------
Investment income
     Distributions                                       $    2,957                $       -            $ 20,812
Expenses
     Mortality, expense risk and administrative
       charges                                                3,059                      599               7,259
                                                   ----------------   ----------------------   -----------------
Net investment income (loss)                                   (102)                    (599)             13,553
                                                   ----------------   ----------------------   -----------------
Net realized gain (loss) from share transactions             (1,781)                  (3,626)             (1,781)
Net realized gain distribution from Fund                        442                        -               3,825
Net unrealized appreciation (depreciation) on
  investment                                                (39,561)                 (21,172)             13,376
                                                   ----------------   ----------------------   -----------------
Net gain (loss) on investment                               (40,900)                 (24,798)             15,420
Net increase (decrease) in net assets resulting
  from operations                                        $  (41,002)               $ (25,397)           $ 28,973
                                                   ================   ======================   =================

                                                     PHOENIX-ENGEMANN
                                                      CAPITAL GROWTH
                                                        SUBACCOUNT
                                                   -------------------
Investment income
     Distributions                                          $        -
Expenses
     Mortality, expense risk and administrative
       charges                                                  13,461
                                                   -------------------
Net investment income (loss)                                   (13,461)
                                                   -------------------
Net realized gain (loss) from share transactions               (28,450)
Net realized gain distribution from Fund                             -
Net unrealized appreciation (depreciation) on
  investment                                                  (287,495)
                                                   -------------------
Net gain (loss) on investment                                 (315,945)
Net increase (decrease) in net assets resulting
  from operations                                           $ (329,406)
                                                   ===================
                                                   PHOENIX-ENGEMANN          PHOENIX-          PHOENIX-GOODWIN
                                                   SMALL &  MID-CAP        GOODWIN MONEY         MULTI-SECTOR
                                                        GROWTH                MARKET             FIXED INCOME
                                                      SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                   ----------------   ----------------------   -----------------
Investment income
     Distributions                                       $        -                $  27,332            $ 59,034
Expenses
     Mortality, expense risk and administrative
       charges                                                6,585                   26,346              11,194
                                                   ----------------   ----------------------   -----------------
Net investment income (loss)                                 (6,585)                     986              47,840
                                                   ----------------   ----------------------   -----------------
Net realized gain (loss) from share transactions            (80,683)                       -                 695
Net realized gain distribution from Fund                          -                        -                   -
Net unrealized appreciation (depreciation) on
  investment                                               (127,517)                       -              23,608
                                                   ----------------   ----------------------   -----------------
Net gain (loss) on investment                              (208,200)                       -              24,303
Net increase (decrease) in net assets resulting
  from operations                                        $ (214,785)               $     986            $ 72,143
                                                   ================   ======================   =================

                                                     PHOENIX-HOLLISTER
                                                       VALUE EQUITY
                                                         SUBACCOUNT
                                                   -------------------
Investment income
     Distributions                                          $    9,926
Expenses
     Mortality, expense risk and administrative
       charges                                                  16,440
                                                   -------------------
Net investment income (loss)                                    (6,514)
                                                   -------------------
Net realized gain (loss) from share transactions               (59,110)
Net realized gain distribution from Fund                             -
Net unrealized appreciation (depreciation) on
  investment                                                  (248,959)
                                                   -------------------
Net gain (loss) on investment                                 (308,069)
Net increase (decrease) in net assets resulting
  from operations                                           $ (314,583)
                                                   ===================

                       See Notes to Financial Statements
                                      SA-6

                                               STATEMENTS OF OPERATIONS
                                         FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                    (CONTINUED)
                                                       PHOENIX-J.P.
                                                     MORGAN RESEARCH         PHOENIX-JANUS         PHOENIX-JANUS
                                                     ENHANCED INDEX         FLEXIBLE INCOME           GROWTH
                                                       SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                                    -----------------   ----------------------   ----------------
Investment income
     Distributions                                         $    3,371                 $ 48,754         $        -
Expenses
     Mortality, expense risk and administrative
       charges                                                  4,849                   14,952             20,137
                                                    -----------------   ----------------------   ----------------
Net investment income (loss)                                   (1,478)                  33,802            (20,137)
                                                    -----------------   ----------------------   ----------------
Net realized gain (loss) from share transactions                  353                    1,389           (161,660)
Net realized gain distribution from Fund                            -                    3,740                  -
Net unrealized appreciation (depreciation) on
  investment                                                 (103,287)                  56,631           (453,240)
                                                    -----------------   ----------------------   ----------------
Net gain (loss) on investment                                (102,934)                  61,760           (614,900)
Net increase (decrease) in net assets resulting
  from operations                                          $ (104,412)                $ 95,562         $ (635,037)
                                                    =================   ======================   ================

                                                      PHOENIX-KAYNE
                                                      LARGE-CAP CORE
                                                       SUBACCOUNT(6)
                                                   -------------------
Investment income
     Distributions                                            $     34
Expenses
     Mortality, expense risk and administrative
       charges                                                      62
                                                   -------------------
Net investment income (loss)                                       (28)
                                                   -------------------
Net realized gain (loss) from share transactions                    53
Net realized gain distribution from Fund                             -
Net unrealized appreciation (depreciation) on
  investment                                                     1,134
                                                   -------------------
Net gain (loss) on investment                                    1,187
Net increase (decrease) in net assets resulting
  from operations                                             $  1,159
                                                   ===================
                                                      PHOENIX-KAYNE         PHOENIX-LAZARD
                                                        SMALL-CAP              SMALL-CAP          PHOENIX-LAZARD
                                                      QUALITY VALUE              VALUE            U.S. MULTI-CAP
                                                      SUBACCOUNT(5)          SUBACCOUNT(5)         SUBACCOUNT(5)
                                                    -----------------   ----------------------   ----------------
Investment income
     Distributions                                         $      121                 $     14         $       41
Expenses
     Mortality, expense risk and administrative
       charges                                                     69                       67                 69
                                                    -----------------   ----------------------   ----------------
Net investment income (loss)                                       52                      (53)               (28)
                                                    -----------------   ----------------------   ----------------
Net realized gain (loss) from share transactions                    2                        1                  2
Net realized gain distribution from Fund                           68                        -                  -
Net unrealized appreciation (depreciation) on
  investment                                                      386                     (126)               509
                                                    -----------------   ----------------------   ----------------
Net gain (loss) on investment                                     456                     (125)               511
Net increase (decrease) in net assets resulting
  from operations                                          $      508                 $   (178)        $      483
                                                    =================   ======================   ================
                                                       PHOENIX-LORD
                                                       ABBETT BOND-
                                                       DEBENTURE
                                                       SUBACCOUNT(8)
                                                   -------------------
Investment income
     Distributions                                            $     41
Expenses
     Mortality, expense risk and administrative
       charges                                                       4
                                                   -------------------
Net investment income (loss)                                        37
                                                   -------------------
Net realized gain (loss) from share transactions                     -
Net realized gain distribution from Fund                             4
Net unrealized appreciation (depreciation) on
  investment                                                        (1)
                                                   -------------------
Net gain (loss) on investment                                        3
Net increase (decrease) in net assets resulting
  from operations                                             $     40
                                                   ===================
                                                       PHOENIX-LORD          PHOENIX-LORD           PHOENIX-MFS
                                                     ABBETT LARGE-CAP      ABBETT MID-CAP        INVESTORS GROWTH
                                                          VALUE                 VALUE                 STOCK
                                                      SUBACCOUNT(4)         SUBACCOUNT(4)          SUBACCOUNT(3)
                                                    -----------------   ----------------------   ----------------
Investment income
     Distributions                                         $       11                 $     57         $        -
Expenses
     Mortality, expense risk and administrative
       charges                                                     26                       83                 90
                                                    -----------------   ----------------------   ----------------
Net investment income (loss)                                      (15)                     (26)               (90)
                                                    -----------------   ----------------------   ----------------
Net realized gain (loss) from share transactions                    -                        -                 (4)
Net realized gain distribution from Fund                            -                        -                  1
Net unrealized appreciation (depreciation) on
  investment                                                      (86)                      56             (1,121)
                                                    -----------------   ----------------------   ----------------
Net gain (loss) on investment                                     (86)                      56             (1,124)
Net increase (decrease) in net assets resulting
  from operations                                          $     (101)                $     30         $   (1,214)
                                                    =================   ======================   ================
                                                       PHOENIX-MFS
                                                       INVESTORS
                                                          TRUST
                                                       SUBACCOUNT(2)
                                                   -------------------
Investment income
     Distributions                                            $    178
Expenses
     Mortality, expense risk and administrative
       charges                                                     266
                                                   -------------------
Net investment income (loss)                                       (88)
                                                   -------------------
Net realized gain (loss) from share transactions                    (6)
Net realized gain distribution from Fund                            26
Net unrealized appreciation (depreciation) on
  investment                                                    (4,063)
                                                   -------------------
Net gain (loss) on investment                                   (4,043)
Net increase (decrease) in net assets resulting
  from operations                                             $ (4,131)
                                                   ===================

                       See Notes to Financial Statements
                                      SA-7

                                            STATEMENTS OF OPERATIONS
                                     FOR THE PERIOD ENDED DECEMBER31, 2002
                                                  (CONTINUED)
                                                                         PHOENIX-OAKHURST      PHOENIX-OAKHURST    PHOENIX-SANFORD
                                                      PHOENIX-MFS            GROWTH AND           STRATEGIC        BERNSTEIN GLOBAL
                                                         VALUE                 INCOME             ALLOCATION            VALUE
                                                       SUBACCOUNT            SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                    ---------------   ----------------------   ----------------   -----------------
Investment income
     Distributions                                      $    6,034               $    9,261         $   34,301           $   34,301
Expenses
     Mortality, expense risk and administrative
       charges                                               5,642                   16,154             15,723               15,723
                                                   ---------------   ----------------------   ----------------   ------------------
Net investment income (loss)                                   392                   (6,893)            18,578               18,578
                                                   ---------------   ----------------------   ----------------   ------------------
Net realized gain (loss) from share transactions               207                  (27,095)            (1,800)              (1,800)
Net realized gain distribution from Fund                       578                        -                  -                    -
Net unrealized appreciation (depreciation) on
  investment                                               (86,962)                (298,387)          (194,510)            (194,510)
                                                   ---------------   ----------------------   ----------------   ------------------
Net gain (loss) on investment                              (86,177)                (325,482)          (196,310)            (196,310)
Net increase (decrease) in net assets resulting
  from operations                                       $  (85,785)              $ (332,375)        $ (177,732)          $ (177,732)
                                                   ===============   ======================   ================   ==================
                                                   PHOENIX-SANFORD      PHOENIX-SANFORD        PHOENIX-SENECA       PHOENIX-SENECA
                                                      BERNSTEIN         BERNSTEIN SMALL-           MID-CAP            STRATEGIC
                                                    MID-CAP VALUE          CAP VALUE               GROWTH              THEME
                                                     SUBACCOUNT           SUBACCOUNT             SUBACCOUNT          SUBACCOUNT
                                                   ---------------   ----------------------   ----------------   ------------------
Investment income
     Distributions                                      $  19,464                $    7,442         $        -           $        -
Expenses
     Mortality, expense risk and administrative
       charges                                              30,431                   20,496              8,236                7,211
                                                   ---------------   ----------------------   ----------------   ------------------
Net investment income (loss)                               (10,967)                 (13,054)            (8,236)              (7,211)
                                                   ---------------   ----------------------   ----------------   ------------------
Net realized gain (loss) from share transactions          (136,286)                 (68,602)             1,083             (315,250)
Net realized gain distribution from Fund                   146,370                   64,008                  -                    -
Net unrealized appreciation (depreciation) on
  investment                                              (332,652)                (234,213)          (242,025)              67,210
                                                   ---------------   ----------------------   ----------------   ------------------
Net gain (loss) on investment                             (322,568)                (238,807)          (240,942)            (248,040)
Net increase (decrease) in net assets resulting
  from operations                                       $ (333,535)              $ (251,861)        $ (249,178)          $ (255,251)
                                                   ===============   ======================   ================   ==================
                                                    PHOENIX-STATE
                                                   STREET RESEARCH     PHOENIX-VAN KAMPEN     AIM V.I. CAPITAL     AIM V.I. PREMIER
                                                   SMALL-CAP GROWTH      FOCUS EQUITY          APPRECIATION             EQUITY
                                                     SUBACCOUNT(7)        SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                   ---------------   ----------------------   ----------------   ------------------
Investment income
     Distributions                                      $        -               $        -         $        -           $      415
Expenses
     Mortality, expense risk and administrative
       charges                                                   7                    5,280                166                1,110
                                                   ---------------   ----------------------   ----------------   ------------------
Net investment income (loss)                                    (7)                  (5,280)              (166)                (695)
                                                   ---------------   ----------------------   ----------------   ------------------
Net realized gain (loss) from share transactions                 -                  (19,972)               (10)                 (18)
Net realized gain distribution from Fund                         -                        -                  -                    -
Net unrealized appreciation (depreciation) on
  investment                                                    (6)                (131,183)            (3,193)             (28,891)
                                                   ---------------   ----------------------   ----------------   ------------------
Net gain (loss) on investment                                   (6)                (151,155)            (3,203)             (28,909)
Net increase (decrease) in net assets resulting
  from operations                                       $      (13)              $ (156,435)        $   (3,369)          $  (29,604)
                                                   ===============   ======================   ================   ==================

                       See Notes to Financial Statements
                                      SA-8

                                            STATEMENTS OF OPERATIONS
                                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                  (CONTINUED)
                                                                         FEDERATED FUND
                                                    ALGER AMERICAN          FOR U.S.          FEDERATED HIGH
                                                      LEVERAGED           GOVERNMENT            INCOME BOND
                                                       ALLCAP            SECURITIES II            FUND II        VIP CONTRAFUND(R)
                                                      SUBACCOUNT          SUBACCOUNT            SUBACCOUNT         SUBACCOUNT
                                                   ---------------   ----------------------   ----------------   ------------------
Investment income
     Distributions                                      $       15               $   36,011          $  27,495            $   1,349
Expenses
     Mortality, expense risk and administrative
       charges                                               2,428                   18,219              3,043                2,572
                                                   ---------------   ----------------------   ----------------   ------------------
Net investment income (loss)                                (2,413)                  17,792             24,452               (1,223)
                                                   ---------------   ----------------------   ----------------   ------------------
Net realized gain (loss) from share transactions           (18,902)                     292             (7,638)              (9,303)
Net realized gain distribution from Fund                         -                        -                  -                    -
Net unrealized appreciation (depreciation) on
  investment                                               (58,299)                  75,039            (14,818)             (11,039)
                                                   ---------------   ----------------------   ----------------   ------------------
Net gain (loss) on investment                              (77,201)                  75,331            (22,456)             (20,342)
Net increase (decrease) in net assets resulting
  from operations                                       $  (79,614)              $   93,123          $   1,996            $ (21,565)
                                                   ===============   ======================   ================   ==================
                                                                                                                     TEMPLETON
                                                     VIP GROWTH              VIP               MUTUAL SHARES     DEVELOPING MARKETS
                                                    OPPORTUNITIES           GROWTH              SECURITIES           SECURITIES
                                                     SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                   ---------------   ----------------------   ----------------   ------------------
Investment income
     Distributions                                      $      996               $      172          $   2,039            $     371
Expenses
     Mortality, expense risk and administrative
       charges                                               1,497                    5,219              2,757                  419
                                                   ---------------   ----------------------   ----------------   ------------------
Net investment income (loss)                                  (501)                  (5,047)              (718)                 (48)
                                                   ---------------   ----------------------   ----------------   ------------------
Net realized gain (loss) from share transactions           (13,965)                 (32,168)            (6,470)                  91
Net realized gain distribution from Fund                         -                        -              5,055                    -
Net unrealized appreciation (depreciation) on
  investment                                               (14,848)                 (95,786)           (32,899)               1,182
                                                   ---------------   ----------------------   ----------------   ------------------
Net gain (loss) on investment                              (28,813)                (127,954)           (34,314)               1,273
Net increase (decrease) in net assets resulting
  from operations                                       $  (29,314)              $ (133,001)         $ (35,032)           $   1,225
                                                   ===============   ======================   ================   ==================
                                                      TEMPLETON                                  TEMPLETON           SCUDDER VIT
                                                       FOREIGN          TEMPLETON GLOBAL          GROWTH               EAFE(R)
                                                      SECURITIES        ASSET ALLOCATION         SECURITIES         EQUITY INDEX
                                                      SUBACCOUNT           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                                   ---------------   ----------------------   ----------------   ------------------
Investment income
     Distributions                                      $   11,779               $      766          $   9,801            $     226
Expenses
     Mortality, expense risk and administrative
       charges                                              10,734                      365              5,895                  247
                                                   ---------------   ----------------------   ----------------   ------------------
Net investment income (loss)                                 1,045                      401              3,906                  (21)
                                                   ---------------   ----------------------   ----------------   ------------------
Net realized gain (loss) from share transactions             1,568                   (3,940)               138                 (217)
Net realized gain distribution from Fund                         -                        -              9,638                    -
Net unrealized appreciation (depreciation) on
  investment                                              (179,556)                   3,380           (107,385)              (4,002)
                                                   ---------------   ----------------------   ----------------   ------------------
Net gain (loss) on investment                             (177,988)                    (560)           (97,609)              (4,219)
Net increase (decrease) in net assets resulting
  from operations                                       $ (176,943)              $     (159)         $ (93,703)           $  (4,240)
                                                   ===============   ======================   ================   ==================


                       See Notes to Financial Statements
                                      SA-9

                                                     STATEMENTS OF OPERATIONS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                            (CONTINUED)
                                                     SCUDDER VIT                                                       WANGER
                                                     EQUITY 500                                WANGER FOREIGN       INTERNATIONAL
                                                       INDEX              TECHNOLOGY               FORTY              SMALL CAP
                                                     SUBACCOUNT           SUBACCOUNT             SUBACCOUNT          SUBACCOUNT
                                                   ---------------   ----------------------   ----------------   ------------------
Investment income
     Distributions                                       $      65               $        -          $       -            $       -
Expenses
     Mortality, expense risk and administrative
       charges                                                 (24)                   3,525              2,310                6,193
                                                   ---------------   ----------------------   ----------------   ------------------
Net investment income (loss)                                    89                   (3,525)            (2,310)              (6,193)
                                                   ---------------   ----------------------   ----------------   ------------------
Net realized gain (loss) from share transactions              (540)                 (28,196)            (3,073)             (11,149)
Net realized gain distribution from Fund                         1                        -                  -                    -
Net unrealized appreciation (depreciation) on
  investment                                                (1,347)                (174,883)           (25,344)             (49,355)
                                                   ---------------   ----------------------   ----------------   ------------------
Net gain (loss) on investment                               (1,886)                (203,079)           (28,417)             (60,504)
Net increase (decrease) in net assets resulting
  from operations                                        $  (1,797)              $ (206,604)         $ (30,727)           $ (66,697)
                                                   ===============   ======================   ================   ==================
                                                       Wanger          Wanger U.S. Smaller
                                                       Twenty              Companies
                                                     Subaccount            Subaccount
                                                   ---------------   ----------------------
Investment income
     Distributions                                       $       -               $       -
Expenses
     Mortality, expense risk and administrative
       charges                                               2,378                   17,779
                                                   ---------------   ----------------------
Net investment income (loss)                                (2,378)                 (17,779)
                                                   ---------------   ----------------------
Net realized gain (loss) from share transactions                89                  (29,743)
Net realized gain distribution from Fund                         -                        -
Net unrealized appreciation (depreciation) on
  investment                                               (13,983)                (218,789)
                                                   ---------------   ----------------------
Net gain (loss) on investment                              (13,894)                (248,532)
Net increase (decrease) in net assets resulting
  from operations                                        $ (16,272)              $ (266,311)
                                                   ===============   ======================







Footnotes for Statements of Operations
For the period ended December 31, 2002

(1) From inception January 23, 2002 to December 31, 2002.
(2) From inception February 5, 2002 to December 31, 2002.
(3) From inception February 19, 2002 to December 31, 2002.
(4) From inception August 28, 2002 to December 31, 2002.
(5) From inception September 3, 2002 to December 31, 2002.
(6) From inception September 4, 2002 to December 31, 2002.
(7) From inception November 11, 2002 to December 31, 2002.
(8) From inception November 19, 2002 to December 31, 2002.

                       See Notes to Financial Statements
                                     SA-10

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                                               PHOENIX-                        PHOENIX-ALLIANCE/
                                                         PHOENIX-ABERDEEN   ABERDEEN NEW      PHOENIX-AIM         BERNSTEIN
                                                          INTERNATIONAL         ASIA        MID-CAP EQUITY      GROWTH + VALUE
                                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(1)        SUBACCOUNT
                                                         ----------------   ------------   -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                              $   (2,373)     $     533           $    (200)         $     (944)
     Net realized gain (loss)                                     (24,484)            27                 532              (1,972)
     Net unrealized appreciation (depreciation)                  (131,371)           963              (3,004)            (33,386)
                                                         ----------------   ------------   -----------------   -----------------
     Net increase (decrease) resulting from operations           (158,228)         1,523              (2,672)            (36,302)
                                                         ----------------   ------------   -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          79,736              3              31,715              19,430
     Participant transfers                                        (96,101)         2,713               1,102              77,794
     Participant withdrawals                                      (23,940)           (37)            (10,692)               (471)
                                                         ----------------   ------------   -----------------   -----------------
     Net increase (decrease) in net assets resulting
       from participant transactions                              (40,305)         2,679              22,125              96,753
                                                         ----------------   ------------   -----------------   -----------------
     Net increase (decrease) in net assets                       (198,533)         4,202              19,453              60,451
NET ASSETS
     Beginning of period                                          974,329         40,494                   -             113,944
                                                         ----------------   ------------   -----------------   -----------------
     End of period                                             $  775,796      $  44,696           $  19,453          $  174,395
                                                         ================   ============   =================   =================
                                                                              PHOENIX-
                                                                              DEUTSCHE      PHOENIX-DUFF &          PHOENIX-
                                                         PHOENIX-DEUTSCHE    NASDAQ-100      PHELPS REAL            ENGEMANN
                                                             DOW 30           INDEX(R)     ESTATE SECURITIES     CAPITAL GROWTH
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT           SUBACCOUNT
                                                         ----------------   ------------   -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                              $     (102)     $    (599)          $  13,553          $  (13,461)
     Net realized gain (loss)                                      (1,339)        (3,626)              2,044             (28,450)
     Net unrealized appreciation (depreciation)                   (39,561)       (21,172)             13,376            (287,495)
                                                         ----------------   ------------   -----------------   -----------------
     Net increase (decrease) resulting from operations            (41,002)       (25,397)             28,973            (329,406)
                                                         ----------------   ------------   -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          23,214          1,350              35,915              58,892
     Participant transfers                                        (10,888)       (53,483)            371,902             326,932
     Participant withdrawals                                       (1,188)           (77)            (40,644)            (50,873)
                                                         ----------------   ------------   -----------------   -----------------
     Net increase (decrease) in net assets resulting
       from participant transactions                               11,138        (52,210)            367,173             334,951
                                                         ----------------   ------------   -----------------   -----------------
     Net increase (decrease) in net assets                        (29,864)       (77,607)            396,146               5,545
NET ASSETS
     Beginning of period                                          248,805        109,889             297,478             927,306
                                                         ----------------   ------------   -----------------   -----------------
     End of period                                             $  218,941      $  32,282           $ 693,624          $  932,851
                                                         ================   ============   =================   =================


                       See Notes to Financial Statements
                                     SA-11

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                            (CONTINUED)
                                                                                                 PHOENIX-
                                                         PHOENIX-ENGEMANN      PHOENIX-       GOODWIN MULTI-
                                                         SMALL & MID-CAP     GOODWIN MONEY     SECTOR FIXED    PHOENIX-HOLLISTER
                                                              GROWTH            MARKET            INCOME         VALUE EQUITY
                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                         ----------------   ---------------   --------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                              $   (6,585)      $       986      $    47,840         $    (6,514)
     Net realized gain (loss)                                     (80,683)                -              695             (59,110)
     Net unrealized appreciation (depreciation)                  (127,517)                -           23,608            (248,959)
                                                         ----------------   ---------------   --------------   -----------------
     Net increase (decrease) resulting from operations           (214,785)              986           72,143            (314,583)
                                                         ----------------   ---------------   --------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          41,150           632,313          123,604              87,024
     Participant transfers                                       (109,783)         (693,435)         334,638            (438,765)
     Participant withdrawals                                       (9,500)          (51,067)         (76,459)            (19,794)
                                                         ----------------   ---------------   --------------   -----------------
     Net increase (decrease) in net assets resulting
       from participant transactions                              (78,133)         (112,189)         381,783            (371,535)
                                                         ----------------   ---------------   --------------   -----------------
     Net increase (decrease) in net assets                       (292,918)         (111,203)         453,926            (686,118)
NET ASSETS
     Beginning of period                                          710,696         1,968,718          569,723           1,644,248
                                                         ----------------   ---------------   --------------   -----------------
     End of period                                             $  417,778       $ 1,857,515      $ 1,023,649         $   958,130
                                                         ================   ===============   ==============   =================
                                                           PHOENIX-J.P.
                                                          MORGAN RESEARCH    PHOENIX-JANUS     PHOENIX-JANUS     PHOENIX-KAYNE
                                                          ENHANCED INDEX    FLEXIBLE INCOME       GROWTH         LARGE-CAP CORE
                                                           SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT(6)
                                                         ----------------   ---------------   --------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                              $   (1,478)      $    33,802      $   (20,137)        $       (28)
     Net realized gain (loss)                                         353             5,129         (161,660)                 53
     Net unrealized appreciation (depreciation)                  (103,287)           56,631         (453,240)              1,134
                                                         ----------------   ---------------   --------------   -----------------
     Net increase (decrease) resulting from operations           (104,412)           95,562         (635,037)              1,159
                                                         ----------------   ---------------   --------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           4,292            60,893           64,945                   -
     Participant transfers                                         55,100            45,212          (16,244)             17,514
     Participant withdrawals                                       (6,595)         (128,685)         (36,600)               (374)
                                                         ----------------   ---------------   --------------   -----------------
     Net increase (decrease) in net assets resulting
       from participant transactions                               52,797           (22,580)          12,101              17,140
                                                         ----------------   ---------------   --------------   -----------------
     Net increase (decrease) in net assets                        (51,615)           72,982         (622,936)             18,299
NET ASSETS
     Beginning of period                                          377,588         1,083,046        1,758,857                   -
                                                         ----------------   ---------------   --------------   -----------------
     End of period                                             $  325,973       $ 1,156,028      $ 1,135,921         $    18,299
                                                         ================   ===============   ==============   =================


                       See Notes to Financial Statements
                                     SA-12

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                            (CONTINUED)
                                                            PHOENIX-KAYNE                                           PHOENIX-LORD
                                                              SMALL-CAP       PHOENIX-LAZARD     PHOENIX-LAZARD     ABBETT BOND-
                                                            QUALITY VALUE     SMALL-CAP VALUE    U.S. MULTI-CAP      DEBENTURE
                                                            SUBACCOUNT(5)      SUBACCOUNT(5)      SUBACCOUNT(5)      SUBACCOUNT(8)
                                                           ----------------   ---------------   ----------------   ---------------
FROM OPERATIONS
     Net investment income (loss)                                  $     52          $    (53)          $    (28)         $     37
     Net realized gain (loss)                                            70                 1                  2                 4
     Net unrealized appreciation (depreciation)                         386              (126)               509                (1)
                                                           ----------------   ---------------   ----------------   ---------------
     Net increase (decrease) resulting from operations                  508              (178)               483                40
                                                           ----------------   ---------------   ----------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                                 -                 -                  -                 -
     Participant transfers                                           16,474            16,474             16,474             2,343
     Participant withdrawals                                              -                 -                  -                 -
                                                           ----------------   ---------------   ----------------   ---------------
     Net increase (decrease) in net assets resulting
       from participant transactions                                 16,474            16,474             16,474             2,343
                                                           ----------------   ---------------   ----------------   ---------------
     Net increase (decrease) in net assets                           16,982            16,296             16,957             2,383
NET ASSETS
     Beginning of period                                                  -                 -                  -                 -
                                                           ----------------   ---------------   ----------------   ---------------
     End of period                                                 $ 16,982          $ 16,296          $  16,957          $  2,383
                                                           ================   ===============   ================   ===============
                                                             PHOENIX-LORD      PHOENIX-LORD       PHOENIX-MFS
                                                           ABBETT LARGE-CAP   ABBETT MID-CAP    INVESTORS GROWTH     PHOENIX-MFS
                                                                VALUE             VALUE              STOCK         INVESTORS TRUST
                                                             SUBACCOUNT(4)    SUBACCOUNT(4)       SUBACCOUNT(3)     SUBACCOUNT(2)
                                                           ----------------   ---------------   ----------------   ---------------
FROM OPERATIONS
     Net investment income (loss)                                  $    (15)         $    (26)          $    (90)         $    (88)
     Net realized gain (loss)                                             -                 -                 (3)               20
     Net unrealized appreciation (depreciation)                         (86)               56             (1,121)           (4,063)
                                                           ----------------   ---------------   ----------------   ---------------
     Net increase (decrease) resulting from operations                 (101)               30             (1,214)           (4,131)
                                                           ----------------   ---------------   ----------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                                 -                 -              4,366             1,000
     Participant transfers                                            5,752            20,101             16,263            45,754
     Participant withdrawals                                              -                 -                  -              (204)
                                                           ----------------   ---------------   ----------------   ---------------
     Net increase (decrease) in net assets resulting
       from participant transactions                                  5,752            20,101             20,629            46,550
                                                           ----------------   ---------------   ----------------   ---------------
     Net increase (decrease) in net assets                            5,651            20,131             19,415            42,419
NET ASSETS
     Beginning of period                                                  -                 -                  -                 -
                                                           ----------------   ---------------   ----------------   ---------------
     End of period                                                 $  5,651          $ 20,131           $ 19,415         $  42,419
                                                           ================   ===============   ================   ===============

                       See Notes to Financial Statements
                                     SA-13

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                            (CONTINUED)
                                                                                                     PHOENIX-
                                                                                 PHOENIX-            OAKHURST      PHOENIX-SANFORD
                                                                              OAKHURST GROWTH        STRATEGIC        BERNSTEIN
                                                          PHOENIX-MFS VALUE     AND INCOME          ALLOCATION       GLOBAL VALUE
                                                              SUBACCOUNT        SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                          -----------------   ----------------   ---------------   ----------------
FROM OPERATIONS
     Net investment income (loss)                               $       392        $    (6,893)      $    18,578         $     (146)
     Net realized gain (loss)                                           785            (27,095)           (1,800)               (23)
     Net unrealized appreciation (depreciation)                     (86,962)          (298,387)         (194,510)           (36,566)
                                                          -----------------   ----------------   ---------------   ----------------
     Net increase (decrease) resulting from operations              (85,785)          (332,375)         (177,732)           (36,735)
                                                          -----------------   ----------------   ---------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           252,652            117,008           242,767                  -
     Participant transfers                                          459,444           (218,351)        1,060,622            185,538
     Participant withdrawals                                         (5,906)           (84,424)          (91,053)            (1,224)
                                                          -----------------   ----------------   ---------------   ----------------
     Net increase (decrease) in net assets resulting
       from participant transactions                                706,190           (185,767)        1,212,336            184,314
                                                          -----------------   ----------------   ---------------   ----------------
     Net increase (decrease) in net assets                          620,405           (518,142)        1,034,604            147,579
NET ASSETS
     Beginning of period                                             76,496          1,504,560           399,031             76,135
                                                          -----------------   ----------------   ---------------   ----------------
     End of period                                              $   696,901        $   986,418       $ 1,433,635         $  223,714
                                                          =================   ================   ===============   ================
                                                           PHOENIX-SANFORD    PHOENIX-SANFORD
                                                          BERNSTEIN MID-CAP   BERNSTEIN SMALL-   PHOENIX-SENECA    PHOENIX-SENECA
                                                               VALUE            CAP VALUE        MID-CAP GROWTH    STRATEGIC THEME
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                          -----------------   ----------------   ---------------   ----------------
FROM OPERATIONS
     Net investment income (loss)                               $   (10,967)       $   (13,054)      $    (8,236)        $   (7,211)
     Net realized gain (loss)                                        10,084             (4,594)            1,083           (315,250)
     Net unrealized appreciation (depreciation)                    (332,652)          (234,213)         (242,025)            67,210
                                                          -----------------   ----------------   ---------------   ----------------
     Net increase (decrease) resulting from operations             (333,535)          (251,861)         (249,178)          (255,251)
                                                          -----------------   ----------------   ---------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           253,348            117,437            93,625             13,336
     Participant transfers                                          163,891            469,344           (43,105)          (180,098)
     Participant withdrawals                                        (44,794)            (8,993)          (35,951)           (27,311)
                                                          -----------------   ----------------   ---------------   ----------------
     Net increase (decrease) in net assets resulting
       from participant transactions                                372,445            577,788            14,569           (194,073)
                                                          -----------------   ----------------   ---------------   ----------------
     Net increase (decrease) in net assets                           38,910            325,927          (234,609)          (449,324)
NET ASSETS
     Beginning of period                                          1,851,145          1,056,534           742,335            793,524
                                                          -----------------   ----------------   ---------------   ----------------
     End of period                                              $ 1,890,055        $ 1,382,461       $   507,726         $  344,200
                                                          =================   ================   ===============   ================


                       See Notes to Financial Statements
                                     SA-14

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                            (CONTINUED)
                                                   PHOENIX-STATE STREET      PHOENIX-VAN          AIM V.I.            AIM V.I.
                                                    RESEARCH SMALL-CAP       KAMPEN FOCUS          CAPITAL            PREMIER
                                                          GROWTH               EQUITY           APPRECIATION           EQUITY
                                                       SUBACCOUNT(7)         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                   --------------------    --------------    ----------------    ----------------
FROM OPERATIONS
     Net investment income (loss)                            $       (7)      $    (5,280)          $    (166)          $    (695)
     Net realized gain (loss)                                         -           (19,972)                (10)                (18)
     Net unrealized appreciation (depreciation)                      (6)         (131,183)             (3,193)            (28,891)
                                                   --------------------    --------------    ----------------    ----------------
     Net increase (decrease) resulting from
       operations                                                   (13)         (156,435)             (3,369)            (29,604)
                                                   --------------------    --------------    ----------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                             -             4,870               4,323               8,445
     Participant transfers                                        3,690            19,550              13,837              78,562
     Participant withdrawals                                          -           (13,010)                (25)                (55)
                                                   --------------------    --------------    ----------------    ----------------
     Net increase (decrease) in net assets
       resulting from participant transactions                    3,690            11,410              18,135              86,952
                                                   --------------------    --------------    ----------------    ----------------
     Net increase (decrease) in net assets                        3,677          (145,025)             14,766              57,348
NET ASSETS
     Beginning of period                                              -           462,496               9,324              45,301
                                                   --------------------    --------------    ----------------    ----------------
     End of period                                           $    3,677       $   317,471           $  24,090           $ 102,649
                                                   ====================    ==============    ================    ================
                                                                          FEDERATED FUND
                                                                             FOR U.S.         FEDERATED HIGH
                                                      ALGER AMERICAN        GOVERNMENT          INCOME BOND            VIP
                                                     LEVERAGED ALLCAP      SECURITIES II           FUND II         CONTRAFUND(R)
                                                        SUBACCOUNT          SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
                                                   --------------------    --------------    ----------------    ----------------
FROM OPERATIONS
     Net investment income (loss)                            $  (2,413)       $    17,792           $  24,452           $  (1,223)
     Net realized gain (loss)                                  (18,902)               292              (7,638)             (9,303)
     Net unrealized appreciation (depreciation)                (58,299)            75,039             (14,818)            (11,039)
                                                   --------------------    --------------    ----------------    ----------------
     Net increase (decrease) resulting from
       operations                                              (79,614)            93,123               1,996             (21,565)
                                                   --------------------    --------------    ----------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        14,801           152,026              97,685               1,338
     Participant transfers                                      (21,538)        1,117,341              32,751              73,061
     Participant withdrawals                                        (46)          (66,125)            (44,792)             (5,842)
                                                   --------------------    --------------    ----------------    ----------------
     Net increase (decrease) in net assets
       resulting from participant transactions                   (6,783)        1,203,242              85,644              68,557
                                                   --------------------    --------------    ----------------    ----------------
     Net increase (decrease) in net assets                      (86,397)        1,296,365              87,640              46,992
NET ASSETS
     Beginning of period                                        228,705           808,258             157,841             201,828
                                                   --------------------    --------------    ----------------    ----------------
     End of period                                           $  142,308       $ 2,104,623           $ 245,481           $ 248,820
                                                   ====================    ==============    ================    ================

                       See Notes to Financial Statements
                                     SA-15

                                                           STATEMENTS OF CHANGES IN NET ASSETS
                                                          FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                                      (CONTINUED)


                                                       VIP GROWTH                VIP                MUTUAL SHARES
                                                     OPPORTUNITIES              GROWTH               SECURITIES
                                                      SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                                  -------------------    -------------------    -------------------
FROM OPERATIONS
     Net investment income (loss)                          $     (501)            $   (5,047)            $     (718)
     Net realized gain (loss)                                 (13,965)               (32,168)                (1,415)
     Net unrealized appreciation (depreciation)               (14,848)               (95,786)               (32,899)
                                                  -------------------    -------------------    -------------------
     Net increase (decrease) resulting from
       operations                                             (29,314)              (133,001)               (35,032)
                                                  -------------------    -------------------    -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                       3,419                170,411                 73,643
     Participant transfers                                     19,694                416,342                (18,299)
     Participant withdrawals                                        -                 (5,593)                (4,826)
                                                  -------------------    -------------------    -------------------
     Net increase (decrease) in net assets
       resulting from participant transactions                 23,113                581,160                 50,518
                                                  -------------------    -------------------    -------------------
     Net increase (decrease) in net assets                     (6,201)               448,159                 15,486
NET ASSETS
      Beginning of period                                     115,983                136,656                179,156
                                                  -------------------    -------------------    -------------------
      End of period                                        $  109,782             $  584,815             $  194,642
                                                  ===================    ===================    ===================
                                                       TEMPLETON
                                                       DEVELOPING
                                                        MARKETS
                                                       SECURITIES
                                                       SUBACCOUNT
                                                  -------------------
FROM OPERATIONS
     Net investment income (loss)                           $     (48)
     Net realized gain (loss)                                      91
     Net unrealized appreciation (depreciation)                 1,182
                                                  -------------------
     Net increase (decrease) resulting from
       operations                                               1,225
                                                  -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         116
     Participant transfers                                    (19,142)
     Participant withdrawals                                      (20)
                                                  -------------------
     Net increase (decrease) in net assets
       resulting from participant transactions                (19,046)
                                                  -------------------
     Net increase (decrease) in net assets                    (17,821)
NET ASSETS
      Beginning of period                                      43,226
                                                  -------------------
      End of period                                         $  25,405
                                                  ===================
                                                      TEMPLETON                TEMPLETON             TEMPLETON
                                                       FOREIGN               GLOBAL ASSET             GROWTH
                                                      SECURITIES              ALLOCATION            SECURITIES
                                                      SUBACCOUNT              SUBACCOUNT            SUBACCOUNT
                                                  -------------------    -------------------    -------------------
FROM OPERATIONS
     Net investment income (loss)                          $    1,045             $      401             $    3,906
     Net realized gain (loss)                                   1,568                 (3,940)                 9,776
     Net unrealized appreciation (depreciation)              (179,556)                 3,380               (107,385)
                                                  -------------------    -------------------    -------------------
     Net increase (decrease) resulting from
       operations                                            (176,943)                  (159)               (93,703)
                                                  -------------------    -------------------    -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                      43,262                    232                      -
     Participant transfers                                    158,231                (36,175)                23,487
     Participant withdrawals                                  (12,718)                  (605)                (3,653)
                                                  -------------------    -------------------    -------------------
     Net increase (decrease) in net assets
       resulting from participant transactions                188,775                (36,548)                19,834
                                                  -------------------    -------------------    -------------------
     Net increase (decrease) in net assets                     11,832                (36,707)               (73,869)
NET ASSETS
     Beginning of period                                      811,880                 44,732                464,224
                                                  -------------------    -------------------    -------------------
     End of period                                         $  823,712             $    8,025             $  390,355
                                                  ===================    ===================    ===================
                                                      SCUDDER VIT
                                                    EAFE(R) EQUITY
                                                        INDEX
                                                      SUBACCOUNT
                                                  -------------------
FROM OPERATIONS
     Net investment income (loss)                           $     (21)
     Net realized gain (loss)                                    (217)
     Net unrealized appreciation (depreciation)                (4,002)
                                                  -------------------
     Net increase (decrease) resulting from
       operations                                              (4,240)
                                                  -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         580
     Participant transfers                                      8,463
     Participant withdrawals                                   (4,263)
                                                  -------------------
     Net increase (decrease) in net assets
       resulting from participant transactions                  4,780
                                                  -------------------
     Net increase (decrease) in net assets                        540
NET ASSETS
     Beginning of period                                       13,504
                                                  -------------------
     End of period                                          $  14,044
                                                  ===================

                       See Notes to Financial Statements
                                     SA-16

                                                        STATEMENTS OF CHANGES IN NET ASSETS
                                                       FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                                    (CONTINUED)
                                                      SCUDDER VIT                                                      WANGER
                                                       EQUITY 500                             WANGER FOREIGN       INTERNATIONAL
                                                        INDEX              TECHNOLOGY             FORTY              SMALL CAP
                                                       SUBACCOUNT          SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                  -------------------    ----------------    ----------------    ----------------
FROM OPERATIONS
     Net investment income (loss)                           $      89         $    (3,525)          $  (2,310)         $   (6,193)
     Net realized gain (loss)                                    (539)            (28,196)             (3,073)            (11,149)
     Net unrealized appreciation (depreciation)                (1,347)           (174,883)            (25,344)            (49,355)
                                                  -------------------    ----------------    ----------------    ----------------
     Net increase (decrease) resulting
       from operations                                         (1,797)           (206,604)            (30,727)            (66,697)
                                                  -------------------    ----------------    ----------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                      10,000              29,603               4,734              19,859
     Participant transfers                                      4,705            (126,034)            (40,485)           (151,241)
     Participant withdrawals                                   (9,518)             (4,604)             (5,316)            (10,390)
                                                  -------------------    ----------------    ----------------    ----------------
     Net increase (decrease) in net assets
       resulting from participant transactions                  5,187            (101,035)            (41,067)           (141,772)
                                                  -------------------    ----------------    ----------------    ----------------
     Net increase (decrease) in net assets                      3,390            (307,639)            (71,794)           (208,469)
NET ASSETS
     Beginning of period                                        1,347             480,382             213,949             576,016
                                                  -------------------    ----------------    ----------------    ----------------
     End of period                                          $   4,737         $   172,743           $ 142,155          $  367,547
                                                  ===================    ================    ================    ================
                                                                            WANGER U.S.
                                                         WANGER              SMALLER
                                                         TWENTY              COMPANIES
                                                       SUBACCOUNT           SUBACCOUNT
                                                  -------------------    ----------------
FROM OPERATIONS
     Net investment income (loss)                           $  (2,378)        $   (17,779)
     Net realized gain (loss)                                      89             (29,743)
     Net unrealized appreciation (depreciation)               (13,983)           (218,789)
                                                  -------------------    ----------------
     Net increase (decrease) resulting from
       operations                                             (16,272)           (266,311)
                                                  -------------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                      10,551             127,121
     Participant transfers                                      6,145              37,461
     Participant withdrawals                                   (2,755)            (73,735)
                                                  -------------------    ----------------
     Net increase (decrease) in net assets
       resulting from participant transactions                 13,941              90,847
                                                  -------------------    ----------------
     Net increase (decrease) in net assets                     (2,331)           (175,464)
NET ASSETS
     Beginning of period                                      181,435           1,311,056
                                                  -------------------    ----------------
     End of period                                          $ 179,104         $ 1,135,592
                                                  ===================    ================


Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2002

(1) From inception January 23, 2002 to December 31, 2002.
(2) From inception February 5, 2002 to December 31, 2002.
(3) From inception February 19, 2002 to December 31, 2002.
(4) From inception August 28, 2002 to December 31, 2002.
(5) From inception September 3, 2002 to December 31, 2002.
(6) From inception September 4, 2002 to December 31, 2002.
(7) From inception November 11, 2002 to December 31, 2002.
(8) From inception November 19, 2002 to December 31, 2002.

                       See Notes to Financial Statements
                                     SA-17

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2001
                                                                                               PHOENIX-
                                                       PHOENIX-                                 ALLIANCE/
                                                       ABERDEEN            PHOENIX-         BERNSTEIN GROWTH         PHOENIX-
                                                     INTERNATIONAL       ABERDEEN NEW          + VALUE            DEUTSCHE DOW 30
                                                      SUBACCOUNT        ASIA SUBACCOUNT       SUBACCOUNT(2)           SUBACCOUNT
                                                    ----------------    ---------------    ------------------    ---------------
FROM OPERATIONS
     Net investment income (loss)                          $ (10,722)       $       456           $        12          $      90
     Net realized gain (loss)                                 13,558               (363)                    -              2,067
     Net unrealized appreciation (depreciation)             (205,432)                80                   876            (11,599)
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) resulting
       from operations                                      (202,596)               173                   888             (9,442)
                                                    ----------------    ---------------    ------------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                    865,841                348                     -             24,419
     Participant transfers                                   131,463             25,696               113,066             73,555
     Participant withdrawals                                 (19,053)               155                   (10)                 -
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) in net
       assets resulting from participant
       transactions                                          978,251             26,199               113,056             97,974
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) in net assets                   775,655             26,372               113,944             88,532
NET ASSETS
     Beginning of period                                     198,674             14,122                     -            160,273
                                                    ----------------    ---------------    ------------------    ---------------
     End of period                                         $ 974,329        $    40,494           $   113,944          $ 248,805
                                                    ================    ===============    ==================    ===============
                                                     PHOENIX-
                                                      DEUTSCHE
                                                     NASDAQ-100
                                                      INDEX(R)
                                                     SUBACCOUNT
                                                  --------------
FROM OPERATIONS
     Net investment income (loss)                      $    (837)
     Net realized gain (loss)                            (47,517)
     Net unrealized appreciation (depreciation)            9,951
                                                  --------------
     Net increase (decrease) resulting
       from operations                                   (38,403)
                                                  --------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                  2,604
     Participant transfers                               115,980
     Participant withdrawals                                   -
                                                  --------------
     Net increase (decrease) in net
       assets resulting from participant
       transactions                                      118,584
                                                  --------------
     Net increase (decrease) in net assets                80,181
NET ASSETS
     Beginning of period                                  29,708
                                                  --------------
     End of period                                     $ 109,889
                                                  ==============
                                                                                                                   PHOENIX-
                                                     PHOENIX-DUFF &          PHOENIX-                            ENGEMANN SMALL
                                                       PHELPS REAL           ENGEMANN             PHOENIX-         & MID-CAP
                                                    ESTATE SECURITIES     CAPITAL GROWTH       ENGEMANN NIFTY       GROWTH
                                                       SUBACCOUNT           SUBACCOUNT       FIFTY SUBACCOUNT      SUBACCOUNT
                                                    ----------------     ---------------    ------------------   ---------------
FROM OPERATIONS
     Net investment income (loss)                          $   6,846         $   (13,515)          $    (5,792)         $  (6,824)
     Net realized gain (loss)                                    832             (40,049)              (40,951)           (13,212)
     Net unrealized appreciation (depreciation)                3,486            (455,253)             (171,604)           (76,859)
                                                    ----------------     ---------------    ------------------    ---------------
     Net increase (decrease) resulting
       from operations                                        11,164            (508,817)             (218,347)           (96,895)
                                                    ----------------     ---------------    ------------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                     12,972             116,760                38,708            823,532
     Participant transfers                                   (20,497)            (42,520)              (21,569)           (21,561)
     Participant withdrawals                                  (3,511)            (25,089)               (2,842)            (8,781)
                                                    ----------------     ---------------    ------------------    ---------------
     Net increase (decrease) in net assets
       resulting from participant transactions               (11,036)             49,151                14,297            793,190
                                                    ----------------     ---------------    ------------------    ---------------
     Net increase (decrease) in net assets                       128            (459,666)             (204,050)           696,295
NET ASSETS
     Beginning of period                                     297,350           1,386,972               610,309             14,401
                                                    ----------------     ---------------    ------------------    ---------------
     End of period                                         $ 297,478         $   927,306           $   406,259          $ 710,696
                                                    ================     ===============    ==================    ===============
                                                     PHOENIX-
                                                  FEDERATED U.S.
                                                    GOVERNMENT
                                                       BOND
                                                    SUBACCOUNT
                                                  --------------
FROM OPERATIONS
     Net investment income (loss)                      $   1,281
     Net realized gain (loss)                                680
     Net unrealized appreciation (depreciation)             (600)
                                                  --------------
     Net increase (decrease) resulting
       from operations                                     1,361
                                                  --------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                    616
     Participant transfers                                43,556
     Participant withdrawals                                (503)
                                                  --------------
     Net increase (decrease) in net assets
       resulting from participant transactions            43,669
                                                  --------------
     Net increase (decrease) in net assets                45,030
NET ASSETS
     Beginning of period                                  13,101
                                                  --------------
     End of period                                     $  58,131
                                                  ==============
                                                                            PHOENIX-
                                                        PHOENIX-         GOODWIN MULTI-         PHOENIX-          PHOENIX-J.P.
                                                      GOODWIN MONEY        SECTOR FIXED        HOLLISTER        MORGAN RESEARCH
                                                         MARKET             INCOME            VALUE EQUITY       ENHANCED INDEX
                                                       SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                    ----------------    ---------------    ------------------    ---------------
FROM OPERATIONS
     Net investment income (loss)                        $    37,212        $    31,824           $    (3,693)         $  (2,263)
     Net realized gain (loss)                                      -             (3,260)                8,392              2,280
     Net unrealized appreciation (depreciation)                    -            (16,541)             (197,778)           (50,764)
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) resulting from
       operations                                             37,212             12,023              (193,079)           (50,747)
                                                    ----------------    ---------------    ------------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                  1,902,879             79,194             1,160,352             30,266
     Participant transfers                                  (968,963)           351,767               459,819             37,815
     Participant withdrawals                                 (52,560)           (10,954)              (31,702)            (4,299)
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) in net assets
       resulting from participant transactions               881,356            420,007             1,588,469             63,782
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) in net assets                   918,568            432,030             1,395,390             13,035
NET ASSETS
     Beginning of period                                   1,050,150            137,693               248,858            364,553
                                                    ----------------    ---------------    ------------------    ---------------
     End of period                                       $ 1,968,718        $   569,723           $ 1,644,248          $ 377,588
                                                    ================    ===============    ==================    ===============


                                                  PHOENIX-JANUS
                                                    CORE EQUITY
                                                    SUBACCOUNT
                                                  --------------
FROM OPERATIONS
     Net investment income (loss)                      $  (1,811)
     Net realized gain (loss)                              4,405
     Net unrealized appreciation (depreciation)          (34,940)
                                                  --------------
     Net increase (decrease) resulting from
       operations                                        (32,346)
                                                  --------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                124,371
     Participant transfers                                49,118
     Participant withdrawals                              (6,052)
                                                  --------------
     Net increase (decrease) in net assets
       resulting from participant transactions           167,437
                                                  --------------
     Net increase (decrease) in net assets               135,091
NET ASSETS
     Beginning of period                                 260,000
                                                  --------------
     End of period                                     $ 395,091
                                                  ==============
                                                                                                                 PHOENIX-MORGAN
                                                     PHOENIX-JANUS       PHOENIX-JANUS         PHOENIX-MFS        STANLEY FOCUS
                                                    FLEXIBLE INCOME         GROWTH                VALUE              EQUITY
                                                       SUBACCOUNT         SUBACCOUNT          SUBACCOUNT(4)        SUBACCOUNT
                                                    ----------------    ---------------    ------------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                        $    32,719        $   (18,501)          $       104          $  (5,072)
     Net realized gain (loss)                                  7,912             (2,011)                    -             (1,199)
     Net unrealized appreciation (depreciation)                5,668           (334,831)                  751          $ (37,438)
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) resulting
       from operations                                        46,299           (355,343)                  855            (43,709)
                                                    ----------------    ---------------    ------------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                    314,776          1,322,790                     -            368,628
     Participant transfers                                   262,592            149,899                75,641             20,584
     Participant withdrawals                                 (30,935)           (34,375)                    -             (1,275)
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) in net assets
       resulting from participant transactions               546,433          1,438,314                75,641            387,937
                                                    ----------------    ---------------    ------------------    ---------------
     Net increase (decrease) in net assets                   592,732          1,082,971                76,496            344,228
NET ASSETS
     Beginning of period                                     490,314            675,886                     -            118,268
                                                    ----------------    ---------------    ------------------    ---------------
     End of period                                       $ 1,083,046        $ 1,758,857           $    76,496          $ 462,496
                                                    ================    ===============    ==================    ===============
                                                     PHOENIX-
                                                     OAKHURST
                                                     BALANCED
                                                    SUBACCOUNT
                                                  --------------
FROM OPERATIONS
     Net investment income (loss)                      $  10,449
     Net realized gain (loss)                             15,533
     Net unrealized appreciation (depreciation)          (16,315)
                                                  --------------
     Net increase (decrease) resulting
       from operations                                     9,667
                                                  --------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                114,319
     Participant transfers                               128,353
     Participant withdrawals                             (50,958)
                                                  --------------
     Net increase (decrease) in net assets
       resulting from participant transactions           191,714
                                                  --------------
     Net increase (decrease) in net assets               201,381
NET ASSETS
     Beginning of period                                 638,361
                                                  --------------
     End of period                                     $ 839,742
                                                  ==============

                       See Notes to Financial Statements
                                     SA-18

                                                                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                    FOR THE PERIOD ENDED DECEMBER 31, 2001
                                                                                  (CONTINUED)
                                         PHOENIX-               PHOENIX-         PHOENIX-SANFORD      PHOENIX-SANFORD
                                         OAKHURST               OAKHURST            BERNSTEIN            BERNSTEIN
                                          GROWTH                STRATEGIC             GLOBAL              MID-CAP
                                        AND INCOME             ALLOCATION             VALUE                VALUE
                                        SUBACCOUNT             SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                      ---------------   ----------------------   ----------------   -------------------
FROM OPERATIONS
     Net investment income (loss)         $   (12,815)             $     3,583          $    (286)          $     3,208
     Net realized gain (loss)                 (39,023)                   1,266             (3,880)               10,959
     Net unrealized appreciation
       (depreciation)                        (120,950)                  (1,254)            (3,159)              230,776
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       resulting from operations             (172,788)                   3,595             (7,325)              244,943
                                      ---------------   ----------------------   ----------------   -------------------
FROM ACCUMULATION UNIT
  TRANSACTIONS
     Participant deposits                     111,068                    1,020             51,232                75,827
     Participant transfers                    355,645                  259,197             (7,649)            1,296,356
     Participant withdrawals                  (32,585)                 (25,277)                 -               (20,575)
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease) in
       net assets resulting from
       participant transactions               434,128                  234,940             43,583             1,351,608
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease) in
       net assets                             261,340                  238,535             36,258             1,596,551
NET ASSETS
     Beginning of period                    1,243,220                  160,496             39,877               254,594
                                      ---------------   ----------------------   ----------------   -------------------
     End of period                        $ 1,504,560              $   399,031          $  76,135           $ 1,851,145
                                      ===============   ======================   ================   ===================
                                     PHOENIX-SANFORD
                                       BERNSTEIN
                                       SMALL-CAP
                                         VALUE
                                       SUBACCOUNT
                                    ----------------
FROM OPERATIONS
     Net investment income (loss)        $    (3,574)
     Net realized gain (loss)                 13,583
     Net unrealized appreciation
       (depreciation)                         72,144
                                    ----------------
     Net increase (decrease)
       resulting from operations              82,153
                                    ----------------
FROM ACCUMULATION UNIT
  TRANSACTIONS
     Participant deposits                        296
     Participant transfers                   932,470
     Participant withdrawals                       -
                                    ----------------
     Net increase (decrease) in
       net assets resulting from
       participant transactions              932,766
                                    ----------------
     Net increase (decrease) in
       net assets                          1,014,919
NET ASSETS
     Beginning of period                      41,615
                                    ----------------
     End of period                       $ 1,056,534
                                    ================

                                      PHOENIX-SENECA        PHOENIX-SENECA       AIM V.I. CAPITAL
                                       MID-CAP GROWTH       STRATEGIC THEME        APPRECIATION        AIM V.I. VALUE
                                       SUBACCOUNT             SUBACCOUNT          SUBACCOUNT (5)       SUBACCOUNT (1)
                                      ---------------   ----------------------   ----------------   -------------------
FROM OPERATIONS
     Net investment income (loss)         $    (9,419)             $   (13,243)         $      (2)          $       (50)
     Net realized gain (loss)                 (30,038)                (159,079)                 -                   538
     Net unrealized appreciation
       (depreciation)                        (191,653)                (219,946)                43                 1,357
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       resulting from operations             (231,110)                (392,268)                41                 1,845
                                      ---------------   ----------------------   ----------------   -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                     116,743                   70,812              9,283                20,823
     Participant transfers                    141,212                 (381,916)                 -                22,633
     Participant withdrawals                  (25,280)                 (19,400)                 -                     -
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       in net assets resulting from
       participant transactions               232,675                 (330,504)             9,283                43,456
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       in net assets                            1,565                 (722,772)             9,324                45,301
NET ASSETS
     Beginning of period                      740,770              $ 1,516,296                  -                     -
                                      ---------------   ----------------------   ----------------   -------------------
     End of period                        $   742,335              $   793,524          $   9,324           $    45,301
                                      ===============   ======================   ================   ===================
                                       ALGER AMERICAN
                                      LEVERAGED ALLCAP
                                          PORTFOLIO
                                          SUBACCOUNT
                                      ----------------
FROM OPERATIONS
     Net investment income (loss)          $    (1,675)
     Net realized gain (loss)                  (11,165)
     Net unrealized appreciation
       (depreciation)                            3,958
                                      ----------------
     Net increase (decrease)
       resulting from operations                (8,882)
                                      ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                        2,259
     Participant transfers                     180,377
     Participant withdrawals                         -
                                      ----------------
     Net increase (decrease)
       in net assets resulting from
       participant transactions                182,636
                                      ----------------
     Net increase (decrease)
       in net assets                           173,754
NET ASSETS
     Beginning of period                        54,951
                                      ----------------
     End of period                         $   228,705
                                      ================
                                                                                  FEDERATED FUND
                                       DEUTSCHE VIT                                  FOR U.S.          FEDERATED HIGH
                                      EAFE(R) EQUITY        DEUTSCHE VIT            GOVERNMENT          INCOME BOND
                                          INDEX           EQUITY 500 INDEX         SECURITIES II          FUND II
                                        SUBACCOUNT          SUBACCOUNT(3)           SUBACCOUNT           SUBACCOUNT
                                      ---------------   ----------------------   ----------------   -------------------
FROM OPERATIONS
     Net investment income (loss)         $      (176)             $        (1)         $   1,951           $    11,670
     Net realized gain (loss)                    (318)                       -               (544)               (1,152)
     Net unrealized
       appreciation (depreciation)             (3,385)                       4             18,552               (13,876)
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       resulting from operations               (3,879)                       3             19,959                (3,358)
                                      ---------------   ----------------------   ----------------   -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                       5,589                    1,344            427,280                14,739
     Participant transfers                      3,211                        -            324,734                62,925
     Participant withdrawals                      (20)                       -            (29,504)               (1,027)
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       in net assets resulting
       from participant transactions            8,780                    1,344            722,510                76,637
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       in net assets                            4,901                    1,347            742,469                73,279
NET ASSETS
     Beginning of period                        8,603                        -             65,789                84,562
                                      ---------------   ----------------------   ----------------   -------------------
     End of period                        $    13,504              $     1,347          $ 808,258           $   157,841
                                      ===============   ======================   ================   ===================

                                             VIP
                                        CONTRAFUND(R)
                                          PORTFOLIO
                                          SUBACCOUNT
                                      ----------------
FROM OPERATIONS
     Net investment income (loss)          $    (1,469)
     Net realized gain (loss)                   (4,247)
     Net unrealized
       appreciation (depreciation)              (9,649)
                                      ----------------
     Net increase (decrease)
       resulting from operations               (15,365)
                                      ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                        1,441
     Participant transfers                     147,595
     Participant withdrawals                         -
                                      ----------------
     Net increase (decrease)
       in net assets resulting
       from participant transactions           149,036
                                      ----------------
     Net increase (decrease)
       in net assets                           133,671
NET ASSETS
     Beginning of period                        68,157
                                      ----------------
     End of period                         $   201,828
                                      ================

                                         VIP GROWTH
                                       OPPORTUNITIES           VIP GROWTH         MUTUAL SHARES       TEMPLETON ASSET
                                          PORTFOLIO             PORTFOLIO           SECURITIES           STRATEGY
                                         SUBACCOUNT            SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                      ---------------   ----------------------   ----------------   -------------------
FROM OPERATIONS
     Net investment income (loss)         $      (983)             $    (1,669)         $     602           $        26
     Net realized gain (loss)                  (3,561)                 (32,445)             7,403                  (430)
     Net unrealized
       appreciation (depreciation)             (6,920)                     834             (4,455)               (5,882)
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       resulting from operations              (11,464)                 (33,280)             3,550                (6,286)
                                      ---------------   ----------------------   ----------------   -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                       8,917                   27,806             78,148                   221
     Participant transfers                     71,042                   32,057             26,417                13,137
     Participant withdrawals                      (76)                       -             (2,580)                 (477)
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease) in
       net assets resulting from
       participant transactions                79,883                   59,863            101,985                12,881
                                      ---------------   ----------------------   ----------------   -------------------
     Net increase (decrease)
       in net assets                           68,419                   26,583            105,535                 6,595
NET ASSETS
     Beginning of period                       47,564                  110,073             73,621                38,137
                                      ---------------   ----------------------   ----------------   -------------------
     End of period                        $   115,983              $   136,656          $ 179,156           $    44,732
                                      ===============   ======================   ================   ===================
                                         TEMPLETON
                                         DEVELOPING
                                           MARKETS
                                         SECURITIES
                                         SUBACCOUNT
                                      ----------------
FROM OPERATIONS
     Net investment income (loss)          $      (196)
     Net realized gain (loss)                     (829)
     Net unrealized
       appreciation (depreciation)              (4,016)
                                      ----------------
     Net increase (decrease)
       resulting from operations                (5,041)
                                      ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                        1,513
     Participant transfers                      13,473
     Participant withdrawals                       (35)
                                      ----------------
     Net increase (decrease) in
       net assets resulting from
       participant transactions                 14,951
                                      ----------------
     Net increase (decrease)
       in net assets                             9,910
NET ASSETS
     Beginning of period                        33,316
                                      ----------------
     End of period                         $    43,226
                                      ================

                       See Notes to Financial Statements
                                     SA-19

                                              STATEMENTS OF CHANGES IN NET ASSETS
                                            FOR THE PERIOD ENDED DECEMBER 31, 2001
                                                          (CONTINUED)
                                                    TEMPLETON         TEMPLETON                          WANGER           WANGER
                                                      GROWTH        INTERNATIONAL     TECHNOLOGY        FOREIGN       INTERNATIONAL
                                                    SECURITIES       SECURITIES        PORTFOLIO         FORTY          SMALL CAP
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                   -------------    -------------    -------------    ------------    -------------
FROM OPERATIONS
     Net investment income (loss)                     $   76,093      $     3,208       $   (6,204)      $  (2,727)      $   (6,076)
     Net realized gain (loss)                              7,481           62,459         (147,740)          3,622          136,728
     Net unrealized appreciation (depreciation)         (104,787)        (116,222)        (228,222)        (80,964)        (245,513)
                                                   -------------    -------------    -------------    ------------    -------------
     Net increase (decrease) resulting from
       operations                                        (21,213)         (50,555)        (382,166)        (80,069)        (114,861)
                                                   -------------    -------------    -------------    ------------    -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                447,971          586,305           51,399          12,631          321,113
     Participant transfers                                     -          223,379          239,324          74,289           79,202
     Participant withdrawals                              (8,508)          (7,412)         (13,498)        (13,077)         (17,473)
                                                   -------------    -------------    -------------    ------------    -------------
     Net increase (decrease) in net assets
       resulting from participant transactions           439,463          802,272          277,225          73,843          382,842
                                                   -------------    -------------    -------------    ------------    -------------
     Net increase (decrease) in net assets               418,250          751,717         (104,941)         (6,226)         267,981
NET ASSETS
     Beginning of period                                  45,974           60,163          585,323         220,175          308,035
                                                   -------------    -------------    -------------    ------------    -------------
     End of period                                    $  464,224      $   811,880       $  480,382       $ 213,949       $  576,016
                                                   =============    =============    =============    ============    =============
                                                                     WANGER U.S.
                                                   WANGER TWENTY     SMALL CAP
                                                     SUBACCOUNT      SUBACCOUNT
                                                   -------------    -------------
FROM OPERATIONS
     Net investment income (loss)                     $   (2,197)     $   (11,697)
     Net realized gain (loss)                                 30            6,479
     Net unrealized appreciation (depreciation)           15,609           92,394
                                                   -------------    -------------
     Net increase (decrease) resulting from
     operations                                           13,442           87,176
                                                   -------------    -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                    635          348,201
     Participant transfers                                34,652          460,835
     Participant withdrawals                              (1,140)         (29,303)
                                                   -------------    -------------
     Net increase (decrease) in net assets
       resulting from participant transactions            34,147          779,733
                                                   -------------    -------------
     Net increase (decrease) in net assets                47,589          866,909
NET ASSETS
     Beginning of period                                 133,846          444,147
                                                   -------------    -------------
     End of period                                    $  181,435      $ 1,311,056
                                                   =============    =============










Footnotes for Statements of Changes of Net Assets
For the period ended December 31, 2001

(1) From inception September 5, 2001 to December 31, 2001
(2) From inception November 7, 2001 to December 31, 2001
(3) From inception December 18, 2001 to December 31, 2001
(4) From inception December 20, 2001 to December 31, 2001
(5) From inception December 24, 2001 to December 31, 2001


                       See Notes of Financial Statements
                                     SA-20

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
NOTE 1--ORGANIZATION

     The PHL Variable Accumulation Account (the "Account"), is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994. The Account currently consists of 55 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Scudder VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2002, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account, the Guaranteed Interest Account ("GIA") or the Market Value Adjusted Guaranteed Interest Account ("MVA").

     The investment objectives as listed below in no way conflict with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------------------------------------------------------------------------
                        SERIES NAME                                                 INVESTMENT OBJECTIVE
                        -----------                                                 --------------------
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                       High total return consistent with reasonable risk
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                            Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                           Long-term growth of capital
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series            Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                              Track the total return of the Dow Jones Industrial Average(SM)
                                                            before fund expenses.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series                 Track the total return of the Nasdaq-100 Index(R) before fund expenses
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series         Capital appreciation and income with approximately equal emphasis
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                      Intermediate and long-term growth of capital appreciation, with income as a secondary consideration
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series              Long-term growth of capital
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                         As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series            Long-term total return
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                       Long-term capital appreciation. The series has a secondary investment objective to seek current income.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series          High total return by investing in a broadly diversified
                                                            portfolio of equity securities of large and medium
                                                            capitalization companies within the market sectors
                                                            found in the S&P 500
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                        Maximum total return consistent with the preservation of capital
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                 Long-term growth of capital in a manner consistent with the preservation of capital
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                         Long-term capital appreciation with dividend income as a
                                                            secondary consideration.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                Long-term capital appreciation with dividend income as a
                                                            secondary consideration
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series           Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                       Long-term capital appreciation
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                        Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                   High current income and long-term capital appreciation to
                                                            produce a high total return
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                  Capital appreciation with income as a secondary consideration
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                    Capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                   Long-term growth of capital and future income rather than
                                                            current income
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                          Long-term growth of capital and secondarily to provide reasonable current income
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                    Capital appreciation and reasonable income
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                   Dividend growth, current income and capital appreciation
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                High total return over an extended period of time consistent with prudent investment risk
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series               Long-term capital growth through investment in equity
                                                            securities of foreign and U.S. companies
------------------------------------------------------------------------------------------------------------------------------


                                          THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                                 PHL VARIABLE ACCUMULATION ACCOUNT
                                                   NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------
                    SERIES NAME                                                  INVESTMENT OBJECTIVE
                    -----------                                                  --------------------
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series              Long-term capital appreciation. Current income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series            Long-term capital appreciation by investing primarily in small capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                        Capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                       Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series       Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                      Capital appreciation by investing primarily in equity securities.
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                          Growth of capital.
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                Long-term growth of capital with income as a secondary
                                                            objective.
------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                   Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II            Current income.
------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                          High current income.
------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio                                  Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                          Capital growth.
------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                        Capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                               Capital appreciation with income as a secondary
                                                            objective.
------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                           Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                      High total return.
------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                            Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                       Replicate, as closely as possible, before expenses, the
                                                            performance of the EAFE(R) Index which measures international stock market performance.
------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                           Replicate, as closely as possible, before expenses, the
                                                            performance of the Standard & Poor's 500 Index which
                                                            emphasizes stocks of large U.S. companies.
------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                        Long-term capital appreciation by investing primarily in equity securities of companies that the Adviser expects will benefit from their involvement in technology-related industries.
------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                        Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                              Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                               Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                               Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the funds and are valued at the net asset values per share of the respective series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the funds as well as gains and losses on sales of shares in the funds determined on the LIFO (last in, first out) basis.

     C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles adopted or in effect in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2002, there were no contracts in the payout (annuitization) period.

                                          THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                                 PHL VARIABLE ACCUMULATION ACCOUNT
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2002 aggregated the following:
SUBACCOUNT                                                                  PURCHASES                     SALES
----------                                                                --------------              ------------
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series                                   $   262,594               $   305,548
     Phoenix-Aberdeen New Asia Series                                              3,925                       704
     Phoenix-AIM Mid-Cap Equity Series                                            46,165                    24,194
     Phoenix-Alliance/Bernstein Growth + Value Series                            149,018                    53,117
     Phoenix-Deutsche Dow 30 Series                                               59,506                    48,067
     Phoenix-Deutsche Nasdaq-100 Index(R) Series                                   1,387                    54,304
     Phoenix-Duff & Phelps Real Estate Securities Series                         528,583                   143,559
     Phoenix-Engemann Capital Growth Series                                      642,167                   320,633
     Phoenix-Engemann Small & Mid-Cap Growth Series                              119,860                   204,878
     Phoenix-Goodwin Money Market Series                                       1,037,927                 1,149,085
     Phoenix-Goodwin Multi-Sector Fixed Income Series                            556,280                   126,102
     Phoenix-Hollister Value Equity Series                                       367,815                   746,717
     Phoenix-J.P. Morgan Research Enhanced Index Series                           79,811                    28,607
     Phoenix-Janus Flexible Income Series                                        209,844                   194,721
     Phoenix-Janus Growth Series                                                 799,169                   807,858
     Phoenix-Kayne Large-Cap Core Series                                          17,569                       435
     Phoenix-Kayne Small-Cap Quality Value Series                                 16,681                        66
     Phoenix-Lazard Small-Cap Value Series                                        16,506                        64
     Phoenix-Lazard U.S. Multi-Cap Series                                         16,533                        66
     Phoenix-Lord Abbett Bond-Debenture Series                                     2,389                         2
     Phoenix-Lord Abbett Large-Cap Value Series                                    5,769                        25
     Phoenix-Lord Abbett Mid-Cap Value Series                                     20,180                        80
     Phoenix-MFS Investors Growth Stock Series                                    20,652                        89
     Phoenix-MFS Investors Trust Series                                           48,150                     1,614
     Phoenix-MFS Value Series                                                    723,315                    15,404
     Phoenix-Oakhurst Growth and Income Series                                   239,128                   432,303
     Phoenix-Oakhurst Strategic Allocation Series                              1,398,141                   165,947
     Phoenix-Sanford Bernstein Global Value Series                               189,798                     3,692
     Phoenix-Sanford Bernstein Mid-Cap Value Series                            1,362,466                   854,526
     Phoenix-Sanford Bernstein Small-Cap Value Series                          1,328,419                   699,210
     Phoenix-Seneca Mid-Cap Growth Series                                        172,710                   166,564
     Phoenix-Seneca Strategic Theme Series                                        69,983                   271,721
     Phoenix-State Street Research Small-Cap Growth Series                         3,692                         5
     Phoenix-Van Kampen Focus Equity Series                                      161,820                   155,949


                                THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                       PHL VARIABLE ACCUMULATION ACCOUNT
                                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)
SUBACCOUNT                                                        PURCHASES      SALES
----------                                                       -----------   ---------
AIM Variable Insurance Funds
     AIM V.I. Capital Appreciation Fund                          $    18,181   $     199
     AIM V.I. Premier Equity Fund                                     89,287       2,965

The Alger American Fund
     Alger American Leveraged AllCap Portfolio                        29,956      39,302

Federated Insurance Series
     Federated Fund for U.S. Government Securities II              1,679,045     456,464
     Federated High Income Bond Fund II                              279,933     169,713

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio                                     101,069      33,737
     VIP Growth Opportunities Portfolio                               60,135      37,542
     VIP Growth Portfolio                                            647,200      70,500

Franklin Templeton Variable Insurance Products Trust--Class 2
     Mutual Shares Securities Fund                                   102,987      48,114
     Templeton Developing Markets Securities Fund                      2,947      22,062
     Templeton Foreign Securities Fund                               307,974     118,149
     Templeton Global Asset Allocation Fund                            1,393      37,579
     Templeton Growth Securities Fund                                 56,305      23,033

Scudder VIT Funds
     Scudder VIT EAFE(R) Equity Index Fund                            11,113       6,315
     Scudder VIT Equity 500 Index Fund                                14,986       9,709

The Universal Institutional Funds, Inc.
     Technology Portfolio                                             58,480     163,327

Wanger Advisors Trust
     Wanger Foreign Forty                                              9,388      52,833
     Wanger International Small Cap                                   89,508     237,657
     Wanger Twenty                                                    21,229       9,674
     Wanger U.S. Smaller Companies                                   538,139     465,180

                                THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                       PHL VARIABLE ACCUMULATION ACCOUNT
                                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES
     A summary of Financial Highlights of the Account for the periods ended December 31, 2002 and 2001 follows:
                                                                                      PERIOD ENDED
                                                                                       DECEMBER 31,
                                                                         -------------------------------------
THE PHOENIX EDGE SERIES FUND                                                2002                       2001
                                                                         ----------                -----------
     PHOENIX-ABERDEEN INTERNATIONAL SERIES
     Units                                                                  676,607                  7,141,161
     Unit Value, end of period                                           $ 1.146598                $  1.364303
     Net assets, end of period (thousands)                               $      776                $       974
     Mortality and Expense fees as a % of average net assets                   1.35%                      1.35%
     Net investment income as a % of average net assets                       (0.26%)                    (1.35%)
     Total return                                                            (15.96%)                   (25.08)%

     PHOENIX-ABERDEEN NEW ASIA SERIES
     Units                                                                   26,257                     24,848
     Unit Value, end of period                                           $ 1.702294                $  1.629677
     Net assets, end of period (thousands)                               $       45                $        40
     Mortality and Expense fees as a % of average net assets                   1.35%                      1.35%
     Net investment income as a % of average net assets                        1.15%                      1.53%
     Total return                                                              4.46%                     (0.35%)

     PHOENIX-AIM MID-CAP EQUITY SERIES(6)
     Units                                                                   10,409                          -
     Unit Value, end of period                                           $ 1.868895                          -
     Net assets, end of period (thousands)                               $       19                          -
     Mortality and Expense fees as a % of average net assets                   1.35%  (14)                   -
     Net investment income as a % of average net assets                       (1.34%) (14)                   -
     Total return                                                            (10.39%)                        -

     PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES(2)
     Units                                                                  110,467                     53,354
     Unit Value, end of period                                           $ 1.578671                $  2.135610
     Net assets, end of period (thousands)                               $      174                $       114
     Mortality and Expense fees as a % of average net assets                   1.35%                      1.35% (14)
     Net investment income as a % of average net assets                       (0.71%)                     0.14% (14)
     Total return                                                            (26.08%)                     3.74%

     PHOENIX-DEUTSCHE DOW 30 SERIES
     Units                                                                  148,583                    140,751
     Unit Value, end of period                                           $ 1.473523                $  1.767693
     Net assets, end of period (thousands)                               $      219                $       249
     Mortality and Expense fees as a % of average net assets                   1.35%                      1.35%
     Net investment income as a % of average net assets                       (0.04%)                     0.05%
     Total return                                                            (16.64%)                    (7.26%)


                                THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                       PHL VARIABLE ACCUMULATION ACCOUNT
                                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                  PERIOD ENDED
                                                                  DECEMBER 31,
                                                          ---------------------------
                                                             2002             2001
                                                          ----------       ----------
PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                         58,357          122,324
Unit Value, end of period                                 $ 0.553187       $ 0.898343
Net assets, end of period (thousands)                     $       32       $      110
Mortality and Expense fees as a % of average net assets         1.35%            1.35%
Net investment income as a % of average net assets             (1.31%)          (1.35%)
Total return                                                  (38.42%)         (33.93%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                        227,757          108,003
Unit Value, end of period                                 $ 3.045451       $ 2.754338
Net assets, end of period (thousands)                     $      694       $      297
Mortality and Expense fees as a % of average net assets         1.35%            1.35%
Net investment income as a % of average net assets              2.56%            2.69%
Total return                                                   10.57%            5.18%

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                        997,202          735,256
Unit Value, end of period                                 $ 0.935469       $ 1.261191
Net assets, end of period (thousands)                     $      933       $      927
Mortality and Expense fees as a % of average net assets         1.35%            1.35%
Net investment income as a % of average net assets             (1.32%)          (1.29%)
Total return                                                  (25.83%)         (35.48%)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
Units                                                        525,421          627,746
Unit Value, end of period                                 $ 0.795129       $ 1.132139
Net assets, end of period (thousands)                     $      418       $      711
Mortality and Expense fees as a % of average net assets         1.35%            1.35%
Net investment income as a % of average net assets             (1.32%)          (1.30%)
Total return                                                  (29.77%)         (27.73%)

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                        855,674          907,365
Unit Value, end of period                                 $ 2.170821       $ 2.169708
Net assets, end of period (thousands)                     $    1,858       $    1,969
Mortality and Expense fees as a % of average net assets         1.35%            1.35%
Net investment income as a % of average net assets              0.05%            2.14%
Total return                                                    0.05%            2.41%


                                       THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                              PHL VARIABLE ACCUMULATION ACCOUNT
                                                NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                          ----------------------------
                                                             2002              2001
                                                          ----------        ----------
PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                        439,306           265,318
Unit Value, end of period                                 $ 2.330148        $ 2.147323
Net assets, end of period (thousands)                     $    1,024        $      570
Mortality and Expense fees as a % of average net assets         1.35%             1.35%
Net investment income as a % of average net assets              5.84%             7.96%
Total return                                                    8.51%             4.65%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                        547,875           724,073
Unit Value, end of period                                 $ 1.748810        $ 2.270833
Net assets, end of period (thousands)                     $      958        $    1,644
Mortality and Expense fees as a % of average net assets         1.35%             1.35%
Net investment income as a % of average net assets             (0.53%)           (0.33%)
Total return                                                  (22.99%)          (19.07%)

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                        270,779           236,131
Unit Value, end of period                                 $ 1.203835        $ 1.599064
Net assets, end of period (thousands)                     $      326        $      378
Mortality and Expense fees as a % of average net assets         1.35%             1.35%
Net investment income as a % of average net assets             (0.40%)           (0.62%)
Total return                                                  (24.72%)          (13.10%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                        476,769           487,421
Unit Value, end of period                                 $ 2.424713        $ 2.221995
Net assets, end of period (thousands)                     $    1,156        $    1,083
Mortality and Expense fees as a % of average net assets         1.35%             1.35%
Net investment income as a % of average net assets              3.09%             3.75%
Total return                                                    9.12%             5.79%

PHOENIX-JANUS GROWTH SERIES
Units                                                      1,191,183         1,294,748
Unit Value, end of period                                 $ 0.953607        $ 1.358455
Net assets, end of period (thousands)                     $    1,136        $    1,759
Mortality and Expense fees as a % of average net assets         1.35%             1.35%
Net investment income as a % of average net assets             (1.32%)           (1.35%)
Total return                                                  (29.80%)          (24.88%)


                    THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                           PHL VARIABLE ACCUMULATION ACCOUNT
                             NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                               PERIOD ENDED
                                                                               DECEMBER 31,
                                                                   -----------------------------------
                                                                      2002                  2001
                                                                   ----------            -------------
     PHOENIX-KAYNE LARGE-CAP CORE SERIES(11)
     Units                                                              9,526                        -
     Unit Value, end of period                                     $ 1.920852                        -
     Net assets, end of period (thousands)                         $       18                        -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)                 -
     Net investment income as a % of average net assets                 (0.61%) (14)                 -
     Total return                                                       (2.01%)                      -

     PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES(10)
     Units                                                              8,451                        -
     Unit Value, end of period                                     $ 2.009529                        -
     Net assets, end of period (thousands)                         $       17                        -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)                 -
     Net investment income as a % of average net assets                  1.04%  (14)                 -
     Total return                                                        1.92%                       -

     PHOENIX-LAZARD SMALL-CAP VALUE SERIES(10)
     Units                                                              8,368                        -
     Unit Value, end of period                                     $ 1.947393                        -
     Net assets, end of period (thousands)                         $       16                        -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)                 -
     Net investment income as a % of average net assets                 (1.08%) (14)                 -
     Total return                                                       (1.86%)                      -

     PHOENIX-LAZARD U.S. MULTI-CAP SERIES(10)
     Units                                                              8,480                        -
     Unit Value, end of period                                     $ 1.999531                        -
     Net assets, end of period (thousands)                         $       17                        -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)                 -
     Net investment income as a % of average net assets                 (0.56%) (14)                 -
     Total return                                                        2.56%                       -

     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(13)
     Units                                                              1,126                        -
     Unit Value, end of period                                     $ 2.116151                        -
     Net assets, end of period (thousands)                         $        2                        -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)                 -
     Net investment income as a % of average net assets                 13.55%  (14)                 -
     Total return                                                        1.68%                       -

                                  THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                        PHL VARIABLE ACCUMULATION ACCOUNT
                                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                          PERIOD ENDED
                                                                          DECEMBER 31,
                                                                   ------------------------------
                                                                      2002               2001
                                                                   ----------         -----------
     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(9)
     Units                                                              2,862                   -
     Unit Value, end of period                                     $ 1.974426                   -
     Net assets, end of period (thousands)                         $        6                   -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)            -
     Net investment income as a % of average net assets                 (0.79%) (14)            -
     Total return                                                       (2.05%)                 -

     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(9)
     Units                                                             10,114                   -
     Unit Value, end of period                                     $ 1.990309                   -
     Net assets, end of period (thousands)                         $       20                   -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)            -
     Net investment income as a % of average net assets                 (0.43%) (14)            -
     Total return                                                       (2.24%)                 -

     PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(8)
     Units                                                             12,763                   -
     Unit Value, end of period                                     $ 1.521156                   -
     Net assets, end of period (thousands)                         $       19                   -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)            -
     Net investment income as a % of average net assets                 (1.33%) (14)            -
     Total return                                                      (22.34%)                 -

     PHOENIX-MFS INVESTORS TRUST SERIES(7)
     Units                                                             26,100                   -
     Unit Value, end of period                                     $ 1.625270                   -
     Net assets, end of period (thousands)                         $       42                   -
     Mortality and Expense fees as a % of average net assets             1.35%  (14)            -
     Net investment income as a % of average net assets                 (0.44%) (14)            -
     Total return                                                      (17.50%)                 -

     PHOENIX-MFS VALUE SERIES(4)
     Units                                                            388,675              36,261
     Unit Value, end of period                                     $ 1.793015          $ 2.109610
     Net assets, end of period (thousands)                         $      697          $       76
     Mortality and Expense fees as a % of average net assets             1.35%               1.35% (14)
     Net investment income as a % of average net assets                  0.09%               4.54% (14)
     Total return                                                      (15.01%)              1.13%


                             THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                   PHL VARIABLE ACCUMULATION ACCOUNT
                                     NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                           PERIOD ENDED
                                                                           DECEMBER 31,
                                                                   --------------------------
                                                                       2002            2001
                                                                   ----------      ----------
     PHOENIX-OAKHURST GROWTH AND INCOME SERIES
     Units                                                            694,049         809,194
     Unit Value, end of period                                     $ 1.421252      $ 1.859331
     Net assets, end of period (thousands)                         $      986      $    1,505
     Mortality and Expense fees as a % of average net assets             1.35%           1.35%
     Net investment income as a % of average net assets                 (0.57%)         (0.86%)
     Total return                                                      (23.56%)         (9.41%)

     PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
     Units                                                            773,459         187,786
     Unit Value, end of period                                     $ 1.853537      $ 2.124930
     Net assets, end of period (thousands)                         $    1,434      $      399
     Mortality and Expense fees as a % of average net assets             1.35%           1.35%
     Net investment income as a % of average net assets                  1.59%           1.33%
     Total return                                                      (12.77%)          0.49%

     PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
     Units                                                            141,322          40,580
     Unit Value, end of period                                     $ 1.583004      $ 1.876147
     Net assets, end of period (thousands)                         $      224      $       76
     Mortality and Expense fees as a % of average net assets             1.35%           1.35%
     Net investment income as a % of average net assets                 (0.08%)         (0.38%)
     Total return                                                      (15.62%)         (8.09%)

     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
     Units                                                            784,729         693,370
     Unit Value, end of period                                     $ 2.408546      $ 2.669779
     Net assets, end of period (thousands)                         $    1,890      $    1,851
     Mortality and Expense fees as a % of average net assets             1.35%           1.35%
     Net investment income as a % of average net assets                 (0.48%)          0.29%
     Total return                                                       (9.78%)         21.32%

     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
     Units                                                            629,820         434,300
     Unit Value, end of period                                     $ 2.195009      $ 2.432729
     Net assets, end of period (thousands)                         $    1,382      $    1,057
     Mortality and Expense fees as a % of average net assets             1.35%           1.35%
     Net investment income as a % of average net assets                 (0.86%)         (0.50%)
     Total return                                                       (9.77%)         14.20%


                                  THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                          PHL VARIABLE ACCUMULATION ACCOUNT
                                           NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                               PERIOD ENDED
                                                                               DECEMBER 31,
                                                                      -------------------------------
                                                                         2002                  2001
                                                                      ----------           ----------
     PHOENIX-SENECA MID-CAP GROWTH SERIES
     Units                                                               412,061              401,167
     Unit Value, end of period                                        $ 1.232162           $ 1.850439
     Net assets, end of period (thousands)                            $      508           $      742
     Mortality and Expense fees as a % of average net assets                1.35%                1.35%
     Net investment income as a % of average net assets                    (1.32%)              (1.35%)
     Total return                                                         (33.41%)             (26.30%)

     PHOENIX-SENECA STRATEGIC THEME SERIES
     Units                                                               330,218              488,297
     Unit Value, end of period                                        $ 1.042340           $ 1.625085
     Net assets, end of period (thousands)                            $      344           $      794
     Mortality and Expense fees as a % of average net assets                1.35%                1.35%
     Net investment income as a % of average net assets                    (1.32%)              (1.34%)
     Total return                                                         (35.86%)             (28.35%)

     PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES(12)
     Units                                                                 1,832                    -
     Unit Value, end of period                                        $ 2.006382                    -
     Net assets, end of period (thousands)                            $        4                    -
     Mortality and Expense fees as a % of average net assets                1.35%  (14)             -
     Net investment income as a % of average net assets                    (1.33%) (14)             -
     Total return                                                          (0.36%)                  -

     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES
     Units                                                               306,492              310,861
     Unit Value, end of period                                        $ 1.035823           $ 1.487792
     Net assets, end of period (thousands)                            $      317           $      462
     Mortality and Expense fees as a % of average net assets                1.35%                1.35%
     Net investment income as a % of average net assets                    (1.32%)              (1.36%)
     Total return                                                         (30.38%)             (16.24%)

AIM VARIABLE INSURANCE FUNDS
     AIM V.I. Capital Appreciation Fund(5)
     Units                                                                17,455                5,042
     Unit Value, end of period                                        $ 1.380106           $ 1.849477
     Net assets, end of period (thousands)                            $       24           $        9
     Mortality and Expense fees as a % of average net assets                1.35%                1.35%  (14)
     Net investment income as a % of average net assets                    (1.33%)              (1.32%) (14)
     Total return                                                         (25.38%)               0.75%

                       See Notes to Financial Statements
                                     SA-31

                       THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                               PHL VARIABLE ACCUMULATION ACCOUNT
                                 NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                          PERIOD ENDED
                                                                          DECEMBER 31,
                                                                  ---------------------------
                                                                     2002              2001
                                                                  ----------       ----------
     AIM V.I. PREMIER EQUITY FUND(1)
     Units                                                            79,525           24,147
     Unit Value, end of period                                    $ 1.290772       $ 1.878617
     Net assets, end of period (thousands)                        $      103       $       45
     Mortality and Expense fees as a % of average net assets            1.35%            1.35%  (14)
     Net investment income as a % of average net assets                (0.83%)          (0.84%) (14)
     Total return                                                     (31.20%)           1.73%

THE ALGER AMERICAN FUND
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
     Units                                                           172,612          180,857
     Unit Value, end of period                                    $ 0.824440       $ 1.264565
     Net assets, end of period (thousands)                        $      142       $      229
     Mortality and Expense fees as a % of average net assets            1.35%            1.35%
     Net investment income as a % of average net assets                (1.31%)          (1.37%)
     Total return                                                     (34.80%)         (17.07%)

FEDERATED INSURANCE SERIES
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
     Units                                                           841,811          347,780
     Unit Value, end of period                                    $ 2.500114       $ 2.324049
     Net assets, end of period (thousands)                        $    2,105       $      808
     Mortality and Expense fees as a % of average net assets            1.35%            1.35%
     Net investment income as a % of average net assets                 1.33%            0.43%
     Total return                                                       7.58%            5.58%

     FEDERATED HIGH INCOME BOND FUND II
     Units                                                           132,173           85,002
     Unit Value, end of period                                    $ 1.857278       $ 1.856911
     Net assets, end of period (thousands)                        $      245       $      158
     Mortality and Expense fees as a % of average net assets            1.35%            1.35%
     Net investment income as a % of average net assets                10.93%            8.89%
     Total return                                                       0.02%            1.00%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
     VIP CONTRAFUND(R) PORTFOLIO
     Units                                                           172,724          125,185
     Unit Value, end of period                                    $ 1.440562       $ 1.612237
     Net assets, end of period (thousands)                        $      249       $      202
     Mortality and Expense fees as a % of average net assets            1.35%            1.35%
     Net investment income as a % of average net assets                (0.64%)          (0.98%)
     Total return                                                     (10.65%)         (13.55%)


                       See Notes to Financial Statements
                                     SA-32

                               THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                      PHL VARIABLE ACCUMULATION ACCOUNT
                                        NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                              PERIOD ENDED
                                                                              DECEMBER 31,
                                                                      ----------------------------
                                                                         2002              2001
                                                                      ----------        ----------
     VIP GROWTH OPPORTUNITIES PORTFOLIO
     Units                                                                99,652            81,096
     Unit Value, end of period                                        $ 1.101647        $ 1.430192
     Net assets, end of period (thousands)                            $      110        $      116
     Mortality and Expense fees as a % of average net assets                1.35%             1.35%
     Net investment income as a % of average net assets                    (0.45%)           (1.19%)
     Total return                                                         (22.97%)          (15.60%)

     VIP GROWTH PORTFOLIO
     Units                                                               627,182           100,909
     Unit Value, end of period                                        $ 0.932496        $ 1.354257
     Net assets, end of period (thousands)                            $      585        $      137
     Mortality and Expense fees as a % of average net assets                1.35%             1.35%
     Net investment income as a % of average net assets                    (1.28%)           (1.36%)
     Total return                                                         (31.14%)          (18.84%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
     MUTUAL SHARES SECURITIES FUND
     Units                                                                93,152            74,592
     Unit Value, end of period                                        $ 2.089514        $ 2.401822
     Net assets, end of period (thousands)                            $      195        $      179
     Mortality and Expense fees as a % of average net assets                1.35%             1.35%
     Net investment income as a % of average net assets                    (0.35%)            0.54%
     Total return                                                         (13.00%)            5.60%

     TEMPLETON DEVELOPING MARKETS SECURITIES FUND
     Units                                                                20,168            33,803
     Unit Value, end of period                                        $ 1.259644        $ 1.278786
     Net assets, end of period (thousands)                            $       25        $       43
     Mortality and Expense fees as a % of average net assets                1.35%             1.35%
     Net investment income as a % of average net assets                    (0.16%)           (0.43%)
     Total return                                                          (1.49%)           (9.33%)

     TEMPLETON FOREIGN SECURITIES FUND
     Units                                                               610,825           483,674
     Unit Value, end of period                                        $ 1.348523        $ 1.678570
     Net assets, end of period (thousands)                            $      824        $      812
     Mortality and Expense fees as a % of average net assets                1.35%             1.35%
     Net investment income as a % of average net assets                     0.13%             0.84%
     Total return                                                         (19.66%)          (17.14%)


                       See Notes to Financial Statements
                                     SA-33

                           THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                    PHL VARIABLE ACCUMULATION ACCOUNT
                                      NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                          PERIOD ENDED
                                                                          DECEMBER 31,
                                                                  -----------------------------
                                                                     2002               2001
                                                                  -----------        ----------
     TEMPLETON GLOBAL ASSET ALLOCATION FUND
     Units                                                              4,930            25,920
     Unit Value, end of period                                    $  1.627734        $ 1.725744
     Net assets, end of period (thousands)                        $         8        $       45
     Mortality and Expense fees as a % of average net assets             1.35%             1.35%
     Net investment income as a % of average net assets                  1.49%             0.05%
     Total return                                                       (5.68%)          (11.17%)

     TEMPLETON GROWTH SECURITIES FUND
     Units                                                            228,194           218,211
     Unit Value, end of period                                    $  1.710630        $ 2.127403
     Net assets, end of period (thousands)                        $       390        $      464
     Mortality and Expense fees as a % of average net assets             1.35%             1.35%
     Net investment income as a % of average net assets                  0.89%            26.06%
     Total return                                                      (19.59%)           (2.65%)

SCUDDER VIT FUNDS
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND
     Units                                                             14,359            10,678
     Unit Value, end of period                                    $  0.978090        $ 1.264603
     Net assets, end of period (thousands)                        $        14        $       14
     Mortality and Expense fees as a % of average net assets             1.35%             1.35%
     Net investment income as a % of average net assets                 (0.13%)           (1.35%)
     Total return                                                      (22.66%)          (25.71%)

     SCUDDER VIT EQUITY 500 INDEX FUND(3)
     Units                                                              2,905               639
     Unit Value, end of period                                    $  1.630269        $ 2.107931
     Net assets, end of period (thousands)                        $         5        $        1
     Mortality and Expense fees as a % of average net assets             1.35%             1.35%  (14)
     Net investment income as a % of average net assets                  1.39%            (1.92%) (14)
     Total return                                                      (23.37%)             0.20%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     TECHNOLOGY PORTFOLIO
     Units                                                            439,687           615,542
     Unit Value, end of period                                    $  0.392876        $ 0.780422
     Net assets, end of period (thousands)                        $       173        $      480
     Mortality and Expense fees as a % of average net assets             1.35%             1.35%
     Net investment income as a % of average net assets                 (1.30%)           (1.34%)
     Total return                                                      (49.66%)          (49.56%)


                     THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                            PHL VARIABLE ACCUMULATION ACCOUNT
                              NOTES TO FINANCIAL STATEMENTS

NOTE 4--UNIT VALUES (CONTINUED)
                                                                             PERIOD ENDED
                                                                             DECEMBER 31,
                                                                     ---------------------------
                                                                       2002              2001
                                                                     ----------       ----------
WANGER ADVISORS TRUST
     WANGER FOREIGN FORTY
     Units                                                               80,769          101,579
     Unit Value, end of period                                       $ 1.760024       $ 2.106231
     Net assets, end of period (thousands)                           $      142       $      214
     Mortality and Expense fees as a % of average net assets               1.35%            1.35%
     Net investment income as a % of average net assets                   (1.35%)          (1.23%)
     Total return                                                        (16.44%)         (27.62%)

     WANGER INTERNATIONAL SMALL CAP
     Units                                                              253,204          337,313
     Unit Value, end of period                                       $ 1.451579       $ 1.707659
     Net assets, end of period (thousands)                           $      368       $      576
     Mortality and Expense fees as a % of average net assets               1.35%            1.35%
     Net investment income as a % of average net assets                   (1.35%)          (1.32%)
     Total return                                                        (15.00%)         (22.34%)

     WANGER TWENTY
     Units                                                               76,657           70,770
     Unit Value, end of period                                       $ 2.336441       $ 2.563737
     Net assets, end of period (thousands)                           $      179       $      181
     Mortality and Expense fees as a % of average net assets               1.35%            1.35%
     Net investment income as a % of average net assets                   (1.34%)          (1.37%)
     Total return                                                         (8.87%)           7.61%

     WANGER U.S. SMALLER COMPANIES
     Units                                                              602,279          570,639
     Unit Value, end of period                                       $ 1.885488       $ 2.297522
     Net assets, end of period (thousands)                           $    1,136       $    1,311
     Mortality and Expense fees as a % of average net assets               1.35%            1.35%
     Net investment income as a % of average net assets                   (1.34%)          (1.33%)
     Total return                                                        (17.93%)           9.88%



(1) From inception September 5, 2001 to December 31, 2001.
(2) From inception November 7, 2001 to December 31, 2001.
(3) From inception December 18, 2001 to December 31, 2001.
(4) From inception December 20, 2001 to December 31, 2001.
(5) From inception December 24, 2001 to December 31, 2001.
(6) From inception January 23, 2002 to December 31, 2002.
(7) From inception February 5, 2002 to December 31, 2002.
(8) From inception February 19, 2002 to December 31, 2002.
(9) From inception August 28, 2002 to December 31, 2002.
(10) From inception September 3, 2002 to December 31, 2002.
(11) From inception September 4, 2002 to December 31, 2002.
(12) From inception November 11, 2002 to December 31, 2002.
(13) From inception November 19, 2002 to December 31, 2002.
(14) Annualized.

                                     SA-35

                                          THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                                 PHL VARIABLE ACCUMULATION ACCOUNT
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                                                SUBACCOUNT
                                           ----------------------------------------------------------------------------------------
                                                PHOENIX-
                                                ABERDEEN                PHOENIX-              PHOENIX-AIM        PHOENIX-ALLIANCE/
                                              INTERNATIONAL           ABERDEEN NEW          MID-CAP EQUITY       BERNSTEIN GROWTH
                                                 SERIES                ASIA SERIES               SERIES           + VALUE SERIES
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                 714,161                 24,848                      -                 53,354
Participant deposits                                    61,651                      2                 14,699                 10,310
Participant transfers                                  (80,451)                 1,427                    528                 47,075
Participant withdrawals                                (18,754)                   (20)                (4,818)                  (272)
                                           ----------------------------------------------------------------------------------------
outstanding, end of period                             676,607                 26,257                 10,409                110,467
                                           ========================================================================================
                                                                                           PHOENIX-DUFF &            PHOENIX-
                                                 PHOENIX-               PHOENIX-             PHELPS REAL              ENEMANN
                                             DEUTSCHE DOW 30        DEUTSCHE NASDAQ       ESTATE SECURITIES       CAPITAL GROWTH
                                                 SERIES           100 INDEX(R) SERIES          SERIES                  SERIES
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                 140,751                122,324                108,003                735,256
Participant deposits                                    13,186                  1,991                 12,303                 44,287
Participant transfers                                   (4,592)               (65,857)               121,063                267,296
Participant withdrawals                                   (762)                  (101)               (13,612)               (49,637)
                                           ----------------------------------------------------------------------------------------
outstanding, end of period                             148,583                 58,357                227,757                997,202
                                           ========================================================================================
                                                 PHOENIX-                                      PHOENIX-
                                              ENGEMANN SMALL            PHOENIX-            GOODWIN MULTI-       PHOENIX-HOLLISTER
                                                & MID-CAP            GOODWIN MONEY          SECTOR FIXED           VALUE EQUITY
                                              GROWTH SERIES          MARKET SERIES          INCOME SERIES             SERIES
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                 627,746                907,365                265,318                724,073
Participant deposits                                    46,194                328,314                 56,461                 40,820
Participant transfers                                 (137,408)              (319,382)               152,313               (207,376)
Participant withdrawals                                (11,111)               (60,623)               (34,786)                (9,642)
                                           ----------------------------------------------------------------------------------------
outstanding, end of period                             525,421                855,674                439,306                547,875
                                           ========================================================================================
                                               PHOENIX-J.P
                                             MORGAN RESEARCH         PHOENIX-JANUS                                 PHOENIX-KAYNE
                                              ENHANCED INDEX        FLEXIBLE INCOME         PHOENIX-JANUS         LARGE-CAP CORE
                                                 SERIES                 SERIES              GROWTH SERIES             SERIES
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                 236,131                487,421              1,294,748                      -
Participant deposits                                     3,540                 28,629                 58,347                      -
Participant transfers                                   35,686                 19,348               (126,448)                 9,710
Participant withdrawals                                 (4,578)               (58,629)               (35,464)                  (184)
                                           ----------------------------------------------------------------------------------------
outstanding, end of period                             270,779                476,769              1,191,183                  9,526
                                           ========================================================================================

                                     SA-36


                                              THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                                     PHL VARIABLE ACCUMULATION ACCOUNT
                                                       NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)
                                                                                   SUBACCOUNT
                                           ---------------------------------------------------------------------------------------
                                              PHOENIX-KAYNE                                                        PHOENIX-LORD
                                                SMALL-CAP           PHOENIX-LAZARD          PHOENIX-LAZARD         ABBETT BOND-
                                              QUALITY VALUE         SMALL-CAP VALUE         U.S. MULTI-CAP          DEBENTURE
                                                 SERIES                 SERIES                   SERIES               SERIES
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                       -                      -                      -                      -
Participant deposits                                         -                      -                      -                      -
Participant transfers                                    8,451                  8,368                  8,480                  1,126
Participant withdrawals                                      -                      -                      -                      -
outstanding, end of period                 ----------------------------------------------------------------------------------------
                                                         8,451                  8,368                  8,480                  1,126
                                           ========================================================================================
                                              PHOENIX-LORD           PHOENIX-LORD           PHOENIX-MFS             PHOENIX-MFS
                                             ABBETT LARGE-CAP        ABBETT MID-CAP        INVESTORS GROWTH       INVESTORS TRUST
                                               VALUE SERIES           VALUE SERIES           STOCK SERIES             SERIES
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                       -                      -                      -                      -
Participant deposits                                         -                      -                  2,227                    507
Participant transfers                                    2,862                 10,114                 10,536                 25,692
Participant withdrawals                                      -                      -                      -                    (99)
Units outstanding, end of period           ----------------------------------------------------------------------------------------
                                                         2,862                 10,114                 12,763                 26,100
                                           ========================================================================================
                                                                        PHOENIX-               PHOENIX-
                                                                    OAKHURST GROWTH           OAKHURST            PHOENIX-SANFORD
                                               PHOENIX-MFS             AND INCOME             STRATEGIC           BERNSTEIN GLOBAL
                                              VALUE SERIES              SERIES            ALLOCATION SERIES         VALUE SERIES
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                  36,261                809,194                187,786                 40,580
Participant deposits                                   120,032                 67,332                119,431                      -
Participant transfers                                  235,407               (132,172)               512,223                101,386
Participant withdrawals                                 (3,025)               (50,305)               (45,981)                  (644)
outstanding, end of period                 ----------------------------------------------------------------------------------------
                                                       388,675                694,049                773,459                141,322
                                           ========================================================================================
                                             PHOENIX-SANFORD        PHOENIX-SANFORD        PHOENIX-SENECA          PHOENIX-SENECA
                                             BERNSTEIN MID-         BERNSTEIN SMALL-       MID-CAP GROWTH          STRATEGIC THEME
                                             CAP VALUE SERIES       CAP VALUE SERIES           SERIES                   SERIES
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                 693,370                434,300                401,167                488,297
Participant deposits                                    89,476                 69,476                 53,605                  7,335
Participant transfers                                   14,987                153,684                (18,229)              (141,328)
Participant withdrawals                                (13,104)               (27,640)               (24,482)               (24,086)
outstanding, end of period                 ----------------------------------------------------------------------------------------
                                                       784,729                629,820                412,061                330,218
                                           ========================================================================================

                       See Notes to Financial Statements
                                     SA-37

                                           THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                                  PHL VARIABLE ACCUMULATION ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)
                                                                                   SUBACCOUNT
                                           ---------------------------------------------------------------------------------------
                                              PHOENIX-STATE
                                             STREET RESEARCH         PHOENIX-VAN           AIM V.I. CAPITAL
                                                SMALL-CAP            KAMPEN FOCUS            APPRECIATION         AIM V.I. PREMIER
                                              GROWTH SERIES          EQUITY SERIES              FUND                EQUITY FUND
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                       -                310,861                  5,042                 24,147
Participant deposits                                         -                  3,453                  2,538                  5,187
Participant transfers                                    1,832                  3,275                  9,893                 50,234
Participant withdrawals                                      -                (11,097)                   (18)                   (43)
outstanding, end of period                 ----------------------------------------------------------------------------------------
                                                         1,832                306,492                 17,455                 79,525
                                           ========================================================================================
                                                                    FEDERATED FUND
                                             ALGER AMERICAN             FOR U.S.            FEDERATED HIGH
                                             LEVERAGED ALLCAP         GOVERNMENT             INCOME BOND         VIP CONTRAFUND(R)
                                                PORTFOLIO            SECUTIRIES II             FUND II               PORTFOLIO
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                 180,857                347,780                 85,002                125,185
Participant deposits                                    13,412                 64,251                 51,658                    779
Participant transfers                                  (21,610)               457,381                 18,825                 50,432
Participant withdrawals                                    (47)               (27,601)               (23,312)                (3,672)
outstanding, end of period                  ---------------------------------------------------------------------------------------
                                                       172,612                841,811                132,173                172,724
                                           ========================================================================================
                                                                                                                     TEMPLETON
                                               VIP GROWTH                                                           DEVELOPING
                                              OPPORTUNITIES           VIP GROWTH             MUTUAL SHARE            MARKETS
                                                PORTFOLIO             PORTFOLIO            SECURITIES FUND         SECURITIES FUND
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                  81,096                100,909                 74,592                 33,803
Participant deposits                                     2,367                138,799                 30,284                    185
Participant transfers                                   16,189                392,837                 (9,375)               (13,805)
Participant withdrawals                                      -                 (5,363)                (2,349)                   (15)
outstanding, end of period                  ---------------------------------------------------------------------------------------
                                                        99,652                627,182                 93,152                 20,168
                                           ========================================================================================
                                                                                                                     SCUDDER VIT
                                                TEMPLETON              TEMPLETON             TEMPLETON             EAFE(R) EQUITY
                                                 FOREIGN             GLOBAL ASSET             GROWTH                   INDEX
                                             SECURITIES FUND         ALLOCATION FUND       SECURITIES FUND             FUND
                                           -------------------    -------------------    -------------------    -------------------
Units outstanding, beginning of period                 483,674                 25,920                218,211                 10,678
Participant deposits                                    43,431                    144                      -                    472
Participant transfers                                   91,705                (20,772)                11,847                  6,810
Participant withdrawals                                 (7,985)                  (362)                (1,864)                (3,601)
outstanding, end of period                  ---------------------------------------------------------------------------------------
                                                       610,825                  4,930                228,194                 14,359
                                           ========================================================================================


                                       THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                              PHL VARIABLE ACCUMULATION ACCOUNT
                                                 NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)
                                                                                SUBACCOUNT
                                                 ----------------------------------------------------------------------------
                                                   SCUDDER VIT                                                    WANGER
                                                 EQUITY 500 INDEX       TECHNOLOGY        WANGER FOREIGN      INTERNATIONAL
                                                       FUND              PORTFOLIO            FORTY              SMALL CAP
                                                 ----------------    ----------------    ----------------    ----------------
Units outstanding, beginning of period                        639             615,542             101,579             337,313
Participant deposits                                        4,721              55,499               2,415              10,590
Participant transfers                                       2,291            (219,503)            (20,557)            (89,705)
Participant withdrawals                                    (4,746)            (11,851)             (2,668)             (4,994)
                                                 ----------------------------------------------------------------------------
outstanding, end of period                                  2,905             439,687              80,769             253,204
                                                 ============================================================================
                                                                        WANGER U.S.
                                                                         SMALLER
                                                   WANGER TWENTY        COMPANIES
                                                 ----------------    ----------------
Units outstanding, beginning of period                     70,770             570,639
Participant deposits                                        4,447              56,462
Participant transfers                                       2,570               8,297
Participant withdrawals                                    (1,130)            (33,119)
                                                 ------------------------------------
outstanding, end of period                                 76,657             602,279
                                                 ====================================


                                             THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                                                    PHL VARIABLE ACCUMULATION ACCOUNT
                                                       NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)
                                                                    SUBACCOUNT
                         --------------------------------------------------------------------------------------------
                            PHOENIX-                          PHOENIX-ALLIANCE/                         PHOENIX-
                            ABERDEEN                             BERNSTEIN                              DEUTSCHE
                          INTERNATIONAL   PHOENIX-ABERDEEN     GROWTH + VALUE     PHOENIX-DEUTSCHE      NASDAQ-100
                             SERIES        NEW ASIA SERIES        SERIES(2)         DOW 30 SERIES    INDEX(R) SERIES
                         --------------   -----------------   -----------------   ----------------   ---------------
Units outstanding,
  beginning of period           109,122               8,636                   -             84,096            21,932
Participant deposits            546,710                 213                   -             14,217             2,981
Participant transfers            74,491              16,015              53,358             42,438            97,411
Participant withdrawals         (16,162)                (16)                 (4)                 -                 -
                         --------------------------------------------------------------------------------------------
Units outstanding,
  end of period                 714,161              24,848              53,354            140,751           122,324
                         ============================================================================================

                                        SUBACCOUNT
                          ------------------------------------
                            PHOENIX-DUFF &        PHOENIX-
                             PHELPS REAL          ENGEMANN
                          ESTATE SECURITIES    CAPITAL GROWTH
                                SERIES             SERIES
                          -----------------   ----------------
Units outstanding,
  beginning of period               113,555            709,652
Participant deposits                  4,891             79,393
Participant transfers                (9,152)           (29,586)
Participant withdrawals              (1,291)           (24,203)
                        --------------------------------------
Units outstanding,
  end of period                     108,003            735,256
                        ======================================

                                              PHOENIX-
                                           ENGEMANN SMALL     PHOENIX-FEDERATED
                            PHOENIX-           & MID-CAP        U.S. GOVERNMENT    PHOENIX-GOODWIN   PHOENIX-GOODWIN
                         ENGEMANN NIFTY        GROWTH               BOND             MONEY MARKET      MULTI-SECTOR
                          FIFTY SERIES         SERIES              SERIES               SERIES        INCOME SERIES
                         --------------   -----------------   -----------------   ----------------   ---------------
Units outstanding,
  of period beginning           316,996               9,193               6,120            495,725            67,112
Participant deposits             28,945             655,398                 284            884,315            37,499
Participant transfers           (10,514)            (28,880)             20,199           (448,639)          166,114
Participant withdrawals          (4,735)             (7,965)               (392)           (24,036)           (5,407)
                         --------------------------------------------------------------------------------------------
Units outstanding,
  end of period                 330,692             627,746              26,211            907,365           265,318
                         ============================================================================================

                                                PHOENIX-J.P.
                                              MORGAN RESEARCH
                          PHOENIX-HOLLISTER    ENHANCED INDEX
                             VALUE EQUITY          FIXED
                                SERIES             SERIES
                          -----------------   ----------------
Units outstanding,
  of period beginning                88,692            198,095
Participant deposits                465,126             17,719
Participant transfers               183,716             22,893
Participant withdrawals             (13,461)            (2,576)
                        --------------------------------------
Units outstanding,
  end of period                     724,073            236,131
                        ======================================

                          PHOENIX-JANUS     PHOENIX-JANUS                                            PHOENIX-MORGAN
                           CORE EQUITY     FLEXIBLE INCOME      PHOENIX-JANUS       PHOENIX-MFS       STANLEY FOCUS
                              SERIES           SERIES           GROWTH SERIES      VALUE SERIES(4)    EQUITY SERIES
                         --------------   -----------------   -----------------   ----------------   ---------------
Units outstanding,
  beginning of period           136,173             233,453             373,778                  -            66,591
Participant deposits             77,612             145,197             851,599                  -           233,837
Participant transfers            26,699             122,784              88,947             36,261            11,039
Participant withdrawals          (3,107)            (14,013)            (19,576)                 -              (606)
                         --------------------------------------------------------------------------------------------
Units outstanding,
  end of period                 237,377             487,421           1,294,748             36,261           310,861
                         ============================================================================================

                                              PHOENIX-OAKHURST
                          PHOENIX-OAKHURST       GROWTH AND
                           BALANCED SERIES     INCOME SERIES
                          -----------------   ----------------
Units outstanding,
  beginning of period               300,865            605,753
Participant deposits                 54,838             56,824
Participant transfers                59,350            164,399
Participant withdrawals             (24,029)           (17,782)
                        --------------------------------------
Units outstanding,
  end of period                     391,024            809,194
                        ======================================

                            PHOENIX-
                            OAKHURST                           PHOENIX-SANFORD
                            STRATEGIC      PHOENIX-SANFORD        BERNSTEIN       PHOENIX-SANFORD    PHOENIX-SENECA
                           ALLOCATION      BERNSTEIN GLOBAL        MID-CAP        BERNSTEIN SMALL-   MID-CAP GROWTH
                             SERIES          VALUE SERIES        VALUE SERIES     CAP VALUE SERIES       SERIES
                         --------------   -----------------   -----------------   ----------------   ---------------
Units outstanding,
  beginning of period            75,905              19,536             115,705             19,536           295,047
Participant deposits                489              26,908              31,733                130            55,304
Participant transfers           123,488              (5,864)            550,945            414,634            59,230
Participant withdrawals         (12,096)                  -              (5,013)                 -            (8,414)
                         --------------------------------------------------------------------------------------------
Units outstanding,
  end of period                 187,786              40,580             693,370            434,300           401,167
                         ============================================================================================



                           PHOENIX-SENECA     AIM V.I. CAPITAL
                           STRATEGIC THEME      APPRECIATION
                                SERIES             FUND(5)
                          -----------------   ----------------
Units outstanding,
  beginning of period               668,573                  -
Participant deposits                 33,018              5,042
Participant transfers              (203,243)                 -
Participant withdrawals             (10,051)                 -
                        --------------------------------------
Units outstanding,
  end of period                     488,297              5,042
                        ======================================

                                                                                                        FEDERATED
                                           ALGER AMERICAN       DEUTSCHE VIT        DEUTSCHE VIT        FUND FOR
                         AIM V.I. VALUE   LEVERAGED ALLCAP     EAFE(R) EQUITY        EQUITY 500      U.S. GOVERNMENT
                             FUND(1)          PORTFOLIO           INDEX FUND        INDEX FUND(3)     SECURITIES II
                         --------------   -----------------   -----------------   ----------------   ---------------
Units outstanding,
  beginning of period                 -              36,038               5,054                  -            29,890
Participant deposits             11,208               1,509               3,775                639           188,273
Participant transfers            12,939             143,310               1,864                  -           140,496
Participant withdrawals               -                   -                 (15)                 -           (10,879)
                         --------------------------------------------------------------------------------------------
Units outstanding,
  end of period                  24,147             180,857              10,678                639           347,780
                         ============================================================================================


                            FEDERATED HIGH          VIP
                             INCOME BOND        CONTRAFUND(R)
                               FUND II            PORTFOLIO
                          -----------------   ----------------
Units outstanding,
  beginning of period                45,546             36,548
Participant deposits                  7,664                883
Participant transfers                32,815             87,754
Participant withdrawals              (1,023)                 -
                        --------------------------------------
Units outstanding,
  end of period                      85,002            125,185
                        ======================================
                                                                                                       TEMPLETON
                           VIP GROWTH                                                                  DEVELOPING
                          OPPORTUNITIES      VIP GROWTH         MUTUAL SHARES     TEMPLETON ASSET        MARKETS
                            PORTFOLIO         PORTFOLIO        SECURITIES FUND     STRATEGY FUND     SECURITIES FUND
                         --------------   -----------------   -----------------   ----------------   ---------------
Units outstanding,
  beginning of period            27,480              65,967              32,371             19,632            23,624
Participant deposits              5,512              17,070              32,165                121             1,201
Participant transfers            48,131              17,872              11,266              6,481             8,991
Participant withdrawals             (27)               --                (1,210)              (314)              (13)
                         --------------------------------------------------------------------------------------------
Units outstanding,
  end of period                  81,096             100,909              74,592             25,920            33,803
                         ============================================================================================

                             TEMPLETON
                               GROWTH              TEMPLETON
                             SECURITIES         INTERNATIONAL
                                FUND           SECURITIES FUND
                          -----------------   ----------------
Units outstanding,
  beginning of period                21,040             29,702
Participant deposits                200,814            325,736
Participant transfers                  --              132,924
Participant withdrawals              (3,643)            (4,688)
                        --------------------------------------
Units outstanding,
  end of period                     218,211            483,674
                        ======================================


                                       THE PHOENIX EDGE(R) - VA (DEATH BENEFIT OPTION 3)
                                              PHL VARIABLE ACCUMULATION ACCOUNT
                                                NOTES TO FINANCIAL STATEMENTS



NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS) (CONTINUED)
                                                                            SUBACCOUNT
                                           --------------------------------------------------------------------------------------
                                                                                   WANGER
                                             TECHNOLOGY           WANGER        INTERNATIONAL        WANGER          WANGER U.S.
                                              PORTFOLIO       FOREIGN FORTY      SMALL CAP           TWENTY          SMALL CAP
                                           --------------    --------------    --------------    --------------    --------------
Units outstanding, beginning of period            378,365            75,672           140,294            56,187           212,428
Participants deposits                              54,771             5,381           163,740               274           155,471
Participants transfers                            191,791            26,329            38,037            14,774           212,778
Participants withdrawals                           (9,385)           (5,803)           (4,758)             (465)          (10,038)
                                           --------------------------------------------------------------------------------------
Units outstanding, end of period                  615,542           101,579           337,313            70,770           570,639
                                           ======================================================================================






(1)  From inception September 5, 2001 to December 31, 2001
(2)  From inception November 7, 2001 to December 31, 2001
(3)  From inception December 18, 2001 to December 31, 2001
(4)  From inception December 20, 2001 to December 31, 2001
(5)  From inception December 24, 2001 to December 31, 2001


                  THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--FEES AND RELATED PARTY TRANSACTIONS

     PHL Variable and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     PHL Variable assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. In return for the assumption of these mortality and expense risks, PHL Variable charges each subaccount the daily equivalent of .40%, .825% and .125% on an annual basis for mortality, expense risks and daily administrative fees, respectively.

     As compensation for administrative services provided to the Account, PHL Variable generally receives $35 per year from each contract, which is deducted on a pro-rata basis from the subaccounts or Guaranteed Interest Account in which contract/policy owners have an interest. Such costs aggregated $10,357, $6,900 and $640 during the years ended December 31, 2002, 2001 and 2000, respectively.

     PEPCO is the principal underwriter and distributor for the Account.

     On surrender of a contract, contingent deferred sales charges, which vary from 0-7% depending upon the duration of each contract deposit, are deducted from proceeds and are paid to PHL Variable as reimbursement for services provided. Contingent deferred sales charges deducted and paid to PHL Variable aggregated $13,166, $10,606 and $2,710 during the years ended December 31, 2002, 2001 and 2000, respectively.

NOTE 7--DISTRIBUTION OF NET INCOME

     The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. PHL Variable intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 9--MERGERS

     On March 22, 2002, the Phoenix-Janus Growth Series ("Growth") acquired all of the net assets of the Phoenix-Janus Core Equity Series ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

     On April 5, 2002, the Phoenix-Engemann Capital Growth Series ("Capital Growth") acquired all of the net assets of the Phoenix-Engemann Nifty Fifty Series ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

     On April 5, 2002, the Phoenix-Oakhurst Strategic Allocation Series ("Strategic Allocation") acquired all of the net assets of the Phoenix-Oakhurst Balanced Series ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 10--MANAGER OF MANAGERS EXEMPTIVE ORDER

     The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, Inc. ("PVA") have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 11--PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION

     Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the separate account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Government Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series received a confirmation of activity for this transaction.

     As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment.

                 THE PHOENIX EDGE(R)-VA (DEATH BENEFIT OPTION 3)
                        PHL VARIABLE ACCUMULATION ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 12--MIXED AND SHARED FUNDING

     Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

     The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--REORGANIZATION

     On November 12, 2002 and December 10, 2002, The Board of Trustees of PESF approved a Plan of Reorganization to merge three Series of PESF into other existing Series of PESF. Each discontinued Series was merged into a corresponding surviving Series as follows:


     Discontinued Series                  Surviving Series                 Approval Date        Merger Date
     -------------------                  ----------------                 -------------        -----------
     Phoenix-Aberdeen New Asia            Phoenix-Aberdeen International   November 12, 2002   February 7, 2003
     Phoenix-MFS Investors Growth Stock   Phoenix-Janus Growth(1)          December 10, 2002   February 14, 2003
     Phoenix-Van Kampen Focus Equity      Phoenix-Janus Growth(1)          December 10, 2002   February 14, 2003


     On the merger date, each discontinued Series transferred substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series received a proportional number of shares in the surviving Series.

(1)MFS succeeded Janus as subadvisor.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS]

To the Board of Directors of PHL Variable Insurance Company and
Participants of PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Death Benefit Option 3)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the PHL Variable Accumulation Account (The Phoenix Edge(R)-VA (Death Benefit Option 3)) at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.



/S/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 21, 2003

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHL VARIABLE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
         FINANCIAL STATEMENTS
         DECEMBER 31, 2002 AND 2001

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                      ----------
Report of Independent Accountants...................................     F-3

Balance Sheet as of December 31, 2002 and 2001......................     F-4

Statement of Income, Comprehensive Income and Changes in
  Stockholder's Equity for the years ended 2002, 2001 and 2000......     F-5

Statement of Cash Flows for the years ended 2002, 2001 and 2000.....     F-6

Notes to Financial Statements.......................................  F-7 - F-19

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860) 241 7000
                                                    Facsimile (860) 241 7590

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of PHL Variable Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income, comprehensive income and changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
February 5, 2003

                         PHL VARIABLE INSURANCE COMPANY
                                  BALANCE SHEET
                 ($ amounts in thousands, except per share data)
                           DECEMBER 31, 2002 AND 2001

                                                                                         2002                 2001
                                                                                   ------------------   ------------------

ASSETS:
Available-for-sale debt securities, at fair value................................    $   2,388,189        $     789,380
Equity securities, at fair value.................................................           33,121                  --
Policy loans, at unpaid principal balances.......................................            1,335                  896
Other investments................................................................           10,166                2,911
                                                                                   ------------------   ------------------
Total investments................................................................        2,432,811              793,187
Cash and cash equivalents........................................................          473,246              171,444
Accrued investment income........................................................           18,768                5,787
Deferred policy acquisition costs................................................          255,677              164,987
Other general account assets.....................................................           45,105               30,343
Separate account assets..........................................................        1,157,913            1,539,476
                                                                                   ------------------   ------------------
TOTAL ASSETS.....................................................................    $   4,383,520        $   2,705,224
                                                                                   ==================   ==================

LIABILITIES:
Policyholder deposit funds.......................................................    $   2,557,428        $     865,970
Policy liabilities and accruals..................................................          124,925               47,131
Deferred income taxes............................................................           38,993               27,426
Other general account liabilities................................................           33,352               26,226
Separate account liabilities.....................................................        1,157,913            1,534,345
                                                                                   ------------------   ------------------
TOTAL LIABILITIES................................................................        3,912,611            2,501,098
                                                                                   ------------------   ------------------

STOCKHOLDER'S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued.......            2,500                2,500
Additional paid-in capital.......................................................          444,234              184,864
Retained earnings................................................................            1,547               14,803
Accumulated other comprehensive income...........................................           22,628                1,959
                                                                                   ------------------   ------------------
TOTAL STOCKHOLDER'S EQUITY.......................................................          470,909              204,126
                                                                                   ------------------   ------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.......................................    $   4,383,520        $   2,705,224
                                                                                   ==================   ==================

The accompanying notes are an integral part of these financial statements.

                         PHL VARIABLE INSURANCE COMPANY
  STATEMENT OF INCOME, COMPREHENSIVE INCOME AND CHANGES IN STOCKHOLDER'S EQUITY
                            ($ amounts in thousands)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


                                                                                 2002            2001               2000
                                                                           ---------------  ---------------   ---------------

 REVENUES:
 Premiums.................................................................   $   4,372        $   5,129         $   6,168
 Insurance and investment product fees....................................      46,915           32,379            30,098
 Investment income, net of expenses.......................................      92,472           30,976             9,197
 Net realized investment gains (losses)...................................     (16,167)          (1,196)              116
                                                                           ---------------  ---------------   ---------------
 TOTAL REVENUES...........................................................     127,592           67,288            45,579
                                                                           ---------------  ---------------   ---------------

 BENEFITS AND EXPENSES:
 Policy benefits..........................................................      98,915           39,717            17,056
 Policy acquisition cost amortization.....................................      23,182            8,477            15,765
 Other operating expenses.................................................      27,386           15,305            14,006
                                                                           ---------------  ---------------   ---------------
 TOTAL BENEFITS AND EXPENSES..............................................     149,483           63,499            46,827
                                                                           ---------------  ---------------   ---------------
 Income (loss) before income taxes........................................     (21,891)           3,789            (1,248)
 Applicable income taxes (benefit)........................................      (8,635)             539            (1,263)
                                                                           ---------------  ---------------   ---------------
 NET INCOME (LOSS) .......................................................   $ (13,256)       $   3,250         $      15
                                                                           ===============  ===============   ===============

 COMPREHENSIVE INCOME:
 NET INCOME (LOSS)........................................................   $ (13,256)       $   3,250         $      15
                                                                           ---------------  ---------------   ---------------
 Net unrealized investment gains..........................................      18,522            2,022               984
 Net unrealized derivative instruments gains (losses).....................       2,147             (334)              --
                                                                           ---------------  ---------------   ---------------
 OTHER COMPREHENSIVE INCOME (LOSS)........................................      20,669            1,688               984
                                                                           ---------------  ---------------   ---------------
 COMPREHENSIVE INCOME.....................................................   $   7,413        $   4,938         $     999
                                                                           ===============  ===============   ===============

ADDITIONAL PAID-IN  CAPITAL:
Capital contributions from parent........................................    $ 259,370        $ 105,000        $  15,000

RETAINED EARNINGS
Net income (loss)........................................................      (13,256)           3,250               15

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income...............................................       20,669            1,688              984
                                                                           ---------------  ---------------  ---------------
CHANGE IN STOCKHOLDER'S EQUITY...........................................      266,783          109,938           15,999
Stockholder's equity, beginning of year..................................      204,126           94,188           78,189
                                                                           ---------------  ---------------  ---------------
STOCKHOLDER'S EQUITY, END OF YEAR........................................    $ 470,909        $ 204,126        $  94,188
                                                                           ===============  ===============  ===============


The accompanying notes are an integral part of these financial statements

                         PHL VARIABLE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                            ($ amounts in thousands)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000



                                                                                 2002            2001               2000
                                                                           --------------   ---------------   ---------------

 OPERATING ACTIVITIES:
 Net income (loss).......................................................  $   (13,256)     $     3,250      $        15
 Net realized investment (gains) losses..................................       16,167            1,196             (116)
 Amortization and depreciation...........................................         --                102              102
 Deferred income taxes (benefit).........................................          438           22,733            3,045
 Increase in receivables.................................................      (12,981)          (4,406)            (595)
 Deferred policy acquisition costs (increase) decrease...................     (128,164)         (81,588)         (23,845)
 (Increase) decrease in policy liabilities and accruals..................       66,632           23,069            9,822
 Other assets and other liabilities net change...........................      (28,007)         (23,609)           9,625
                                                                           ---------------  ---------------   ---------------
 CASH FROM OPERATING ACTIVITIES..........................................      (99,171)         (59,253)          (1,947)
                                                                           ---------------  ---------------   ---------------

INVESTING ACTIVITIES:
Investment purchases.....................................................   (1,753,350)        (766,494)        (119,088)
Investment sales, repayments and maturities..............................      414,195          140,835           29,511
                                                                           ---------------  ---------------   ---------------
CASH (FOR) FROM INVESTING ACTIVITIES.....................................   (1,339,155)        (625,659)         (89,577)
                                                                           ---------------  ---------------   ---------------

 FINANCING ACTIVITIES:
 Policyholder deposit fund receipts, net ................................    1,480,758          670,577          131,163
 Capital contributions from parent.......................................      259,370          105,000           15,000
                                                                           ---------------  ---------------   ---------------
 CASH FROM FINANCING ACTIVITIES..........................................    1,740,128          775,577          146,163
                                                                           ---------------  ---------------   ---------------
 CHANGE IN CASH AND CASH EQUIVALENTS.....................................      301,802           90,665           54,639
 Cash and cash equivalents, beginning of year............................      171,444           80,779           26,140
                                                                           ---------------  ---------------   ---------------
 CASH AND CASH EQUIVALENTS, END OF YEAR..................................  $   473,246      $   171,444       $   80,779
                                                                           ===============  ===============   ===============

The accompanying notes are an integral part of these financial statements.

                         PHL VARIABLE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

1.  ORGANIZATION AND OPERATIONS

PHL Variable Insurance Company is a life insurance company offering variable and fixed annuity and non-participating life insurance products. It is a wholly-owned subsidiary of PM Holdings, Inc. PM Holdings is a wholly-owned subsidiary of Phoenix Life Insurance Company (Phoenix Life), which is a wholly-owned subsidiary of The Phoenix Companies, Inc., a New York Stock Exchange listed company. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies and changed its name to Phoenix Life Insurance Company.

We have prepared these financial statements in accordance with generally accepted accounting principles (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of goodwill, investments in debt and equity securities, pension and other postemployment benefits liabilities and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

2.  OPERATING ACTIVITIES

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

We recognize term insurance premiums as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, which allows us to control exposure to potential losses arising from large risks and provide additional capacity for growth.

We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

    o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.

    o We reinsure 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life products.

Additional information on direct business written and reinsurance assumed and ceded for continuing operations for the years 2002, 2001 and 2000 follows (in thousands):


                                                                                2002             2001             2000
                                                                           ---------------  ---------------   ---------------

Direct premiums..........................................................   $     21,283    $      20,930     $     21,219
Premiums assumed from reinsureds.........................................            --               --               --
Premiums ceded to reinsurers.............................................        (16,911)         (15,801)         (15,051)
                                                                           ---------------  ---------------   ---------------
PREMIUMS ................................................................   $      4,372    $       5,129     $      6,168
                                                                           ===============  ===============   ===============

Direct policy benefits incurred..........................................   $     39,692    $      19,345     $     17,253
Policy benefits assumed from reinsureds..................................          3,857              --               --
Policy benefits ceded to reinsurers......................................        (11,492)          (6,987)          (7,515)
                                                                           ---------------  ---------------   ---------------
POLICY BENEFITS..........................................................   $     32,057    $      12,358     $      9,738
                                                                           ===============  ===============  ===============

Direct life insurance in-force...........................................   $ 11,999,540    $  10,205,877     $  9,684,755
Life insurance in-force assumed from reinsureds..........................        215,329              --               --
Life insurance in-force ceded to reinsurers..............................     (9,842,076)      (9,015,734)      (8,672,918)
                                                                           ---------------  ---------------  ---------------
LIFE INSURANCE IN-FORCE..................................................   $  2,372,793    $   1,190,143     $  1,011,837
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net insurance in-force...................       9.01%                 --               --
                                                                           ===============  ===============  ===============

VALLEY FORGE LIFE INSURANCE

On July 23, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation), effective July 1, 2002. The business acquired had a total account value of $557.0 million at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance. The business acquired generated a loss of $17.2 million ($11.2 million after income taxes) for the year 2002.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. We amortize DAC and PVFP based on the related policy's classification. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

In the third quarter of 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, at the quarter-end we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $9.9 million pre-tax ($6.4 million after income taxes) increase in policy acquisition cost amortization expense in the third quarter of 2002.

The activity in deferred policy acquisition costs for the years 2002, 2001 and 2000 follows (in thousands):


                                                                                 2002             2001             2000
                                                                           ---------------  ---------------   ---------------

Direct acquisition costs deferred, excluding acquisitions...............       $  102,769      $   90,065       $   39,610
Acquisition costs recognized in Valley Forge Life acquisition...........           48,577             --               --
Recurring costs amortized to expense....................................          (23,182)         (8,477)         (15,765)
(Cost) or credit offsets to net unrealized investment gains or losses
  included in other comprehensive income................................          (37,474)         (1,443)          (1,139)
                                                                           ---------------  ---------------   ---------------
Change in deferred policy acquisition costs.............................           90,690          80,145           22,706
Deferred policy acquisition costs, beginning of year....................          164,987          84,842           62,136
                                                                           ---------------  ---------------   ---------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR..........................       $  255,677      $  164,987       $   84,842
                                                                           ===============  ===============   ===============

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 5.3% to 6.5% at year-end 2002, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 3.0% to 6.5%, less administrative charges. At year-end 2002 and 2001, there was $1,303.0 million and $359.7 million, respectively, in policyholder deposit funds with no associated surrender charges.

FAIR VALUE OF INVESTMENT CONTRACTS

For purposes of fair value disclosures (Note 9), we determine the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

FUNDS UNDER MANAGEMENT

Activity in annuity funds under management for the years 2002, 2001 and 2000 (in millions):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Deposits.................................................................       $  1,854.7      $  1,222.0      $    454.7
Performance..............................................................           (119.0)         (199.3)         (151.0)
Fees.....................................................................            (23.4)          (23.8)          (24.9)
Benefits and surrenders..................................................           (405.3)         (127.0)          (84.6)
                                                                              --------------  --------------  --------------
Change in funds under management.........................................          1,307.0           871.9           194.2
Funds under management, beginning of year................................          2,385.9         1,514.0         1,319.8
                                                                              --------------  --------------  --------------
FUNDS UNDER MANAGEMENT, END OF YEAR......................................       $  3,692.9      $  2,385.9      $  1,514.0
                                                                              ==============  ==============  ==============


3.  INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). Prior to 2001, we classified private placement debt securities as held-to-maturity and reported them at amortized cost, less any impairment. In connection with The Phoenix Company's conversion to a public company, in 2001 we reclassified these securities, when their carrying value was $32.0 million, to available-for-sale and recorded a $1.3 million unrealized gain ($0.4 million unrealized gain after offsets for applicable deferred policy acquisition costs and deferred income taxes) in other comprehensive income.

Fair value and cost of our debt securities at year-end 2002 and 2001 follow (in thousands):

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency.............................   $      7,343      $      6,377     $      6,837     $      6,379
State and political subdivision........................         39,213            37,625           37,054           37,039
Foreign government.....................................         11,586            11,186            6,870            6,847
Corporate..............................................        791,091           768,126          178,479          177,622
Mortgage-backed........................................        643,147           619,316          207,902          207,252
Other asset-backed.....................................        895,809           879,927          352,238          351,123
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES........................................   $  2,388,189      $  2,322,557     $    789,380     $    786,262
                                                         ===============   ===============  ===============  ===============


For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

We owned no non-income producing debt securities at year-end 2002 or 2001.

Fair value and cost of our equity securities at year-end 2002 and 2001 follow (in thousands):

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

Mutual fund seed investments...........................    $    14,324       $    13,780      $    --          $    --
Other equity securities................................         18,797            18,088           --               --
                                                         ---------------   ---------------  ---------------  ---------------
EQUITY SECURITIES......................................    $    33,121       $    31,868      $    --          $    --
                                                         ===============   ===============  ===============  ===============


Gross and net unrealized gains and losses from debt and equity securities at year-end 2002 and 2001 follow (in thousands):


                                                                          2002                            2001
                                                             -------------------------------  ------------------------------
                                                                 GAINS            LOSSES          GAINS           LOSSES
                                                             --------------   --------------  --------------  --------------

U.S. government and agency..................................   $      966       $     --        $      458      $     --
State and political subdivision.............................        1,588             --               513           (498)
Foreign government..........................................          459             (59)              27             (4)
Corporate...................................................       29,834          (6,869)           2,642         (1,785)
Mortgage-backed.............................................       23,976            (145)           1,871         (1,221)
Other asset-backed..........................................       17,052          (1,170)           2,445         (1,330)
                                                             --------------   --------------  --------------  --------------
DEBT SECURITIES GAINS AND LOSSES............................   $   73,875       $  (8,243)      $    7,956      $  (4,838)
                                                             ==============   ==============  ==============  ==============
EQUITY SECURITIES GAINS AND LOSSES..........................   $    1,782       $    (529)      $      --       $     --
                                                             ==============   ==============  ==============  ==============
NET GAINS...................................................   $   66,885                       $    3,118
                                                             ==============                   ==============


POLICY LOANS AND OTHER INVESTED ASSETS

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. For purposes of fair value disclosures (Note 9), for variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include a partnership interest which we do not control, seed money in separate accounts, and derivative instruments. The partnership interest is an investment in a hedge fund of funds in which we do not have control or a majority ownership interest. The interest is recorded using the equity method of accounting.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements.

NET INVESTMENT INCOME

Sources of net investment income for the years 2002, 2001 and 2000 follow (in thousands):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Debt securities............................................................    $   88,764      $   28,436      $    7,254
Equity securities..........................................................           269            --              --
Other invested assets......................................................           237            --              --
Policy loans...............................................................            38              15              12
Cash and cash equivalents..................................................         4,891           2,845           2,049
                                                                              --------------  --------------  --------------
Total investment income....................................................        94,199          31,296           9,315
Less: investment expenses..................................................         1,727             320             118
                                                                              --------------  --------------  --------------
NET INVESTMENT INCOME......................................................    $   92,472      $   30,976      $    9,197
                                                                              ==============  ==============  ==============


NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains and losses on asset dispositions, when declines in fair value of debt and equity securities whose value, in our judgment, is considered to be other-than-temporarily impaired are written down to fair value as a charge to realized losses included in net income. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made. The new cost basis is not changed for subsequent recoveries in value. Applicable income taxes are reported separately as components of net income.

Sources and types of net realized investment gains (losses) for the years 2002, 2001 and 2000 follow (in thousands):


                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

IMPAIRMENT LOSSES ON DEBT SECURITIES.....................................      $  (13,207)     $      --        $     --
                                                                              --------------  --------------  --------------
Debt securities gains....................................................           2,754             425              73
Debt securities losses...................................................          (6,640)           (213)             (6)
Equity securities losses.................................................              (1)            --              --
Other invested assets....................................................             927          (1,408)             49
                                                                              --------------  --------------  --------------
NET TRANSACTION GAINS (LOSSES)...........................................          (2,960)         (1,196)            116
                                                                              --------------  --------------  --------------
NET REALIZED INVESTMENT GAINS (LOSSES)...................................      $  (16,167)     $   (1,196)     $      116
                                                                              ==============  ==============  ==============


UNREALIZED INVESTMENT GAINS (LOSSES)

We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income net of applicable deferred income taxes.

Sources of net unrealized investment gains (losses) for the years 2002, 2001 and 2000 follow (in thousands):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  ---------------

Debt securities..........................................................      $     62,514    $      2,297    $      2,652
Equity securities........................................................             1,253             --              --
Other investments .......................................................             2,203           2,258             --
                                                                              --------------  --------------  ---------------
NET UNREALIZED INVESTMENT GAINS..........................................      $     65,970    $      4,555    $      2,652
                                                                              ==============  ==============  ===============

Net unrealized investment gains..........................................      $     65,970    $      4,555    $      2,652
                                                                              --------------  --------------  ---------------
Applicable deferred policy acquisition costs.............................            37,474           1,443           1,139
Applicable deferred income taxes (benefit)...............................             9,974           1,090             529
                                                                              --------------  --------------  ---------------
Offsets to net unrealized investment gains...............................            47,448           2,533           1,668
                                                                              --------------  --------------  ---------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME.................................      $     18,522    $      2,022    $        984
                                                                              ==============  ==============  ===============

CASH FLOWS

Investment purchases, sales, repayments and maturities for the years 2002, 2001 and 2000 follow:

                                                                                   2002            2001             2000
                                                                              --------------  --------------  ---------------

Debt security purchases..................................................      $ (1,720,008)   $   (765,529)   $   (118,383)
Equity security purchases................................................            (9,374)            --              --
Other invested asset purchases...........................................            (9,929)           (779)           (517)
Policy loan advances, net................................................              (439)           (186)           (188)
                                                                              --------------  --------------  ---------------
INVESTMENT PURCHASES.....................................................      $ (1,739,750)   $   (766,494)   $   (119,088)
                                                                              ==============  ==============  ===============

Debt securities sales....................................................      $     94,486    $     34,165    $      1,513
Debt securities maturities and repayments................................           296,625         106,670          27,998
Equity security sales....................................................            23,084             --              --
                                                                              --------------  --------------  ---------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..............................      $    414,195    $    140,835    $     29,511
                                                                              ==============  ==============  ===============


The maturities of debt securities and mortgage loans, by contractual sinking fund payment and maturity, at year-end 2002 are summarized in the following table (in thousands). Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, we may have the right to put or sell the obligations back to the issuers and mortgage loans may be refinanced.

  Due in one year or less...................................................................................   $    452,931
  Due after one year through five years.....................................................................      1,206,211
  Due after five years through ten years....................................................................        407,434
  Due after ten years.......................................................................................        255,981
                                                                                                              ---------------
  TOTAL.....................................................................................................   $  2,322,557
                                                                                                              ===============


4.  SEPARATE ACCOUNTS

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

Separate account assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.

5.  INCOME TAXES

We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return.

The allocation of income taxes to elements of comprehensive income (loss) and between current and deferred for the years 2002, 2001 and 2000 follows (in thousands):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

NET INCOME (LOSS)...........................................................       (8,635)            539          (1,263)
Other comprehensive income..................................................       11,129             909             529
                                                                              --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS).................................................    $   2,494       $   1,448       $    (734)
                                                                              ==============  ==============  ==============

Current.....................................................................    $  (9,073)      $ (22,194)      $  (4,308)
Deferred....................................................................          438          22,733           3,045
                                                                              --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO NET INCOME.............................       (8,635)            539          (1,263)
Deferred income taxes applicable to other comprehensive income..............       11,129             909             529
                                                                              --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO COMPREHENSIVE INCOME...................    $   2,494       $   1,448       $    (734)
                                                                              ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)...............................................    $   3,149       $  (5,357)      $  (2,660)
                                                                              ==============  ==============  ==============


For the years 2002, 2001 and 2000, the effective federal income tax rates applicable to income from continuing operations differ from the 35.0% statutory tax rate. Items giving rise to the differences and the effects are as follow (in thousands):

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Income taxes (benefit) at statutory rate.....................................   $  (7,662)      $   1,326       $    (437)
Tax advantaged investment income.............................................        (972)           (812)           (853)
Other, net...................................................................          (1)             25              27
                                                                              --------------  --------------  --------------
APPLICABLE INCOME TAXES (BENEFIT)............................................   $  (8,635)      $     539       $  (1,263)
                                                                              ==============  ==============  ==============
Effective income tax (benefit) rates.........................................       39.4%           14.2%          101.2%
                                                                              ==============  ==============  ==============

Deferred income tax assets (liabilities) attributable to temporary differences at year-end 2002 and 2001 follow (in thousands):


                                                                                                  2002            2001
                                                                                              --------------  --------------


Deferred income tax assets:
Future policyholder benefits.................................................................  $   24,858       $   19,350
Unearned premiums / deferred revenues........................................................       2,454              806
Investments..................................................................................         --               243
Net operating loss carryover benefits........................................................      32,568              --
Other........................................................................................         810              378
                                                                                              --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS.............................................................      60,690           20,777
                                                                                              --------------  --------------
Deferred tax liabilities:

Deferred policy acquisition costs............................................................      84,040           47,149
Investments..................................................................................      15,643            1,054
                                                                                              --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES........................................................      99,683           48,203
                                                                                              --------------  --------------
DEFERRED INCOME TAX LIABILITY................................................................  $   38,993       $   27,426
                                                                                              ==============  ==============

Commencing with the tax year ended December 31, 2001, we are included in the life/non-life consolidated federal income tax return filed by The Phoenix Companies. We had filed separate company returns for the tax years ended December 31, 1996 through December 31, 2000 as required under Internal Revenue Code Section 1504(c). Within the consolidated tax return, The Phoenix Companies is required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. There are limitations as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

At year-end 2002, we had net operating losses of $93 million for federal income tax purposes of which $24.6 million expires in 2015, $15.6 million expires in 2016 and $52.8 million expires in 2017. We believe that the tax benefits of these losses will be fully realized before their expiration. As a result, no valuation allowance has been recorded against the deferred income tax asset resulting from the net operating losses.

We have determined, based on our earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at year-end 2002 and 2001 will be realized.

6.  RELATED PARTY TRANSACTIONS

Phoenix Life provides services and facilities to us and is reimbursed through a cost allocation process. The expenses allocated to us were $64.0 million, $47.0 million and $34.3 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts payable to Phoenix Life were $7.5 million and $4.9 million as of December 31, 2002 and 2001, respectively.

Phoenix Investment Partners Ltd. an indirect wholly-owned subsidiary of The Phoenix Companies, through its affiliated registered investment advisors, provides investment services to us for a fee. Investment advisory fees incurred by us were $2.0 million, $2.3 million and $2.1 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts payable to the affiliated investment advisors were $40 thousand and $39 thousand, as of December 31, 2002 and 2001, respectively.

Phoenix Equity Planning Corporation, a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of our annuity contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker-dealers who are licensed to sell our annuity contracts. We incurred commissions for contracts underwritten by Phoenix Equity Planning of $30.3 million, $32.4 million and $20.0 million for the years ended December 31, 2002,

2001 and 2000, respectively. Amounts payable to Phoenix Equity Planning were $0.3 million and $1.2 million, as of December 31, 2002 and 2001, respectively.

Phoenix Life pays commissions to producers who sell non-registered life and annuity products offered by us. Commissions paid by Phoenix Life on our behalf were $28.1 million, $9.2 million and $8.5 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts payable to Phoenix Life were $2.3 million and $1.3 million as of December 31, 2002 and 2001, respectively.

WS Griffith Associates, Inc., an indirect wholly-owned subsidiary of Phoenix Life, sells and services many of our non-participating life insurance products through its insurance agents. Concessions paid to WS Griffith Associates were $1.0 million, $0.7 million and $2.6 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts payable to WS Griffith Associates were $124 thousand and $162 thousand, as of December 31, 2002 and 2001, respectively.

7.  EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies has a non-contributory, defined benefit pension plan covering substantially all of its employees and those of its subsidiaries. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Company's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to its pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans which it sponsors. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and the related expense attributable to us has been allocated. The amount of the allocated expense is not significant to the financial statements.

8.  OTHER COMPREHENSIVE INCOME

We record unrealized gains and losses on available-for-sale securities and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Components of accumulated other comprehensive income at year-end 2002 and 2001 follows:

                                                                                   2002                      2001
                                                                        -------------------------- -------------------------
                                                                            GROSS          NET        GROSS          NET
                                                                        ----------------------------------------------------

Unrealized gains on investments......................................     $  71,345    $  20,814    $   5,375    $   2,292
Unrealized gains on derivative instruments...........................         2,790        1,814         (514)        (334)
                                                                        ------------- ------------ ------------ ------------
Accumulated other comprehensive income...............................        74,135    $  22,628        4,861    $   1,958
                                                                        ------------- ------------ ------------ ------------
Applicable deferred policy acquisition costs.........................        39,323                     1,849
Applicable deferred income taxes.....................................        12,184                     1,054
                                                                        -------------              ------------
Offsets to other comprehensive income................................        51,507                     2,903
                                                                        -------------              ------------
ACCUMULATED OTHER COMPREHENSIVE INCOME...............................     $  22,628                 $   1,958
                                                                        =============              ============


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND DERIVATIVE INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of financial instruments at year-end 2002 and 2001 follow (in thousands):


                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                            CARRYING            FAIR           CARRYING           FAIR
                                                             VALUE              VALUE           VALUE             VALUE
                                                         ---------------   ---------------  ---------------  ---------------

Cash and cash equivalents...............................   $   473,246       $   473,246      $   171,444      $   171,444
Debt securities.........................................     2,388,189         2,388,189          789,380          789,380
Equity securities.......................................        33,121            33,121             --               --
Policy loans............................................         1,335             1,335              896              896
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL ASSETS........................................   $ 2,895,891       $ 2,895,891      $   961,720      $   961,720
                                                         ===============   ===============  ===============  ===============
Investment contracts....................................   $ 2,557,428       $ 2,627,078      $   865,970      $   866,465
Derivative financial instruments........................          --                --                514              514
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL LIABILITIES...................................   $ 2,557,428       $ 2,627,078      $   866,484      $   866,979
                                                         ===============   ===============  ===============  ===============


DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

All derivative instruments are recognized on the balance sheet at fair value. Generally, each derivative is designated according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Cash flow hedges are generally accounted for under the shortcut method with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

We recognized an after-tax gain of $2.1 million for the year ended December 31, 2002 and an after tax loss of $0.3 million for the year ended December 31, 2001 (reported as other comprehensive income in Statements of Income, Comprehensive Income and Changes in Stockholder's Equity), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, we recognize the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified into earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. At year-end 2002, we expect to reclassify into earnings over the next twelve months $0.3 million of the deferred after tax gains on these derivative instruments. For the year 2001, we reclassified an after-tax gain of $0.3 to net realized investment gains related to these same derivatives.

We held the following positions in derivative instruments at year-end 2002 and 2001 at fair value (in thousands):

                                                                                   2002                      2001
                                                                        -------------------------  -------------------------

                                               NOTIONAL
                                                AMOUNT       MATURITY      ASSET      LIABILITY       ASSET     LIABILITY
                                             ------------  ------------ ----------- -------------- ----------- ------------

Interest rate swaps.........................      50,000      2012       $    --      $    --      $    --      $      514
                                             ------------               ----------- -------------- ----------- ------------
TOTAL DERIVATIVE INSTRUMENT POSITIONS.......  $   50,000                 $    --      $    --      $    --      $      514
                                             ============               =========== ============== =========== ============

We are exposed to credit risk in the event of nonperformance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. We did not have any credit exposure related to these instruments at year-end 2002 and 2001, respectively.

10. STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. There were no material practices not prescribed by the State of Connecticut Insurance Department as of December 31, 2002, 2001 and 2000. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, "Income Taxes", which limits taxes based on admissibility tests.

The following reconciles our statutory net income as reported to regulatory authorities to GAAP net income as reported in these financial statements for the years ended December 31, 2002, 2001 and 2000 (in thousands):

                                                                                 2002            2001             2000
                                                                           ---------------  ---------------  ---------------

Statutory net income................................................        $   (146,135)    $    (45,648)    $    (40,129)
DAC, net............................................................             110,587           81,588           23,845
Future policy benefits..............................................               1,488          (20,013)          19,615
Deferred income taxes...............................................                (438)         (22,136)          (3,641)
Net investment income...............................................              15,531            7,085             --
Realized gains......................................................               6,177            2,149             --
Other, net..........................................................                (466)             225              325
                                                                           ---------------  ---------------  ---------------
NET INCOME (LOSS), AS REPORTED......................................        $    (13,256)    $      3,250     $         15
                                                                           ===============  ===============  ===============

The following reconciles our statutory surplus and asset valuation reserve ("AVR") as reported to regulatory authorities to GAAP equity as reported in these financial statements for the years ended December 31, 2002, 2001 and 2000 (in thousands):

                                                                                 2002            2001             2000
                                                                           ---------------  ---------------  ---------------

Statutory surplus and AVR...........................................        $    215,806     $    102,016     $     41,847
DAC, net............................................................             295,000          166,836           85,247
Future policy benefits..............................................             (42,616)         (42,885)         (29,336)
Investment valuation allowances.....................................              20,715            1,597              459
Deferred income taxes...............................................             (38,993)         (28,756)          (4,379)
Deposit funds.......................................................              23,167            5,073            --
Other, net..........................................................              (2,170)             245              350
                                                                           ---------------  ---------------  ---------------
STOCKHOLDER'S EQUITY, AS REPORTED...................................        $    470,909     $    204,126     $     94,188
                                                                           ===============  ===============  ===============


The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution that may be made by us during 2003 without prior approval is subject to restrictions relating to statutory surplus.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting and Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded).

The State of Connecticut Insurance Department adopted the Codification guidance, effective January 1, 2001. The effect of adoption increased our statutory surplus by $587.8 thousand, primarily as a result of recording deferred income taxes.